[GRAPHIC OMITTED]

                           --------------------------
                             ARMADA FUNDS PROSPECTUS
                           A, B AND C SHARES (RETAIL)
                                 OCTOBER 1, 2004
                           --------------------------

EQUITY FUNDS

International Equity Fund
Large Cap Core Equity Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
S&P 500 Index Fund
Small Cap Core Fund
Small Cap Growth Fund
Small Cap Value Fund

ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Balanced Allocation Fund
Conservative Allocation Fund

FIXED INCOME FUNDS

Bond Fund
Government Mortgage Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
Ultra Short Bond Fund

TAX FREE BOND FUNDS

Intermediate Tax Exempt Bond Fund
Michigan Intermediate Municipal Bond Fund
Ohio Intermediate Tax Exempt Bond Fund
Pennsylvania Intermediate Municipal Bond Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   [LOGO]
                                   ARMADA(R)
                                       FUNDS

                               WWW.ARMADAFUNDS.COM

================================================================================
INVESTMENT ADVISER
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY

ABOUT THIS PROSPECTUS

Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class A, Class B and Class C Shares of the Funds before investing. Armada also offers Class A, Class B and Class C Shares of Armada money market funds in a separate prospectus. To obtain more information on Armada Funds, visit us on-line at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND
(3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

ARMADA INTERNATIONAL EQUITY FUND ..........................................    2

ARMADA LARGE CAP CORE EQUITY FUND .........................................    4

ARMADA LARGE CAP GROWTH FUND ..............................................    6

ARMADA LARGE CAP VALUE FUND ...............................................    8

ARMADA MID CAP GROWTH FUND ................................................   10

ARMADA MID CAP VALUE FUND .................................................   12

ARMADA S&P 500 INDEX FUND .................................................   14

ARMADA SMALL CAP CORE FUND ................................................   16

ARMADA SMALL CAP GROWTH FUND ..............................................   18

ARMADA SMALL CAP VALUE FUND ...............................................   20

ARMADA AGGRESSIVE ALLOCATION FUND .........................................   28

ARMADA BALANCED ALLOCATION FUND ...........................................   32

ARMADA CONSERVATIVE ALLOCATION FUND .......................................   36

ARMADA BOND FUND ..........................................................   42

ARMADA GOVERNMENT MORTGAGE FUND ...........................................   44

ARMADA INTERMEDIATE BOND FUND .............................................   46

ARMADA LIMITED MATURITY BOND FUND .........................................   48

ARMADA TOTAL RETURN ADVANTAGE FUND ........................................   50

ARMADA ULTRA SHORT BOND FUND ..............................................   52

ARMADA INTERMEDIATE TAX EXEMPT BOND FUND ..................................   58

ARMADA MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND ..........................   60

ARMADA OHIO INTERMEDIATE TAX EXEMPT BOND FUND .............................   62

ARMADA PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ......................   64

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ....................   69

MORE INFORMATION ABOUT FUND INVESTMENTS ...................................   73

INVESTOR PROFILES .........................................................   74

INVESTMENT ADVISER AND INVESTMENT TEAMS ...................................   76

PURCHASING, SELLING AND EXCHANGING FUND SHARES ............................   85

DIVIDENDS AND TAXES .......................................................   96

FINANCIAL HIGHLIGHTS ......................................................   98

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company ("Adviser") manages the investments of each Fund. Allegiant Investment Counselors, Inc. ("Investment Counselors" or "Sub-Adviser") serves as sub-adviser to the Armada Small Cap Core Fund. The Adviser, with the assistance of the Sub-Adviser in the case of the Small Cap Core Fund, invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's and Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS

ARMADA INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in common stocks of issuers located in at least three foreign countries

     PRINCIPAL RISKS

     Market risk, foreign risk, multi-national companies risk, country risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Within foreign markets, the Adviser buys and sells securities using risk management software to select stocks that in the aggregate most closely match the stock characteristics and attributes by country within the MSCI EAFE Index. The Adviser may use derivative securities to implement the strategy. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The instruments that are equity securities may include common stocks, American Depositary Receipts or other US listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.

Futures contracts combined with investment in money market instruments and forward currency agreements are used to replicate broad market exposure in a particular index. The manager may use these instruments because they lower costs such as commissions, custody, and foreign withholding or stamp taxes. These instruments are not used for the purpose of introducing leverage in the Fund.

The Fund may use exchange traded funds or closed-end funds to gain broad exposure to markets in a more efficient manner. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission and the instrument's liquidity.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a

                                                                    EQUITY FUNDS

                                                ARMADA INTERNATIONAL EQUITY FUND

greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

             19.53%   49.71%   -17.09%   -25.52%   -19.20%   32.59%
--------------------------------------------------------------------------------
              1998     1999      2000      2001      2002     2003

                     Best Quarter     36.05%   (12/31/99)
                     Worst Quarter   -19.96%   (09/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 2.49%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MSCI EAFE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL
RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS A SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada International Equity Fund                                       8/1/97

   Returns Before Taxes             25.23%    -1.31%     0.60%

   Returns After Taxes on
   Distributions                    24.69%    -1.78%     0.20%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                      16.39%    -1.26%     0.37%
--------------------------------------------------------------------------------
MSCI EAFE Index(1)
(reflects no deduction for
fees, expenses or taxes)            38.59%    -0.09%     1.17%     Since 7/31/97
--------------------------------------------------------------------------------

                                                        SINCE        DATE OF
CLASS B SHARES                     1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada International Equity Fund   26.84%    -1.21%     2.21%        1/6/98
--------------------------------------------------------------------------------
MSCI EAFE Index(1)
(reflects no deduction for
fees, expenses or taxes)           38.59%    -0.09%     3.04%     Since 12/31/97
--------------------------------------------------------------------------------

                                                        SINCE         DATE OF
CLASS C SHARES                     1 YEAR   5 YEARS   INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Armada International Equity Fund   30.93%     N/A       -9.01%        1/5/00
--------------------------------------------------------------------------------
MSCI EAFE Index(1)
(reflects no deduction for
fees, expenses or taxes)           38.59%     N/A       -5.86%    Since 12/31/99
--------------------------------------------------------------------------------

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPRISING 21 MSCI COUNTRY INDICES, REPRESENTING DEVELOPED MARKETS OUTSIDE OF NORTH AMERICA.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP CORE EQUITY FUND

(FORMERLY KNOWN AS THE "ARMADA CORE EQUITY FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in common stocks of large cap companies

     PRINCIPAL RISKS

     Market risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the S&P 500 Composite Stock Price Index, thus providing shareholders with a broad equity market exposure. A large portion of the Fund will be invested in companies with market capitalizations similar to the S&P 500 Composite Stock Price Index.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, technical, and sentiment factors to help identify appropriate investments for the Fund. Among the factors considered are the following: the quality of the management team; industry position; the company's business model; and historical growth rates. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                               ARMADA LARGE CAP CORE EQUITY FUND

                               (FORMERLY KNOWN AS THE "ARMADA CORE EQUITY FUND")

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

              31.99%   19.72%   1.45%   -14.49%   -20.44%   26.69%
--------------------------------------------------------------------------------
               1998     1999    2000     2001      2002      2003

                     Best Quarter     25.04%   (12/31/98)
                     Worst Quarter   -17.62%    (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.16%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS A SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap Core Equity Fund                                      8/1/97

   Returns Before Taxes              19.72%   -0.22%     4.68%

   Returns After Taxes on
   Distributions                     19.42%   -1.07%     3.72%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                       12.79%   -0.38%     3.70%
--------------------------------------------------------------------------------
S&P 500 Composite
Stock Price Index(1)
(reflects no deduction for
fees, expenses or taxes)             28.68%   -0.57%     3.92%     Since 7/31/97
--------------------------------------------------------------------------------

                                                        SINCE         DATE OF
CLASS B SHARES                     1 YEAR   5 YEARS   INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap
Core Equity Fund                   20.79%    -0.09%     4.88%         1/6/98
--------------------------------------------------------------------------------
S&P 500 Composite
Stock Price Index(1)
(reflects no deduction for
fees, expenses or taxes)           28.68%    -0.57%     3.78%     Since 12/31/97
--------------------------------------------------------------------------------

                                                         SINCE        DATE OF
CLASS C SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap
Core Equity Fund                     24.67%    N/A       -3.52%        1/20/00
--------------------------------------------------------------------------------
S&P 500 Composite
Stock Price Index(1)
(reflects no deduction for
fees, expenses or taxes)             28.68%    N/A       -4.20%    Since 1/31/00
--------------------------------------------------------------------------------

(1) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE
     U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP GROWTH FUND

(FORMERLY KNOWN AS THE "ARMADA EQUITY GROWTH FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in growth-oriented common stocks of large cap companies

     PRINCIPAL RISKS

     Market risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the Russell 1000 Growth Index, thus providing shareholders with increased exposure to the growth areas of the equity market. A large portion of the Fund will be invested in companies with market capitalizations similar to the Russell 1000 Growth Index. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-0.94%  28.51%  19.98%  36.34%  28.74%  22.66%  -5.48%  -16.53%  -28.39%  19.75%
--------------------------------------------------------------------------------
 1994    1995    1996    1997    1998    1999    2000    2001     2002     2003

                     Best Quarter     22.85%   (12/31/98)
                     Worst Quarter   -16.15%    (3/31/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.43%.

                                                                    EQUITY FUNDS

                                                    ARMADA LARGE CAP GROWTH FUND

                             (FORMERLY KNOWN AS THE "ARMADA EQUITY GROWTH FUND")

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE RUSSELL 1000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Large Cap
Growth Fund

   Returns Before Taxes                               13.16%   -4.75%     7.71%

   Returns After Taxes on
   Distributions                                      13.05%   -5.03%     6.18%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                         8.55%   -4.03%     5.92%
--------------------------------------------------------------------------------
S&P 500 Composite
Stock Price Index(1)
(reflects no deduction for
fees, expenses or taxes)                              28.68%   -0.57%    11.07%
--------------------------------------------------------------------------------
Russell 1000 Growth Index(2, 3)
(reflects no deduction for
fees, expenses or taxes)                              29.75%   -5.11%     9.21%
--------------------------------------------------------------------------------

                                                                 SINCE         DATE OF
CLASS B SHARES                   1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
-----------------------------------------------------------------------------------------
Armada Large Cap
Growth Fund                       13.94%   -4.64%      N/A       0.60%         1/6/98
-----------------------------------------------------------------------------------------
S&P 500 Composite
Stock Price Index(1)
(reflects no deduction for
fees, expenses or taxes)          28.68%   -0.57%      N/A       3.78%     Since 12/31/97
-----------------------------------------------------------------------------------------
Russell 1000 Growth Index(2, 3)
(reflects no deduction for
fees, expenses or taxes)          29.75%   -5.11%      N/A       1.08%     Since 12/31/97
-----------------------------------------------------------------------------------------

                                                                 SINCE         DATE OF
CLASS C SHARES                   1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
-----------------------------------------------------------------------------------------
Armada Large Cap
Growth Fund                      17.97%     N/A        N/A       -9.23%        1/27/00
-----------------------------------------------------------------------------------------
S&P 500 Composite
Stock Price Index(1)
(reflects no deduction for
fees, expenses or taxes)         28.68%     N/A        N/A       -4.20%    Since 1/31/00
-----------------------------------------------------------------------------------------
Russell 1000 Growth Index(2, 3)
(reflects no deduction for
fees, expenses or taxes)         29.75%     N/A        N/A      -12.00%    Since 1/31/00
-----------------------------------------------------------------------------------------

(1) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE
     U.S. STOCK MARKET AS A WHOLE.

(2) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

(3) ON MAY 11, 2004 THE FUND'S BENCHMARK WAS CHANGED TO THE RUSSELL 1000 GROWTH INDEX. THE ADVISER FEELS THAT THIS INDEX SERVES AS A BETTER COMPARISON FOR THE FUND.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP VALUE FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in value-oriented common stocks of large cap companies

     PRINCIPAL RISK

     Market risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                     ARMADA LARGE CAP VALUE FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     27.37%  17.89%  28.87%  9.77%  -0.25%  11.30%  -4.05%  -15.22%  26.78%
--------------------------------------------------------------------------------
      1995    1996    1997   1998    1999    2000    2001    2002     2003

                     Best Quarter     15.42%    (6/30/03)
                     Worst Quarter   -17.98%    (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 2.35%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 1000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                        SINCE         DATE OF
CLASS A SHARES                     1 YEAR   5 YEARS   INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap Value Fund                                           8/22/94

   Returns Before Taxes            19.84%    1.59%       9.07%

   Returns After Taxes on
   Distributions                   19.40%    0.54%       7.79%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                     12.85%    0.82%       7.27%
-------------------------------------------------------------------------------
Russell 1000 Value Index(1)
(reflects no deduction for
fees, expenses or taxes)           30.03%    3.56%      12.42%     Since 8/31/94
--------------------------------------------------------------------------------

                                                        SINCE        DATE OF
CLASS B SHARES                     1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap Value Fund        21.04%    1.67%       3.40%        1/6/98
--------------------------------------------------------------------------------
Russell 1000 Value Index(1)
(reflects no deduction for
fees, expenses or taxes)           30.03%    3.56%       5.48%    Since 12/31/97
--------------------------------------------------------------------------------

                                                        SINCE       DATE OF
CLASS C SHARES                     1 YEAR   5 YEARS   INCEPTION    INCEPTION
-------------------------------------------------------------------------------
Armada Large Cap Value Fund        24.92%     N/A        4.14%      1/27/00
-------------------------------------------------------------------------------
Russell 1000 Value Index(1)
(reflects no deduction for
fees, expenses or taxes)           30.03%     N/A        3.57%    Since 1/31/00
-------------------------------------------------------------------------------

(1) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA MID CAP GROWTH FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in growth-oriented common stocks of medium-sized companies

     PRINCIPAL RISKS

     Market risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase between $1 billion and $15 billion. The Fund notes that capitalizations of greater than approximately $8 billion are considered to be in the "large cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Armada Mid Cap Growth Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-5.43   29.58%  18.53%  11.60%  11.04%  45.47%  -8.11%  -19.17%  -31.25%  33.68%
--------------------------------------------------------------------------------
 1994    1995    1996    1997    1998    1999    2000    2001     2002     2003

                     Best Quarter     34.98%   (12/31/99)
                     Worst Quarter   -27.16%    (9/30/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.46%.

                                                                    EQUITY FUNDS

                                                      ARMADA MID CAP GROWTH FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Mid Cap Growth Fund

   Returns Before Taxes                              26.37%    -1.27%     5.38%

   Returns After Taxes on Distributions              26.37%    -4.35%     1.43%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                               17.14%    -1.80%     3.00%
--------------------------------------------------------------------------------
Russell Midcap Growth Index(1)
(reflects no deduction for
fees, expenses or taxes)                             42.71%     2.01%     9.40%
--------------------------------------------------------------------------------

                                                                 SINCE        DATE OF
CLASS B SHARES                   1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
----------------------------------------------------------------------------------------
Armada Mid Cap Growth Fund       27.92%    -1.01%      N/A       5.42%         2/4/94
----------------------------------------------------------------------------------------
Russell Midcap Growth Index(1)
(reflects no deduction for
fees, expenses or taxes)         42.71%     2.01%      N/A       9.21%     Since 1/31/94
----------------------------------------------------------------------------------------

                                                                 SINCE        DATE OF
CLASS C SHARES                   1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
----------------------------------------------------------------------------------------
Armada Mid Cap Growth Fund       31.68%     N/A        N/A      -14.65%       6/15/00
----------------------------------------------------------------------------------------
Russell Midcap Growth Index(1)
(reflects no deduction for
fees, expenses or taxes)         42.71%     N/A        N/A       -8.76%    Since 5/31/00
----------------------------------------------------------------------------------------

(1) THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL MIDCAP INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST U.S. COMPANIES AMONG THE LARGEST 1,000 U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA MID CAP VALUE FUND

(FORMERLY KNOWN AS THE "ARMADA SMALL/MID CAP VALUE FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Long-term capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in value-oriented common stocks of mid cap companies

     PRINCIPAL RISK

     Market risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $1 billion and $15 billion at the time the Fund purchases the company's securities. The Fund notes that capitalizations of greater than approximately $8 billion are considered to be in the "large cap" range by some industry sources.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

Prior to March 1, 2004, the Fund invested in value-oriented common stocks of small cap and mid cap companies. Accordingly, performance information prior to March 1, 2004 reflects the results of the previous investment strategy.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                     34.50%
--------------------------------------------------------------------------------
                                      2003

                     Best Quarter     16.95%    (6/30/03)
                     Worst Quarter    -3.96%    (3/31/03)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 7.46%.

                                                                    EQUITY FUNDS

                                                       ARMADA MID CAP VALUE FUND

                       (FORMERLY KNOWN AS THE "ARMADA SMALL/MID CAP VALUE FUND")

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL MIDCAP VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. THERE IS NO PERFORMANCE INFORMATION FOR CLASS B SHARES AND CLASS C SHARES OF THE FUND BECAUSE THOSE SHARES HAD NOT COMPLETED A FULL CALENDAR YEAR OF INVESTMENT OPERATIONS AS OF DECEMBER 31, 2003. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS A SHARES                                1 YEAR   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Mid Cap Value Fund                                              7/1/02

   Returns Before Taxes                       27.09%     10.26%

   Returns After Taxes on Distributions       26.12%      9.64%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                        17.70%      8.41%
--------------------------------------------------------------------------------
Russell Midcap Value Index(1)
(reflects no deduction for
fees, expenses or taxes)                      38.07%     13.73%    Since 6/30/02
--------------------------------------------------------------------------------

(1) THE RUSSELL MIDCAP VALUE INDEX IS AN UNMANAGED, MARKET-WEIGHTED TOTAL RETURN INDEX THAT TRACKS THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH RATES.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA S&P 500 INDEX FUND

(FORMERLY KNOWN AS THE "ARMADA EQUITY INDEX FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     To approximate, before Fund expenses, the investment results of the S&P 500 Composite Stock Price Index

     PRINCIPAL INVESTMENT STRATEGY

     Investing in stocks that comprise the S&P 500 Composite Stock Price Index

     PRINCIPAL RISKS

     Market risk, tracking error risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada S&P 500 Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Adviser invests substantially all, but in no event less than 80%, of the Fund's net assets plus any borrowings for investment purposes in stocks included in the S&P 500 Composite Stock Price Index (the "Index"). The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets is invested in stocks included in the Index in approximately the same relative proportion as those stocks are held in the Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a small percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the Index. Consequently, the Fund may purchase a security that is scheduled to be included in the Index but prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the Index with the goal of adding small incremental performance relative to the Index. Stocks that are held in very small proportions in the Index may be excluded from the Fund or held short if they are expected to underperform. In addition, the Fund may sell securities short.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                    20.28%  -9.45%  -12.47%  -22.57%  27.96%
--------------------------------------------------------------------------------
                     1999    2000    2001     2002     2003

                     Best Quarter     15.28%    (6/30/03)
                     Worst Quarter   -17.37%    (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 2.99%.

                                                                    EQUITY FUNDS

                                                       ARMADA S&P 500 INDEX FUND

                              (FORMERLY KNOWN AS THE "ARMADA EQUITY INDEX FUND")

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

---------------------------------------------------------------------------------------
                                                               SINCE         DATE OF
CLASS A SHARES                            1 YEAR   5 YEARS   INCEPTION      INCEPTION
---------------------------------------------------------------------------------------
Armada S&P 500 Index Fund                                                   10/15/98

   Returns Before Taxes                   23.23%    -1.88%      1.28%

   Returns After Taxes on
   Distributions                          22.78%    -2.26%     -0.89%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                            15.06%    -1.81%     -0.66%
---------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for
fees, expenses or taxes)                  28.68%    -0.57%      1.68%    Since 10/31/98
---------------------------------------------------------------------------------------

                                                               SINCE         DATE OF
CLASS B SHARES                                      1 YEAR   INCEPTION      INCEPTION
---------------------------------------------------------------------------------------
Armada S&P 500 Index Fund                           22.00%     -6.20%        1/4/00
---------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for
fees, expenses or taxes)                            28.68%     -5.34%    Since 12/31/99
---------------------------------------------------------------------------------------

                                                               SINCE         DATE OF
CLASS C SHARES                                      1 YEAR   INCEPTION      INCEPTION
---------------------------------------------------------------------------------------
Armada S&P 500 Index Fund                           25.92%     -6.62%       1/17/00
---------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for
fees, expenses or taxes)                            28.68%     -4.20%     Since 1/30/00
---------------------------------------------------------------------------------------

(1) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. "S&P 500" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY NATIONAL CITY INVESTMENT MANAGEMENT COMPANY. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP CORE FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in common stocks of small cap companies

     PRINCIPAL RISKS

     Market risk, small companies risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Core Fund's investment objective is to provide capital appreciation. The Fund intends to achieve this objective by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Sub-Adviser's investment process is to invest in securities of companies based on the Sub-Adviser's analysis of the company's cash flow. The Sub-Adviser's investment process focuses, specifically, on Cash Flow Return on Investment (CFROI(R)).(1) CFROI(R) is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI(R) is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. The Sub-Adviser believes that CFROI(R) provides a more accurate predictor of future value than other broadly used analysis methods. The Sub-Adviser first screens companies based on corporate performance utilizing the CFROI(R) measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. The Sub-Adviser believes that it does not matter what a particular company's cash flow change is if the stock is overvalued.

In addition, as part of its screening process, the Sub-Adviser looks for companies whose management understands how to create value for shareholders, deploy capital, that have low debt and a consistent dividend policy, and that are market leaders with respect to the product or service they provide, as well as companies that are part of a strong or growing industry. The Sub-Adviser will generally sell a security when cash flow return on investment flattens or declines, market price equals or exceeds cash flow value "target," company characteristics deteriorate, when there are earnings warnings, and when the stock experiences underperformance. However, none of the sell characteristics are automatic.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization of between $100 million and $3 billion at the time of purchase. The Fund notes that capitalizations of $2 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

--------------------------------------------------------------------------------

(1) CFROI IS A REGISTERED TRADEMARK OF CSFB HOLT.

                                                                    EQUITY FUNDS

                                                      ARMADA SMALL CAP CORE FUND

PERFORMANCE INFORMATION

Since the Fund did not commence operations until April 2, 2004, performance results have not been provided.

The Fund will compare its performance to the Russell 2000 Index. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in growth-oriented common stocks of small cap companies

     PRINCIPAL RISKS

     Market risk, small companies risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion. The Fund notes that capitalizations of $2 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                    ARMADA SMALL CAP GROWTH FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

              7.28%   35.63%   -15.19%   -8.27%   -39.47%   45.14%
--------------------------------------------------------------------------------
              1998     1999      2000     2001      2002     2003

                     Best Quarter     36.11%   (12/31/99)
                     Worst Quarter   -25.82%    (9/30/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -3.98%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                        SINCE        DATE OF
CLASS A SHARES                     1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Growth Fund                                         8/1/97

   Returns Before Taxes            37.21%    -2.61%      0.11%

   Returns After Taxes on
   Distributions                   37.21%    -2.98%     -0.27%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                     24.19%    -2.20%      0.04%
--------------------------------------------------------------------------------
Russell 2000 Growth Index(1)
(reflects no deduction for
fees, expenses or taxes)           48.54%     0.86%      1.19%    Since 7/31/97
--------------------------------------------------------------------------------

                                                        SINCE         DATE OF
CLASS B SHARES                     1 YEAR   5 YEARS   INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Growth Fund       39.25%    -2.51%     -0.69%        1/6/98
--------------------------------------------------------------------------------
Russell 2000 Growth Index(1)
(reflects no deduction for
fees, expenses or taxes)           48.54%     0.86%      0.92%    Since 12/31/97
--------------------------------------------------------------------------------

                                                        SINCE          DATE OF
CLASS C SHARES                     1 YEAR   5 YEARS   INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Growth Fund       43.11%     N/A      -11.23%        1/20/00
--------------------------------------------------------------------------------
Russell 2000 Growth Index(1)
(reflects no deduction for
fees, expenses or taxes)           48.54%     N/A       -7.52%     Since 1/31/00
--------------------------------------------------------------------------------

(1) THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2000 SMALLEST COMPANIES OF THE 3000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP VALUE FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in value-oriented common stocks of small cap companies

     PRINCIPAL RISKS

     Market risk, small companies risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion. The Fund notes that capitalizations of $2 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                     ARMADA SMALL CAP VALUE FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 18.41%   22.32%   32.05%   -7.64%   7.65%   33.22%   17.03%   -10.75%   38.62%
--------------------------------------------------------------------------------
  1995     1996     1997     1998    1999     2000     2001      2002     2003

                     Best Quarter     19.22%   (12/31/01)
                     Worst Quarter   -17.92%    (9/30/98)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 6.49%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 2000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS A SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Value Fund                                           8/15/94

   Returns Before Taxes             31.02%    14.44%     14.71%

   Returns After Taxes on
   Distributions                    30.50%    12.77%     12.49%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                      20.79%    11.63%     11.71%
--------------------------------------------------------------------------------
Russell 2000 Value Index(1)
(reflects no deduction for
fees, expenses or taxes)            26.03%    12.28%     13.70%    Since 7/31/94
--------------------------------------------------------------------------------

                                                        SINCE         DATE OF
CLASS B SHARES                     1 YEAR   5 YEARS   INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Value Fund        32.65%    14.72%     10.83%        1/6/98
--------------------------------------------------------------------------------
Russell 2000 Value Index(1)
(reflects no deduction for
fees, expenses or taxes)           26.03%    12.28%      8.92%    Since 12/31/97
--------------------------------------------------------------------------------

                                                         SINCE        DATE OF
CLASS C SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Value Fund         36.65%     N/A       18.26%       1/27/00
--------------------------------------------------------------------------------
Russell 2000 Value Index(1)
(reflects no deduction for
fees, expenses or taxes)            26.03%     N/A       17.17%    Since 1/31/00
--------------------------------------------------------------------------------

(1) THE RUSSELL 2000 VALUE INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2000 SMALLEST COMPANIES OF THE 3000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                  INTERNATIONAL EQUITY FUND        LARGE CAP CORE EQUITY FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                5.50%(1)   None       None       5.50%(1)   None       None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)               None       5.00%(2)   1.00%(3)   None       5.00%(2)   1.00%(3)
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None       None       None       None       None
----------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               2.00%(4)   None       None       None       None       None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None       None       None       None       None
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                         1.15%      1.15%      1.15%      0.75%      0.75%      0.75%
----------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.07%(5)   0.75%      0.75%      0.07%(5)   0.75%      0.75%
----------------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                 0.25%      0.25%      0.25%      0.25%      0.25%      0.25%
----------------------------------------------------------------------------------------------------------------
   Other(7)                                      0.21%      0.21%      0.21%      0.14%      0.14%      0.14%
----------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.46%      0.46%      0.46%      0.39%      0.39%      0.39%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(7)                            1.68%      2.36%      2.36%      1.21%      1.89%      1.89%
----------------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES                                    LARGE CAP GROWTH FUND             LARGE CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                5.50%(1)   None       None       5.50%(1)   None       None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)               None       5.00%(2)   1.00%(3)   None       5.00%(2)   1.00%(3)
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None       None       None       None       None
----------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None       None       None       None       None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None       None       None       None       None
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                         0.75%      0.75%      0.75%      0.75%      0.75%      0.75%
----------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.07%(5)   0.75%      0.75%      0.07%(5)   0.75%      0.75%
----------------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                 0.25%      0.25%      0.25%      0.25%      0.25%      0.25%
----------------------------------------------------------------------------------------------------------------
   Other(7)                                      0.13%      0.13%      0.13%      0.14%      0.14%      0.14%
----------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.38%      0.38%      0.38%      0.39%      0.39%      0.39%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(7)                            1.20%      1.88%      1.88%      1.21%      1.89%      1.89%
----------------------------------------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

SHAREHOLDER FEES                                     MID CAP GROWTH FUND               MID CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                5.50%(1)   None       None       5.50%(1)   None       None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)               None       5.00%(2)   1.00%(3)   None       5.00%(2)   1.00%(3)
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None       None       None       None       None
----------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None       None       None       None       None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None       None       None       None       None
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(8)                      1.00%(7)   1.00%(7)   1.00%(7)   1.00%      1.00%      1.00%
----------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.07%(5)   0.75%      0.75%      0.07%(5)   0.75%      0.75%
----------------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                 0.25%      0.25%      0.25%      0.25%      0.25%      0.25%
----------------------------------------------------------------------------------------------------------------
   Other(7)                                      0.21%      0.21%      0.21%      0.18%      0.18%      0.18%
----------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.46%      0.46%      0.46%      0.43%      0.43%      0.43%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(7, 8)                         1.53%(7)   2.21%(7)   2.21%(7)   1.50%      2.18%      2.18%
----------------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES                                      S&P 500 INDEX FUND              SMALL CAP CORE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                2.50%(1)   None       None       5.50%(1)   None       None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)               None       5.00%(2)   1.00%(3)   None       5.00%(2)   1.00%(3)
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None       None       None       None       None
----------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None       None       2.00%(4)   None       None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None       None       None       None       None
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(7)                      0.35%      0.35%      0.35%      1.00%(8)   1.00%(8)   1.00%(8)
----------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.00%(5)   0.75%      0.75%      0.07%(5)   0.75%      0.75%
----------------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                 0.25%      0.25%      0.25%      0.25%      0.25%      0.25%
----------------------------------------------------------------------------------------------------------------
   Other(7)                                      0.14%      0.14%      0.14%      0.16%(9)   0.16%(9)   0.16%(9)
----------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.39%      0.39%      0.39%      0.41%      0.41%      0.41%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(7)                            0.74%      1.49%      1.49%      1.48%      2.16%      2.16%
----------------------------------------------------------------------------------------------------------------

EQUITY FUNDS

SHAREHOLDER FEES                                    SMALL CAP GROWTH FUND             SMALL CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                5.50%(1)   None       None       5.50%(1)   None       None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)               None       5.00%(2)   1.00%(3)   None       5.00%(2)   1.00%(3)
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None       None       None       None       None
----------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               2.00%(4)   None       None       2.00%(4)   None       None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None       None       None       None       None
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                         1.00%      1.00%      1.00%      1.00%      1.00%      1.00%
----------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.07%(5)   0.75%      0.75%      0.07%(5)   0.75%      0.75%
----------------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                 0.25%      0.25%      0.25%      0.25%      0.25%      0.25%
----------------------------------------------------------------------------------------------------------------
   Other(7)                                      0.18%      0.18%      0.18%      0.13%      0.13%      0.13%
----------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.43%      0.43%      0.43%      0.38%      0.38%      0.38%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(7)                            1.50%      2.18%      2.18%      1.45%      2.13%      2.13%
----------------------------------------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

(1) This sales charge varies depending upon how much you invest. See "Sales Charges."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. For more details, see "Redemption Fee" section of this prospectus.


(5) Represents actual Distribution (12b-1) Fees incurred by the S&P 500 Index Fund's Class A Shares during the last fiscal year. For the other Funds, Distribution (12b-1) Fees have been restated to reflect current fees expected to be incurred by each Fund's Class A Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.07% (0.005% for the S&P 500 Index Fund) during the current fiscal year.


(6) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(7) The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                 TOTAL       TOTAL       TOTAL
                                    ADVISORY    EXPENSES    EXPENSES    EXPENSES
FUND                                  FEES     (CLASS A)   (CLASS B)   (CLASS C)
Mid Cap Growth Fund                   0.75%       1.38%       2.08%       2.08%
Mid Cap Value Fund                    0.75%       1.32%       2.05%       2.05%
S&P 500 Index Fund                    0.20%       0.59%       1.34%       1.34%


The Adviser expects to continue waiving a portion of its advisory fees for these Funds and to waive a portion of its advisory fees for the International Equity Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                                 TOTAL       TOTAL       TOTAL
                                    ADVISORY    EXPENSES    EXPENSES    EXPENSES
FUND                                  FEES     (CLASS A)   (CLASS B)   (CLASS C)
International Equity Fund             1.00%       1.53%       2.21%      2.21%
Mid Cap Growth Fund                   0.75%       1.28%       1.96%      1.96%
Mid Cap Value Fund                    0.75%       1.25%       1.96%      1.96%
S&P 500 Index Fund                    0.20%       0.61%       1.34%      1.34%


These fee waivers are voluntary and may be revised or discontinued at any time.

(8) From its advisory fee, the Adviser pays a sub-advisory fee of 0.50% to Investment Counselors, sub-adviser to the Fund.

(9) Other Expenses for the Small Cap Core Fund are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EQUITY FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
   Class A Shares                           $711     $1,050    $1,412    $2,428
   Class B Shares(1)                         739      1,136     1,460     2,522
   Class B Shares(2)                         239        736     1,260     2,522
   Class C Shares(1)                         339        736     1,260     2,696
   Class C Shares(2)                         239        736     1,260     2,696
--------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
   Class A Shares                           $667       $913    $1,178    $1,935
   Class B Shares(1)                         692        994     1,221     2,029
   Class B Shares(2)                         192        594     1,021     2,029
   Class C Shares(1)                         292        594     1,021     2,212
   Class C Shares(2)                         192        594     1,021     2,212
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
   Class A Shares                           $666       $910    $1,173    $1,925
   Class B Shares(1)                         691        991     1,216     2,018
   Class B Shares(2)                         191        591     1,016     2,018
   Class C Shares(1)                         291        591     1,016     2,201
   Class C Shares(2)                         191        591     1,016     2,201
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND
   Class A Shares                           $667       $913    $1,178    $1,935
   Class B Shares(1)                         692        994     1,221     2,029
   Class B Shares(2)                         192        594     1,021     2,029
   Class C Shares(1)                         292        594     1,021     2,212
   Class C Shares(2)                         192        594     1,021     2,212
--------------------------------------------------------------------------------
MID CAP GROWTH FUND
   Class A Shares                           $697     $1,007    $1,338    $2,273
   Class B Shares(1)                         724      1,091     1,385     2,367
   Class B Shares(2)                         224        691     1,185     2,367
   Class C Shares(1)                         324        691     1,185     2,544
   Class C Shares(2)                         224        691     1,185     2,544
--------------------------------------------------------------------------------
MID CAP VALUE FUND
   Class A Shares                           $694       $998    $1,323    $2,242
   Class B Shares(1)                         721      1,082     1,369     2,336
   Class B Shares(2)                         221        682     1,169     2,336
   Class C Shares(1)                         321        682     1,169     2,513
   Class C Shares(2)                         221        682     1,169     2,513
--------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------
EXAMPLES (CONTINUED)
--------------------------------------------------------------------------------


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
S&P 500 INDEX FUND
   Class A Shares                           $324       $481    $  651    $1,145
   Class B Shares(1)                         652        871     1,013     1,576
   Class B Shares(2)                         152        471       813     1,576
   Class C Shares(1)                         252        471       813     1,779
   Class C Shares(2)                         152        471       813     1,779
--------------------------------------------------------------------------------
SMALL CAP CORE FUND
   Class A Shares                           $692       $992       N/A       N/A
   Class B Shares(1)                         719      1,076       N/A       N/A
   Class B Shares(2)                         219        676       N/A       N/A
   Class C Shares(1)                         319        676       N/A       N/A
   Class C Shares(2)                         219        676       N/A       N/A
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
   Class A Shares                           $694       $998    $1,323    $2,242
   Class B Shares(1)                         721      1,082     1,369     2,336
   Class B Shares(2)                         221        682     1,169     2,336
   Class C Shares(1)                         321        682     1,169     2,513
   Class C Shares(2)                         221        682     1,169     2,513
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND
   Class A Shares                           $689       $983    $1,299    $2,190
   Class B Shares(1)                         716      1,067     1,344     2,124
   Class B Shares(2)                         216        667     1,144     2,124
   Class C Shares(1)                         316        667     1,144     2,462
   Class C Shares(2)                         216        667     1,144     2,462
--------------------------------------------------------------------------------


(1)  If you sell your shares at the end of the period.

(2)  If you do not sell your shares at the end of the period.

ASSET ALLOCATION FUNDS

ARMADA AGGRESSIVE ALLOCATION FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation with current income as a secondary objective

     PRINCIPAL INVESTMENT STRATEGY

     Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in U.S. and foreign common stocks and, to a lesser extent, in investment-grade fixed income securities and cash equivalents

     PRINCIPAL RISKS

     Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, conflicts risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 72.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Growth, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage

                                                          ASSET ALLOCATION FUNDS

                                               ARMADA AGGRESSIVE ALLOCATION FUND

Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                -19.08%   23.41%
--------------------------------------------------------------------------------
                                  2002     2003

                     Best Quarter     13.89%    (6/30/03)
                     Worst Quarter   -14.66%    (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.65%.

ASSET ALLOCATION FUNDS

ARMADA AGGRESSIVE ALLOCATION FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

------------------------------------------------------------------------------------
                                                             SINCE        DATE OF
CLASS A SHARES                                    1 YEAR   INCEPTION     INCEPTION
------------------------------------------------------------------------------------
Armada Aggressive
Allocation Fund                                                             3/6/01

   Returns Before Taxes                           17.50%     -3.29%

   Returns After Taxes on
   Distributions                                  17.37%     -3.65%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                    11.37%     -3.00%
------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for
fees, expenses or taxes)                           4.10%      7.09%    Since 2/28/01
------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for
fees, expenses or taxes)                          28.68%     -2.21%    Since 2/28/01
------------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark Index(3)
(reflects no deduction for
fees, expenses or taxes)                          22.54%      0.12%    Since 2/28/01
------------------------------------------------------------------------------------

                                                             SINCE        DATE OF
CLASS B SHARES                                    1 YEAR   INCEPTION     INCEPTION
------------------------------------------------------------------------------------
Armada Aggressive
Allocation Fund                                   17.64%     -3.73%        5/8/01
------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for
fees, expenses or taxes)                           4.10%      7.51%    Since 4/30/01
------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for
fees, expenses or taxes)                          28.68%     -2.69%    Since 4/30/01
------------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark Index(3)
(reflects no deduction for
fees, expenses or taxes)                          22.54%     -0.14%    Since 4/30/01
------------------------------------------------------------------------------------

                                                             SINCE        DATE OF
CLASS C SHARES                                    1 YEAR   INCEPTION     INCEPTION
------------------------------------------------------------------------------------
Armada Aggressive
Allocation Fund                                   21.71%     -1.98%        6/28/01
------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                 4.10%      7.61%    Since 6/30/01
------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for
fees, expenses or taxes)                          28.68%     -2.17%    Since 6/30/01
------------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark Index(3)
(reflects no deduction for
fees, expenses or taxes)                          22.54%      0.28%    Since 6/30/01
------------------------------------------------------------------------------------

(1) THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE
     U.S. STOCK MARKET AS A WHOLE.

(3) THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 75% S&P 500 COMPOSITE STOCK PRICE INDEX AND 25% LEHMAN U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES

See page 39 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                     This page is intentionally left blank.

ASSET ALLOCATION FUNDS

ARMADA BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Long-term capital appreciation and current income

     PRINCIPAL INVESTMENT STRATEGY

     Investing in a diversified portfolio of common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

     PRINCIPAL RISKS

     Market risk, allocation risk, small companies risk, foreign risk, interest rate risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

                                                          ASSET ALLOCATION FUNDS

                                                 ARMADA BALANCED ALLOCATION FUND

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                   14.97%   1.51%   -7.08%   -13.89%   21.96%
--------------------------------------------------------------------------------
                    1999    2000     2001      2002     2003

                     Best Quarter     16.10%   (12/31/99)
                     Worst Quarter   -10.97%    (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.19%.

ASSET ALLOCATION FUNDS

ARMADA BALANCED ALLOCATION FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------------
                                                              SINCE        DATE OF
CLASS A SHARES                           1 YEAR   5 YEARS   INCEPTION     INCEPTION
-------------------------------------------------------------------------------------
Armada Balanced Allocation Fund                                            7/31/98

   Returns Before Taxes                  16.18%     1.65%     3.05%

   Returns After Taxes on
   Distributions                         15.83%     0.14%     1.10%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                           10.50%     0.59%     1.38%
-------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for
fees, expenses or taxes)                  4.10%     6.62%     6.94%     Since 7/31/98
-------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for
fees, expenses or taxes)                 28.68%    -0.57%     1.31%     Since 7/31/98
-------------------------------------------------------------------------------------
Balanced Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for
fees, expenses or taxes)                 18.85%     2.31%     3.56%     Since 7/31/98
-------------------------------------------------------------------------------------

                                                              SINCE         DATE OF
CLASS B SHARES                           1 YEAR   5 YEARS   INCEPTION      INCEPTION
--------------------------------------------------------------------------------------
Armada Balanced
Allocation Fund                          16.09%     1.57%     3.35%        11/11/98
--------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for
fees, expenses or taxes)                  4.10%     6.62%     6.58%     Since 10/31/98
--------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for
fees, expenses or taxes)                 28.68%    -0.57%     1.68%     Since 10/31/98
--------------------------------------------------------------------------------------
Balanced Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for
fees, expenses or taxes)                 18.85%     2.31%     3.64%     Since 10/31/98
--------------------------------------------------------------------------------------

                                                              SINCE        DATE OF
CLASS C SHARES                           1 YEAR   5 YEARS   INCEPTION     INCEPTION
-------------------------------------------------------------------------------------
Armada Balanced
Allocation Fund                          20.03%     N/A       -1.22%       4/20/00
-------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for
fees, expenses or taxes)                  4.10%     N/A        8.85%    Since 4/30/00
-------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for
fees, expenses or taxes)                 28.68%     N/A       -5.03%    Since 4/30/00
-------------------------------------------------------------------------------------
Balanced Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for
fees, expenses or taxes)                 18.85%     N/A        0.52%    Since 4/30/00
-------------------------------------------------------------------------------------

(1) THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(3) THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 60% S&P 500 COMPOSITE STOCK PRICE INDEX AND 40% LEHMAN U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES

See page 39 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                     This page is intentionally left blank.

ASSET ALLOCATION FUNDS

ARMADA CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income and moderate capital appreciation consistent with preservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in investment-grade fixed income securities and, to a lesser extent, in U.S. and foreign common stocks and cash equivalents

     PRINCIPAL RISKS

     Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, conflicts risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 72.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Growth, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith

                                                          ASSET ALLOCATION FUNDS

                                             ARMADA CONSERVATIVE ALLOCATION FUND

and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of the Class B Shares and the Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               -6.05%  13.59%
--------------------------------------------------------------------------------
                                2002    2003

                     Best Quarter      8.19%    (6/30/03)
                     Worst Quarter    -4.97%    (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.07%.

ASSET ALLOCATION FUNDS

ARMADA CONSERVATIVE ALLOCATION FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS A SHARES                                1 YEAR   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Conservative Allocation Fund                                    3/6/01

   Returns Before Taxes                        8.21%      0.81%

   Returns After Taxes on Distributions        7.62%      0.00%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                     5.31%      0.18%
--------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/
Credit Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                             4.31%      7.17%    Since 2/28/01
--------------------------------------------------------------------------------
S&P Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses or taxes)                            28.68%     -2.21%    Since 2/28/01
--------------------------------------------------------------------------------
Conservative Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for fees,
expenses or taxes)                            13.07%      3.89%    Since 2/28/01
--------------------------------------------------------------------------------

                                                         SINCE        DATE OF
CLASS B SHARES                                1 YEAR   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Conservative Allocation Fund            7.86%      0.48%       7/13/01
--------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/
Credit Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                             4.31%      7.54%    Since 6/30/01
--------------------------------------------------------------------------------
S&P Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses or taxes)                            28.68%     -2.17%    Since 6/30/01
--------------------------------------------------------------------------------
Conservative Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for fees,
expenses or taxes)                            13.07%      4.14%    Since 6/30/01
--------------------------------------------------------------------------------

                                                         SINCE        DATE OF
CLASS C SHARES                                1 YEAR   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Conservative Allocation Fund           11.82%      1.45%       5/23/01
--------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/
Credit Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                             4.31%      7.45%    Since 5/31/01
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses or taxes)                            28.68%     -3.03%    Since 5/31/01
--------------------------------------------------------------------------------
Conservative Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for fees,
expenses or taxes)                            13.07%      3.78%    Since 5/31/01
--------------------------------------------------------------------------------

(1) THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX WHICH IS REPRESENTATIVE OF INTERMEDIATE TERM BONDS.

(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE
     U.S. STOCK MARKET AS A WHOLE.

(3) THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 35% S&P 500 COMPOSITE STOCK PRICE INDEX AND 65% LEHMAN INTERMEDIATE
     U.S. GOVERNMENT/CREDIT BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES

See page 40 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                          ASSET ALLOCATION FUNDS

                                                            FUND FEES & EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                 AGGRESSIVE ALLOCATION FUND     BALANCED ALLOCATION FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)               4.75%(1)  None      None      4.75%(1)  None      None
----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)              None      5.00%(2)  1.00%(3)  None      5.00%(2)  1.00%(3)
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)             None      None      None      None      None      None
---------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)              None      None      None      None      None      None
---------------------------------------------------------------------------------------------------------
Exchange Fee                                    None      None      None      None      None      None
---------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                        0.25%(4)  0.25%(4)  0.25%(4)  0.75%     0.75%     0.75%
---------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                       0.05%(5)  0.65%     0.65%     0.05%(5)  0.75%     0.75%
---------------------------------------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                0.25%     0.25%     0.25%     0.25%     0.25%     0.25%
---------------------------------------------------------------------------------------------------------
   Other(7)                                     0.25%     0.25%     0.25%     0.18%     0.18%     0.18%
---------------------------------------------------------------------------------------------------------
Total Other Expenses                            0.50%     0.50%     0.50%     0.43%     0.43%     0.43%
---------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(7)         0.80%(4)  1.40%(4)  1.40%(4)  1.23%     1.93%     1.93%
---------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses               1.00%(7)  1.00%(7)  1.00%(7)   N/A       N/A       N/A
---------------------------------------------------------------------------------------------------------
Total Fund Operating and
Indirect Expenses                               1.80%(7)  2.40%(7)  2.40%(7)   N/A       N/A       N/A
---------------------------------------------------------------------------------------------------------

ASSET ALLOCATION FUNDS

SHAREHOLDER FEES                                  CONSERVATIVE ALLOCATION FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A     CLASS B     CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                 4.75%(1)    None        None
----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                None        5.00%(2)    1.00%(3)
----------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)               None        None        None
----------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                None        None        None
----------------------------------------------------------------------------------
Exchange Fee                                      None        None        None
----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(4)                       0.25%       0.25%       0.25%
----------------------------------------------------------------------------------
Distribution (12b-1) Fees                         0.05%(5)    0.65%       0.65%
----------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                  0.25%       0.25%       0.25%
----------------------------------------------------------------------------------
   Other(7)                                       0.23%       0.23%       0.23%
----------------------------------------------------------------------------------
Total Other Expenses                              0.48%       0.48%       0.48%
----------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4, 7)                          0.78%       1.38%       1.38%
----------------------------------------------------------------------------------
Indirect Underlying Fund Expenses(8)              0.86%       0.86%       0.86%
----------------------------------------------------------------------------------
Total Fund Operating and
Indirect Expenses(8)                              1.64%       2.24%       2.24%
----------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Sales Charges."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                 TOTAL       TOTAL       TOTAL
                                    ADVISORY   EXPENSES    EXPENSES    EXPENSES
FUND                                  FEES     (CLASS A)   (CLASS B)   (CLASS C)
Aggressive Allocation Fund            0.00%      0.55%       1.15%       1.15%
Conservative Allocation Fund          0.00%      0.53%       1.13%       1.13%

The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                                 TOTAL       TOTAL       TOTAL
                                    ADVISORY   EXPENSES    EXPENSES    EXPENSES
FUND                                  FEES     (CLASS A)   (CLASS B)   (CLASS C)
Aggressive Allocation Fund            0.00%      0.55%       1.15%       1.15%
Conservative Allocation Fund          0.00%      0.53%       1.13%       1.13%


These fee waivers are voluntary and may be revised or discontinued at any time.

(5) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.

(6) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

                                                          ASSET ALLOCATION FUNDS

(7) Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.42% to 1.24% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest.

(8) The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Armada Funds as follows:

                                                       AGGRESSIVE   CONSERVATIVE
                                                       ALLOCATION    ALLOCATION
                                                          FUND          FUND
International Equity Fund                                 0.00%         0.00%
Large Cap Growth Fund                                    16.87%         8.33%
Large Cap Value Fund                                     25.08%        12.39%
Small Cap Growth Fund                                    18.75%         9.25%
Small Cap Value Fund                                     18.87%         9.30%
Bond Fund                                                19.92%         0.00%
Intermediate Bond Fund                                    0.00%        59.62%
Money Market Fund                                         0.51%         1.11%

The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.

Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) during the last fiscal year were:

                                                     CLASS A   CLASS B   CLASS C
Aggressive Allocation Fund                            1.54%     2.14%     2.14%
Conservative Allocation Fund                          1.30%     1.90%     1.90%

Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) for the current fiscal year are expected to be:

                                                     CLASS A   CLASS B   CLASS C
Aggressive Allocation Fund                            1.55%     2.15%     2.15%
Conservative Allocation Fund                          1.39%     1.99%     1.99%

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND*
   Class A Shares                           $649     $1,014    $1,404    $2,490
   Class B Shares(1)                         743      1,148     1,480     2,588
   Class B Shares(2)                         243        748     1,280     2,588
   Class C Shares(1)                         343        748     1,280     2,736
   Class C Shares(2)                         243        748     1,280     2,736
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
   Class A Shares                           $594       $847    $1,119    $1,893
   Class B Shares(1)                         696      1,006     1,242     2,072
   Class B Shares(2)                         196        606     1,042     2,072
   Class C Shares(1)                         296        606     1,042     2,254
   Class C Shares(2)                         196        606     1,042     2,254
--------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND*
   Class A Shares                           $634       $968    $1,324    $2,326
   Class B Shares(1)                         727      1,100     1,400     2,424
   Class B Shares(2)                         227        700     1,200     2,424
   Class C Shares(1)                         327        700     1,200     2,575
   Class C Shares(2)                         227        700     1,200     2,575
--------------------------------------------------------------------------------

* The examples for the Armada Aggressive Allocation Fund and Armada Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.

(1)  If you sell your shares at the end of the period.

(2)  If you do not sell your shares at the end of the period.

FIXED INCOME FUNDS

ARMADA BOND FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income as well as preservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in a diversified portfolio of investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

     PRINCIPAL RISKS

     Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as

                                                              FIXED INCOME FUNDS

                                                                ARMADA BOND FUND

GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Armada Bond Fund on that date.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-3.68%   17.13%   3.11%   9.12%   7.27%   -2.04%   7.30%   7.26%   9.71%   3.80%
--------------------------------------------------------------------------------
 1994     1995    1996    1997    1998     1999    2000    2001    2002    2003

                     Best Quarter      6.11%    (6/30/95)
                     Worst Quarter    -2.61%    (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.32%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Bond Fund

   Returns Before Taxes                              -1.12%    4.10%      5.22%

   Returns After Taxes on
   Distributions                                     -2.40%    2.03%      2.96%

   Returns After Taxes
   on Distributions and Sale
   of Fund Shares                                    -0.74%    2.18%      3.00%
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    4.10%    6.62%      6.95%
--------------------------------------------------------------------------------

                                                                    SINCE        DATE OF
CLASS B SHARES                      1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
-------------------------------------------------------------------------------------------
Armada Bond Fund                    -1.92%    4.04%       N/A       5.01%         2/4/94
-------------------------------------------------------------------------------------------
Lehman U.S. Aggregate
Bond Index(1) (reflects no
deduction for fees,
expenses or taxes)                   4.10%    6.62%       N/A       6.86%     Since 1/31/94
-------------------------------------------------------------------------------------------

                                                                    SINCE        DATE OF
CLASS C SHARES                      1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
-------------------------------------------------------------------------------------------
Armada Bond Fund                     2.08%     N/A        N/A       6.65%        6/12/00
-------------------------------------------------------------------------------------------
Lehman U.S. Aggregate
Bond Index(1) (reflects no
deduction for fees,
expenses or taxes)                   4.10%     N/A        N/A       9.05%     Since 5/31/00
-------------------------------------------------------------------------------------------

(1) THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

FUND FEES AND EXPENSES

See page 54 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA GOVERNMENT MORTGAGE FUND

(FORMERLY KNOWN AS THE "ARMADA U.S. GOVERNMENT INCOME FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income as well as preservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in mortgage-related securities issued or guaranteed by the U.S. government

     PRINCIPAL RISKS

     Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Government Mortgage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the

                                                              FIXED INCOME FUNDS

                                                 ARMADA GOVERNMENT MORTGAGE FUND

                    (FORMERLY KNOWN AS THE "ARMADA U.S. GOVERNMENT INCOME FUND")

ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Armada Government Mortgage Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-0.70%   13.50%   4.54%   7.87%   6.83%   0.95%   10.00%   7.35%   7.92%   1.88%
--------------------------------------------------------------------------------
 1994     1995    1996    1997    1998    1999     2000    2001    2002    2003

                     Best Quarter      3.88%    (6/30/95)
                     Worst Quarter    -1.13%    (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.53%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                     1 YEAR    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Armada Government Mortgage Fund

   Returns Before Taxes                            -2.98%     4.55%      5.42%

   Returns After Taxes
   on Distributions                                -4.21%     2.48%      2.87%

   Returns After Taxes
   on Distributions and Sale
   of Fund Shares                                  -1.94%     2.57%      2.97%
--------------------------------------------------------------------------------
Lehman Mortgage-Backed
Securities Index(1) (reflects no
deduction for fees,
expenses or taxes)                                  3.07%     6.55%      6.89%
--------------------------------------------------------------------------------

                                                                   SINCE        DATE OF
CLASS B SHARES                     1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
------------------------------------------------------------------------------------------
Armada Government
Mortgage Fund                      -3.65%    4.48%       N/A       5.17%         2/4/94
------------------------------------------------------------------------------------------
Lehman Mortgage-Backed
Securities Index(1) (reflects no
deduction for fees,
expenses or taxes)                  3.07%    6.55%       N/A       6.84%     Since 1/31/94

-----------------------------------------------------------------------------------------
                                                                  SINCE        DATE OF
CLASS C SHARES                    1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
-----------------------------------------------------------------------------------------
Armada Government
Mortgage Fund                      0.29%     N/A        N/A       6.16%        6/21/00
-----------------------------------------------------------------------------------------
Lehman Mortgage-Backed
Securities Index(1) (reflects no
deduction for fees,
expenses or taxes)                 3.07%     N/A        N/A       7.80%     Since 6/30/00
-----------------------------------------------------------------------------------------

(1) THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX IS A WIDELY-RECOGNIZED INDEX OF MORTGAGE-BACKED SECURITIES ISSUED BY GNMA, FHLMC, AND FANNIE MAE. ALL SECURITIES IN THE INDEX ARE RATED AAA, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES

See page 54 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     High current income as well as preservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between three and ten years

     PRINCIPAL RISKS


     Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk


--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities,

                                                              FIXED INCOME FUNDS

                                                   ARMADA INTERMEDIATE BOND FUND

instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.



ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                          CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-4.78%   15.39%   2.77%   6.67%   7.44%   -0.37%   6.52%   7.60%   9.67%   3.75%
--------------------------------------------------------------------------------
 1994     1995    1996    1997    1998     1999    2000    2001    2002    2003

                     Best Quarter      5.33%    (6/30/95)
                     Worst Quarter    -3.34%    (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.34%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                  1 YEAR     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Armada Intermediate Bond Fund

   Returns Before Taxes                         -1.17%      4.35%          4.82%

   Returns After Taxes
   on Distributions                             -2.30%      2.36%          2.66%

   Returns After Taxes
   on Distributions and Sale
   of Fund Shares                               -0.77%      2.44%          2.72%
--------------------------------------------------------------------------------
Lehman Intermediate U.S.
Government/Credit Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                               4.31%      6.65%          6.63%
--------------------------------------------------------------------------------

                                                                   SINCE        DATE OF
CLASS B SHARES                     1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
-------------------------------------------------------------------------------------------
Armada Intermediate
Bond Fund                          -1.88%    4.34%       N/A       4.84%         1/6/98
-------------------------------------------------------------------------------------------
Lehman Intermediate U.S.
Government/Credit Bond
Index(1) (reflects no deduction
for fees, expenses or taxes)        4.31%    6.65%       N/A       6.95%     Since 12/31/97
-------------------------------------------------------------------------------------------

                                                                   SINCE        DATE OF
CLASS C SHARES                     1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
-------------------------------------------------------------------------------------------
Armada Intermediate
Bond Fund                           2.11%     N/A        N/A       6.93%         5/30/00
-------------------------------------------------------------------------------------------
Lehman Intermediate U.S.
Government/Credit Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                  4.31%     N/A        N/A       8.85%      Since 5/31/00
-------------------------------------------------------------------------------------------

(1) THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX WHICH IS REPRESENTATIVE OF INTERMEDIATE-TERM BONDS.

FUND FEES AND EXPENSES

See page 54 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA LIMITED MATURITY BOND FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income as well as preservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

     PRINCIPAL RISKS

     Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains an average dollar-weighted portfolio maturity of between one and five years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by

                                                              FIXED INCOME FUNDS

                                               ARMADA LIMITED MATURITY BOND FUND

the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   7.60%    5.18%    6.33%    6.58%    3.15%    4.39%    9.03%    5.09%    2.07%
--------------------------------------------------------------------------------
   1995     1996     1997     1998     1999     2000     2001     2002     2003

                     Best Quarter      3.59%    (3/31/01)
                     Worst Quarter    -0.34%   (12/31/00)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.12%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS A SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Limited Maturity
Bond Fund                                                              9/9/94

   Returns Before Taxes             -0.77%    4.13%      5.10%

   Returns After Taxes
   on Distributions                 -1.68%    2.26%      2.99%

   Returns After Taxes
   on Distributions and
   Sale of Fund Shares              -0.50%    2.34%      3.01%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(1)
(reflects no deduction for fees,
expenses or taxes)                   2.74%    5.74%      6.23%     Since 8/31/94
--------------------------------------------------------------------------------

                                                         SINCE         DATE OF
CLASS B SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Limited Maturity
Bond Fund                           -3.71%     N/A       3.89%        8/11/99
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(1)
(reflects no deduction for fees,
expenses or taxes)                   2.74%     N/A       6.14%     Since 7/31/99
--------------------------------------------------------------------------------

                                                         SINCE        DATE OF
CLASS C SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Limited Maturity
Bond Fund                            0.37%     N/A       4.37%        1/27/00
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(1)
(reflects no deduction for fees,
expenses or taxes)                   2.74%     N/A       6.52%     Since 1/31/00
--------------------------------------------------------------------------------

(1) THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.

FUND FEES AND EXPENSES

See page 55 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA TOTAL RETURN ADVANTAGE FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income as well as preservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in investment grade fixed income securities, while maintaining an average dollar-weighted maturity of between four and twelve years

     PRINCIPAL RISKS

     Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund normally maintains an average dollar-weighted maturity of between four and twelve years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

                                                              FIXED INCOME FUNDS

                                              ARMADA TOTAL RETURN ADVANTAGE FUND

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

    18.37%   2.86%   8.54%   8.68%   -3.21%   12.33%   7.01%   10.81%   4.86%
--------------------------------------------------------------------------------
     1995    1996    1997    1998     1999     2000    2001     2002    2003

                     Best Quarter      6.25%    (6/30/95)
                     Worst Quarter    -2.58%    (3/31/96)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.37%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------------
                                                               SINCE        DATE OF
CLASS A SHARES                            1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------------
Armada Total Return Advantage Fund                                           9/6/94

   Returns Before Taxes                   -0.12%    5.19%      6.73%

   Returns After Taxes on Distributions   -1.98%    2.91%      4.10%

   Returns After Taxes
   on Distributions and Sale
   of Fund Shares                          0.20%    3.02%      4.10%
--------------------------------------------------------------------------------------
Lehman U.S. Government/
Credit Bond Index(1) (reflects no
deduction for fees,
expenses or taxes)                         4.67%    6.66%      7.77%     Since 8/31/94
--------------------------------------------------------------------------------------

                                                               SINCE        DATE OF
CLASS B SHARES                            1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------------
Armada Total Return
Advantage Fund                            -0.79%     N/A       7.13%        9/29/99
--------------------------------------------------------------------------------------
Lehman U.S. Government/
Credit Bond Index(1) (reflects no
deduction for fees,
expenses or taxes)                         4.67%     N/A       8.32%     Since 9/30/99
--------------------------------------------------------------------------------------

                                                               SINCE        DATE OF
CLASS C SHARES                            1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------------
Armada Total Return
Advantage Fund                             3.14%     N/A       7.77%        10/3/00
--------------------------------------------------------------------------------------
Lehman U.S. Government/
Credit Bond Index(1) (reflects no
deduction for fees,
expenses or taxes)                         4.67%     N/A       8.82%     Since 9/30/00
--------------------------------------------------------------------------------------

(1) THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX IS A WIDELY RECOGNIZED INDEX OF GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES

See page 55 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA ULTRA SHORT BOND FUND

(FORMERLY KNOWN AS THE "ARMADA SHORT DURATION BOND FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     High current income while preserving capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in high-quality fixed income securities with an average maturity of 9 to 15 months

     PRINCIPAL RISKS

     Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as

                                                              FIXED INCOME FUNDS

                                                    ARMADA ULTRA SHORT BOND FUND

                       (FORMERLY KNOWN AS THE "ARMADA SHORT DURATION BOND FUND")

FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class A Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class I Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected the returns would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                      1.76%
--------------------------------------------------------------------------------
                                      2003

                     Best Quarter      0.73%    (3/31/03)
                     Worst Quarter     0.23%   (12/31/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.06%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                        SINCE         DATE OF
CLASS I SHARES                               1 YEAR   INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Armada Ultra Short Bond Fund                                          12/2/02
--------------------------------------------------------------------------------
   Returns Before Taxes                       1.76%     2.12%

   Returns After Taxes on Distributions       1.14%     1.50%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                    1.14%     1.44%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year
U.S. Corporate/Government Index(1)
(reflects no deduction for fees,
expenses or taxes)                            2.74%     6.25%     Since 11/30/02
--------------------------------------------------------------------------------

(1) THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.

FUND FEES AND EXPENSES

See page 55 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                            BOND FUND                   GOVERNMENT MORTGAGE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                 4.50%(1)    None        None        4.50%(1)    None        None
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as percentage of net asset value)         None        5.00%(2)    1.00%(3)    None        5.00%(2)    1.00%(3)
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)               None        None        None        None        None        None
----------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                None        None        None        None        None        None
----------------------------------------------------------------------------------------------------------------------
Exchange Fee                                      None        None        None        None        None        None
----------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                          0.55%       0.55%       0.55%       0.55%(6)    0.55%(6)    0.55%(6)
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                         0.05%(4)    0.75%       0.75%       0.05%(4)    0.75%       0.75%
----------------------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                  0.25%       0.25%       0.25%       0.25%       0.25%       0.25%
----------------------------------------------------------------------------------------------------------------------
   Other                                          0.14%       0.14%       0.14%       0.18%       0.18%       0.18%
----------------------------------------------------------------------------------------------------------------------
Total Other Expenses                              0.39%       0.39%       0.39%       0.43%       0.43%       0.43%
----------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                0.99%       1.69%       1.69%       1.03%(6)    1.73%(6)    1.73%(6)
----------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES                                     INTERMEDIATE BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A     CLASS B     CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                 4.50%(1)    None        None
----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                None        5.00%(2)    1.00%(3)
----------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)               None        None        None
----------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                None        None        None
----------------------------------------------------------------------------------
Exchange Fee                                      None        None        None
----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(6)                       0.55%       0.55%       0.55%
----------------------------------------------------------------------------------
Distribution (12b-1) Fees                         0.05%(4)    0.75%       0.75%
----------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                  0.25%       0.25%       0.25%
----------------------------------------------------------------------------------
   Other                                          0.14%       0.14%       0.14%
----------------------------------------------------------------------------------
Total Other Expenses                              0.39%       0.39%       0.39%
----------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(6)                             0.99%       1.69%       1.69%
----------------------------------------------------------------------------------

                                                              FIXED INCOME FUNDS

SHAREHOLDER FEES                                   LIMITED MATURITY BOND FUND         TOTAL RETURN ADVANTAGE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                 2.00%(1)    None        None        4.50%(1)    None        None
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                None        5.00%(2)    1.00%(3)    None        5.00%(2)    1.00%(3)
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)               None        None        None        None        None        None
----------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                None        None        None        None        None        None
----------------------------------------------------------------------------------------------------------------------
Exchange Fee                                      None        None        None        None        None        None
----------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(6)                       0.45%       0.45%       0.45%       0.55%       0.55%       0.55%
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                         0.05%(4)    0.75%       0.75%       0.05%(4)    0.75%       0.75%
----------------------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                  0.25%       0.25%       0.25%       0.25%       0.25%       0.25%
----------------------------------------------------------------------------------------------------------------------
   Other                                          0.14%       0.14%       0.14%       0.15%       0.15%       0.15%
----------------------------------------------------------------------------------------------------------------------
Total Other Expenses                              0.39%       0.39%       0.39%       0.40%       0.40%       0.40%
----------------------------------------------------------------------------------------------------------------------
Total Annual Fund
----------------------------------------------------------------------------------------------------------------------
Operating Expenses(6)                             0.89%       1.59%       1.59%       1.00%       1.70%       1.70%
----------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES                                     ULTRA SHORT BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A     CLASS B     CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                 1.00%(1)    None        None
----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                None        5.00%(2)    1.00%(3)
----------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)               None        None        None
----------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                None        None        None
----------------------------------------------------------------------------------
Exchange Fee                                      None        None        None
----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(6)                       0.40%       0.40%       0.40%
----------------------------------------------------------------------------------
Distribution (12b-1) Fees                         0.02%(4)    0.75%       0.75%
----------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                  0.25%       0.25%       0.25%
----------------------------------------------------------------------------------
   Other                                          0.14%       0.14%       0.14%
----------------------------------------------------------------------------------
Total Other Expenses                              0.39%       0.39%       0.39%
----------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(6)                             0.81%       1.54%       1.54%
----------------------------------------------------------------------------------

FIXED INCOME FUNDS

(1) This sales charge varies depending upon how much you invest. See "Sales Charges."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% (0.02% for the Ultra Short Bond Fund) during the current fiscal year.

(5) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(6) The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                 TOTAL       TOTAL       TOTAL
                                    ADVISORY    EXPENSES    EXPENSES    EXPENSES
FUND                                  FEES     (CLASS A)   (CLASS B)   (CLASS C)
Government Mortgage Fund              0.40%      0.94%        1.64%      1.64%
Intermediate Bond Fund                0.40%      0.84%        1.54%      1.54%
Limited Maturity Bond Fund            0.35%      0.79%        1.49%      1.49%
Total Return Advantage Fund           0.40%      0.85%        1.55%      1.55%
Ultra Short Bond Fund                 0.20%      0.61%           *          *

* Class B and Class C Shares of the Ultra Short Bond Fund were not in operation during the last fiscal year.

The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                 TOTAL       TOTAL       TOTAL
                                    ADVISORY    EXPENSES    EXPENSES    EXPENSES
FUND                                  FEES     (CLASS A)   (CLASS B)   (CLASS C)
Government Mortgage Fund              0.40%      0.88%        1.58%      1.58%
Intermediate Bond Fund                0.40%      0.84%        1.54%      1.54%
Limited Maturity Bond Fund            0.35%      0.79%        1.49%      1.49%
Total Return Advantage Fund           0.40%      0.85%        1.55%      1.55%
Ultra Short Bond Fund                 0.20%      0.61%           *          *

* Class B and Class C Shares of the Ultra Short Bond Fund were not in operation during the last fiscal year.

These fee waivers are voluntary and may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

                                                              FIXED INCOME FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
BOND FUND
   Class A Shares                           $546      $751       $972    $1,608
   Class B Shares(1)                         672       933      1,118     1,812
   Class B Shares(2)                         172       533        918     1,812
   Class C Shares(1)                         272       533        918     1,998
   Class C Shares(2)                         172       533        918     1,998
--------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
   Class A Shares                           $550      $763       $993    $1,653
   Class B Shares(1)                         676       945      1,139     1,856
   Class B Shares(2)                         176       545        939     1,856
   Class C Shares(1)                         276       545        939     2,041
   Class C Shares(2)                         176       545        939     2,041
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
   Class A Shares                           $546      $751       $972    $1,608
   Class B Shares(1)                         672       933      1,118     1,812
   Class B Shares(2)                         172       533        918     1,812
   Class C Shares(1)                         272       533        918     1,998
   Class C Shares(2)                         172       533        918     1,998
--------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
   Class A Shares                           $289      $478       $683    $1,274
   Class B Shares(1)                         662       902      1,066     1,702
   Class B Shares(2)                         162       502        866     1,702
   Class C Shares(1)                         262       502        866     1,889
   Class C Shares(2)                         162       502        866     1,889
--------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
   Class A Shares                           $547      $754       $978    $1,620
   Class B Shares(1)                         673       936      1,123     1,823
   Class B Shares(2)                         173       536        923     1,823
   Class C Shares(1)                         273       536        923     2,009
   Class C Shares(2)                         173       536        923     2,009
--------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
   Class A Shares                           $182      $356       $545    $1,092
   Class B Shares(1)                         657       886      1,039     1,638
   Class B Shares(2)                         157       486        839     1,638
   Class C Shares(1)                         257       486        839     1,834
   Class C Shares(2)                         157       486        839     1,834
--------------------------------------------------------------------------------

(1)  If you sell your shares at the end of the period.

(2)  If you do not sell your shares at the end of the period.

TAX FREE BOND FUNDS

ARMADA INTERMEDIATE TAX EXEMPT BOND FUND

(FORMERLY KNOWN AS THE "ARMADA NATIONAL TAX EXEMPT BOND FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income exempt from federal income tax as is consistent with conservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in municipal obligations that pay interest that is exempt from federal income tax

     PRINCIPAL RISKS

     Market risk, interest rate risk, credit risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in bonds that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain a dollar-weighted average effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The performance of Class A Shares of the Armada Intermediate Tax Exempt Bond Fund for the period April 9, 1998 until June 22, 1998, when Class A Shares were first offered for sale, is represented by the performance of the Fund's Class I Shares. The performance of Class A Shares of the Intermediate Tax Exempt Bond Fund for the period prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Intermediate Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Intermediate Tax Exempt Bond Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the Intermediate Tax Exempt Bond Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the

                                                             TAX FREE BOND FUNDS

                                        ARMADA INTERMEDIATE TAX EXEMPT BOND FUND

                  (FORMERLY KNOWN AS THE "ARMADA NATIONAL TAX EXEMPT BOND FUND")

transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Intermediate Tax Exempt Bond Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Intermediate Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-4.58%   14.05%   -1.07%   6.57%   5.85%   -0.91%   8.87%   4.48%   8.15%  3.73%
--------------------------------------------------------------------------------
 1994     1995     1996    1997    1998     1999    2000    2001    2002   2003

                     Best Quarter      3.66%    (6/30/02)
                     Worst Quarter    -1.85%    (6/30/99)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -1.12%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY AND ONLY SINCE THE FUND COMMENCED INVESTMENT OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------------------------
                                                                     SINCE          DATE OF
                                                                 COMMENCEMENT     COMMENCEMENT
                                                                 AS REGISTERED   AS REGISTERED
CLASS A SHARES                     1 YEAR   5 YEARS   10 YEARS       FUND             FUND
----------------------------------------------------------------------------------------------
Armada Intermediate
Tax Exempt Bond Fund                                                                6/22/98

   Returns Before Taxes             -1.18%   3.80%     3.82%(1)      4.05%

   Returns After Taxes
   on Distributions                 -1.18%   3.79%      N/A(2)       4.03%

   Returns After Taxes
   on Distributions and
   Sale of Fund Shares               0.44%   3.81%      N/A(2)       4.03%
----------------------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(3)
(reflects no deduction
for fees, expenses
or taxes)                            5.45%   5.92%     5.85%         6.09%       Since 6/30/98
----------------------------------------------------------------------------------------------

                                                                     SINCE          DATE OF
CLASS B SHARES                     1 YEAR   5 YEARS   10 YEARS     INCEPTION       INCEPTION
----------------------------------------------------------------------------------------------
Armada Intermediate
Tax Exempt Bond Fund                -1.99%    N/A        N/A          3.47%         1/28/99
----------------------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(3)
(reflects no deduction for fees,
expenses or taxes)                   5.45%    N/A        N/A          5.71%      Since 1/31/99
----------------------------------------------------------------------------------------------

                                                                     SINCE          DATE OF
CLASS C SHARES                     1 YEAR   5 YEARS   10 YEARS     INCEPTION       INCEPTION
----------------------------------------------------------------------------------------------
Armada Intermediate
Tax Exempt Bond Fund                 2.01%    N/A        N/A          5.35%        2/24/00
----------------------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(3)
(reflects no deduction for fees,
expenses or taxes)                   5.45%    N/A        N/A          7.78%      Since 2/29/00
----------------------------------------------------------------------------------------------

(1) PERFORMANCE FOR PERIODS PRIOR TO THE FUND'S COMMENCEMENT AS A REGISTERED MUTUAL FUND REFLECTS PERFORMANCE OF THE PREDECESSOR COMMON TRUST FUND DESCRIBED ABOVE.

(2) AFTER-TAX RETURNS FOR PERIODS PRIOR TO COMMENCEMENT OF OPERATIONS AS A REGISTERED MUTUAL FUND ARE NOT AVAILABLE.

(3) THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 66 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

(FORMERLY KNOWN AS THE "ARMADA MICHIGAN MUNICIPAL BOND FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in municipal obligations that pay interest that is exempt from federal and Michigan state income taxes

     PRINCIPAL RISKS

     Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Michigan Intermediate Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                ARMADA MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

                   (FORMERLY KNOWN AS THE "ARMADA MICHIGAN MUNICIPAL BOND FUND")

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Armada Michigan Intermediate Municipal Bond Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     -3.00%  13.24%  2.84%  6.93%  4.76%  -1.60%  8.71%  4.38%  8.06%  3.83%
--------------------------------------------------------------------------------
      1994    1995   1996   1997   1998    1999   2000   2001   2002   2003

                     Best Quarter      5.19%    (3/31/95)
                     Worst Quarter    -3.27%    (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.99%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Michigan
Intermediate Municipal
Bond Fund

   Returns Before Taxes                              -1.10%    3.60%      4.20%

   Returns After Taxes on
   Distributions                                     -1.10%    3.58%      4.15%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                        0.59%    3.65%      4.16%
--------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    5.45%    5.92%      5.85%
--------------------------------------------------------------------------------

                                                          SINCE        DATE OF
CLASS B SHARES            1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
---------------------------------------------------------------------------------
Armada Michigan
Intermediate Municipal
Bond Fund                 -1.89%    3.50%       N/A       3.92%         2/4/94
---------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(1)
(reflects no deduction
for fees, expenses
or taxes)                  5.45%    5.92%       N/A       5.79%     Since 1/31/94
---------------------------------------------------------------------------------

                                                          SINCE        DATE OF
CLASS C SHARES            1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
---------------------------------------------------------------------------------
Armada Michigan
Intermediate Municipal
Bond Fund                  2.18%     N/A        N/A       4.34%         8/6/01
---------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(1)
(reflects no deduction
for fees, expenses
or taxes)                  5.45%     N/A        N/A       6.71%     Since 7/31/01
---------------------------------------------------------------------------------

(1) THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 66 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA OHIO INTERMEDIATE TAX EXEMPT BOND FUND

(FORMERLY KNOWN AS THE "ARMADA OHIO TAX EXEMPT BOND FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income exempt from federal income tax and, to the extent possible, Ohio personal income taxes, consistent with conservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in municipal obligations that pay interest that is exempt from federal income and Ohio personal income taxes

     PRINCIPAL RISKS

     Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Intermediate Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes (Ohio municipal bonds). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                   ARMADA OHIO INTERMEDIATE TAX EXEMPT BOND FUND

                      (FORMERLY KNOWN AS THE "ARMADA OHIO TAX EXEMPT BOND FUND")

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           CALENDAR YEAR TOTAL RETURNS

     -4.19%  13.37%  3.92%  7.35%  5.25%  -1.14%  8.67%  4.23%  8.53%  3.51%
--------------------------------------------------------------------------------
      1994    1995   1996   1997   1998    1999   2000   2001   2002   2003

                     Best Quarter      5.04%    (3/31/95)
                     Worst Quarter    -4.89%    (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -1.12%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Ohio Intermediate
Tax Exempt Bond Fund

   Returns Before Taxes                               0.44%    4.05%      4.52%

   Returns After Taxes
   on Distributions                                   0.44%    4.05%      4.52%

   Returns After Taxes
   on Distributions and Sale
   of Fund Shares                                     1.45%    4.04%      4.49%
--------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    5.45%    5.92%      5.85%
--------------------------------------------------------------------------------

                                                                 SINCE         DATE OF
CLASS B SHARES                   1 YEAR   5 YEARS   10 YEARS   INCEPTION      INCEPTION
-----------------------------------------------------------------------------------------
Armada Ohio Intermediate
Tax Exempt Bond Fund             -2.21%     N/A        N/A       2.66%         12/4/01
-----------------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(1)
(reflects no deduction for
fees, expenses or taxes)          5.45%     N/A        N/A       7.12%     Since 11/30/01
-----------------------------------------------------------------------------------------

                                                                 SINCE         DATE OF
CLASS C SHARES                   1 YEAR   5 YEARS   10 YEARS   INCEPTION      INCEPTION
-----------------------------------------------------------------------------------------
Armada Ohio Intermediate
Tax Exempt Bond Fund              1.88%     N/A        N/A       5.43%         6/23/00
-----------------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(1)
(reflects no deduction for
fees, expenses or taxes)          5.45%     N/A        N/A       7.62%      Since 6/30/00
-----------------------------------------------------------------------------------------

(1) THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 67 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

(FORMERLY KNOWN AS THE "ARMADA PENNSYLVANIA MUNICIPAL BOND FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income exempt from both regular federal income tax and, to the extent possible, Pennsylvania personal income tax as is consistent with conservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in municipal obligations that pay interest that is exempt from federal income and Pennsylvania personal income taxes

     PRINCIPAL RISKS

     Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Intermediate Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in Pennsylvania municipal bonds.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                            ARMADA PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

               (FORMERLY KNOWN AS THE "ARMADA PENNSYLVANIA MUNICIPAL BOND FUND")

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

              6.83%   5.62%   -1.05%   8.77%   4.20%   8.03%   3.63%
--------------------------------------------------------------------------------
              1997    1998     1999    2000    2001    2002    2003

                     Best Quarter      3.79%    (9/30/02)
                     Worst Quarter    -1.85%    (6/30/99)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -1.36%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS B SHARES BECAUSE CLASS B SHARES HAD NOT COMMENCED INVESTMENT OPERATIONS AS OF DECEMBER 31, 2003. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS A SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Pennsylvania Intermediate
Municipal Bond Fund                                                   9/11/96

   Returns Before Taxes              0.54%    4.01%      4.85%

   Returns After Taxes
   on Distributions                  0.54%    4.01%      4.80%

   Returns After Taxes
   on Distributions and
   Sale of Fund Shares               1.48%    4.01%      4.73%
--------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                   5.45%    5.92%      6.40%     Since 8/31/96
--------------------------------------------------------------------------------

                                                         SINCE        DATE OF
CLASS C SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Pennsylvania
Intermediate
Municipal Bond Fund                  1.91%     N/A       4.38%        2/24/00
--------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                   5.45%     N/A       7.78%     Since 2/29/00
--------------------------------------------------------------------------------

(1) THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 67 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

                                                    INTERMEDIATE TAX EXEMPT      MICHIGAN INTERMEDIATE MUNICIPAL
SHAREHOLDER FEES                                           BOND FUND                         BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)             CLASS A    CLASS B    CLASS C     CLASS A    CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)               3.00%(1)   None       None        3.00%(1)   None       None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)              None       5.00%(2)   1.00%(3)    None       5.00%(2)   1.00%(3)
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)             None       None       None        None       None       None
----------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)              None       None       None        None       None       None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                    None       None       None        None       None       None
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(4)                     0.55%      0.55%      0.55%       0.55%      0.55%      0.55%
----------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                       0.05%(5)   0.75%      0.75%       0.05%(5)   0.75%      0.75%
----------------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                0.25%      0.25%      0.25%       0.25%      0.25%      0.25%
----------------------------------------------------------------------------------------------------------------
   Other                                        0.15%      0.15%      0.15%       0.15%      0.15%      0.15%
----------------------------------------------------------------------------------------------------------------
Total Other Expenses                            0.40%      0.40%      0.40%       0.40%      0.40%      0.40%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                           1.00%      1.70%      1.70%       1.00%      1.70%      1.70%
----------------------------------------------------------------------------------------------------------------

                                                             TAX FREE BOND FUNDS

                                                 OHIO INTERMEDIATE TAX EXEMPT       PENNSYLVANIA INTERMEDIATE
SHAREHOLDER FEES                                           BOND FUND                   MUNICIPAL BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)             CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)               3.00%(1)   None       None       3.00%(1)   None       None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)              None       5.00%(2)   1.00%(3)   None       5.00%(2)   1.00%(3)
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)             None       None       None       None       None       None
---------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)              None       None       None       None       None       None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                    None       None       None       None       None       None
---------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(4)                     0.55%      0.55%      0.55%      0.55%      0.55%      0.55%
---------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                       0.05%(5)   0.75%      0.75%      0.05%(5)   0.75%      0.75%
---------------------------------------------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                0.25%      0.25%      0.25%      0.25%      0.25%      0.25%
---------------------------------------------------------------------------------------------------------------
   Other                                        0.15%      0.15%      0.15%      0.18%      0.18%      0.18%
---------------------------------------------------------------------------------------------------------------
Total Other Expenses                            0.40%      0.40%      0.40%      0.43%      0.43%      0.43%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                           1.00%      1.70%      1.70%      1.03%      1.73%      1.73%
---------------------------------------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Sales Charges."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                 TOTAL       TOTAL       TOTAL
                                    ADVISORY    EXPENSES   EXPENSES    EXPENSES
FUND                                  FEES     (CLASS A)   (CLASS B)   (CLASS C)
Intermediate Tax Exempt
Bond Fund                             0.40%      0.85%       1.55%       1.55%
Michigan Intermediate
Municipal Bond Fund                   0.40%      0.85%       1.55%       1.55%
Ohio Intermediate Tax
Exempt Bond Fund                      0.40%      0.85%       1.55%       1.55%
Pennsylvania Intermediate
Municipal Bond Fund                   0.40%      0.88%          *        1.58%

* Class B Shares of the Pennsylvania Intermediate Municipal Bond Fund were not in operation during the last fiscal year.

The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                 TOTAL       TOTAL       TOTAL
                                    ADVISORY    EXPENSES   EXPENSES    EXPENSES
FUND                                  FEES     (CLASS A)   (CLASS B)   (CLASS C)
Intermediate Tax Exempt
Bond Fund                             0.40%      0.85%       1.55%       1.55%
Michigan Intermediate
Municipal Bond Fund                   0.40%      0.85%       1.55%       1.55%
Ohio Intermediate
Tax Exempt Bond Fund                  0.40%      0.85%       1.55%       1.55%
Pennsylvania Intermediate
Municipal Bond Fund                   0.40%      0.88%       1.58%       1.58%

     These fee waivers are voluntary and may be revised or discontinued at any time.

(5) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.

(6) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

     For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

TAX FREE BOND FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------------
INTERMEDIATE TAX EXEMPT BOND FUND
   Class A Shares                                $399      $609       $836    $1,488
   Class B Shares(1)                              673       936      1,123     1,823
   Class B Shares(2)                              173       536        923     1,823
   Class C Shares(1)                              273       536        923     2,009
   Class C Shares(2)                              173       536        923     2,009
-------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
   Class A Shares                                $399      $609       $836    $1,488
   Class B Shares(1)                              673       936      1,123     1,823
   Class B Shares(2)                              173       536        923     1,823
   Class C Shares(1)                              273       536        923     2,009
   Class C Shares(2)                              173       536        923     2,009
-------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
   Class A Shares                                $399      $609       $836    $1,488
   Class B Shares(1)                              673       936      1,123     1,823
   Class B Shares(2)                              173       536        923     1,823
   Class C Shares(1)                              273       536        923     2,009
   Class C Shares(2)                              173       536        923     2,009
-------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
   Class A Shares                                $402      $618       $852    $1,522
   Class B Shares(1)                              676       945      1,139     1,856
   Class B Shares(2)                              176       545        939     1,856
   Class C Shares(1)                              276       545        939     2,041
   Class C Shares(2)                              176       545        939     2,041
-------------------------------------------------------------------------------------

(1)  If you sell your shares at the end of the period.

(2)  If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest, (i.e., the Armada International Equity, Armada Large Cap Growth, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). See "Information About the Underlying Armada Money Market Fund" on page 72 for information about the principal investment strategies and risks for the Armada Money Market Fund, which is offered for sale in a separate prospectus. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information. The following chart indicates the specific types of investments in which each Fund primarily invests.

                                                   FIXED                 HIGH-YIELD                ASSET-     MORTGAGE-
                         EQUITY    CONVERTIBLE    INCOME    GOVERNMENT  LOWER RATED   MUNICIPAL    BACKED      BACKED      FOREIGN
                       SECURITIES   SECURITIES  SECURITIES  SECURITIES   SECURITIES  SECURITIES  SECURITIES  SECURITIES  SECURITIES
-----------------------------------------------------------------------------------------------------------------------------------
Armada International
Equity Fund                o                                                                                                  o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Large Cap
Core Equity Fund           o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Large Cap
Growth Fund                o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Large Cap
Value Fund                 o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Mid Cap
Growth Fund                o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Mid Cap
Value Fund                 o
-----------------------------------------------------------------------------------------------------------------------------------
Armada S&P 500
Index Fund                 o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Small Cap
Core Fund                  o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Small Cap
Growth Fund                o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Small Cap
Value Fund                 o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Aggressive
Allocation Fund            o                        o          o                                    o           o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Balanced
Allocation Fund            o           o            o          o                                    o           o             o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Conservative
Allocation Fund            o                        o          o                                    o           o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Bond Fund                                    o          o                                    o           o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Government
Mortgage Fund                                       o          o                                    o           o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Intermediate
Bond Fund                                           o          o                                    o           o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Limited
Maturity Bond Fund                                  o          o                                    o           o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Total Return
Advantage Fund                                      o          o            o                       o           o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Ultra Short
Bond Fund                                           o          o                                    o           o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Intermediate
Tax Exempt Income
Fund                                                o                                   o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Michigan
Intermediate
Municipal Bond Fund                                 o                                   o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Ohio
Intermediate Tax
Exempt Bond Fund                                    o                                   o
-----------------------------------------------------------------------------------------------------------------------------------
Armada Pennsylvania
Intermediate
Municipal Bond Fund                                 o                                   o
-----------------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES

As part of their principal investment strategies, each of the Armada Balanced Allocation Fund, Armada Bond Fund, Armada Intermediate Bond Fund, Armada Limited Maturity Bond Fund, Armada Ultra Short Bond Fund and Armada Total Return Advantage Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund other than the Armada Money Market Fund is offered for sale by and described in this prospectus. Please see the following section for a description of the Armada Money Market Fund, which is offered for sale by a separate prospectus.

INFORMATION ABOUT THE UNDERLYING ARMADA MONEY MARKET FUND

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

An investment in the Fund carries the following principal risks:

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

This table shows the Fund's average annual total returns for the periods ended December 31, 2003.

--------------------------------------------------------------------------------
CLASS I SHARES                                   1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Armada Money Market Fund                          0.78%      3.44%        4.26%
--------------------------------------------------------------------------------

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The Equity Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Price Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.

Armada has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Armada are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                  EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                                MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
International Equity Fund           Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in common
                                    stocks of foreign companies
--------------------------------------------------------------------------------
Large Cap Core Equity Fund          Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in common
                                    stocks
--------------------------------------------------------------------------------
Large Cap Growth Fund               Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in growth-
                                    oriented common stocks of large cap
                                    companies
--------------------------------------------------------------------------------
Large Cap Value Fund                Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in
                                    value-oriented common stocks of large cap
                                    companies
--------------------------------------------------------------------------------
Mid Cap Growth Fund                 Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in
                                    growth-oriented common stocks of mid cap
                                    companies
--------------------------------------------------------------------------------
Mid Cap Value Fund                  Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in
                                    value-oriented common stocks of mid cap
                                    companies
--------------------------------------------------------------------------------
S&P 500 Index Fund                  Investors seeking returns similar to those
                                    of the S&P 500 Composite Stock Price Index
                                    who are willing to accept the risks of
                                    investing in a fund that invests primarily
                                    in common stocks
--------------------------------------------------------------------------------
Small Cap Core Fund                 Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in common
                                    stocks of small cap companies
--------------------------------------------------------------------------------
Small Cap Growth Fund               Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in
                                    growth-oriented common stocks of small cap
                                    companies
--------------------------------------------------------------------------------
Small Cap Value Fund                Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in
                                    value-oriented common stocks of small cap
                                    companies
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
FUND                                MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Aggressive Allocation Fund          Investors seeking capital growth with the
                                    potential for above average total returns
                                    (as measured by the returns of the S&P 500
                                    Composite Stock Price Index) who are willing
                                    to accept the risks of investing in a fund
                                    that may allocate a high percentage of its
                                    assets in Underlying Armada Funds that focus
                                    their investments in equity securities
--------------------------------------------------------------------------------
Balanced Allocation Fund            Investors seeking broad diversification by
                                    asset class and style to manage risk and
                                    provide the potential for above average
                                    total returns (as measured by the returns of
                                    the S&P 500 Composite Stock Price Index and
                                    the Lehman U.S. Aggregate Bond Index)
--------------------------------------------------------------------------------
Conservative Allocation Fund        Investors seeking current income with the
                                    potential for above average total returns
                                    (as measured by the returns of the Lehman
                                    U.S. Aggregate Bond Index) who are willing
                                    to accept the risks of investing in a fund
                                    that may allocate a high percentage of its
                                    assets in Underlying Armada Funds that focus
                                    their investments in fixed income securities
--------------------------------------------------------------------------------

                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                                MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Bond Fund                           Investors seeking current income who are
                                    willing to accept the risks of investing in
                                    a fund that invests primarily in fixed
                                    income securities
--------------------------------------------------------------------------------
Government Mortgage Fund            Investors seeking current income who are
                                    interested in the lower credit risk
                                    associated with a fund that invests
                                    primarily in U.S. government fixed income
                                    securities
--------------------------------------------------------------------------------
Intermediate Bond Fund              Investors seeking current income who are
                                    willing to accept the risks of investing in
                                    a fund that invests primarily in
                                    intermediate term fixed income securities
--------------------------------------------------------------------------------
Limited Maturity Bond Fund          Investors seeking current income who are
                                    seeking to minimize share price volatility
                                    relative to our other fixed income funds and
                                    who are willing to accept the risks of
                                    investing in a fund that invests primarily
                                    in shorter term fixed income securities
--------------------------------------------------------------------------------
Total Return Advantage Fund         Investors seeking total return with less
                                    share price volatility than a fund that
                                    invests primarily in equity securities who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in fixed
                                    income securities
--------------------------------------------------------------------------------
Ultra Short Bond Fund               Investors seeking high current income but
                                    who desire the relative safety of investing
                                    in a fund that invests primarily in shorter
                                    term investment quality debt securities
--------------------------------------------------------------------------------

                               TAX-FREE BOND FUNDS
--------------------------------------------------------------------------------
FUND                                MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund   Investors seeking current income exempt from
                                    federal income tax who are willing to accept
                                    moderate share price volatility
--------------------------------------------------------------------------------
Michigan Intermediate Municipal     Investors seeking current income exempt from
Bond Fund                           federal and Michigan income taxes who are
                                    willing to accept moderate share price
                                    volatility
--------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt        Investors seeking current income exempt from
Bond Fund                           federal and Ohio income taxes who are
                                    willing to accept moderate share price
                                    volatility
--------------------------------------------------------------------------------
Pennsylvania Intermediate           Investors seeking current income exempt from
Municipal Bond Fund                 federal and Pennsylvania income taxes who
                                    are willing to accept moderate share price
                                    volatility
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2004, the Adviser had approximately $27 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

INVESTMENT SUB-ADVISER

Investment Counselors, a SEC-registered investment adviser, serves as Sub-Adviser to the Armada Small Cap Core Fund. Investment Counselors, founded in 1968, is an investment management firm that provides investment supervisory services to its clients. Investment Counselors is a wholly owned subsidiary of National City Bank. Investment Counselors is located at 100 South Brentwood, Suite 100, St. Louis, Missouri, 63105. As of June 30, 2004, Investment Counselors managed over $506 million in assets.

As Sub-Adviser, Investment Counselors assists the Adviser in providing a continuous investment program for the Armada Small Cap Core Fund. For its services, Investment Counselors will receive investment sub-advisory fees from the Adviser at an annualized rate of 0.50% of the average daily net assets of the Fund.

SUB-ADVISER'S INVESTMENT PERFORMANCE

Although the Armada Small Cap Core Fund has no prior performance history, the small cap equity team at Investment Counselors has substantial experience in managing accounts that focus on small cap issuers. Investment Counselors manages separate accounts with a small cap orientation having investment objectives, policies and strategies that are substantially similar to the Armada Small Cap Core Fund.

The tables below show the annual returns and long-term performance record established by Investment Counselors while managing client accounts. Please note that the performance results shown are those of Investment Counselors and not the investment results of the Armada Small Cap Core Fund. The results are not intended to predict or suggest the return to be experienced by the Fund or the return an individual investor might achieve by investing in the Fund.

The Armada Small Cap Core Fund's results may be different from the composite performance figures shown due to, among other things, differences in fees and expenses. The composite performance figures reflect the deduction of all advisory fees and trading costs, but do not reflect custody fees, which are paid by clients directly. The overall expenses of the Sub-Adviser's client accounts are generally lower than those experienced by Fund shareholders and, therefore, the performance of the Fund would generally be lower. The Fund's results also may be different because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the client accounts. In addition, the securities held by the Fund will not be identical to the securities held by these accounts.

Included for comparison purposes are performance figures of the Russell 2000 Index, an unmanaged market index. Investors cannot invest directly in the index. The returns of the Russell 2000 Index reflect the reinvestment of dividends and distributions, but do not reflect the deduction of any fees, expenses or taxes.

INVESTMENT COUNSELORS SMALL CAP EQUITY COMPOSITE PERFORMANCE RESULTS

----------------------------------------------------------------------------------------------------
               ANNUAL
    YEAR        TOTAL     RUSSELL      NUMBER      COMPOSITE   TOTAL ASSETS AT   PERCENTAGE    TOTAL
   (AS OF      RETURN   2000 INDEX       OF       DISPERSION    END OF PERIOD     OF FIRM      FIRM
DECEMBER 31)     (%)        (%)      PORTFOLIOS       (%)         (MILLIONS)       ASSETS     ASSETS
----------------------------------------------------------------------------------------------------
    1994         -3.9       -1.8          2          0.94           $26.0           0.28      $ 91.3
    1995         26.0       28.4          2          0.00           $35.0           0.26      $136.4
    1996         23.9       16.5          1          0.00           $41.0           0.08      $521.4
    1997         27.9       22.3          2          0.00           $62.0           0.12      $512.2
    1998          4.9       -2.6          3          0.32           $68.0           0.11      $592.1
    1999         11.9       21.3          2          0.22           $65.4           0.11      $591.0
    2000          3.4       -3.0          2          0.16           $36.4           0.07      $527.3
    2001         -4.6        2.5          2          0.06           $34.5           0.09      $405.4
    2002        -15.1      -20.5          3          0.15           $29.3           0.08      $350.9
    2003         52.2       47.3          3          2.06           $ 2.4           0.01      $459.5

ANNUALIZED RETURNS (AS OF DECEMBER 31, 2003)

--------------------------------------------------------------------------------
                                    INVESTMENT COUNSELORS
                                 SMALL CAP EQUITY COMPOSITE   RUSSELL 2000 INDEX
--------------------------------------------------------------------------------
1 Year                                      52.2%                    47.3%
5 Year                                       7.4%                     7.1%
10 Year                                     11.1%                     9.5%

NOTES:

1. Investment Counselors is an investment management firm that provides investment supervisory services to its clients. Investment Counselors is an equity, fixed income and balanced portfolio investment manager that invests solely in U.S.-based securities.

2. Investment Counselors has prepared and presented the above data in compliance with the AIMR Performance Presentation Standards
     (AIMR-PPS(TM)), the U.S. and Canadian version of Global Investment Performance Standards (GIPS(TM)). AIMR has not been involved in the preparation or review of this data or with Investment Counselors' claim of compliance. This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology which may produce different results.

3. The results shown above are of all discretionary, fee-paying accounts with investment objectives, policies and strategies substantially similar to those of the Armada Small Cap Core Fund and include both active and closed accounts.

4. Performance figures are presented net of investment management and brokerage fees, and are negatively affected by the amount of the fees. Investment Counselors' Small Cap Equity average weighted annual management fee is 0.50% of average net assets.

5. There have been no changes in personnel responsible for the investment management process of this composite and no alteration of the composite for any reason. No selective periods of performance have been utilized. Results from all accounts have been continuous from the first full month under Investment Counselors' management to present or last full month under Investment Counselors' management. Composites are valued on a monthly basis and are geometrically linked. Valuations and returns are computed and stated in U.S. Dollars and are computed using a time-weighted rate of return. The composite is asset weighted using beginning-of-period weightings. Accrual accounting is used for fixed income securities. Trade date is used for the valuation. Leverage and derivatives were not used in the portfolios included in the composite.

6. Investment Counselors' Small Cap Equity Composite was created on December 31, 1993. The composite is defined to include three (3) fee-paying, discretionary accounts over $500,000 that are managed according to the small cap equity strategy, and does not include wrap-fee accounts. As of December 31, 2003 the composite had $2.4 million in total assets. Investment Counselors' Small Cap Equity Composite results are of 40% of all Investment Counselors' small cap equity portfolios and represent less than 1% of Investment Counselors' total firm assets and of Investment Counselors' discretionary accounts. A complete list of composites and description of Investment Counselors' composites and presentations that adhere to the AIMR-PPS(TM) standards is available upon request by contacting Lisa Teter at lteter@investmentcounselors.com or by calling
     (314) 587-7734.

7. AIMR standard composites represent 100% of discretionary and 99.5% of total firm assets.

8. The dispersion of annual returns is measured by the standard deviation across asset-weighted portfolio returns represented with the composite for the full year.

9. Past performance is no guarantee of future results. Products and services offered by Investment Counselors are subject to investment risks, including the possible loss of the principal invested. Products and services offered by Investment Counselors are not insured by the FDIC and are not deposits or other obligations of National City Bank, and are not guaranteed by National City Bank.

PRIOR PERFORMANCE INFORMATION FOR THE EQUITY INVESTMENT MANAGEMENT TEAM

The principal portfolio managers of the Equity Investment Management Team are Lawrence E. Eakin, Jr. and Christopher H. Wiles, CFA. They have the primary responsibility for the day-to-day management of the Large Cap Core Equity and Large Cap Growth Funds. The Equity Investment Management Team has substantial experience in managing investment companies that focus on large cap issuers. While employed at Strong Capital Management, Inc. and Rockhaven Asset Management, LLC, the Equity Investment Management Team was solely responsible for managing two mutual funds each with a large cap orientation having investment objectives, policies and strategies that are substantially similar, respectively, to the Armada Large Cap Core Equity Fund (the "Similar Core Equity Fund") and Armada Large Cap Growth Fund (the "Similar Growth Fund" and together with the Similar Core Equity Fund, the "Similar Funds").

Before joining the Equity Investment Management Team at Armada, Lawrence E. Eakin Jr. co-managed the Similar Growth Fund and Similar Core Equity Fund (each as defined below). Mr. Eakin joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Eakin served as Rockhaven's director of research since he joined the firm in February 1997. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since 2001. Mr. Eakin received his bachelor's degree in computer application information systems from Clarion University in 1986 and his master's degree in investment finance from Duquesne University in 1993.

Before joining the Equity Investment Management Team at Armada, Christopher H. Wiles, CFA co-managed the Similar Growth Fund and Similar Core Equity Fund and has earned the right to use the Chartered Financial Analyst designation. Mr. Wiles joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Wiles was the President and Founder of Rockhaven, an investment advisory firm. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since their inception in November 1997. He received his associate's degree in finance at Penn State University in 1979,his bachelor's degree in finance at Youngstown State University in 1982, and his master's of business administration degree from Cleveland State University in 1984.

The bar charts and the performance tables below show the returns for Class A Shares of the Similar Core Equity Fund and Investor Class Shares of the Similar Growth Fund for certain periods ended December 31, 2003. The information also provides some indication of the risks of investing in the Similar Funds by showing how each Similar Fund's average annual returns, which reflect Similar Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. The information assumes reinvestment of all dividends and distributions.

Please keep in mind that the past performance of each Similar Fund, before and after taxes, does not represent how the Funds will perform. Returns of the Funds may differ from those of the Similar Funds due, among other things, to differences in operating expenses between the Similar Funds and the respective Funds.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Investor Class -
Similar Growth Fund          14.83%  52.14%(1)   3.35%   -8.97%  -18.09%  25.41%

Class A -
Similar Core Equity Fund     11.88%  24.84%     -1.46%  -10.72%  -14.44%  22.93%
--------------------------------------------------------------------------------
                              1998    1999       2000    2001     2002     2003



(1) The Investor Class - Similar Growth Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

                                                                    EQUITY FUNDS

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

FUND NAME                             BEST QUARTER RETURN   WORST QUARTER RETURN
--------------------------------------------------------------------------------
Similar Growth Fund                   29.98% (4th Q 1999)   -13.18% (2nd Q 2002)

Similar Core Equity Fund              19.95% (4th Q 1999)   -13.18% (2nd Q 2002)


                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 12-31-03

FUND/INDEX                                           1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------------------------
SIMILAR CORE EQUITY FUND(1)

Class A

   Return Before Taxes                               14.68%    1.72%     3.75%

   Return After Taxes on Distributions               14.64%    0.63%     2.75%

   Return After Taxes on Distributions
   And Sale of Fund Shares                            9.57%    0.95%     2.73%
--------------------------------------------------------------------------------
S&P 500 Index(2) (reflects no deduction
for fees, expenses, or taxes)                        28.67%   -0.57%     4.29%
--------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3)
(reflects no deduction for fees, expenses,
or taxes)                                            24.80%   -1.08%     3.83%
--------------------------------------------------------------------------------

SIMILAR GROWTH FUND(5)

Investor Class
   Return Before Taxes                               24.16%    8.01%     9.06%

   Return After Taxes on Distributions               24.13%    6.41%     7.58%

   Return After Taxes on Distributions
   And Sale of Fund Shares                           15.70%    6.01%     7.02%
--------------------------------------------------------------------------------
S&P 500 Index(2) (reflects no
deduction for fees, expenses,
or taxes)                                            28.67%   -0.57%     4.29%
--------------------------------------------------------------------------------
Russell 1000 Growth Index(4)
(reflects no deduction for fees,
expenses, or taxes)                                  29.75%   -5.11%     1.49%
--------------------------------------------------------------------------------
Lipper Large Cap Core
Funds Index(3) (reflects no
deduction for fees, expenses,
or taxes)                                            24.80%   -1.08%     3.83%
--------------------------------------------------------------------------------

(1) The Similar Core Equity Fund, the Strong Advisor Large Company Core Fund, commenced operations on November 3, 1997.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

(3) The Lipper Large Cap Core Funds Index is the average of the 30 largest funds in the Lipper category.

(4) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Similar Growth Fund, the Strong Large Company Growth Fund, commenced operations on November 3, 1997.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Unlike the bar chart, the performance table reflects the impact of the maximum initial sales charge, which was first charged on November 30, 2000 for the Similar Core Equity Fund. No sales charge is imposed on reinvested dividends and distributions. The Similar Growth Fund does not impose any sales charges on purchases.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal period ended May 31, 2004.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                      ADVISORY FEES PAID AS
                                                                                                     A PERCENTAGE OF AVERAGE
                                                                                                 NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                                     MANAGEMENT TEAM                          ENDED MAY 31, 2004
-------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                     International Equity Investment Management Team               1.15%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund                           Equity Investment Management Team                      0.75%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                                Equity Investment Management Team                      0.75%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                              Value Equity Investment Management Team                   0.75%
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                      Small- and Mid-Growth Equity Investment Management Team            0.75%
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                              Mid-Value Equity Investment Management Team                 0.75%
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                 Quantitative Analysis Management Team                    0.20%
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund                               Core Equity Investment Management Team,
                                                    Investment Counselors (sub-adviser)                     1.00%(1)
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                    Small- and Mid-Growth Equity Investment Management Team            1.00%
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                           Small Value Equity Investment Management Team                1.00%
-------------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund                           Asset Allocation Management Team                       0.00%
-------------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund                             Asset Allocation Management Team                       0.75%
-------------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund                         Asset Allocation Management Team                       0.00%
-------------------------------------------------------------------------------------------------------------------------------
Bond Fund                                          Taxable Fixed Income Management Team                     0.55%
-------------------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                           Taxable Fixed Income Management Team                     0.40%
-------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                             Taxable Fixed Income Management Team                     0.40%
-------------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                         Taxable Fixed Income Management Team                     0.35%
-------------------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                        Taxable Fixed Income Management Team                     0.40%
-------------------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                              Taxable Fixed Income Management Team                     0.20%
-------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund                       Municipal Fixed Income Team                         0.40%
-------------------------------------------------------------------------------------------------------------------------------
Michigan Intermediate Municipal Bond Fund               Municipal Fixed Income Team                         0.40%
-------------------------------------------------------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt Bond Fund                  Municipal Fixed Income Team                         0.40%
-------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Intermediate
Municipal Bond Fund                                     Municipal Fixed Income Team                         0.40%
-------------------------------------------------------------------------------------------------------------------------------


(1) THE SMALL CAP CORE FUND DID NOT COMMENCE OPERATIONS UNTIL APRIL 2, 2004. THE FEE SHOWN REPRESENTS THE CONTRACTUAL ADVISORY FEE RATE THAT THIS FUND IS OBLIGATED TO PAY THE ADVISER.

-----------------------------------------------------------------------------------------------------------------------
NAME                                          BUSINESS EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INVESTMENT MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
David F. Cooley, CFS, CPA                     Leadership responsibility for the International Equity investment style.
Senior Director of International Equity
Investment                                    Mr. Cooley originally joined the Adviser in 1996 and served as Portfolio
Years with the Adviser: 5 years               Manager on the Armada International Equity Fund from its inception
Industry experience: 17 years                 through early 2000. Most recently, he served as Managing Director for
                                              Global Equity at J&W Seligman until rejoining National City in 2003.
-----------------------------------------------------------------------------------------------------------------------
Martin Schulz                                 Responsible for day-to-day management of the style.
Director of International Equity Investment
Years with the Adviser: 7 years               Mr. Schulz has been with the Adviser for seven years.
Industry experience: 10 years
-----------------------------------------------------------------------------------------------------------------------
EQUITY INVESTMENT MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
Christopher A. Wiles, CFA                     Shared responsibility for overall management of the Fund and decision
Managing Senior Director for Core and         making on securities entering and leaving the portfolios.
Growth Equity
Years with the Adviser: 1 year                Mr. Wiles joined the Adviser in 2004. Mr. Wiles founded Rockhaven Asset
Industry experience: 19 years                 Management in 1997. In 2002, Rockhaven was acquired by Strong
                                              Capital Management, Inc. where he served as Senior Portfolio Manager until joining the Adviser.
-----------------------------------------------------------------------------------------------------------------------
Lawrence E. Eakin, Jr.                        Shared responsibility for overall management of the Fund and decision
Senior Director of Large Cap Growth Equity    making on securities entering and leaving the portfolios.
Years with the Adviser: 1 year
Industry experience: 9 years                  Mr. Eakin joined the Adviser in 2004. From 2002 to 2004, he was a Co-
                                              Portfolio Manager of the Strong Large Company Core Fund and Large
                                              Company Growth Fund at Strong Capital Management, Inc. Prior to that time, he was with Rockhaven Asset Management.
-----------------------------------------------------------------------------------------------------------------------
Michael J. Halloran, CFA                      Responsible for sector analysis.
Large Cap Growth Equity Analyst
Years with the Adviser: 1 year                Mr. Halloran joined the Adviser in 2004. He worked at Strong Capital
Industry experience: 5 years                  Management, Inc. as an equity analyst from 2002 to 2004. Prior to that time, he worked at Rockhaven Asset Management as an equity analyst.
-----------------------------------------------------------------------------------------------------------------------
Joe Famoso                                    Responsible for analysis in the finance, industrial and basic materials
Analyst                                       sectors.
Years with the Adviser: 1 year
Industry experience: 7 years                  Prior to joining the Adviser in 2004, Mr. Famoso served as an analyst with Mellon Equity Associates. From November 2000 through February
                                              2004, he worked at Strong Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
MID-VALUE EQUITY INVESTMENT MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
Michael E. Santelli, CFA, CPA                 Mr. Santelli is responsible for management of the Armada Mid Cap Value
Senior Director for Value Equity Investment   Fund.
Years with the Adviser: 9 years
Industry experience: 14 years                 Mr. Santelli has been with the Adviser for 9 years.
-----------------------------------------------------------------------------------------------------------------------
Alex L. Vallecillo, CFA                       Mr. Vallecillo is responsible for management of the Armada Mid Cap
Senior Portfolio Manager                      Value Fund.
Years with the Adviser: 9 years
Industry experience: 10 years                 Mr. Vallecillo joined the Adviser in 1996.
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
NAME                                          BUSINESS EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
VALUE EQUITY INVESTMENT MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
Michael J. Chren, CFA                         Leadership responsibility for the Armada Large Cap Value Fund.
Senior Director for Value Investment
Years with the Adviser: 1 year                Most recently worked with INVESCO Capital Management where he
Industry experience: 19 years                 served as Partner/Senior Portfolio Manager. Prior to that, he served as
                                              Senior Portfolio Manager with DePrince, Race and Zollo.
-----------------------------------------------------------------------------------------------------------------------
Edward A. Johnson                             Day-to-day analysis of current and potential equity investments.
Equity Analyst
Years with the Adviser: 1 year
Industry experience: 5 years
-----------------------------------------------------------------------------------------------------------------------
SMALL- AND MID-GROWTH EQUITY INVESTMENT MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
Jon Scharlau, CFA                             Mr. Scharlau has overall responsibility for the portfolio management of
Senior Portfolio Manager                      the Armada Small Cap Growth and Mid Cap Growth Funds.
Years with the Adviser: 2 years
Industry experience: 13 years                 Mr. Scharlau joined the Adviser in 2002. Previously, he served as a Senior
                                              Research Analyst for U.S. Bank Corp.
-----------------------------------------------------------------------------------------------------------------------
Chris Staneluis                               Mr. Staneluis is responsible for analysis of current and potential equity
Portfolio Manager                             investments for the Small Cap Growth and Mid Cap Growth Funds.
Years with the Adviser: 2 years
Industry experience: 6 years                  Prior to joining the Adviser in 2002, Mr. Staneluis was a research associate with MidWest Research Association.
-----------------------------------------------------------------------------------------------------------------------
QUANTITATIVE ANALYSIS MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
Mark Koenig, CFA                              Day-to-day responsibility for the S&P 500 Index Fund.
Director of Quantitative Analysis
Years with the Adviser: 6 years               Mr. Koenig joined the Adviser in 1998.
Industry experience: 9 years
-----------------------------------------------------------------------------------------------------------------------
Rita Ontko                                    Ms. Ontko is responsible for analytical support of the Fund models.
Quantitative Analyst
Years with the Adviser: 8 years               Ms. Ontko joined the Adviser in 1996.
Industry experience: 11 years
-----------------------------------------------------------------------------------------------------------------------
Michael Wayton                                Mr. Wayton is responsible for day-to-day management of the Armada
Quantitative Analyst                          S&P 500 Index Fund.
Years with the Adviser: 4 years
Industry experience: 7 years                  Prior to joining the Adviser in 2000, Mr. Wayton was a Senior Portfolio
                                              Management Assistant with National City Corporation.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NAME                                          BUSINESS EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
Donald L. Ross                                Mr. Ross is responsible for decisions on asset allocations for the three
President and Chief Investment Officer        asset allocation funds.
Years with the Adviser: 10 years
Industry experience: 17 years                 Mr. Ross has been with the Adviser since 1995.
-----------------------------------------------------------------------------------------------------------------------
Mark Koenig, CFA                              Mr. Koenig manages asset allocation model development and analysis.
Director of Quantitative Analysis
Years with the Adviser: 6 years               Mr. Koenig joined the Adviser in 1998.
Industry experience: 9 years
-----------------------------------------------------------------------------------------------------------------------
Rita Ontko                                    Ms. Ontko monitors operation execution and cash for the funds.
Quantitative Analyst
Years with the Adviser: 8 years               Ms. Ontko joined the Adviser in 1996.
Industry experience: 11 years
-----------------------------------------------------------------------------------------------------------------------
Vincent Zhou, CFA                             Mr. Zhou is responsible for asset allocation model development and
Quantitative Analyst                          analysis.
Years with the Adviser: 1 year
Industry experience: 6 years                  Prior to joining the Adviser in 2003, he served as a consultant to Egan-
                                              Jones Rating Company. He also worked as an Investment Analyst for
                                              1838 Investment Advisors.
-----------------------------------------------------------------------------------------------------------------------
SMALL VALUE EQUITY INVESTMENT MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
Richard A. Giesen, Jr.                        Mr. Giesen is primarily responsible for the management of the Armada
Senior Director of Small Cap Value            Small Cap Value Fund.
Equity Investment
Years with the Adviser: 1 year                Prior to joining the Adviser in 2003, Mr. Giesen was a Senior Portfolio
Industry experience: 18 years                 Manager with Munder Capital Management.
-----------------------------------------------------------------------------------------------------------------------
John P. Micklitsch                            Mr. Micklitsch is responsible for analysis of current and potential equity
Senior Portfolio Manager of Small Cap Value   investments for the Small Cap Value Fund.
Equity Investment
Years with the Adviser: 1 year                Prior to joining the Adviser in 2004, he was a Co-Manager and Senior
Industry experience: 10 years                 Research Analyst at Fifth Third Asset Management.
-----------------------------------------------------------------------------------------------------------------------
CORE EQUITY INVESTMENT MANAGEMENT TEAM, ALLEGIANT INVESTMENT COUNSELORS (SUB-ADVISER)
-----------------------------------------------------------------------------------------------------------------------
Gordon A. Johnson                             Mr. Johnson has overall responsibility for the team's investment
President and Chief Investment Officer -      operations.
Allegiant Investment Counselors
Years with the Adviser: 1 year                Mr. Johnson has been with Investment Counselors, sub-adviser for the
Industry experience: 20 years                 Armada Small Cap Core Fund, since 1985.
-----------------------------------------------------------------------------------------------------------------------
James E. Mineman                              Mr. Mineman is responsible for coordinating the equity research process
Director of Equity Research                   for the Armada Small Cap Core Fund.
Years with the Adviser: 1 year
Industry experience: 11 years                 Mr. Mineman has been with Investment Counselors, sub-adviser for the
                                              Armada Small Cap Core Fund, since 1994.
-----------------------------------------------------------------------------------------------------------------------
Peter A. Roy                                  Mr. Roy is responsible for implementing and managing the investment
Vice President, Portfolio Manager             philosophy.
Years with the Adviser: 1 year
Industry experience: 2 years                  Prior to joining Investment Counselors in 2003, Mr. Roy was a portfolio manager for Allegiant Trust Company.
-----------------------------------------------------------------------------------------------------------------------
Lisa A. Teter                                 Ms. Teter is responsible for portfolio management and trading for the
Vice President, Portfolio Manager             Armada Small Cap Core Fund.
Years with the Adviser: 1 year
Industry experience: 11 years                 Ms. Teter has been with Investment Counselors, sub-adviser for the
                                              Armada Small Cap Core Fund, since 1994.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NAME                                          BUSINESS EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
Andrew Harding                                Mr. Harding has primary responsibility for taxable fixed income strategy
Senior Director for Taxable Fixed             and performance at the Adviser.
Income Investments
Years with the Adviser: 4 years               Prior to joining the Adviser in 2000, Mr. Harding was a portfolio manager
Industry experience: 24 years                 with McDonald Investments.
-----------------------------------------------------------------------------------------------------------------------
Cynthia D. Cole                               Ms. Cole is primarily responsible for analyzing and recommending
Director of Corporate Bond Investment         corporate sector investments.
Years with the Adviser: 6 years
Industry experience: 20 years                 Ms. Cole has been with the Adviser since 1999.
-----------------------------------------------------------------------------------------------------------------------
Timothy Compan, Jr., CFA                      Mr. Compan has responsibility for fixed income security credit analysis.
Senior Debt Securities Analyst
Years with the Adviser: 2 years               Prior to joining the Adviser in 2003, Mr. Compan managed a risk analysis
Industry experience: 5 years                  group at Goldman, Sachs & Company.
-----------------------------------------------------------------------------------------------------------------------
Matthew Downing                               Mr. Downing has responsibility for fixed income security and portfolio
Fixed Income Analyst                          research.
Years with the Adviser: 3 years
Industry experience: 4 years                  Prior to joining the Adviser in 2001, Mr. Downing was a consultant with
                                              FutureNext Consulting.
-----------------------------------------------------------------------------------------------------------------------
Mark Lozina, CFA                              Mr. Lozina has day-to-day responsibility for fixed income security and
Fixed Income Analyst                          portfolio research.
Years with the Adviser: 2 years
Industry experience: 9 years                  Prior to joining the Adviser in 2002, Mr. Lozina was with National City
                                              Corporation's Equity Sponsor Group.
-----------------------------------------------------------------------------------------------------------------------
MUNICIPAL FIXED INCOME TEAM
-----------------------------------------------------------------------------------------------------------------------
Christian Swantek                             Mr. Swantek has leadership responsibility for the municipal fixed income
Director of Tax-Exempt Fixed Income           investment style and primary responsibility for the Michigan
Investment                                    Intermediate Municipal Bond Fund and the Pennsylvania Intermediate
Years with the Adviser: 7 years               Municipal Bond Fund.
Industry experience: 22 years
                                              Mr. Swantek has been with the Adviser for seven years.
-----------------------------------------------------------------------------------------------------------------------
Stephen Carpenter                             Mr. Carpenter is primarily responsible for municipal fixed income
Senior Portfolio Manager                      investment for Ohio Intermediate Tax Exempt Bond Fund and
Years with the Adviser: 10 years              Intermediate Tax Exempt Bond Fund.
Industry experience: 31 years
                                              Mr. Carpenter has been with the Adviser since 1995.
-----------------------------------------------------------------------------------------------------------------------

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares, Class B Shares and Class C Shares of the Funds. The Funds may accept or reject any purchase order.

Class A Shares, Class B Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

     CLASS A SHARES

     o    FRONT-END SALES CHARGE

     o CONTINGENT DEFERRED SALES CHARGE ON PURCHASES OF $1 MILLION OR MORE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

     o    12B-1 FEES UP TO 0.10% OF NET ASSETS

     o    SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

     o    $500 MINIMUM INITIAL INVESTMENT -- NO SUBSEQUENT MINIMUM INVESTMENT

     o    $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class A Shares are for individuals, corporate investors and retirement plans.

     CLASS B SHARES

     o    NO FRONT-END SALES CHARGE

     o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 5 YEARS -- DECLINING AFTER THE SECOND YEAR)

     o    12B-1 FEES UP TO 0.75% OF NET ASSETS

     o    SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

     o    $500 MINIMUM INITIAL INVESTMENT -- NO SUBSEQUENT MINIMUM INVESTMENT


     o REQUESTS TO PURCHASE CLASS B SHARES FOR AMOUNTS GREATER THAN $100,000 WILL NOT BE ACCEPTED


     o    CONVERTS TO CLASS A SHARES AFTER THE EIGHTH YEAR

     o    $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class B Shares are for individuals, corporate investors and retirement plans.

     CLASS C SHARES:

     o    NO FRONT-END SALES CHARGE

     o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

     o    12B-1 FEES UP TO 0.75% OF NET ASSETS

     o    SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

     o    $500 MINIMUM INITIAL INVESTMENT -- NO SUBSEQUENT MINIMUM INVESTMENT

     o    DOES NOT CONVERT TO ANY OTHER SHARE CLASS

     o    $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class C Shares are for individuals, corporate investors and retirement plans.

For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" on page
87. For information on how to open an account and set up procedures for placing transactions, call 1-800-622-FUND (3863).

From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

The Adviser will monitor each Fund's asset size and, subject to approval by Armada's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS


Armada has imposed limits on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly, except in the circumstances set forth below with respect to the redemption fee. Under the Fund's procedures, the Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.


Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions -- a fund purchase followed shortly by a corresponding sale (redemption or exchange) -- during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Armada's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

o    Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o    Limit the amount of any exchange

Armada reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

REDEMPTION FEE

Effective July 15, 2004, the Funds identified below will charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange):

Armada International Equity Fund -- Class A
Armada Small Cap Core Fund -- Class A
Armada Small Cap Growth Fund -- Class A
Armada Small Cap Value Fund -- Class A

The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fee will be paid directly to the fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund.

This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. The Fund will act in accordance with its Trading Limits policy as outlined in the "Purchasing, Selling and Exchanging Fund Shares" section of this prospectus pertaining to suspected short-term trading.

The 2% redemption fee will not be charged on the following transactions:

1. Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

2. Redemptions requested within 30 days following the death or post-purchase disability of the shareholder;

3. Redemptions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a fund);

4. Shares acquired through the reinvestment of distributions (dividends and capital gains); and

5. Redemptions in omnibus accounts -- including those of affiliates of the Adviser -- where redemptions cannot be tracked to the individual shareholder.

HOW TO PURCHASE FUND SHARES

                           NEW ACCOUNT SET UP                       ADDING TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------
INTERNET                   Visit our site and click on "Open an     You may place your purchase order
WWW.ARMADAFUNDS.COM        Account Online." Or log on to our on     on our Web Site using your
                           line Forms Center to print or complete   established banking instructions
                           an application on line. Mail the         for payment. To authorize this
                           application to the address below.        service, please complete an
                           Unless you arrange to pay by wire        Account Change Form or call
                           or ACH, write your check, payable        1-800-622-FUND (3863).
                           in U.S. dollars, to "Armada Funds
                           (Fund name)." Armada cannot accept
                           third-party checks, starter checks,
                           credit cards, credit card checks,
                           cash or cash equivalents (i.e.,
                           cashier's check, bank draft, money
                           order or traveler's check).
-----------------------------------------------------------------------------------------------------
TELEPHONE                  Call our Investor Services Line to       Call our Investor Services Line
1-800-622-FUND (3863)      obtain an application.                   to purchase additional shares. To
                                                                    authorize this service, please
                                                                    complete an Account Change Form
                                                                    or call 1-800-622-FUND (3863).
-----------------------------------------------------------------------------------------------------
MAIL                       Complete an application and mail it      Make your check payable to
                           along with a check payable, in U.S.      "Armada Funds (Fund Name)."
                           dollars, to "Armada Funds (Fund Name)."  Please include your account number on your check and mail it
                              Armada Funds                          to the address at the left.
                              P.O. Box 8421,
                              Boston, MA 02266-8421

                           For overnight delivery mail to:

                              Boston Financial Data Services
                              Attn: Armada Funds
                              66 Brooks Drive,
                              Braintree, MA 02184

                           Armada cannot accept third-party
                           checks, starter checks, credit cards,
                           credit card checks, cash or cash
                           equivalents (i.e., cashier's check,
                           bank draft, money order or traveler's
                           check).
-----------------------------------------------------------------------------------------------------
AUTOMATED CLEARING HOUSE   Complete "Bank, Wire & Electronic        A Planned Investment Program can
("ACH")                    Funds Transfer Instructions" section     be set up to automatically
                           of the application to have funds         purchase shares on designated
                           directly transferred from a bank         dates during the month. Please
                           account. A primary and secondary         see "Planned Investment Program"
                           account may be established. Please       below.
                           note all electronic transfers will be
                           on the primary account unless notified
                           otherwise. Any changes in these
                           instructions must be made in writing
                           to Armada Funds with a signature
                           guarantee.
-----------------------------------------------------------------------------------------------------
PLANNED INVESTMENT         With a $50 minimum initial investment    With current account information
PROGRAM                    and if you have a checking or savings    on your account, participation in
                           account with a bank, you may purchase    the program can be arranged via
                           Class A, Class B or Class C Shares       the Internet or by calling
                           automatically through regular            1-800-622-FUND (3863).
                           deductions from your account in
                           amounts of at least $50 per month per    For existing accounts, without
                           account.                                 account information,
                                                                    participation can be arranged by
                           You may arrange for participation in     completing an Account Change Form
                           this program when a new account is       with banking information. This
                           established.                             form must include a signature
                                                                    guarantee by a bank or other
                                                                    financial institution.
-----------------------------------------------------------------------------------------------------
WIRE                       To purchase shares by wire, call         Call 1-800-622-FUND (3863) prior
                           1-800-622-FUND (3863) to set up your     to sending the wire in order to
                           account to accommodate wire              obtain confirmation number and to
                           transactions and to receive a wire       ensure prompt and accurate
                           control number to be included in the     handling of funds. Ask your bank
                           body of the wire. Ask your bank to       to transmit immediately available
                           transmit immediately available funds by  funds by wire as described at the wire in the amount of your purchase to:  left. Please include your account number.
                              State Street Bank and Trust Company
                              ABA #011000028                        Armada and its transfer agent are
                              Account 99052755 Credit Armada        not responsible for the
                              Funds                                 consequences of delays resulting
                              (Account Registration)                from the banking or Federal
                              (Account Number)                      Reserve Wire system, or from
                              (Wire Control Number)                 incomplete wiring instructions.

                           Note: Your bank may charge you a fee
                           for this service.

                           Armada and its transfer agent are not
                           responsible for the consequences of
                           delays resulting from the banking or
                           Federal Reserve Wire system, or
                           from incomplete wiring instructions.
-----------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY     Contact your financial consultant.       Contact your financial
                           Please note, your financial consultant   consultant. Please note, your
                           or institution may charge a fee for      financial consultant or
                           its services.                            institution may charge a fee for
                                                                    its services.
-----------------------------------------------------------------------------------------------------

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Armada may authorize certain financial intermediaries to accept, on behalf of Armada, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value per share (NAV) next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Armada within the time period agreed upon.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. A Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund (including investments in Underlying Armada Funds by the Aggressive Allocation Fund and Conservative Allocation Fund) are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

INTERNATIONAL EQUITY, LARGE CAP CORE EQUITY, LARGE CAP GROWTH, LARGE CAP VALUE, MID CAP GROWTH, MID CAP VALUE, SMALL CAP CORE, SMALL CAP GROWTH AND SMALL CAP VALUE FUNDS


--------------------------------------------------------------------------------
                                                                   DEALERS'
                            SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                     A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:              PRICE PER SHARE      INVESTED       PRICE PER SHARE
--------------------------------------------------------------------------------
Less than $25,000                 5.50             5.82              5.00
--------------------------------------------------------------------------------
$25,000 but less
   than $50,000                   5.25             5.54              4.75
--------------------------------------------------------------------------------
$50,000 but less
   than $100,000                  4.75             4.99              4.25
--------------------------------------------------------------------------------
$100,000 but less
   than $250,000                  3.75             3.90              3.25
--------------------------------------------------------------------------------
$250,000 but less
   than $500,000                  3.00             3.09              2.50
--------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000                2.00             2.04              1.50
--------------------------------------------------------------------------------
$1,000,000 or more                0.00             0.00              0.00
--------------------------------------------------------------------------------


AGGRESSIVE ALLOCATION, BALANCED ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS


--------------------------------------------------------------------------------
                                                                   DEALERS'
                            SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                     A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:              PRICE PER SHARE      INVESTED       PRICE PER SHARE
--------------------------------------------------------------------------------
Less than $50,000                 4.75             4.99              4.25
--------------------------------------------------------------------------------
$50,000 but less
   than $100,000                  4.00             4.17              3.50
--------------------------------------------------------------------------------
$100,000 but less
   than $250,000                  3.75             3.90              3.25
--------------------------------------------------------------------------------
$250,000 but less
   than $500,000                  2.50             2.56              2.00
--------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000                2.00             2.04              1.50
--------------------------------------------------------------------------------
$1,000,000 or more                0.00             0.00              0.00
--------------------------------------------------------------------------------


BOND, GOVERNMENT MORTGAGE, INTERMEDIATE BOND AND TOTAL RETURN ADVANTAGE FUNDS


--------------------------------------------------------------------------------
                                                                   DEALERS'
                            SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                     A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:              PRICE PER SHARE      INVESTED       PRICE PER SHARE
--------------------------------------------------------------------------------
Less than $50,000                 4.50             4.71              4.00
--------------------------------------------------------------------------------
$50,000 but less
   than $100,000                  4.00             4.17              3.50
--------------------------------------------------------------------------------
$100,000 but less
   than $250,000                  3.75             3.90              3.25
--------------------------------------------------------------------------------
$250,000 but less
   than $500,000                  2.50             2.56              2.00
--------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000                2.00             2.04              1.50
--------------------------------------------------------------------------------
$1,000,000 or more                0.00             0.00              0.00
--------------------------------------------------------------------------------


S&P 500 INDEX FUND


--------------------------------------------------------------------------------
                                                                   DEALERS'
                            SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                     A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:              PRICE PER SHARE      INVESTED       PRICE PER SHARE
--------------------------------------------------------------------------------
Less than $100,000                2.50             2.56              2.00
--------------------------------------------------------------------------------
$100,000 but less
   than $250,000                  2.00             2.04              1.50
--------------------------------------------------------------------------------
$250,000 but less
   than $500,000                  1.50             1.52              1.00
--------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000                1.00             1.01              0.50
--------------------------------------------------------------------------------
$1,000,000 or more                0.00             0.00              0.00
--------------------------------------------------------------------------------


LIMITED MATURITY BOND FUND


--------------------------------------------------------------------------------
                                                                   DEALERS'
                            SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                     A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:              PRICE PER SHARE      INVESTED       PRICE PER SHARE
--------------------------------------------------------------------------------
Less than $100,000                2.00             2.04              1.50
--------------------------------------------------------------------------------
$100,000 but less
   than $250,000                  1.50             1.52              1.25
--------------------------------------------------------------------------------
$250,000 but less
   than $500,000                  1.00             1.01              0.75
--------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000                0.50             0.50              0.25
--------------------------------------------------------------------------------
$1,000,000 or more                0.00             0.00              0.00
--------------------------------------------------------------------------------

ULTRA SHORT BOND FUND


--------------------------------------------------------------------------------
                                                                   DEALERS'
                            SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                     A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:              PRICE PER SHARE      INVESTED       PRICE PER SHARE
--------------------------------------------------------------------------------
Less than $100,000                1.00             1.01              0.50
--------------------------------------------------------------------------------
$100,000 but less
   than $1,000,000                0.50             0.50              0.25
--------------------------------------------------------------------------------
$1,000,000 or more                0.00             0.00              0.00
--------------------------------------------------------------------------------


INTERMEDIATE TAX EXEMPT BOND, MICHIGAN INTERMEDIATE MUNICIPAL BOND, OHIO INTERMEDIATE TAX EXEMPT BOND AND PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUNDS


--------------------------------------------------------------------------------
                                                                   DEALERS'
                            SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                     A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:              PRICE PER SHARE      INVESTED       PRICE PER SHARE
--------------------------------------------------------------------------------
Less than $100,000                3.00             3.09              2.50
--------------------------------------------------------------------------------
$100,000 but less
   than $250,000                  2.00             2.04              1.50
--------------------------------------------------------------------------------
$250,000 but less
   than $500,000                  1.50             1.52              1.00
--------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000                1.00             1.01              0.50
--------------------------------------------------------------------------------
$1,000,000 or more                0.00             0.00              0.00
--------------------------------------------------------------------------------


There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more. However, if you redeem the shares within 18 months after the purchase date, a sales charge will be assessed against your account.


You may qualify for a reduced sales charge if you are purchasing shares of Armada. When calculating the appropriate sales charge rate, Armada will combine same day purchases of Class A Shares of Armada (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21), in investment accounts held at different broker-dealers and retirement accounts. This combination also applies to Class A Shares that you purchase with a Letter of Intent, described below. YOU MUST NOTIFY ARMADA OF THE PURCHASES THAT QUALIFY FOR THIS DISCOUNT AT THE TIME OF PURCHASE. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Fund or your financial intermediary of the existence of other accounts which you have with an intermediary in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be asked to provide information or records, including account statements, regarding shares of Armada Funds held in:

o    all of your accounts at Armada or a financial intermediary;

o    any of your accounts at another financial intermediary; and

o accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.

To value accounts in order to determine whether you have met sales load breakpoints, Armada combines the amount of your new investment with the current value of your existing eligible holdings. For more information on reduced sales charges, please visit Armada's website at WWW.ARMADAFUNDS.COM or consult your broker or financial intermediary. The website includes information on sales charges, free of charge and in a clear and prominent format (click on "Funds, "click on "Share Classes" and then on "click here" for the "Literature and Forms Center" where you can click to review the prospectus).


WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

o by Trustees and Officers of Armada and their immediate families (spouse, parents, siblings, children and grandchildren);


o by directors and retired directors of National City Corporation (NCC) or any of its affiliates and their immediate families, employees and retired employees of NCC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of NCC or any of its affiliates;


o by officers, directors, employees and retirees of Boston Financial Data Services, Inc. and members of their immediate families;

o by direct transfer or rollover from a qualified plan for which affiliates of NCC serve as trustee or agent (or certain institutions having relationships with affiliates of NCC);

o by investors purchasing through payroll deduction, investors in Armada Plus account through NCC's Retirement Plan Services or investors investing through "one stop" networks;

o by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients;

o through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace.(TM) Check with your broker-dealer to see if you qualify for this exemption;

o    by direct rollover from an Armada Plus Retirement Plan or Armada SIMPLE
     IRA; and

o There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more. However, if the investor redeems the shares within 18 months after the purchase date, a sales charge (1.00% for equity funds -- except the S&P 500 Index Fund -- and asset allocation funds, and 0.50% for fixed income funds, tax-free bond funds and the S&P 500 Index Fund of the amount redeemed) will be assessed against the investor's account.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, Armada must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY ARMADA WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES AND WOULD LIKE TO EXERCISE THIS OPTION.

REDUCED SALES CHARGES -- CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. Armada will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:

(i)  your account;

(ii) your spouse's account;

(iii) a joint account with your spouse; or

(iv) your minor children's trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. Armada will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide Armada with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Accounts to be aggregated include investment accounts held at different broker-dealers and retirement accounts. Armada may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Armada will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send Armada a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes Armada to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, Armada's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

CONTINGENT DEFERRED SALES CHARGES

You do not pay a sales charge when you purchase Class B Shares and Class C Shares. The offering price of Class B Shares and Class C Shares is simply the next calculated NAV. But if you sell your Class B Shares within five years after your purchase or your Class A Shares purchased in the amount of over $1,000,000 without a sales charge or Class C Shares within 18 months after your purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class A Shares purchased in the amount of over $1,000,000 without a sales charge or Class C Shares on either (1) the NAV of the shares at the time of purchase, or

(2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of a Class of Shares of one Armada Fund for the same Class of Shares of another Armada Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class C Shares.

--------------------------------------------------------------------------------
                                                CLASS B SHARES
                             CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
YEARS SINCE PURCHASE                   DOLLAR AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------
FIRST                                                5.0%
SECOND                                               5.0%
THIRD                                                4.0%
FOURTH                                               3.0%
FIFTH                                                2.0%
SIXTH                                                NONE
SEVENTH                                              NONE
EIGHTH                                               NONE

When an investor redeems Shares, they are redeemed first from those Shares that are not subject to the deferred sales load (i.e., Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Shares for the following reasons:

o    redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o    redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o    return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;

o exchanges of one Class of Shares of an Armada Fund for the same Class of Shares of another Armada Fund;

o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class B Shares or Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Armada Fund to a non-Armada Fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately. When you buy Class B Shares or Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

INTERNET

WWW.ARMADAFUNDS.COM

The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE

1-800-622-FUND (3863)

Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 87 "How to Purchase Fund Shares").

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class B Shares and Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution to redeem your shares. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Armada.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors--these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less, in the case of Class B Shares and Class C Shares, any applicable deferred sales charge. See "Contingent Deferred Sales Charges -- Class B Shares and Class C Shares" on page 91 for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND


We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for other than customary weekend and holiday closings;

(c)  the SEC has by order permitted such suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares of a Fund for the same class of shares of another Armada Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern Time.

INTERNET

WWW.ARMADAFUNDS.COM

You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE

1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM

You may exchange shares of an Armada Money Market Fund for any other Armada Fund of the same class automatically, at periodic intervals. If you would like to enter a program concerning Class B Shares or Class C Shares, you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

MAIL

Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

     Armada Funds
     P.O. Box 8421
     Boston, MA 02266-8421

For overnight delivery mail to:

     Boston Financial Data Services
     Attn: Armada Funds
     66 Brooks Drive
     Braintree, MA 02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CLASS A SHARES

You may exchange Class A Shares of any Armada Fund for Class A Shares of any other Armada Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Armada Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Armada Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

CLASS B SHARES

You may exchange Class B Shares of any Armada Fund for Class B Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.

CLASS C SHARES

You may exchange Class C Shares of any Armada Fund for Class C Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.

SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS A, B AND C SHARES

Because purchases of Class A Shares of Funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

If you would like to enter a systematic exchange program concerning Class B or Class C Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted separate distribution plans with respect to Class A Shares, Class B Shares and Class C Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than: (i) 0.005% with respect to the S&P 500 Index Fund; (ii) 0.07% for each other Equity Fund; (iii) 0.02% with respect to the Ultra Short Bond Fund; and (iv) 0.05% with respect to each other Fund.


Distribution fees for Class B Shares and Class C Shares, as a percentage of average daily net assets, are as follows: (i) 0.65% with respect to the Aggressive Allocation and Conservative Allocation Funds; and (ii) 0.75% with respect to each other Fund.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares, Class B Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A Shares, Class B Shares or Class C Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:

     Armada International Equity Fund
     Armada Large Cap Growth Fund*
     Armada Mid Cap Growth Fund*
     Armada Mid Cap Value Fund
     Armada Small Cap Core Fund
     Armada Small Cap Growth Fund
     Armada Small Cap Value Fund



*EFFECTIVE JANUARY 1, 2005


The following Funds distribute income quarterly:


     Armada Large Cap Core Equity Fund
     Armada Large Cap Value Fund
     Armada S&P 500 Index Fund
     Armada Aggressive Allocation Fund
     Armada Balanced Allocation Fund


The following Funds distribute income monthly:

     Armada Conservative Allocation Fund
     Armada Bond Fund
     Armada Government Mortgage Fund
     Armada Intermediate Bond Fund
     Armada Limited Maturity Bond Fund
     Armada Total Return Advantage Fund
     Armada Ultra Short Bond Fund
     Armada Intermediate Tax Exempt Bond Fund
     Armada Michigan Intermediate Municipal Bond Fund
     Armada Ohio Intermediate Tax Exempt Bond Fund
     Armada Pennsylvania Intermediate Municipal Bond Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Certain other distributions paid by the Funds to individual shareholders may also be taxable to you as long-term capital gain, subject to certain requirements. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that are qualifying dividends may be reduced as a result of a Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend. In general, long-term capital gains and dividends are taxed at a maximum rate of 15%. Fund distributions (other than exempt-interest dividends discussed below) attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Armada Intermediate Tax Exempt Bond Fund, Armada Michigan Intermediate Municipal Bond Fund, Armada Ohio Intermediate Tax Exempt Bond Fund, and Armada Pennsylvania Intermediate Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be attributable to "exempt interest dividends, "which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2004, the withholding rate is 28%.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Michigan Intermediate Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. The Armada Ohio Intermediate Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Armada Pennsylvania Intermediate Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class A Shares, Class B Shares and Class C Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


Except as otherwise stated below, the financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2004 and is incorporated by reference into the Statement of Additional Information.

In June 2000, the Parkstone Mid Capitalization Funds, Bond, U.S. Government Income, and Michigan Municipal Bond were reorganized into the Mid Cap Growth, Bond, Government Mortgage, and Michigan Intermediate Municipal Bond Funds, respectively. In connection with this reorganization, each of these Armada Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund.


No financial highlights are presented for Class B Shares of the Ultra Short Bond and Pennsylvania Intermediate Municipal Bond Funds because Class B Shares of these Funds had not yet commenced operations as of May 31, 2004. No financial highlights are presented for Class C Shares of the Ultra Short Bond Fund because Class C Shares of this Fund had not yet commenced operations as of May 31, 2004.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004         $7.97       $0.07(1)          $2.17         $(0.12)       $(0.00)        $10.09      28.19%
2003          9.68        0.10(1)          (1.79)         (0.02)        (0.00)          7.97     (17.49)
2002         10.81        0.04(1)          (1.16)         (0.01)        (0.00)          9.68     (10.35)
2001         14.97       (0.01)(1)         (3.15)         (0.00)        (1.00)         10.81     (22.88)
2000         10.87       (0.03)             4.21          (0.01)        (0.07)         14.97      38.50

CLASS B
2004         $7.77      $(0.02)(1)         $2.14         $(0.08)       $(0.00)         $9.81      27.31%
2003          9.46        0.01(1)          (1.70)         (0.00)        (0.00)          7.77     (17.87)
2002         10.62       (0.04)(1)         (1.12)         (0.00)        (0.00)          9.46     (10.92)
2001         14.83       (0.10)(1)         (3.11)         (0.00)        (1.00)         10.62     (23.47)
2000         10.83       (0.10)             4.17          (0.00)        (0.07)         14.83      37.61

CLASS C
2004         $7.77      $(0.00)(1)         $2.12         $(0.11)       $(0.00)         $9.78      27.27%
2003          9.46        0.01(1)          (1.70)         (0.00)        (0.00)          7.77     (17.87)
2002         10.63       (0.03)(1)         (1.14)         (0.00)        (0.00)          9.46     (11.01)
2001         14.83       (0.10)(1)         (3.10)         (0.00)        (1.00)         10.63     (23.40)
2000(2)      15.37       (0.04)            (0.50)         (0.00)        (0.00)         14.83      (3.51)
--------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004         $9.49       $0.06(1)          $1.33         $(0.07)       $(0.00)        $10.81      14.62%
2003         10.77        0.08(1)          (1.29)         (0.07)        (0.00)          9.49     (11.22)
2002         12.16        0.02(1)          (1.13)         (0.02)        (0.26)         10.77      (9.19)
2001         14.80       (0.02)            (0.70)         (0.00)        (1.92)         12.16      (5.91)
2000         13.71       (0.00)             1.62          (0.00)        (0.53)         14.80      11.98

CLASS B
2004         $9.22      $(0.02)(1)         $1.29         $(0.00)       $(0.00)        $10.49      13.70%
2003         10.48        0.01(1)          (1.26)         (0.01)        (0.00)          9.22     (11.79)
2002         11.91       (0.05)(1)         (1.12)         (0.00)        (0.26)         10.48      (9.87)
2001         14.62       (0.06)            (0.73)         (0.00)        (1.92)         11.91      (6.49)
2000         13.63       (0.07)             1.59          (0.00)        (0.53)         14.62      11.31

CLASS C
2004         $9.23      $(0.02)(1)         $1.29         $(0.01)       $(0.00)        $10.49      13.63%
2003         10.48        0.01(1)          (1.25)         (0.01)        (0.00)          9.23     (11.68)
2002         11.92       (0.04)(1)         (1.14)         (0.00)        (0.26)         10.48      (9.94)
2001         14.63       (0.06)            (0.73)         (0.00)        (1.92)         11.92      (6.48)
2000(3)      14.55       (0.05)             0.13          (0.00)        (0.00)         14.63       0.55
--------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004        $16.95      $(0.03)(1)         $1.61         $(0.04)       $(0.00)        $18.49       9.34%
2003         19.34        0.02(1)          (2.39)         (0.02)        (0.00)         16.95     (12.26)
2002         24.17       (0.04)(1)         (4.58)         (0.00)        (0.21)         19.34     (19.23)
2001         28.76       (0.07)(1)         (3.40)         (0.00)        (1.12)         24.17     (12.53)
2000         24.55       (0.06)(1)          4.53          (0.00)        (0.26)         28.76      18.22

CLASS B
2004        $16.38      $(0.15)(1)         $1.57         $(0.02)       $(0.00)        $17.78       8.66%
2003         18.81       (0.09)(1)         (2.34)         (0.00)        (0.00)         16.38     (12.92)
2002         23.67       (0.19)(1)         (4.46)         (0.00)        (0.21)         18.81     (19.77)
2001         28.37       (0.26)(1)         (3.32)         (0.00)        (1.12)         23.67     (13.10)
2000         24.33       (0.26)(1)          4.56          (0.00)        (0.26)         28.37      17.68

CLASS C
2004        $16.40      $(0.15)(1)         $1.57         $(0.02)       $(0.00)        $17.80       8.70%
2003         18.82       (0.09)(1)         (2.33)         (0.00)        (0.00)         16.40     (12.91)
2002         23.69       (0.19)(1)         (4.47)         (0.00)        (0.21)         18.82     (19.79)
2001         28.38       (0.26)(1)         (3.31)         (0.00)        (1.12)         23.69     (13.06)
2000(4)      28.04       (0.08)(1)          0.42          (0.00)        (0.00)         28.38       1.21

                                                       RATIO         RATIO OF NET
                                     RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF      INVESTMENT     TO AVERAGE    (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE     TO AVERAGE    (BEFORE FEE       (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE
------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------
CLASS A
2004        $11,693       1.66%          0.49%         1.66%             0.49%            117%
2003         32,345       1.63           0.81          1.63              0.81              90
2002         12,143       1.59           0.38          1.59              0.38              63
2001         15,390       1.70          (0.04)         1.75             (0.09)            161
2000          3,618       1.68          (0.19)         1.74             (0.25)            124

CLASS B
2004         $1,834       2.36%         (0.21)%        2.36%            (0.21)%           117%
2003          1,944       2.34           0.10          2.34              0.10              90
2002          3,209       2.30          (0.33)         2.30             (0.33)             63
2001          5,317       2.41          (0.75)         2.46             (0.80)            161
2000            623       2.39          (0.90)         2.45             (0.96)            124

CLASS C
2004         $1,209       2.36%         (0.21)%        2.36%            (0.21)%           117%
2003            413       2.34           0.10          2.34              0.10              90
2002            565       2.30          (0.33)         2.30             (0.33)             63
2001            364       2.41          (0.75)         2.46             (0.80)            161
2000(2)         165       2.39          (0.90)         2.45             (0.96)            124
------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
------------------------------------------------------------------------------------------------
CLASS A
2004         $8,648       1.19%          0.56%         1.19%             0.56%            124%
2003          4,703       1.21           0.83          1.21              0.83              68
2002          3,313       1.22           0.22          1.22              0.22             112
2001          3,987       1.24          (0.17)         1.29             (0.22)             34
2000          4,146       1.25          (0.22)         1.31             (0.28)             37

CLASS B
2004         $3,527       1.89%         (0.14)%        1.89%            (0.14)%           124%
2003          1,699       1.92           0.12          1.92              0.12              68
2002          2,013       1.93          (0.49)         1.93             (0.49)            112
2001          2,052       1.94          (0.87)         1.94             (0.87)             34
2000          1,840       1.96          (0.93)         1.96             (0.93)             37

CLASS C
2004           $676       1.89%         (0.14)%        1.89%            (0.14)%           124%
2003            516       1.92           0.12          1.92              0.12              68
2002            499       1.93          (0.49)         1.93             (0.49)            112
2001             50       1.94          (0.87)         1.94             (0.87)             34
2000(3)           2       1.96          (0.93)         1.96             (0.93)             37
------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
------------------------------------------------------------------------------------------------
CLASS A
2004       $142,015       1.18%         (0.16)%        1.18%            (0.16)%           144%
2003        136,358       1.17           0.10          1.17              0.10              65
2002        103,258       1.17          (0.20)         1.17             (0.20)             52
2001        139,717       1.18          (0.28)         1.23             (0.33)             18
2000        180,000       1.15          (0.24)         1.21             (0.30)             25

CLASS B
2004         $9,673       1.88%         (0.86)%        1.88%            (0.86)%           144%
2003          3,363       1.88          (0.61)         1.88             (0.61)             65
2002          2,972       1.88          (0.91)         1.88             (0.91)             52
2001          3,770       1.88          (0.98)         1.88             (0.98)             18
2000          3,713       1.86          (0.95)         1.86             (0.95)             25

CLASS C
2004         $1,146       1.88%         (0.86)%        1.88%            (0.86)%           144%
2003            576       1.88          (0.61)         1.88             (0.61)             65
2002            654       1.88          (0.91)         1.88             (0.91)             52
2001            436       1.88          (0.98)         1.88             (0.98)             18
2000(4)         263       1.86          (0.95)         1.86             (0.95)             25

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) INTERNATIONAL EQUITY FUND CLASS C COMMENCED OPERATIONS ON JANUARY 5, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(3) LARGE CAP CORE EQUITY FUND CLASS C COMMENCED OPERATIONS ON JANUARY 20, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(4) LARGE CAP GROWTH FUND CLASS C COMMENCED OPERATIONS ON JANUARY 27, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004        $14.03       $0.18(1)          $2.37         $(0.19)       $(0.00)        $16.39      18.24%
2003         15.80        0.19(1)          (1.75)         (0.18)        (0.03)         14.03      (9.78)
2002         17.36        0.15(1)          (0.88)         (0.15)        (0.68)         15.80      (4.10)
2001         16.00        0.21              1.71          (0.24)        (0.32)         17.36      12.42
2000         18.79        0.30             (1.87)         (0.31)        (0.91)         16.00      (8.30)

CLASS B
2004        $13.97       $0.06(1)          $2.38         $(0.11)       $(0.00)        $16.30      17.47%
2003         15.73        0.09(1)          (1.74)         (0.08)        (0.03)         13.97     (10.45)
2002         17.29        0.03(1)          (0.88)         (0.03)        (0.68)         15.73      (4.81)
2001         15.93        0.09              1.72          (0.13)        (0.32)         17.29      11.69
2000         18.69        0.19             (1.84)         (0.20)        (0.91)         15.93      (8.77)

CLASS C
2004        $13.94       $0.02(1)          $2.40         $(0.12)       $(0.00)        $16.24      17.36%
2003         15.70        0.10(1)          (1.74)         (0.09)        (0.03)         13.94     (10.42)
2002         17.27        0.04(1)          (0.88)         (0.05)        (0.68)         15.70      (4.77)
2001         15.93        0.09              1.72          (0.15)        (0.32)         17.27      11.67
2000(2)      15.27        0.08              0.63          (0.05)        (0.00)         15.93       4.65
--------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004         $5.48      $(0.06)(1)         $0.90         $(0.00)       $(0.00)         $6.32      15.33%
2003          6.26       (0.06)(1)         (0.72)         (0.00)        (0.00)          5.48     (12.46)
2002          7.80       (0.08)(1)         (1.46)         (0.00)        (0.00)          6.26     (19.74)
2001         15.53       (0.10)(1)         (3.09)         (0.00)        (4.54)          7.80     (24.23)
2000         14.10       (0.15)(1)          6.23          (0.00)        (4.65)         15.53      51.48

CLASS B
2004         $4.53      $(0.08)(1)         $0.74         $(0.00)       $(0.00)         $5.19      14.57%
2003          5.21       (0.08)(1)         (0.60)         (0.00)        (0.00)          4.53     (13.05)
2002          6.55       (0.11)(1)         (1.23)         (0.00)        (0.00)          5.21     (20.46)
2001         13.95       (0.16)(1)         (2.70)         (0.00)        (4.54)          6.55     (24.69)
2000         13.14       (0.24)(1)          5.70          (0.00)        (4.65)         13.95      50.40

CLASS C
2004         $4.59      $(0.08)(1)         $0.76         $(0.00)       $(0.00)         $5.27      14.82%
2003          5.29       (0.08)(1)         (0.62)         (0.00)        (0.00)          4.59     (13.23)
2002          6.64       (0.11)(1)         (1.24)         (0.00)        (0.00)          5.29     (20.33)
2001(3)      15.11       (0.12)(1)         (3.81)         (0.00)        (4.54)          6.64     (29.86)
--------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004        $10.05      $(0.00)(1)         $2.68         $(0.06)       $(0.23)        $12.44      26.85%
2003(4)      10.00        0.06(1)           0.01          (0.02)        (0.00)         10.05       0.71

CLASS B
2004(4)     $10.14      $(0.08)(1)         $2.56         $(0.02)       $(0.23)        $12.37      24.64%

CLASS C
2004(4)     $10.14      $(0.08)(1)         $2.60         $(0.01)       $(0.23)        $12.42      24.96%

                                                       RATIO         RATIO OF NET
                                     RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF      INVESTMENT    TO AVERAGE     (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE     TO AVERAGE    (BEFORE FEE       (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE
------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------
CLASS A
2004        $41,023       1.19%         1.13%           1.19%             1.13%           47%
2003         34,207       1.18          1.37            1.18              1.37            34
2002         39,511       1.17          0.90            1.17              0.90            39
2001         43,511       1.22          1.29            1.27              1.24            67
2000          9,070       1.17          1.82            1.23              1.76            40

CLASS B
2004        $10,499       1.89%         0.43%           1.89%             0.43%           47%
2003          7,022       1.89          0.66            1.89              0.66            34
2002          9,521       1.88          0.19            1.88              0.19            39
2001         12,458       1.92          0.59            1.92              0.59            67
2000          1,357       1.88          1.11            1.88              1.11            40

CLASS C
2004           $697       1.89%         0.43%           1.89%             0.43%           47%
2003            305       1.89          0.66            1.89              0.66            34
2002            341       1.88          0.19            1.88              0.19            39
2001            187       1.93          0.59            1.93              0.59            67
2000(2)         105       1.88          1.11            1.88              1.11            40
------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------
CLASS A
2004        $19,092       1.38%        (0.94)%          1.51%            (1.07)%         228%
2003         16,476       1.55         (1.17)           1.55             (1.17)           66
2002         19,943       1.52         (1.17)           1.52             (1.17)           68
2001         28,107       1.50         (0.88)           1.55             (0.93)          191
2000         46,183       1.54         (1.00)           1.54             (1.00)          110

CLASS B
2004         $3,429       2.08%        (1.64)%          2.21%            (1.77)%         228%
2003          4,157       2.26         (1.88)           2.26             (1.88)           66
2002          6,899       2.23         (1.88)           2.23             (1.88)           68
2001         11,339       2.21         (1.59)           2.21             (1.59)          191
2000         18,584       2.29         (1.75)           2.29             (1.75)          110

CLASS C
2004           $366       2.08%        (1.64)%          2.21%            (1.77)%         228%
2003            220       2.26         (1.88)           2.26             (1.88)           66
2002            240       2.23         (1.88)           2.23             (1.88)           68
2001(3)         142       2.21         (1.59)           2.21             (1.59)          191
------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
------------------------------------------------------------------------------------------------
CLASS A
2004         $5,313       1.32%         0.11%           1.45%            (0.02)%          87%
2003(4)       1,299       1.18          0.64            1.49              0.33            76

CLASS B
2004(4)      $3,472       2.05%        (0.62)%          2.18%            (0.75)%          87%

CLASS C
2004(4)        $858       2.05%        (0.62)%          2.18%            (0.75)%          87%

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) LARGE CAP VALUE FUND CLASS C COMMENCED OPERATIONS JANUARY 27, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(3) MID CAP GROWTH FUND CLASS C COMMENCED OPERATIONS ON JUNE 15, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(4) MID CAP VALUE FUND CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON JULY 1, 2002, JUNE 2, 2003 AND JUNE 2, 2003, RESPECTIVELY. ALL RATIOS FOR THE PERIODS HAVE BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END     TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR     RETURN+
---------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
---------------------------------------------------------------------------------------------------------
CLASS A
2004         $8.29       $0.10(1)          $1.34         $(0.09)       $(0.00)         $9.64      17.47%
2003          9.18        0.09(1)          (0.89)         (0.09)        (0.00)          8.29      (8.57)
2002         10.82        0.08(1)          (1.64)         (0.08)        (0.00)          9.18     (14.44)
2001         12.22        0.08             (1.40)         (0.08)        (0.00)         10.82     (10.82)
2000         11.29        0.09              1.01          (0.11)        (0.06)         12.22       9.70

CLASS B
2004         $8.24       $0.03(1)          $1.33         $(0.03)       $(0.00)         $9.57      16.57%
2003          9.14        0.04(1)          (0.90)         (0.04)        (0.00)          8.24      (9.40)
2002         10.79        0.01(1)          (1.64)         (0.02)        (0.00)          9.14     (15.16)
2001         12.20        0.01             (1.41)         (0.01)        (0.00)         10.79     (11.47)
2000(2)      12.04        0.01              0.17          (0.02)        (0.00)         12.20       1.46

CLASS C
2004         $8.25       $0.03(1)          $1.35         $(0.04)       $(0.00)         $9.59      16.70%
2003          9.15        0.03(1)          (0.89)         (0.04)        (0.00)          8.25      (9.41)
2002         10.79        0.01(1)          (1.64)         (0.01)        (0.00)          9.15     (15.08)
2001         12.20        0.00             (1.40)         (0.01)        (0.00)         10.79     (11.51)
2000(2)      12.61        0.01             (0.41)         (0.01)        (0.00)         12.20      (3.17)
---------------------------------------------------------------------------------------------------------
SMALL CAP CORE FUND
---------------------------------------------------------------------------------------------------------
CLASS A
2004(3)     $10.00      $(0.01)(1)        $(0.49)        $(0.00)       $(0.00)         $9.50      (5.00)%

CLASS B
2004(3)     $10.00      $(0.02)(1)        $(0.49)        $(0.00)       $(0.00)         $9.49      (5.10)%

CLASS C
2004(3)     $10.00      $(0.02)(1)        $(0.48)        $(0.00)       $(0.00)         $9.50      (5.00)%
---------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
---------------------------------------------------------------------------------------------------------
CLASS A
2004         $7.59      $(0.11)(1)         $1.46         $(0.00)       $(0.00)         $8.94      17.79%
2003          9.07       (0.08)(1)         (1.40)         (0.00)        (0.00)          7.59     (16.32)
2002         11.44       (0.12)(1)         (2.25)         (0.00)        (0.00)          9.07     (20.72)
2001         14.81       (0.09)(1)         (1.92)         (0.00)        (1.36)         11.44     (14.97)
2000         10.11       (0.07)(1)          4.77          (0.00)        (0.00)         14.81      46.49

CLASS B
2004         $7.30      $(0.17)(1)         $1.41         $(0.00)       $(0.00)         $8.54      16.99%
2003          8.79       (0.12)(1)         (1.37)         (0.00)        (0.00)          7.30     (16.95)
2002         11.16       (0.18)(1)         (2.19)         (0.00)        (0.00)          8.79     (21.24)
2001         14.58       (0.18)(1)         (1.88)         (0.00)        (1.36)         11.16     (15.59)
2000         10.01       (0.17)(1)          4.74          (0.00)        (0.00)         14.58      45.65

CLASS C
2004         $7.32      $(0.17)(1)         $1.41         $(0.00)       $(0.00)         $8.56      16.94%
2003          8.81       (0.12)(1)         (1.37)         (0.00)        (0.00)          7.32     (16.91)
2002         11.19       (0.18)(1)         (2.20)         (0.00)        (0.00)          8.81     (21.27)
2001         14.57       (0.18)(1)         (1.84)         (0.00)        (1.36)         11.19     (15.32)
2000(4)      16.20       (0.07)(1)         (1.56)         (0.00)        (0.00)         14.57     (10.06)

                                                       RATIO         RATIO OF NET
                                     RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF      INVESTMENT     TO AVERAGE    (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE     TO AVERAGE    (BEFORE FEE       (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE
------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
------------------------------------------------------------------------------------------------
CLASS A
2004        $16,111       0.59%         1.07%          0.74%             0.92%              1%
2003         12,571       0.60          1.18           0.75              1.03               7
2002          7,889       0.58          0.84           0.73              0.69               4
2001          7,777       0.61          0.69           0.86              0.44              15
2000          8,253       0.59          0.77           0.84              0.52              48

CLASS B
2004         $3,120       1.34%         0.32%          1.49%             0.17%              1%
2003          1,914       1.35          0.43           1.50              0.28               7
2002          1,470       1.33          0.09           1.48             (0.06)              4
2001          1,080       1.36         (0.06)          1.51             (0.21)             15
2000(2)         524       1.34          0.02           1.49             (0.13)             48

CLASS C
2004         $1,698       1.34%         0.32%          1.49%             0.17%              1%
2003            881       1.35          0.43           1.50              0.28               7
2002            885       1.33          0.09           1.48             (0.06)              4
2001            649       1.36         (0.06)          1.51             (0.21)             15
2000(2)         277       1.34          0.02           1.49             (0.13)             48
------------------------------------------------------------------------------------------------
SMALL CAP CORE FUND
------------------------------------------------------------------------------------------------
CLASS A
2004(3)        $241       1.56%        (0.92)%         1.56%            (0.92)%             4%

CLASS B
2004(3)         $24       2.26%        (1.62)%         2.26%            (1.62)%             4%

CLASS C
2004(3)        $300       2.26%        (1.62)%         2.26%            (1.62)%             4%
------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------
CLASS A
2004        $22,493       1.48%        (1.27)%         1.48%            (1.27)%           340%
2003         18,814       1.54         (1.17)          1.54             (1.17)            119
2002         21,941       1.49         (1.13)          1.49             (1.13)            122
2001         31,327       1.52         (0.69)          1.57             (0.74)            174
2000          2,710       1.48         (0.53)          1.54             (0.59)            155

CLASS B
2004         $5,186       2.18%        (1.97)%         2.18%            (1.97)%           340%
2003          5,141       2.25         (1.88)          2.25             (1.88)            119
2002          8,055       2.20         (1.84)          2.20             (1.84)            122
2001         13,010       2.22         (1.39)          2.27             (1.44)            174
2000            372       2.19         (1.24)          2.25             (1.30)            155

CLASS C
2004           $719       2.18%        (1.97)%         2.18%            (1.97)%           340%
2003            390       2.25         (1.88)          2.25             (1.88)            119
2002            476       2.20         (1.84)          2.20             (1.84)            122
2001            374       2.22         (1.39)          2.27             (1.44)            174
2000(4)          77       2.19         (1.24)          2.25             (1.30)            155

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2)  S&P 500 INDEX FUND CLASS B AND CLASS C COMMENCED OPERATIONS ON JANUARY
     4, 2000 AND JANUARY 17, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

(3) SMALL CAP CORE FUND CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON APRIL 2, 2004. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(4) SMALL CAP GROWTH FUND CLASS C COMMENCED OPERATIONS ON JANUARY 20, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004        $17.04      $(0.04)(1)         $4.96       $(0.02)         $(0.52)        $21.42      28.96%
2003         20.03        0.03(1)          (2.11)       (0.07)(2)       (0.84)         17.04      (9.88)
2002         18.57        0.04(1)           3.29        (0.11)          (1.76)         20.03      19.31
2001         14.77        0.19              4.23        (0.21)          (0.41)         18.57      30.55
2000         13.31        0.27              1.38        (0.19)          (0.00)         14.77      12.59

CLASS B
2004        $16.67      $(0.18)(1)         $4.85       $(0.00)         $(0.52)        $20.82      28.10%
2003         19.68       (0.08)(1)         (2.09)       (0.00)          (0.84)         16.67     (10.56)
2002         18.34       (0.09)(1)          3.24        (0.05)          (1.76)         19.68      18.48
2001         14.62        0.09              4.16        (0.12)          (0.41)         18.34      29.62
2000         13.19        0.14              1.41        (0.12)          (0.00)         14.62      11.87

CLASS C
2004        $16.65      $(0.18)(1)         $4.84       $(0.00)         $(0.52)        $20.79      28.15%
2003         19.65       (0.08)(1)         (2.08)       (0.00)          (0.84)         16.65     (10.52)
2002         18.34       (0.12)(1)          3.27        (0.08)          (1.76)         19.65      18.46
2001         14.62        0.11              4.14        (0.12)          (0.41)         18.34      29.62
2000(3)      13.07        0.01              1.54        (0.00)          (0.00)         14.62      11.86



--------------------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004         $8.21       $0.03(1)          $1.00       $(0.03)         $(0.00)        $ 9.21      12.54%
2003          9.07        0.00(1)          (0.80)       (0.06)(4)       (0.00)          8.21      (8.73)
2002          9.95        0.08(1)          (0.83)       (0.13)(5)       (0.00)          9.07      (7.54)
2001(6)      10.00        0.02             (0.06)       (0.01)          (0.00)          9.95      (0.38)


CLASS B
2004         $8.13      $(0.02)(1)         $0.99       $(0.02)         $(0.00)        $ 9.08      11.93%
2003          9.03       (0.05)(1)         (0.80)       (0.05)(4)       (0.00)          8.13      (9.32)
2002          9.95        0.03(1)          (0.83)       (0.12)(5)       (0.00)          9.03      (8.12)
2001(6)       9.98        0.00             (0.03)       (0.00)          (0.00)          9.95      (0.30)

CLASS C
2004         $8.14      $(0.00)(1)         $0.98       $(0.02)         $(0.00)        $ 9.10      12.01%
2003          9.04       (0.05)(1)         (0.80)       (0.05)(4)       (0.00)          8.14      (9.34)
2002(6)       9.89        0.03(1)          (0.77)       (0.11)(5)       (0.00)          9.04      (8.37)

                                                       RATIO         RATIO OF NET
                                     RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF      INVESTMENT     TO AVERAGE    (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE     TO AVERAGE    (BEFORE FEE       (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS     NET ASSETS      WAIVERS)          WAIVERS)          RATE
------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------
CLASS A
2004       $202,755       1.43%        (0.19)%         1.43%            (0.19)%           116%
2003        147,501       1.45          0.23           1.45              0.23             127
2002         43,052       1.41          0.29           1.41              0.29             106
2001         12,315       1.45          1.10           1.50              1.05             128
2000          9,727       1.46          1.72           1.52              1.66             120

CLASS B
2004        $15,844       2.13%        (0.90)%         2.13%            (0.90)%           116%
2003         10,944       2.16         (0.48)          2.16             (0.48)            127
2002          7,465       2.12         (0.42)          2.12             (0.42)            106
2001          1,483       2.15          0.40           2.15              0.35             128
2000            742       2.17          1.01           2.17              0.95             120

CLASS C
2004        $20,622       2.13%        (0.90)%         2.13%            (0.90)%           116%
2003         11,799       2.16         (0.48)          2.16             (0.48)            127
2002          5,100       2.12         (0.42)          2.12             (0.42)            106
2001            361       2.15          0.40           2.15              0.35             128
2000(3)          68       2.17          1.01           2.17              0.95             120



------------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
------------------------------------------------------------------------------------------------
CLASS A
2004         $3,519       0.55%         0.36%          0.80%             0.11%             42%
2003          2,744       1.13         (0.02)          1.38             (0.27)             78
2002          2,744       1.37          0.90           1.62              0.65              40
2001(6)       2,500       0.63          0.85           1.01              0.47               5


CLASS B
2004         $1,431       1.15%        (0.24)%         1.40%            (0.49)%            42%
2003            610       1.74         (0.63)          1.99             (0.88)             78
2002            137       1.98          0.29           2.23              0.04              40
2001(6)           7       1.23          0.25           1.56             (0.08)              5

CLASS C
2004         $1,021       1.15%        (0.24)%         1.40%            (0.49)%            42%
2003            241       1.74         (0.63)          1.99             (0.88)             78
2002(6)         223       1.98          0.29           2.23              0.04              40


+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) INCLUDES A TAX RETURN OF CAPITAL OF $(0.01) FOR CLASS A FOR SMALL CAP VALUE FUND.

(3) SMALL CAP VALUE FUND CLASS C COMMENCED OPERATIONS ON JANUARY 27, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(4) INCLUDES A TAX RETURN OF CAPITAL OF $(0.06), $(0.05) AND $(0.05) FOR CLASS A, CLASS B AND CLASS C, RESPECTIVELY, FOR THE AGGRESSIVE ALLOCATION FUND.

(5) INCLUDES A TAX RETURN OF CAPITAL OF $(0.04), $(0.04) AND $(0.04) FOR CLASS A, CLASS B AND CLASS C, RESPECTIVELY, FOR THE AGGRESSIVE ALLOCATION FUND.

(6) THE AGGRESSIVE ALLOCATION FUND CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON MARCH 6, 2001, MAY 8, 2001 AND JUNE 28, 2001, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED




          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING    INVESTMENT       GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004         $8.45        $0.08(1)        $ 0.90         $(0.07)        $(0.00)       $ 9.36      11.67%
2003          9.02         0.11(1)         (0.55)         (0.13)         (0.00)         8.45      (4.80)
2002(2)       9.72         0.17(1)         (0.69)         (0.18)         (0.00)         9.02      (5.41)
2001         11.68         0.29            (0.46)         (0.24)         (1.55)         9.72      (1.92)
2000         10.31         0.23             1.35          (0.21)         (0.00)        11.68      15.48


CLASS B
2004         $8.46        $0.02(1)         $0.89         $(0.01)        $(0.00)        $9.36      10.80%
2003          9.03         0.05(1)         (0.55)         (0.07)         (0.00)         8.46      (5.48)
2002(2)       9.73         0.11(1)         (0.70)         (0.11)         (0.00)         9.03      (6.06)
2001         11.70         0.21            (0.46)         (0.17)         (1.55)         9.73      (2.67)
2000         10.33         0.15             1.36          (0.14)         (0.00)        11.70      14.79

CLASS C
2004         $8.43        $0.03(1)         $0.88         $(0.01)        $(0.00)        $9.33      10.83%
2003          9.00         0.05(1)         (0.55)         (0.07)         (0.00)         8.43      (5.49)
2002(2)       9.72         0.11(1)         (0.71)         (0.12)         (0.00)         9.00      (6.16)
2001         11.70         0.21            (0.46)         (0.18)         (1.55)         9.72      (2.70)
2000(3)      11.88         0.02            (0.20)         (0.00)         (0.00)        11.70      (1.52)
--------------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004         $9.57        $0.15(1)         $0.41         $(0.13)        $(0.00)       $10.00       5.92%
2003          9.66         0.14(1)         (0.06)         (0.17)(4)      (0.00)         9.57       0.90
2002         10.04         0.24(1)         (0.36)         (0.26)         (0.00)         9.66      (1.21)
2001(5)      10.00         0.07             0.02          (0.05)         (0.00)        10.04       0.90

CLASS B
2004         $9.55        $0.09(1)         $0.42         $(0.09)        $(0.00)        $9.97       5.36%
2003          9.65         0.06(1)         (0.04)         (0.12)(4)      (0.00)         9.55       0.27
2002(5)       9.97         0.08(1)         (0.22)         (0.18)         (0.00)         9.65      (1.46)

CLASS C
2004         $9.56        $0.09(1)         $0.42         $(0.09)        $(0.00)        $9.98       5.32%
2003          9.65         0.09(1)         (0.06)         (0.12)(4)      (0.00)         9.56       0.34
2002         10.04         0.10(1)         (0.28)         (0.21)         (0.00)         9.65      (1.79)
2001(5)      10.14         0.00            (0.10)         (0.00)         (0.00)        10.04      (0.99)

                                                       RATIO         RATIO OF NET
                                     RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
          YEAR (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE
-------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
-------------------------------------------------------------------------------------------------
CLASS A
2004        $16,900       1.23%         0.90%           1.23%            0.90%            230%
2003         16,515       1.34          1.38            1.34             1.38             171
2002(2)      16,664       1.25          1.88            1.25             1.88             106
2001         13,592       1.28          2.06            1.33             2.01             161
2000          3,965       1.26          1.95            1.32             1.89             182

CLASS B
2004         $6,985       1.93%         0.20%           1.93%            0.20%            230%
2003          5,879       2.05          0.67            2.05             0.67             171
2002(2)       5,721       1.96          1.17            1.96             1.17             106
2001          5,551       1.98          1.69            1.98             1.69             161
2000            691       1.97          1.24            1.97             1.24             182

CLASS C
2004         $1,754       1.93%         0.20%           1.93%            0.20%            230%
2003            680       2.05          0.67            2.05             0.67             171
2002(2)         747       1.96          1.17            1.96             1.17             106
2001             22       1.98          1.69            1.98             1.69             161
2000(3)           3       1.97          1.24            1.97             1.24             182
-------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND
-------------------------------------------------------------------------------------------------
CLASS A
2004         $3,457       0.53%         1.46%           0.78%            1.21%             27%
2003          3,048       0.95          1.58            1.20             1.33              38
2002          2,689       1.27          2.43            1.52             2.18              27
2001(5)       2,522       0.62          2.95            1.00             2.57               5

CLASS B
2004         $1,171       1.13%         0.86%           1.38%            0.61%             27%
2003            613       1.56          0.97            1.81             0.72              38
2002(5)         163       1.88          1.82            2.13             1.57              27

CLASS C
2004         $1,395       1.13%         0.86%           1.38%            0.61%             27%
2003            753       1.56          0.97            1.81             0.72              38
2002            702       1.88          1.82            2.13             1.57              27
2001(5)          55       1.22          2.35            1.60             1.97               5

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) AS REQUIRED, EFFECTIVE JUNE 1, 2001, BALANCED ALLOCATION FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.02%. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(3) THE BALANCED ALLOCATION FUND CLASS C COMMENCED OPERATIONS ON APRIL 20, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(4) INCLUDES A TAX RETURN OF CAPITAL OF $(0.03), $(0.02) AND $(0.02) FOR CLASS A, CLASS B AND CLASS C, RESPECTIVELY, FOR THE CONSERVATIVE ALLOCATION FUND.

(5) THE CONSERVATIVE ALLOCATION FUND CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON MARCH 6, 2001, JULY 13, 2001 AND MAY 23, 2001, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
BOND FUND++
--------------------------------------------------------------------------------------------------------
CLASS A
2004        $10.47       $0.37(1)         $(0.47)        $(0.37)       $(0.00)        $10.00     (0.96)%
2003          9.88        0.46(1)           0.56          (0.43)        (0.00)         10.47     10.57
2002(2)       9.73        0.54(1)           0.14          (0.53)        (0.00)          9.88      7.13
2001          9.40        0.59              0.34          (0.60)        (0.00)          9.73     10.26
2000          9.95        0.57             (0.55)         (0.57)        (0.00)          9.40      0.05

CLASS B
2004        $10.45       $0.30(1)         $(0.46)        $(0.30)       $(0.00)         $9.99     (1.56)%
2003          9.87        0.38(1)           0.56          (0.36)        (0.00)         10.45      9.70
2002(2)       9.72        0.47(1)           0.14          (0.46)        (0.00)          9.87      6.39
2001          9.38        0.54              0.33          (0.53)        (0.00)          9.72      9.46
2000          9.93        0.50             (0.56)         (0.49)        (0.00)          9.38     (0.58)

CLASS C
2004        $10.44       $0.30(1)         $(0.46)        $(0.30)       $(0.00)         $9.98     (1.56)%
2003          9.86        0.38(1)           0.56          (0.36)        (0.00)         10.44      9.70
2002(2)       9.71        0.45(1)           0.16          (0.46)        (0.00)          9.86      6.39
2001(3)       9.48        0.52              0.23          (0.52)        (0.00)          9.71      8.06
--------------------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004         $9.57       $0.35(1)         $(0.31)        $(0.38)       $(0.00)         $9.23      0.38%
2003          9.45        0.37(1)           0.18          (0.43)        (0.00)          9.57      5.89
2002(4)       9.22        0.47(1)           0.22          (0.46)        (0.00)          9.45      7.67
2001          8.77        0.55              0.45          (0.55)        (0.00)          9.22     11.66
2000          9.13        0.54             (0.37)         (0.53)        (0.00)          8.77      1.96

CLASS B
2004         $9.55       $0.28(1)         $(0.32)        $(0.31)       $(0.00)         $9.20     (0.32)%
2003          9.42        0.30(1)           0.19          (0.36)        (0.00)          9.55      5.14
2002(4)       9.19        0.41(1)           0.22          (0.40)        (0.00)          9.42      6.93
2001          8.74        0.49              0.44          (0.48)        (0.00)          9.19     10.90
2000          9.11        0.48             (0.38)         (0.47)        (0.00)          8.74      1.10

CLASS C
2004         $9.56       $0.28(1)         $(0.31)        $(0.31)       $(0.00)         $9.22     (0.21)%
2003          9.43        0.30(1)           0.19          (0.36)        (0.00)          9.56      5.15
2002(4)       9.20        0.41(1)           0.22          (0.40)        (0.00)          9.43      6.93
2001(5)       8.83        0.45              0.37          (0.45)        (0.00)          9.20      9.51

                                                       RATIO         RATIO OF NET
                                     RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF      INVESTMENT     TO AVERAGE    (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE     TO AVERAGE    (BEFORE FEE       (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE
------------------------------------------------------------------------------------------------
BOND FUND++
------------------------------------------------------------------------------------------------
CLASS A
2004        $11,193       0.99%          3.61%          0.99%             3.61%           338%
2003         14,985       0.96           4.48           0.96              4.48            213
2002(2)       9,530       0.96           5.45           0.96              5.45             98
2001          8,944       0.97           6.14           1.02              6.09             73
2000         10,237       1.12           5.89           1.14              5.87            155

CLASS B
2004         $1,491       1.69%          2.91%          1.69%             2.91%           338%
2003          2,095       1.67           3.77           1.67              3.77            213
2002(2)       2,133       1.67           4.74           1.67              4.74             98
2001          2,317       1.67           5.44           1.67              5.44             73
2000          2,373       1.87           5.14           1.89              5.12            155

CLASS C
2004           $327       1.69%          2.91%          1.69%             2.91%           338%
2003            403       1.67           3.77           1.67              3.77            213
2002(2)         150       1.67           4.74           1.67              4.74             98
2001(3)          62       1.67           5.44           1.67              5.44             73
------------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
------------------------------------------------------------------------------------------------
CLASS A
2004        $17,184       0.94%          3.84%          1.03%             3.75%           380%
2003         18,067       1.02           3.84           1.02              3.84            364
2002(4)      13,387       1.01           5.04           1.01              5.04            219
2001         13,863       1.03           6.03           1.08              5.98             78
2000         20,790       1.08           6.03           1.19              5.92             74

CLASS B
2004         $6,729       1.64%          3.14%          1.73%             3.05%           380%
2003          7,330       1.73           3.13           1.73              3.13            364
2002(4)       6,801       1.72           4.33           1.72              4.33            219
2001          7,160       1.74           5.32           1.74              5.32             78
2000          9,192       1.83           5.28           1.94              5.17             74

CLASS C
2004         $2,344       1.64%          3.14%          1.73%             3.05%           380%
2003          1,246       1.73           3.13           1.73              3.13            364
2002(4)         752       1.72           4.33           1.72              4.33            219
2001(5)         113       1.74           5.32           1.74              5.32             78

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

++ EFFECTIVE JUNE 9, 2000, THE PARKSTONE BOND FUND WAS MERGED INTO THE ARMADA BOND FUND. THE FINANCIAL HIGHLIGHTS FOR THE PERIODS PRIOR TO JUNE 9, 2000 REFLECT THE PERFORMANCE HISTORY OF THE PARKSTONE BOND FUND. THE NET ASSET VALUES AT THE BEGINNING OF EACH PERIOD AND THE CHANGES IN NET ASSET VALUES, INCLUDING THE NET ASSET VALUES AT THE END OF EACH PERIOD LISTED HAVE BEEN RESTATED TO REFLECT THE CONVERSION RATE OF .9725738 FOR CLASS A AND .9756871 FOR CLASS B ON THE DATE OF THE REORGANIZATION.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) AS REQUIRED, EFFECTIVE JUNE 1, 2001, BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THIS RESULTED IN A $0.01 INCREASE IN NET INVESTMENT INCOME PER SHARE AND A $0.01 DECREASE IN REALIZED AND UNREALIZED GAINS (LOSSES) PER SHARE FOR THE YEAR ENDED MAY 31, 2002. THE EFFECT OF THIS CHANGE ALSO RESULTED IN AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.06% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(3) THE BOND FUND CLASS C COMMENCED OPERATIONS ON JUNE 12, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(4) AS REQUIRED, EFFECTIVE JUNE 1, 2001, GOVERNMENT MORTGAGE FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THIS RESULTED IN A $0.02 DECREASE IN NET INVESTMENT INCOME PER SHARE AND AN INCREASE OF $0.02 IN REALIZED AND UNREALIZED GAINS (LOSSES) PER SHARE FOR THE YEAR ENDED MAY 31, 2002. THE EFFECT OF THIS CHANGE ALSO RESULTED IN A DECREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.18% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(5) GOVERNMENT MORTGAGE FUND CLASS C COMMENCED OPERATIONS ON JUNE 21, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004        $11.11        $0.34(1)       $(0.41)         $(0.34)       $(0.00)        $10.70     (0.60)%
2003         10.42         0.41(1)         0.69           (0.41)        (0.00)         11.11     10.71
2002         10.26         0.52(1)         0.16           (0.52)        (0.00)         10.42      6.78
2001          9.92         0.62            0.34           (0.62)        (0.00)         10.26      9.88
2000         10.41         0.61           (0.48)          (0.61)        (0.01)          9.92      1.25

CLASS B
2004        $11.11        $0.27(1)       $(0.40)         $(0.27)       $(0.00)        $10.71     (1.19)%
2003         10.42         0.33(1)         0.69           (0.33)        (0.00)         11.11      9.94
2002         10.26         0.45(1)         0.16           (0.45)        (0.00)         10.42      6.03
2001          9.93         0.56            0.31           (0.54)        (0.00)         10.26      9.00
2000         10.41         0.54           (0.47)          (0.54)        (0.01)          9.93      0.64

CLASS C
2004        $11.13        $0.27(1)       $(0.40)         $(0.27)       $(0.00)        $10.73     (1.19)%
2003         10.44         0.33(1)         0.69           (0.33)        (0.00)         11.13      9.93
2002         10.28         0.44(1)         0.17           (0.45)        (0.00)         10.44      6.03
2001          9.93         0.55            0.35           (0.55)        (0.00)         10.28      9.22
2000(2)       9.91        (0.00)           0.02           (0.00)        (0.00)          9.93      0.22
--------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004        $10.20        $0.24(1)       $(0.21)         $(0.25)       $(0.00)        $ 9.98      0.30%
2003         10.00         0.30(1)         0.21           (0.31)        (0.00)         10.20      5.21
2002(3)       9.90         0.47(1)         0.10           (0.47)        (0.00)         10.00      5.87
2001          9.74         0.60            0.16           (0.60)        (0.00)          9.90      7.99
2000          9.99         0.56           (0.24)          (0.57)        (0.00)          9.74      3.47

CLASS B
2004        $10.20        $0.16(1)       $(0.20)         $(0.18)       $(0.00)         $9.98     (0.39)%
2003         10.00         0.23(1)         0.21           (0.24)        (0.00)         10.20      4.47
2002(3)       9.90         0.39(1)         0.11           (0.40)        (0.00)         10.00      5.07
2001          9.73         0.51            0.17           (0.51)        (0.00)          9.90      7.16
2000(4)       9.90         0.39           (0.17)          (0.39)        (0.00)          9.73      2.22

CLASS C
2004        $10.20       $ 0.16(1)       $(0.20)         $(0.18)       $(0.00)         $9.98     (0.40)%
2003         10.00         0.23(1)         0.21           (0.24)        (0.00)         10.20      4.47
2002(3)       9.89         0.36(1)         0.15           (0.40)        (0.00)         10.00      5.19
2001          9.73         0.51            0.16           (0.51)        (0.00)          9.89      7.06
2000(4)       9.85         0.18           (0.12)          (0.18)        (0.00)          9.73      0.56
--------------------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004        $11.01        $0.39(1)       $(0.55)         $(0.39)       $(0.24)        $10.22     (1.43)%
2003         10.24         0.45(1)         0.92           (0.50)        (0.10)         11.01     13.79
2002(5)      10.02         0.53(1)         0.22           (0.53)        (0.00)         10.24      7.60
2001          9.47         0.55            0.56           (0.56)        (0.00)         10.02     12.00
2000          9.98         0.57           (0.44)          (0.58)(6)     (0.06)          9.47      1.41

CLASS B
2004        $11.04        $0.32(1)       $(0.54)         $(0.32)       $(0.24)        $10.26     (2.01)%
2003         10.27         0.39(1)         0.91           (0.43)        (0.10)         11.04     12.97
2002(5)      10.05         0.46(1)         0.21           (0.45)        (0.00)         10.27      6.83
2001          9.50         0.48            0.56           (0.49)        (0.00)         10.05     11.18
2000(7)       9.73         0.39           (0.19)          (0.37)        (0.06)          9.50      2.17

CLASS C
2004        $11.03        $0.32(1)       $(0.55)         $(0.32)       $(0.24)        $10.24     (2.11)%
2003         10.25         0.38(1)         0.93           (0.43)        (0.10)         11.03     13.09
2002(5)      10.04         0.46(1)         0.20           (0.45)        (0.00)         10.25      6.73
2001(7)       9.73         0.32            0.31           (0.32)        (0.00)         10.04      6.54

                                                       RATIO          RATIO OF NET
                                     RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF      INVESTMENT     TO AVERAGE    (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS        NET ASSETS      PORTFOLIO
            END OF     TO AVERAGE     TO AVERAGE    (BEFORE FEE       (BEFORE FEE      TURNOVER
          YEAR (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE
------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
------------------------------------------------------------------------------------------------
CLASS A
2004        $13,662       0.84%          3.15%         0.99%             3.00%            164%
2003         11,250       0.83           3.76          0.98              3.61             129
2002          8,926       0.82           5.02          0.97              4.87             141
2001          8,172       0.84           6.09          1.04              5.89             133
2000          3,874       0.83           5.97          1.04              5.76             201

CLASS B
2004         $7,379       1.54%          2.45%         1.69%             2.30%            164%
2003          4,245       1.54           3.05          1.69              2.90             129
2002          1,445       1.53           4.31          1.68              4.16             141
2001          1,392       1.54           5.39          1.69              5.24             133
2000            733       1.54           5.26          1.69              5.11             201

CLASS C
2004           $525       1.54%          2.45%         1.69%             2.30%            164%
2003            654       1.54           3.05          1.69              2.90             129
2002            413       1.53           4.31          1.68              4.16             141
2001            180       1.54           5.39          1.69              5.24             133
2000(2)         191       1.54           5.26          1.69              5.11             201
------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
------------------------------------------------------------------------------------------------
CLASS A
2004         $7,809       0.79%          2.33%         0.89%             2.23%            136%
2003         11,369       0.79           2.92          0.89              2.82             117
2002(3)       7,039       0.73           4.69          0.83              4.59             110
2001          5,022       0.65           5.88          0.83              5.70              87
2000            873       0.64           5.74          0.84              5.54              90

CLASS B
2004         $1,477       1.49%          1.63%         1.59%             1.53%            136%
2003          1,721       1.50           2.21          1.60              2.11             117
2002(3)       1,329       1.49           3.93          1.59              3.83             110
2001            742       1.53           5.00          1.63              4.90              87
2000(4)         180       1.54           4.84          1.64              4.74              90

CLASS C
2004         $1,428       1.49%          1.63%         1.59%             1.53%            136%
2003          1,572       1.50           2.21          1.60              2.11             117
2002(3)         888       1.49           3.93          1.59              3.83             110
2001             64       1.53           5.00          1.63              4.90              87
2000(4)          18       1.54           4.84          1.64              4.74              90
------------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
------------------------------------------------------------------------------------------------
CLASS A
2004         $4,359       0.85%          3.67%         1.00%             3.52%            134%
2003          4,122       0.83           4.35          0.98              4.20             108
2002(5)       1,350       0.80           5.17          0.97              5.00              88
2001          1,183       0.76           5.70          1.04              5.42             182
2000          5,035       0.73           5.92          1.02              5.63             121

CLASS B
2004         $1,220       1.55%          2.97%         1.70%             2.82%            134%
2003            902       1.54           3.64          1.69              3.49             108
2002(5)         301       1.51           4.46          1.68              4.29              88
2001            147       1.49           4.97          1.69              4.77             182
2000(7)           1       1.47           5.18          1.67              4.98             121

CLASS C
2004           $362       1.55%          2.97%         1.70%             2.82%            134%
2003            340       1.54           3.64          1.69              3.49             108
2002(5)          38       1.51           4.46          1.68              4.29              88
2001(7)          20       1.49           4.97          1.69              4.77             182

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) INTERMEDIATE BOND FUND CLASS C COMMENCED OPERATIONS ON MAY 30, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(3) AS REQUIRED, EFFECTIVE JUNE 1, 2001, LIMITED MATURITY BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND A DECREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.01%. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(4) LIMITED MATURITY BOND FUND CLASS B AND CLASS C COMMENCED OPERATIONS ON AUGUST 11, 1999 AND JANUARY 27, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

(5) AS REQUIRED, EFFECTIVE JUNE 1, 2001, TOTAL RETURN ADVANTAGE FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND 0.00% ON THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(6) INCLUDES DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME OF $(0.01) FOR CLASS A OF THE TOTAL RETURN ADVANTAGE FUND.

(7) TOTAL RETURN ADVANTAGE FUND CLASS B AND CLASS C COMMENCED OPERATIONS ON SEPTEMBER 29, 1999 AND OCTOBER 3, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004        $10.08       $0.13(1)         $(0.07)        $(0.15)       $(0.00)         $9.99      0.58%
2003(2)      10.02        0.06(1)           0.06          (0.06)        (0.00)         10.08      1.23
--------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX EXEMPT BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004        $10.64       $0.37(1)         $(0.46)        $(0.38)       $(0.00)        $10.17     (0.83)%
2003         10.21        0.38(1)           0.43          (0.38)        (0.00)         10.64      8.07
2002(3)      10.05        0.41(1)           0.15          (0.40)        (0.00)         10.21      5.65
2001          9.54        0.42              0.51          (0.42)        (0.00)         10.05      9.94
2000          9.97        0.41             (0.42)         (0.41)        (0.01)          9.54     (0.02)

CLASS B
2004        $10.60       $0.29(1)         $(0.45)        $(0.31)       $(0.00)        $10.13     (1.54)%
2003         10.16        0.30(1)           0.44          (0.30)        (0.00)         10.60      7.43
2002(3)      10.00        0.33(1)           0.16          (0.33)        (0.00)         10.16      4.92
2001          9.50        0.35              0.50          (0.35)        (0.00)         10.00      9.09
2000          9.96        0.34             (0.45)         (0.34)        (0.01)          9.50     (1.05)

CLASS C
2004        $10.60       $0.30(1)         $(0.47)        $(0.31)       $(0.00)        $10.12     (1.64)%
2003         10.17        0.30(1)           0.43          (0.30)        (0.00)         10.60      7.33
2002(3)      10.01        0.33(1)           0.15          (0.32)        (0.00)         10.17      4.86
2001(4)       9.50        0.27              0.51          (0.27)        (0.00)         10.01      8.30
2000(5)       9.52        0.03             (0.02)         (0.03)        (0.00)          9.50      0.09
--------------------------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004        $11.44       $0.43(1)         $(0.51)        $(0.44)       $(0.00)        $10.92     (0.68)%
2003         11.02        0.45(1)           0.44          (0.45)        (0.02)         11.44      8.23
2002(6)      10.93        0.47(1)           0.10          (0.47)        (0.01)         11.02      5.33
2001         10.38        0.49              0.55          (0.49)        (0.00)         10.93     10.13
2000         10.91        0.45             (0.53)         (0.44)        (0.01)         10.38     (0.68)

CLASS B
2004        $11.46       $0.36(1)         $(0.51)        $(0.37)       $(0.00)        $10.94     (1.37)%
2003         11.03        0.37(1)           0.45          (0.37)        (0.02)         11.46      7.57
2002(6)      10.95        0.39(1)           0.09          (0.39)        (0.01)         11.03      4.44
2001         10.39        0.40              0.56          (0.40)        (0.00)         10.95      9.31
2000         10.92        0.37             (0.53)         (0.36)        (0.01)         10.39     (1.41)

CLASS C
2004        $11.46       $0.35(1)         $(0.51)        $(0.36)       $(0.00)        $10.94     (1.38)%
2003         11.03        0.37(1)           0.45          (0.37)        (0.02)         11.46      7.57
2002(6, 7)   11.05        0.32(1)          (0.02)         (0.31)        (0.01)         11.03      2.81

                                                       RATIO         RATIO OF NET
                                     RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF      INVESTMENT     TO AVERAGE    (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE     TO AVERAGE    (BEFORE FEE       (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE
------------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
------------------------------------------------------------------------------------------------
CLASS A
2004         $3,178       0.61%         1.29%           0.81%            1.09%            120%
2003(2)         109       0.52          1.55            0.84             1.17             239
------------------------------------------------------------------------------------------------
INTERMEDIATE TAX EXEMPT BOND FUND
------------------------------------------------------------------------------------------------
CLASS A
2004         $8,295       0.85%         3.53%           1.00%            3.38%              9%
2003          4,443       0.85          3.67            1.00             3.52              11
2002(3)       7,385       0.80          3.99            0.95             3.84              19
2001          6,644       0.70          4.29            0.90             4.09              27
2000          4,009       0.64          4.27            0.91             4.00              65

CLASS B
2004           $778       1.55%         2.83%           1.70%            2.68%              9%
2003            828       1.56          2.96            1.71             2.81              11
2002(3)         749       1.51          3.28            1.66             3.13              19
2001            500       1.40          3.59            1.55             3.44              27
2000            224       1.35          3.56            1.56             3.35              65

CLASS C
2004            $84       1.55%         2.83%           1.70%            2.68%              9%
2003             91       1.56          2.96            1.71             2.81              11
2002(3)          19       1.56          3.23            1.71             3.08              19
2001(4)          82       1.55          3.44            1.70             3.29              27
2000(5)          --       1.50          3.41            1.65             3.26              65
------------------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------
CLASS A
2004        $12,920       0.85%         3.86%           1.00%            3.71%              5%
2003         14,112       0.85          3.99            1.00             3.84               7
2002(6)      15,638       0.79          4.27            0.94             4.12               6
2001         13,816       0.70          4.52            0.90             4.32              16
2000         14,799       1.06          4.21            1.16             4.11              10

CLASS B
2004         $1,492       1.55%         3.16%           1.70%            3.01%              5%
2003          1,985       1.56          3.28            1.71             3.13               7
2002(6)       1,960       1.50          3.56            1.65             3.41               6
2001          1,937       1.55          3.67            1.70             3.52              16
2000          1,881       1.81          3.46            1.91             3.36              10

CLASS C
2004            $72       1.55%         3.16%           1.70%            3.01%              5%
2003            320       1.56          3.28            1.71             3.13               7
2002(6,7)       283       1.55          3.51            1.70             3.36               6

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) ULTRA SHORT BOND FUND (FORMERLY SHORT DURATION BOND FUND) CLASS A COMMENCED OPERATIONS ON JANUARY 6, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(3) AS REQUIRED, EFFECTIVE JUNE 1, 2001, INTERMEDIATE TAX EXEMPT BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THIS RESULTED IN A $0.01 INCREASE IN NET INVESTMENT INCOME PER SHARE AND A DECREASE OF $0.01 IN REALIZED AND UNREALIZED GAINS (LOSSES) PER SHARE FOR THE YEAR ENDED MAY 31, 2002. THE EFFECT OF THIS CHANGE ALSO RESULTED IN AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.07% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(4) INFORMATION PRESENTED FOR THE INTERMEDIATE TAX EXEMPT BOND FUND CLASS C REFLECTS THE IMPACT OF THE LOW LEVEL OF ASSETS AT THE BEGINNING OF THE PERIOD AND THROUGHOUT THE YEAR ENDED MAY 31, 2001. BECAUSE OF THE LOW ASSET LEVELS, THE INFORMATION PRESENTED IS NOT CONSIDERED MEANINGFUL RELATIVE TO THE OTHER SHARE CLASSES OF THE FUND.

(5) INTERMEDIATE TAX EXEMPT BOND FUND CLASS C COMMENCED OPERATIONS ON FEBRUARY 24, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(6) AS REQUIRED, EFFECTIVE JUNE 1, 2001, MICHIGAN MUNICIPAL BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA. THE EFFECT OF THIS CHANGE ALSO RESULTED IN AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.03% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(7) MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND CLASS C COMMENCED OPERATIONS ON AUGUST 6, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004        $11.66       $0.38(1)         $(0.49)        $(0.38)       $(0.00)        $11.17     (0.92)%
2003         11.17        0.41(1)           0.49          (0.41)        (0.00)         11.66      8.21
2002(2)      11.00        0.44(1)           0.18          (0.45)        (0.00)         11.17      5.70
2001         10.46        0.47              0.54          (0.47)        (0.00)         11.00      9.81
2000         11.00        0.47             (0.53)         (0.47)        (0.01)         10.46     (0.51)

CLASS B
2004        $11.63       $0.30(1)         $(0.49)        $(0.30)       $(0.00)        $11.14     (1.62)%
2003         11.14        0.33(1)           0.49          (0.33)        (0.00)         11.63      7.47
2002(2,3)    11.10        0.18(1)           0.04          (0.18)        (0.00)         11.14      1.99

CLASS C
2004        $11.64       $0.30(1)         $(0.49)        $(0.30)       $(0.00)        $11.15     (1.62)%
2003         11.15        0.33(1)           0.49          (0.33)        (0.00)         11.64      7.46
2002(2)      11.00        0.36(1)           0.15          (0.36)        (0.00)         11.15      4.72
2001(3)      10.61        0.36              0.38          (0.35)        (0.00)         11.00      7.08
--------------------------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004        $10.98       $0.34(1)         $(0.49)        $(0.35)       $(0.00)        $10.48     (1.42)%
2003         10.49        0.38(1)           0.49          (0.38)        (0.00)         10.98      8.48
2002(4)      10.38        0.44(1)           0.11          (0.44)        (0.00)         10.49      5.36
2001          9.91        0.46(1)           0.47          (0.46)        (0.00)         10.38      9.52
2000         10.40        0.44             (0.45)         (0.46)        (0.02)          9.91     (0.05)

CLASS C
2004        $10.97       $0.26(1)         $(0.48)        $(0.27)       $(0.00)        $10.48     (2.01)%
2003         10.48        0.31(1)           0.49          (0.31)        (0.00)         10.97      7.73
2002(4)      10.38        0.35(1)           0.11          (0.36)        (0.00)         10.48      4.46
2001(5)       9.91        0.04(1)           0.47          (0.04)        (0.00)         10.38      5.18
2000(6)       9.95        0.13             (0.14)         (0.03)        (0.00)          9.91     (0.06)

                                                       RATIO         RATIO OF NET
                                     RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF      INVESTMENT     TO AVERAGE    (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE     TO AVERAGE    (BEFORE FEE       (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE
------------------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
------------------------------------------------------------------------------------------------
CLASS A
2004         $9,618       0.85%          3.36%          1.00%             3.21%           13%
2003         14,859       0.85           3.60           1.00              3.45             6
2002(2)      11,639       0.80           4.00           0.95              3.85            19
2001          8,460       0.66           4.34           0.86              4.14            20
2000          5,173       0.62           4.42           0.90              4.14            31

CLASS B
2004           $881       1.55%          2.66%          1.70%             2.51%           13%
2003            706       1.56           2.89           1.71              2.74             6
2002(2,3)       161       1.51           3.29           1.66              3.14            19

CLASS C
2004         $1,074       1.55%          2.66%          1.70%             2.51%           13%
2003          1,091       1.56           2.89           1.71              2.74             6
2002(2)       1,025       1.56           3.24           1.71              3.09            19
2001(3)         281       1.51           3.49           1.66              3.34            20

------------------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------
CLASS A
2004         $1,299       0.88%          3.13%          1.03%             2.98%           14%
2003          1,118       0.90           3.59           1.05              3.44            12
2002(4)       1,015       0.84           4.20           0.99              4.05            13
2001            399       0.73           4.47           0.96              4.24            25
2000            216       0.63           4.45           0.94              4.14            38

CLASS C
2004           $887       1.58%          2.43%          1.73%             2.28%           14%
2003            907       1.61           2.88           1.76              2.73            12
2002(4)         463       1.60           3.44           1.75              3.29            13
2001(5)           4       1.24           3.72           1.42              3.54            25
2000(6)          --       1.53           3.55           1.68              3.40            38

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.


(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) AS REQUIRED, EFFECTIVE JUNE 1, 2001, OHIO INTERMEDIATE TAX EXEMPT BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA. THE EFFECT OF THIS CHANGE ALSO RESULTED IN A DECREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.02% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(3) OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS B AND CLASS C COMMENCED OPERATIONS ON DECEMBER 4, 2001 AND JUNE 23, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

(4) AS REQUIRED, EFFECTIVE JUNE 1, 2001, PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND 0.00% ON THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(5) INFORMATION PRESENTED FOR THE PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND CLASS C REFLECTS THE IMPACT OF THE LOW LEVEL OF ASSETS AT THE BEGINNING OF THE PERIOD AND THROUGHOUT THE YEAR ENDED MAY 31, 2001. BECAUSE OF THE LOW ASSET LEVELS, THE INFORMATION PRESENTED IS NOT CONSIDERED MEANINGFUL RELATIVE TO THE OTHER SHARE CLASSES OF THE FUND.

(6) PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND CLASS C COMMENCED OPERATIONS ON FEBRUARY 24, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

                               INVESTMENT ADVISER
                            National City Investment
                               Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114

                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                                                               BOARD OF TRUSTEES
================================================================================

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Commercial Metals Company
Strategic Distribution, Inc.

HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
   National City Corporation
Chairman and Chief Executive Officer,
   NatCity Investments, Inc.

JOHN G. BREEN
Retired Chairman and CEO,
   The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
   Executive Officer, Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of
   Finance and Dean Emeritus,
   Gatton College of Business and
   Economics, University of Kentucky

GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation

KATHLEEN A. OBERT
Chairman and Chief Executive Officer,
   Edward Howard & Co.

J. WILLIAM PULLEN
President and Chief Executive Officer,
   Whayne Supply Company

 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

                                                                 [LOGO]
                                                                 ARMADA(R)
                                                                     FUNDS

                                                             WWW.ARMADAFUNDS.COM

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Armada Funds' Investment Company Act
registration number is 811-4416.

[LOGO]
  ARMADA(R)
     FUNDS

WWW.ARMADAFUNDS.COM

                                                         ARM-PS-019-0300 (10/04)

                                [GRAPHIC OMITTED]

                             -----------------------
                             ARMADA FUNDS PROSPECTUS
                                    R SHARES
                                 OCTOBER 1, 2004
                             -----------------------

EQUITY FUNDS

International Equity Fund
Large Cap Core Equity Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
S&P 500 Index Fund
Small Cap Core Fund
Small Cap Growth Fund
Small Cap Value Fund

ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Balanced Allocation Fund
Conservative Allocation Fund

FIXED INCOME FUNDS

Bond Fund
Government Mortgage Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
Ultra Short Bond Fund

MONEY MARKET FUNDS

Money Market Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   [LOGO]
                                   ARMADA(R)
                                       FUNDS

                               WWW.ARMADAFUNDS.COM

================================================================================
INVESTMENT ADVISER
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY

ABOUT THIS PROSPECTUS

Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class R Shares of the Funds before investing. To obtain more information on Armada Funds, visit us on-line at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

ARMADA INTERNATIONAL EQUITY FUND ..........................................    2

ARMADA LARGE CAP CORE EQUITY FUND .........................................    4

ARMADA LARGE CAP GROWTH FUND ..............................................    6

ARMADA LARGE CAP VALUE FUND ...............................................    8

ARMADA MID CAP GROWTH FUND ................................................   10

ARMADA MID CAP VALUE FUND .................................................   12

ARMADA S&P 500 INDEX FUND .................................................   14

ARMADA SMALL CAP CORE FUND ................................................   16

ARMADA SMALL CAP GROWTH FUND ..............................................   18

ARMADA SMALL CAP VALUE FUND ...............................................   20

ARMADA AGGRESSIVE ALLOCATION FUND .........................................   26

ARMADA BALANCED ALLOCATION FUND ...........................................   30

ARMADA CONSERVATIVE ALLOCATION FUND .......................................   34

ARMADA BOND FUND ..........................................................   40

ARMADA GOVERNMENT MORTGAGE FUND ...........................................   42

ARMADA INTERMEDIATE BOND FUND .............................................   44

ARMADA LIMITED MATURITY BOND FUND .........................................   46

ARMADA TOTAL RETURN ADVANTAGE FUND ........................................   48

ARMADA ULTRA SHORT BOND FUND ..............................................   50

ARMADA MONEY MARKET FUND ..................................................   56

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ....................   59

MORE INFORMATION ABOUT FUND INVESTMENTS ...................................   62

INVESTOR PROFILES .........................................................   64

INVESTMENT ADVISER AND INVESTMENT TEAMS ...................................   66

PURCHASING, SELLING AND EXCHANGING FUND SHARES ............................   75

DIVIDENDS AND TAXES .......................................................   81

FINANCIAL HIGHLIGHTS ......................................................   84

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company ("Adviser") manages the investments of each Fund. Allegiant Investment Counselors, Inc. ("Investment Counselors" or "Sub-Adviser") serves as sub-adviser to the Armada Small Cap Core Fund. The Adviser, with the assistance of the Sub-Adviser in the case of the Small Cap Core Fund, invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's and Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Except for the Money Market Fund, each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. Although the Money Market Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that it will achieve this goal and it is possible that you may lose money by investing in the Fund.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS

ARMADA INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in common stocks of issuers located in at least three foreign countries

     PRINCIPAL RISKS

     Market risk, foreign risk, multi-national companies risk, country risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Within foreign markets, the Adviser buys and sells securities using risk management software to select stocks that in the aggregate most closely match the stock characteristics and attributes by country within the MSCI EAFE Index. The Adviser may use derivative securities to implement the strategy. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The instruments that are equity securities may include common stocks, American Depositary Receipts or other US listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.

Futures contracts combined with investment in money market instruments and forward currency agreements are used to replicate broad market exposure in a particular index. The manager may use these instruments because they lower costs such as commissions, custody, and foreign withholding or stamp taxes. These instruments are not used for the purpose of introducing leverage in the Fund.

The Fund may use exchange traded funds or closed-end funds to gain broad exposure to markets in a more efficient manner. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission and the instrument's liquidity.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

                                                                    EQUITY FUNDS

                                                ARMADA INTERNATIONAL EQUITY FUND

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

              19.53%   49.71%   -17.09%   -25.52%   -19.20%   32.59%
--------------------------------------------------------------------------------
               1998     1999     2000      2001      2002      2003

                      Best Quarter     36.05%  (12/31/99)
                      Worst Quarter   -19.96%   (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 2.49%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MSCI EAFE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS A SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada International Equity Fund                                       8/1/97

   Returns Before Taxes             25.23%    -1.31%     0.60%

   Returns After Taxes on
   Distributions                    24.69%    -1.78%     0.20%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                      16.39%    -1.26%     0.37%
--------------------------------------------------------------------------------
MSCI EAFE Index(1)
(reflects no deduction for fees,
expenses or taxes)                  38.59%    -0.09%     1.17%     Since 7/31/97
--------------------------------------------------------------------------------

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPRISING 21 MSCI COUNTRY INDICES, REPRESENTING DEVELOPED MARKETS OUTSIDE OF NORTH AMERICA.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP CORE EQUITY FUND

(FORMERLY KNOWN AS THE "ARMADA CORE EQUITY FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in common stocks of large cap companies

     PRINCIPAL RISKS

     Market risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the S&P 500 Composite Stock Price Index, thus providing shareholders with a broad equity market exposure. A large portion of the Fund will be invested in companies with market capitalizations similar to the S&P 500 Composite Stock Price Index.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, technical, and sentiment factors to help identify appropriate investments for the Fund. Among the factors considered are the following: the quality of the management team; industry position; the company's business model; and historical growth rates. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                               ARMADA LARGE CAP CORE EQUITY FUND

                               (FORMERLY KNOWN AS THE "ARMADA CORE EQUITY FUND")

PERFORMANCE INFORMATION

Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

             31.99%   19.72%   1.45%   -14.49%   -20.44%   26.69%
--------------------------------------------------------------------------------
              1998     1999    2000     2001      2002     2003

                      Best Quarter     25.04%  (12/31/98)
                      Worst Quarter   -17.62%   (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.16%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE
FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS A SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap Core Equity Fund                                      8/1/97

   Returns Before Taxes             19.72%    -0.22%     4.68%

   Returns After Taxes on
   Distributions                    19.42%    -1.07%     3.72%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                      12.79%    -0.38%     3.70%
--------------------------------------------------------------------------------
S&P 500 Composite
Stock Price Index(1)
(reflects no deduction for fees,
expenses or taxes)                  28.68%    -0.57%     3.92%     Since 7/31/97
--------------------------------------------------------------------------------

(1) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE
     U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP GROWTH FUND

(FORMERLY KNOWN AS THE "ARMADA EQUITY GROWTH FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in growth-oriented common stocks of large cap companies


     PRINCIPAL RISKS


     Market risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the Russell 1000 Growth Index, thus providing shareholders with increased exposure to the growth areas of the equity market. A large portion of the Fund will be invested in companies with market capitalizations similar to the Russell 1000 Growth Index. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                    ARMADA LARGE CAP GROWTH FUND

                             (FORMERLY KNOWN AS THE "ARMADA EQUITY GROWTH FUND")

PERFORMANCE INFORMATION

Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-0.94%   28.51%   19.98%   36.34%   28.74%   22.66%   -5.48%   -16.53%   -28.39%   19.75%
-----------------------------------------------------------------------------------------
 1994     1995     1996     1997     1998     1999     2000      2001      2002     2003

                      Best Quarter     22.85%  (12/31/98)
                      Worst Quarter   -16.15%   (3/31/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.43%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE RUSSELL 1000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Large Cap Growth Fund

   Returns Before Taxes                              13.16%    -4.75%     7.71%

   Returns After Taxes on
   Distributions                                     13.05%    -5.03%     6.18%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                        8.55%    -4.03%     5.92%
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees,
expenses or taxes)                                   28.68%    -0.57%    11.07%
--------------------------------------------------------------------------------
Russell 1000 Growth Index(2, 3)
(reflects no deduction for fees,
expenses or taxes)                                   29.75%    -5.11%     9.21%
--------------------------------------------------------------------------------

(1) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(2) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

(3) ON MAY 12, 2004 THE FUND'S BENCHMARK WAS CHANGED TO THE RUSSELL 1000 GROWTH INDEX. THE ADVISER FEELS THAT THIS INDEX SERVES AS A BETTER COMPARISON FOR THE FUND.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP VALUE FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in value-oriented common stocks of large cap companies

     PRINCIPAL RISK

     Market risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                     ARMADA LARGE CAP VALUE FUND

PERFORMANCE INFORMATION

Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 27.37%   17.89%   28.87%   9.77%   -0.25%   11.30%   -4.05%   -15.22%   26.78%
--------------------------------------------------------------------------------
  1995     1996     1997    1998     1999     2000     2001      2002     2003

                      Best Quarter     15.42%  (6/30/03)
                      Worst Quarter   -17.98%  (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 2.35%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 1000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS A SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap Value Fund                                            8/22/94

   Returns Before Taxes             19.84%     1.59%      9.07%

   Returns After Taxes on
   Distributions                    19.40%     0.54%      7.79%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                      12.85%     0.82%      7.27%
--------------------------------------------------------------------------------
Russell 1000 Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                  30.03%     3.56%     12.42%    Since 8/31/94
--------------------------------------------------------------------------------

(1) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA MID CAP GROWTH FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in growth-oriented common stocks of medium-sized companies


     PRINCIPAL RISKS


     Market risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase between $1 billion and $15 billion. The Fund notes that capitalizations of greater than approximately $8 billion are considered to be in the "large cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                      ARMADA MID CAP GROWTH FUND

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Armada Mid Cap Growth Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-5.43%  29.58%  18.53%  11.60%  11.04%  45.47%  -8.11%  -19.17%  -31.25%  33.68%
--------------------------------------------------------------------------------
 1994    1995    1996    1997    1998    1999    2000     2001     2002    2003

                      Best Quarter     34.98%  (12/31/99)
                      Worst Quarter   -27.16%   (9/30/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.46%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL MID CAP GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Mid Cap Growth Fund

   Returns Before Taxes                              26.37%    -1.27%     5.38%

   Returns After Taxes on
   Distributions                                     26.37%    -4.35%     1.43%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                       17.14%    -1.80%     3.00%
--------------------------------------------------------------------------------
Russell Midcap Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                                   42.71%     2.01%     9.40%
--------------------------------------------------------------------------------

(1) THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL MIDCAP INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST U.S. COMPANIES AMONG THE LARGEST 1,000 U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA MID CAP VALUE FUND

(FORMERLY KNOWN AS THE "ARMADA SMALL/MID CAP VALUE FUND")
--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Long-term capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in value-oriented common stocks of mid cap companies


     PRINCIPAL RISK


     Market risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $1 billion and $15 billion at the time the Fund purchases the company's securities. The Fund notes that capitalizations of greater than approximately $8 billion are considered to be in the "large cap" range by some industry sources.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                       ARMADA MID CAP VALUE FUND

                       (FORMERLY KNOWN AS THE "ARMADA SMALL/MID CAP VALUE FUND")

PERFORMANCE INFORMATION

Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

Prior to March 1, 2004, the Fund invested in value-oriented common stocks of small cap and mid cap companies. Accordingly, performance information prior to March 1, 2004 reflects the results of the previous investment strategy.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                     34.50%
--------------------------------------------------------------------------------
                                      2003

                      Best Quarter    16.95%  (6/30/03)
                      Worst Quarter   -3.96%  (3/31/03)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 7.46%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL MIDCAP VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS A SHARES                                1 YEAR   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Mid Cap Value Fund                                              7/1/02

   Returns Before Taxes                       27.09%     10.26%

   Returns After Taxes on
   Distributions                              26.12%      9.64%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                17.70%      8.41%
--------------------------------------------------------------------------------
Russell Midcap Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                            38.07%     13.73%    Since 6/30/02
--------------------------------------------------------------------------------

(1) THE RUSSELL MIDCAP VALUE INDEX IS AN UNMANAGED, MARKET-WEIGHTED TOTAL RETURN INDEX THAT TRACKS THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH RATES.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA S&P 500 INDEX FUND

(FORMERLY KNOWN AS THE "ARMADA EQUITY INDEX FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     To approximate, before Fund expenses, the investment results of the S&P 500 Composite Stock Price Index

     PRINCIPAL INVESTMENT STRATEGY

     Investing in stocks that comprise the S&P 500 Composite Stock Price Index

     PRINCIPAL RISKS

     Market risk, tracking error risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada S&P 500 Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Adviser invests substantially all, but in no event less than 80%, of the Fund's net assets plus any borrowings for investment purposes in stocks included in the S&P 500 Composite Stock Price Index (the "Index"). The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets is invested in stocks included in the Index in approximately the same relative proportion as those stocks are held in the Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a small percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the Index. Consequently, the Fund may purchase a security that is scheduled to be included in the Index but prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the Index with the goal of adding small incremental performance relative to the Index. Stocks that are held in very small proportions in the Index may be excluded from the Fund or held short if they are expected to underperform. In addition, the Fund may sell securities short.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                       ARMADA S&P 500 INDEX FUND

                              (FORMERLY KNOWN AS THE "ARMADA EQUITY INDEX FUND")

PERFORMANCE INFORMATION

Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                  20.28%   -9.45%   -12.47%   -22.57%   27.96%
--------------------------------------------------------------------------------
                   1999     2000     2001       2002     2003

                      Best Quarter     15.28%  (6/30/03)
                      Worst Quarter   -17.37%  (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 2.99%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------------
                                                              SINCE         DATE OF
CLASS A SHARES                           1 YEAR   5 YEARS   INCEPTION      INCEPTION
--------------------------------------------------------------------------------------
Armada S&P 500 Index Fund                                                  10/15/98

   Returns Before Taxes                  23.23%    -1.88%      1.28%

   Returns After Taxes on
   Distributions                         22.78%    -2.26%     -0.89%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                           15.06%    -1.81%     -0.66%
--------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees,
expenses or taxes)                       28.68%    -0.57%      1.68%    Since 10/31/98
--------------------------------------------------------------------------------------

(1) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. "S&P 500" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY NATIONAL CITY INVESTMENT MANAGEMENT COMPANY. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP CORE FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in common stocks of small cap companies

     PRINCIPAL RISKS

     Market risk, small companies risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Core Fund's investment objective is to provide capital appreciation. The Fund intends to achieve this objective by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Sub-Adviser's investment process is to invest in securities of companies based on the Sub-Adviser's analysis of the company's cash flow. The Sub-Adviser's investment process focuses, specifically, on Cash Flow Return on Investment (CFROI(R)).(1) CFROI(R) is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI(R) is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. The Sub-Adviser believes that CFROI(R) provides a more accurate predictor of future value than other broadly used analysis methods. The Sub-Adviser first screens companies based on corporate performance utilizing the CFROI(R) measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. The Sub-Adviser believes that it does not matter what a particular company's cash flow change is if the stock is overvalued.

In addition, as part of its screening process, the Sub-Adviser looks for companies whose management understands how to create value for shareholders, deploy capital, that have low debt and a consistent dividend policy, and that are market leaders with respect to the product or service they provide, as well as companies that are part of a strong or growing industry. The Sub-Adviser will generally sell a security when cash flow return on investment flattens or declines, market price equals or exceeds cash flow value "target," company characteristics deteriorate, when there are earnings warnings, and when the stock experiences underperformance. However, none of the sell characteristics are automatic.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization of between $100 million to $3 billion at the time of purchase. The Fund notes that capitalizations of $2 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

--------------------------------------------------------------------------------

(1)  CFROI IS A REGISTERED TRADEMARK OF CSFB HOLT.

                                                                    EQUITY FUNDS

                                                      ARMADA SMALL CAP CORE FUND

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Since the Fund did not commence operations until April 2, 2004, performance results have not been provided.

The Fund will compare its performance to the Russell 2000 Index. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in growth-oriented common stocks of small cap companies

     PRINCIPAL RISKS

     Market risk, small companies risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase of between $100 million and $3 billion. The Fund notes that capitalizations of $2 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                    ARMADA SMALL CAP GROWTH FUND

PERFORMANCE INFORMATION

Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

               7.28%   35.63%   -15.19%   -8.27%   -39.47%   45.14%
--------------------------------------------------------------------------------
               1998     1999      2000     2001      2002     2003

                      Best Quarter     36.11%  (12/31/99)
                      Worst Quarter   -25.82%   (9/30/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -3.98%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS A SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Growth Fund                                           8/1/97

   Returns Before Taxes             37.21%    -2.61%      0.11%

   Returns After Taxes on
   Distributions                    37.21%    -2.98%     -0.27%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                      24.19%    -2.20%      0.04%
--------------------------------------------------------------------------------
Russell 2000 Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                  48.54%    0.86%       1.19%    Since 7/31/97
--------------------------------------------------------------------------------

(1) THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2000 SMALLEST COMPANIES OF THE 3000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP VALUE FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in value-oriented common stocks of small cap companies

     PRINCIPAL RISKS

     Market risk, small companies risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion. The Fund notes that capitalizations of $2 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                     ARMADA SMALL CAP VALUE FUND

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 18.41%   22.32%   32.05%   -7.64%   7.65%   33.22%   17.03%   -10.75%   38.62%
--------------------------------------------------------------------------------
  1995     1996     1997     1998    1999     2000     2001     2002      2003

                      Best Quarter     19.22%  (12/31/01)
                      Worst Quarter   -17.92%   (9/30/98)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -3.98%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 2000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE         DATE OF
CLASS A SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Value Fund                                           8/15/94

   Returns Before Taxes             31.02%    14.44%     14.71%

   Returns After Taxes on
   Distributions                    30.50%    12.77%     12.49%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                      20.79%    11.63%     11.71%
--------------------------------------------------------------------------------
Russell 2000 Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                  26.03%    12.28%     13.70%    Since 7/31/94
--------------------------------------------------------------------------------

(1) THE RUSSELL 2000 VALUE INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2000 SMALLEST COMPANIES OF THE 3000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                INTERNATIONAL EQUITY FUND   LARGE CAP CORE EQUITY FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                       None                         None
------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                   0.75%                        0.75%
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                       None                         None
------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                        None                         None
------------------------------------------------------------------------------------------------------
Exchange Fee                                              None                         None
------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                  1.15%                        0.75%
------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                 0.60%                        0.60%
------------------------------------------------------------------------------------------------------
Other Expenses                                            0.21%                        0.14%
------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                        1.96%                        1.49%
------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES                                LARGE CAP GROWTH FUND   LARGE CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                     None                    None
--------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                 0.75%                   0.75%
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                     None                    None
--------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                      None                    None
--------------------------------------------------------------------------------------------
Exchange Fee                                            None                    None
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                0.75%                   0.75%
--------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                               0.60%                   0.60%
--------------------------------------------------------------------------------------------
Other Expenses                                          0.13%                   0.14%
--------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                      1.48%                   1.49%
--------------------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

SHAREHOLDER FEES                                MID CAP GROWTH FUND   MID CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                    None                  None
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                0.75%                 0.75%
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                    None                  None
----------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed if applicable)                      None                  None
----------------------------------------------------------------------------------------
Exchange Fee                                           None                  None
----------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                               1.00%(2)              1.00%
----------------------------------------------------------------------------------------
Distribution (12b-1) Fees                              0.60%                 0.60%
----------------------------------------------------------------------------------------
Other Expenses                                         0.21%                 0.18%
----------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                     1.81%(2)              1.78%
----------------------------------------------------------------------------------------

SHAREHOLDER FEES                                S&P 500 INDEX FUND   SMALL CAP CORE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                    None                  None
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                0.75%                 0.75%
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                    None                  None
----------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                     None                  None
----------------------------------------------------------------------------------------
Exchange Fee                                           None                  None
----------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(2)                            0.35%                 1.00%(3)
----------------------------------------------------------------------------------------
Distribution (12b-1) Fees                              0.60%                 0.60%
----------------------------------------------------------------------------------------
Other Expenses                                         0.14%                 0.16%(4)
----------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                  1.09%                 1.76%
----------------------------------------------------------------------------------------

EQUITY FUNDS

SHAREHOLDER FEES                                SMALL CAP GROWTH FUND   SMALL CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                     None                    None
--------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                 0.75%                   0.75%
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                     None                    None
--------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                      None                    None
--------------------------------------------------------------------------------------------
Exchange Fee                                            None                    None
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                1.00%                   1.00%
--------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                               0.60%                   0.60%
--------------------------------------------------------------------------------------------
Other Expenses                                          0.18%                   0.13%
--------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                      1.78%                   1.73%
--------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge is charged only with respect to Class R Shares redeemed prior to eighteen months from the date of purchase.

(2) The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


                                                             ADVISORY     TOTAL
FUND                                                           FEES     EXPENSES
Mid Cap Growth Fund                                            0.75%      1.56%
Mid Cap Value Fund                                             0.75%      1.58%
S&P 500 Index Fund                                             0.20%      0.93%


The Adviser expects to continue waiving a portion of its advisory fees for these Funds and to waive a portion of its advisory fee for the International Equity Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                             ADVISORY     TOTAL
FUND                                                           FEES     EXPENSES
International Equity Fund                                      1.00%      1.81%
Mid Cap Growth Fund                                            0.75%      1.56%
Mid Cap Value Fund                                             0.75%      1.53%
S&P 500 Index Fund                                             0.20%      0.94%

These fee waivers are voluntary and may be revised or discontinued at any time.

(3) From its advisory fee, the Adviser pays a sub-advisory fee of 0.50% to Investment Counselors, sub-adviser to the Fund.

(4) Other Expenses for the Small Cap Core Fund are based on estimated amounts for the current fiscal year.

     For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
   Class R Shares(1)                        $274      $615     $1,057    $2,285
   Class R Shares(2)                         199       615      1,057     2,285
--------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
   Class R Shares(1)                         227       471        813     1,779
   Class R Shares(2)                         152       471        813     1,779
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
   Class R Shares(1)                         226       468        808     1,768
   Class R Shares(2)                         151       468        808     1,768
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND
   Class R Shares(1)                         227       471        813     1,779
   Class R Shares(2)                         152       471        813     1,779
--------------------------------------------------------------------------------
MID CAP GROWTH FUND
   Class R Shares(1)                         259       569        980     2,127
   Class R Shares(2)                         184       569        980     2,127
--------------------------------------------------------------------------------
MID CAP VALUE FUND
   Class R Shares(1)                         256       560        964     2,095
   Class R Shares(2)                         181       560        964     2,095
--------------------------------------------------------------------------------
S&P 500 INDEX FUND
   Class R Shares(1)                         186       347        601     1,329
   Class R Shares(2)                         111       347        601     1,329
--------------------------------------------------------------------------------
SMALL CAP CORE FUND
   Class R Shares(1)                         254       554        N/A       N/A
   Class R Shares(2)                         179       554        N/A       N/A
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
   Class R Shares(1)                         256       560        964     2,095
   Class R Shares(2)                         181       560        964     2,095
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND
   Class R Shares(1)                         251       545        939     2,041
   Class R Shares(2)                         176       545        939     2,041
--------------------------------------------------------------------------------


(1)  If you sell your shares at the end of the period.

(2)  If you do not sell your shares at the end of the period.

ASSET ALLOCATION FUNDS

ARMADA AGGRESSIVE ALLOCATION FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation with current income as a secondary objective

     PRINCIPAL INVESTMENT STRATEGY

     Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in U.S. and foreign common stocks and, to a lesser extent, in investment-grade fixed income securities and cash equivalents

     PRINCIPAL RISKS

     Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, conflicts risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 62.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Growth, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

                                                          ASSET ALLOCATION FUNDS

                                               ARMADA AGGRESSIVE ALLOCATION FUND

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

ASSET ALLOCATION FUNDS

ARMADA AGGRESSIVE ALLOCATION FUND

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 -19.08%   23.41%
--------------------------------------------------------------------------------
                                   2002     2003

                      Best Quarter     13.89%  (6/30/03)
                      Worst Quarter   -14.66%  (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.65%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS A SHARES                                1 YEAR   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Aggressive Allocation Fund                                      3/6/01

   Returns Before Taxes                       17.50%     -3.29%

   Returns After Taxes on
   Distributions                              17.37%     -3.65%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                11.37%     -3.00%
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                             4.10%      7.09%    Since 2/28/01
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses or taxes)                            28.68%     -2.21%    Since 2/28/01
--------------------------------------------------------------------------------
Aggressive Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for fees,
expenses or taxes)                            22.54%      0.12%    Since 2/28/01
--------------------------------------------------------------------------------

(1) THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE
     U.S. STOCK MARKET AS A WHOLE.

(3) THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 75% S&P 500 COMPOSITE INDEX AND 25% LEHMAN U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES

See page 37 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                     This page is intentionally left blank.

ASSET ALLOCATION FUNDS

ARMADA BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Long-term capital appreciation and current income

     PRINCIPAL INVESTMENT STRATEGY

     Investing in a diversified portfolio of common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

     PRINCIPAL RISKS

     Market risk, allocation risk, small companies risk, foreign risk, interest rate risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

                                                          ASSET ALLOCATION FUNDS

                                                 ARMADA BALANCED ALLOCATION FUND

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                   14.97%   1.51%   -7.08%   -13.89%   21.96%
--------------------------------------------------------------------------------
                    1999    2000     2001     2002      2003

                      Best Quarter     16.10%  (12/31/99)
                      Worst Quarter   -10.97%   (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.19%.

ASSET ALLOCATION FUNDS

ARMADA BALANCED ALLOCATION FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------------
                                                              SINCE        DATE OF
CLASS A SHARES                           1 YEAR   5 YEARS   INCEPTION     INCEPTION
-------------------------------------------------------------------------------------
Armada Balanced Allocation Fund                                            7/31/98

   Returns Before Taxes                  16.18%     1.65%     3.05%

   Returns After Taxes on
   Distributions                         15.83%     0.14%     1.10%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                           10.50%     0.59%     1.38%
-------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                        4.10%     6.62%     6.94%     Since 7/31/98
-------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses or taxes)                       28.68%    -0.57%     1.31%     Since 7/31/98
-------------------------------------------------------------------------------------
Balanced Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for fees,
expenses or taxes)                       18.85%     2.31%     3.56%     Since 7/31/98
-------------------------------------------------------------------------------------

(1) THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(3) THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 60% S&P 500 COMPOSITE STOCK PRICE INDEX AND 40% LEHMAN AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES

See page 37 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                     This page is intentionally left blank.

ASSET ALLOCATION FUNDS

ARMADA CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income and moderate capital appreciation consistent with preservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in investment-grade fixed income securities and, to a lesser extent, in U.S. and foreign common stocks and cash equivalents

     PRINCIPAL RISKS

     Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, conflicts risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 62.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Growth, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith

                                                          ASSET ALLOCATION FUNDS

                                             ARMADA CONSERVATIVE ALLOCATION FUND

and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 -6.05%   13.59%
--------------------------------------------------------------------------------
                                  2002     2003

                      Best Quarter     8.19%  (6/30/03)
                      Worst Quarter   -4.97%  (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.07%.

ASSET ALLOCATION FUNDS

ARMADA CONSERVATIVE ALLOCATION FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS A SHARES                                1 YEAR   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Conservative Allocation Fund                                    3/6/01

   Returns Before Taxes                        8.21%      0.81%

   Returns After Taxes on
   Distributions                               7.62%      0.00%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                 5.31%      0.18%
--------------------------------------------------------------------------------
Lehman Intermediate U.S.
Government/Credit Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                             4.31%      7.17%    Since 2/28/01
--------------------------------------------------------------------------------
S&P Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses or taxes)                            28.68%     -2.21%    Since 2/28/01
--------------------------------------------------------------------------------
Conservative Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for fees,
expenses or taxes)                            13.07%      3.89%    Since 2/28/01
--------------------------------------------------------------------------------

(1) THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX WHICH IS REPRESENTATIVE OF INTERMEDIATE TERM BONDS.

(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(3) THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 35% S&P 500 COMPOSITE STOCK PRICE INDEX AND 65% LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES

See page 37 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                          ASSET ALLOCATION FUNDS

                                                            FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                AGGRESSIVE ALLOCATION FUND   BALANCED ALLOCATION FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                      None                          None
-----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                  0.75%                         0.75%
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                      None                          None
-----------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                       None                          None
-----------------------------------------------------------------------------------------------------
Exchange Fee                                             None                          None
-----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                 0.25%(2)                      0.75%
-----------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                0.60%                         0.60%
-----------------------------------------------------------------------------------------------------
Other Expenses                                           0.25%                         0.18%
-----------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                       1.10%(2)                      1.53%
-----------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                        1.00%(3)                       N/A
-----------------------------------------------------------------------------------------------------
Total Fund Operating
and Indirect Expenses                                    2.10%(3)                       N/A
-----------------------------------------------------------------------------------------------------

SHAREHOLDER FEES                                    CONSERVATIVE ALLOCATION FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                           None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                       0.75%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                           None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                            None
--------------------------------------------------------------------------------
Exchange Fee                                                  None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                      0.25%(2)
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                     0.60%
--------------------------------------------------------------------------------
Other Expenses                                                0.23%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                            1.08%(2)
--------------------------------------------------------------------------------
Indirect Underlying Fund Expenses(3)                          0.86%
--------------------------------------------------------------------------------
Total Fund Operating
and Indirect Expenses(3)                                      1.94%
--------------------------------------------------------------------------------

ASSET ALLOCATION FUNDS

(1) A contingent deferred sales charge is charged only with respect to Class R Shares redeemed prior to eighteen months from the date of purchase.

(2) The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                             ADVISORY     TOTAL
FUND                                                           FEES     EXPENSES
Aggressive Allocation Fund                                     0.00%      0.85%
Conservative Allocation Fund                                   0.00%      0.83%

The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                             ADVISORY     TOTAL
FUND                                                           FEES     EXPENSES
Aggressive Allocation Fund                                     0.00%      0.85%
Conservative Allocation Fund                                   0.00%      0.83%

These fee waivers are voluntary and may be revised or discontinued at any time.

(3) Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.42% to 1.24% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest.

The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Armada Funds as follows:

                                                       AGGRESSIVE   CONSERVATIVE
                                                       ALLOCATION    ALLOCATION
FUND                                                      FUND          FUND
International Equity Fund                                 0.00%         0.00%
Large Cap Growth Fund                                    16.87%         8.33%
Large Cap Value Fund                                     25.08%        12.39%
Small Cap Growth Fund                                    18.75%         9.25%
Small Cap Value Fund                                     18.87%         9.30%
Bond Fund                                                19.92%         0.00%
Intermediate Bond Fund                                    0.00%        59.62%
Money Market Fund                                         0.51%         1.11%

The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.

Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) for the current fiscal year are expected to be:

Aggressive Allocation Fund                                1.85%
Conservative Allocation Fund                              1.69%

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND*
   Class R Shares(1)                        $288      $658     $1,129    $2,431
   Class R Shares(2)                         213       658      1,129     2,431
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
   Class R Shares(1)                         231       483        834     1,824
   Class R Shares(2)                         156       483        834     1,824
--------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND*
   Class R Shares(1)                         272       609      1,047     2,264
   Class R Shares(2)                         197       609      1,047     2,264
--------------------------------------------------------------------------------


* The examples for the Armada Aggressive Allocation Fund and Armada Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.

(1)  If you sell your shares at the end of the period.

(2)  If you do not sell your shares at the end of the period.

                     This page is intentionally left blank.

FIXED INCOME FUNDS

ARMADA BOND FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income as well as preservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in a diversified portfolio of investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

     PRINCIPAL RISKS

     Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest

                                                              FIXED INCOME FUNDS

                                                                ARMADA BOND FUND

investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Armada Bond Fund on that date.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-3.68%   17.13%   3.11%   9.12%   7.27%   -2.04%   7.30%   7.26%   9.71%   3.80%
--------------------------------------------------------------------------------
 1994     1995    1996    1997    1998     1999    2000    2001    2002    2003

                      Best Quarter     6.11%  (6/30/95)
                      Worst Quarter   -2.61%  (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.32%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Bond Fund

   Returns Before Taxes                              -1.12%    4.10%      5.22%

   Returns After Taxes on
   Distributions                                     -2.40%    2.03%      2.96%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                       -0.74%    2.18%      3.00%
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    4.10%    6.62%      6.95%
--------------------------------------------------------------------------------

(1) THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA GOVERNMENT MORTGAGE FUND

(FORMERLY KNOWN AS THE "ARMADA U.S. GOVERNMENT INCOME FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income as well as preservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in mortgage-related securities issued or guaranteed by the U.S. government

     PRINCIPAL RISKS

     Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Government Mortgage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which

                                                              FIXED INCOME FUNDS

                                                 ARMADA GOVERNMENT MORTGAGE FUND

                    (FORMERLY KNOWN AS THE "ARMADA U.S. GOVERNMENT INCOME FUND")

are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Armada Government Mortgage Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-0.70%   13.50%   4.54%   7.87%   6.83%   0.95%   10.00%   7.35%   7.92%   1.88%
--------------------------------------------------------------------------------
 1994     1995    1996    1997    1998    1999     2000    2001    2002    2003

                      Best Quarter     3.88%  (6/30/95)
                      Worst Quarter   -1.13%  (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.53%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Government Mortgage Fund

   Returns Before Taxes                              -2.98%    4.55%      5.42%

   Returns After Taxes on
   Distributions                                     -4.21%    2.48%      2.87%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                       -1.94%    2.57%      2.97%
--------------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    3.07%    6.55%      6.89%
--------------------------------------------------------------------------------

(1) THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX IS A WIDELY-RECOGNIZED INDEX OF MORTGAGE-BACKED SECURITIES ISSUED BY GNMA, FHLMC, AND FANNIE MAE. ALL SECURITIES IN THE INDEX ARE RATED AAA, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     High current income as well as preservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between three and ten years

     PRINCIPAL RISKS


     Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk


--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price

                                                              FIXED INCOME FUNDS

                                                   ARMADA INTERMEDIATE BOND FUND

movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     -4.78%  15.39%  2.77%  6.67%  7.44%  -0.37%  6.52%  7.60%  9.67%  3.75%
--------------------------------------------------------------------------------
      1994    1995   1996   1997   1998    1999   2000   2001   2002   2003

                      Best Quarter     5.33%  (6/30/95)
                      Worst Quarter   -3.34%  (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.34%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Intermediate Bond Fund

   Returns Before Taxes                              -1.17%    4.35%      4.82%

   Returns After Taxes on
   Distributions                                     -2.30%    2.36%      2.66%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                       -0.77%    2.44%      2.72%
--------------------------------------------------------------------------------
Lehman Intermediate U.S.
Government/Credit Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    4.31%    6.65%      6.63%
--------------------------------------------------------------------------------

(1) THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX WHICH IS REPRESENTATIVE OF INTERMEDIATE-TERM BONDS.

FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA LIMITED MATURITY BOND FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income as well as preservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

     PRINCIPAL RISKS

     Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains an average dollar-weighted portfolio maturity of between one and five years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs are backed solely by the ability of the entity to borrow from the U.S. Treasury or by

                                                              FIXED INCOME FUNDS

                                               ARMADA LIMITED MATURITY BOND FUND

the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     7.60%   5.18%   6.33%   6.58%   3.15%   4.39%    9.03%    5.09%    2.07%
--------------------------------------------------------------------------------
     1995    1996    1997    1998    1999    2000     2001     2002     2003

                      Best Quarter     3.59%   (3/31/01)
                      Worst Quarter   -0.34%  (12/31/00)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.12%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS A SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                                      9/9/94

   Returns Before Taxes             -0.77%    4.13%      5.10%

   Returns After Taxes on
   Distributions                    -1.68%    2.26%      2.99%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                      -0.50%    2.34%      3.01%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(1)
(reflects no deduction for fees,
expenses or taxes)                   2.74%    5.74%      6.23%     Since 8/31/94
--------------------------------------------------------------------------------

(1) THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.

FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA TOTAL RETURN ADVANTAGE FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income as well as preservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in investment grade fixed income securities, while maintaining an average dollar-weighted maturity of between four and twelve years

     PRINCIPAL RISKS

     Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund normally maintains an average dollar-weighted maturity of between four and twelve years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends

                                                             FIXED INCOME FUNDS

                                              ARMADA TOTAL RETURN ADVANTAGE FUND

on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

    18.37%   2.86%   8.54%   8.68%   -3.21%   12.33%   7.01%   10.81%   4.86%
--------------------------------------------------------------------------------
     1995    1996    1997    1998     1999     2000    2001     2002    2003

                      Best Quarter     6.25%  (6/30/95)
                      Worst Quarter   -2.58%  (3/31/96)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was -0.37%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS A SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Total Return Advantage
Fund                                                                   9/6/94

   Returns Before Taxes             -0.12%    5.19%      6.73%

   Returns After Taxes on
   Distributions                    -1.98%    2.91%      4.10%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                       0.20%    3.02%      4.10%
--------------------------------------------------------------------------------
Lehman U.S. Government/
Credit Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                   4.67%    6.66%      7.77%     Since 8/31/94
--------------------------------------------------------------------------------

(1) THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX IS A WIDELY RECOGNIZED INDEX OF GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES

See page 53 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA ULTRA SHORT BOND FUND

(FORMERLY KNOWN AS THE "ARMADA SHORT DURATION BOND FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     High current income while preserving capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in high-quality fixed income securities with an average maturity of 9 to 15 months

     PRINCIPAL RISKS

     Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as

                                                              FIXED INCOME FUNDS

                                                    ARMADA ULTRA SHORT BOND FUND

                       (FORMERLY KNOWN AS THE "ARMADA SHORT DURATION BOND FUND")

GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund have not completed a full calendar year of investment operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class I Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                      1.76%
--------------------------------------------------------------------------------
                                      2003

                      Best Quarter    0.73%   (3/31/03)
                      Worst Quarter   0.23%  (12/31/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.06%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                        SINCE         DATE OF
CLASS I SHARES                               1 YEAR   INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Armada Ultra Short Bond Fund                                          12/2/02

   Returns Before Taxes                       1.76%      2.12%

   Returns After Taxes on
   Distributions                              1.14%      1.50%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                1.14%      1.44%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year
U.S. Corporate/Government Index(1)
(reflects no deduction for fees,
expenses or taxes)                            2.74%      6.25%    Since 11/30/02
--------------------------------------------------------------------------------

(1) THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.

FUND FEES AND EXPENSES

See page 53 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                BOND FUND   GOVERNMENT MORTGAGE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                None               None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)            0.75%              0.75%
------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                None               None
------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                 None               None
------------------------------------------------------------------------------------
Exchange Fee                                       None               None
------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                           0.55%              0.55%(2)
------------------------------------------------------------------------------------
Distribution (12b-1) Fees                          0.60%              0.60%
------------------------------------------------------------------------------------
Other Expenses                                     0.14%              0.18%
------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                 1.29%              1.33%(2)
------------------------------------------------------------------------------------

SHAREHOLDER FEES                                INTERMEDIATE BOND FUND   LIMITED MATURITY BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                        None                     None
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                    0.75%                    0.75%
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                        None                     None
---------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                         None                     None
---------------------------------------------------------------------------------------------------
Exchange Fee                                               None                     None
---------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(2)                                0.55%                    0.45%
---------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                  0.60%                    0.60%
---------------------------------------------------------------------------------------------------
Other Expenses                                             0.14%                    0.14%
---------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                      1.29%                    1.19%
---------------------------------------------------------------------------------------------------

                                                              FIXED INCOME FUNDS

SHAREHOLDER FEES                                TOTAL RETURN ADVANTAGE FUND   ULTRA SHORT BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                         None                       None
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                     0.75%                      0.75%
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                         None                       None
---------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                          None                       None
---------------------------------------------------------------------------------------------------
Exchange Fee                                                None                       None
---------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(2)                                 0.55%                      0.40%
---------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.60%                      0.60%
---------------------------------------------------------------------------------------------------
Other Expenses                                              0.15%                      0.14%
---------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                       1.30%                      1.14%
---------------------------------------------------------------------------------------------------

(1) A contingent deferred sales charge is charged only with respect to Class R Shares redeemed prior to eighteen months from the date of purchase.

(2) The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were:

                                                             ADVISORY     TOTAL
FUND                                                           FEES     EXPENSES
Government Mortgage Fund                                       0.40%      1.19%
Intermediate Bond Fund                                         0.40%      1.14%
Limited Maturity Bond Fund                                     0.35%      1.07%
Total Return Advantage Fund                                    0.40%      1.15%
Ultra Short Bond Fund                                          0.20%      0.93%

The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                             ADVISORY     TOTAL
FUND                                                           FEES     EXPENSES
Government Mortgage Fund                                       0.40%      1.18%
Intermediate Bond Fund                                         0.40%      1.14%
Limited Maturity Bond Fund                                     0.35%      1.09%
Total Return Advantage Fund                                    0.40%      1.15%
Ultra Short Bond Fund                                          0.20%      0.93%

These fee waivers are voluntary and may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

FIXED INCOME FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
BOND FUND
   Class R Shares(1)                        $206      $409      $708     $1,556
   Class R Shares(2)                         131       409       708      1,556
--------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
   Class R Shares(1)                         210       421       729      1,601
   Class R Shares(2)                         135       421       729      1,601
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
   Class R Shares(1)                         206       409       708      1,556
   Class R Shares(2)                         131       409       708      1,556
--------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
   Class R Shares(1)                         196       378       654      1,443
   Class R Shares(2)                         121       378       654      1,443
--------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
   Class R Shares(1)                         207       412       713      1,568
   Class R Shares(2)                         132       412       713      1,568
--------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
   Class R Shares(1)                         191       362       628      1,386
   Class R Shares(2)                         116       362       628      1,386
--------------------------------------------------------------------------------

(1)  If you sell your shares at the end of the period.

(2)  If you do not sell your shares at the end of the period.

                     This page is intentionally left blank.

MONEY MARKET FUND

ARMADA MONEY MARKET FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     High current income consistent with stability of principal while maintaining liquidity

     PRINCIPAL INVESTMENT STRATEGY

     Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

     PRINCIPAL RISKS

     Interest rate risk, credit risk, counterparty risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a sovereign debt rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                               MONEY MARKET FUND

                                                        ARMADA MONEY MARKET FUND

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  3.88%   5.61%   5.09%   5.22%   5.11%   4.76%   6.05%   3.66%   1.22%   0.53%
--------------------------------------------------------------------------------
  1994    1995    1996    1997    1998    1999    2000    2001    2002    2003

                      Best Quarter    1.56%  (9/30/00)
                      Worst Quarter   0.10%  (9/30/03)

The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.20%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003.

--------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Money Market Fund                              0.53%    3.22%      4.10%
--------------------------------------------------------------------------------

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ARMADAFUNDS.COM. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

MONEY MARKET FUND

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                              MONEY MARKET FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                                  None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                              0.75%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                                  None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                                   None
--------------------------------------------------------------------------------
Exchange Fee                                                         None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(2)                                          0.35%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                            0.60%
--------------------------------------------------------------------------------
Other Expenses                                                       0.13%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                                1.08%
--------------------------------------------------------------------------------

(1) A contingent deferred sales charge is charged only with respect to Class R shares redeemed prior to eighteen months from the date of purchase.

(2) The Adviser waived a portion of its advisory fees for the Fund during the last fiscal year. After this fee waiver, the Fund's Investment Advisory Fees were 0.25% and Total Annual Fund Operating Expenses were 0.98%. The Adviser expects to continue waiving a portion of its advisory fees for the current fiscal year. After this fee waiver, the Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be 0.25% and 0.97%, respectively. This fee waiver is voluntary and may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
MONEY MARKET FUND
   Class R Shares(1)                        $185      $343      $595     $1,317
   Class R Shares(2)                         110       343       595      1,317
--------------------------------------------------------------------------------

(1)  If you sell your shares at the end of the period.

(2)  If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest, (i.e., the Armada International Equity, Armada Large Cap Growth, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information. The following chart indicates the specific types of investments in which each Fund primarily invests.

---------------------------------------------------------------------------------------------------
                                                                  Fixed
                                      Equity     Convertible     Income     Government   Repurchase
                                    Securities    Securities   Securities   Securities   Agreements
---------------------------------------------------------------------------------------------------
Armada International Equity Fund         o
---------------------------------------------------------------------------------------------------
Armada Large Cap Core
Equity Fund                              o
---------------------------------------------------------------------------------------------------
Armada Large Cap Growth Fund             o
---------------------------------------------------------------------------------------------------
Armada Large Cap Value Fund              o
---------------------------------------------------------------------------------------------------
Armada Mid Cap Growth Fund               o
---------------------------------------------------------------------------------------------------
Armada Mid Cap Value Fund                o
---------------------------------------------------------------------------------------------------
Armada S&P 500 Index Fund                o
---------------------------------------------------------------------------------------------------
Armada Small Cap Core Fund               o
---------------------------------------------------------------------------------------------------
Armada Small Cap Growth Fund             o
---------------------------------------------------------------------------------------------------
Armada Small Cap Value Fund              o
---------------------------------------------------------------------------------------------------
Armada Aggressive Allocation Fund        o                          o            o
---------------------------------------------------------------------------------------------------
Armada Balanced Allocation Fund          o            o             o            o
---------------------------------------------------------------------------------------------------
Armada Conservative
Allocation Fund                          o                          o            o
---------------------------------------------------------------------------------------------------
Armada Bond Fund                                                    o            o
---------------------------------------------------------------------------------------------------
Armada Government Mortgage
Bond Fund                                                           o            o
---------------------------------------------------------------------------------------------------
Armada Intermediate Bond Fund                                       o            o
---------------------------------------------------------------------------------------------------
Armada Limited Maturity
Bond Fund                                                           o            o
---------------------------------------------------------------------------------------------------
Armada Total Return
Advantage Fund                                                      o            o
---------------------------------------------------------------------------------------------------
Armada Ultra Short Bond Fund                                        o            o
---------------------------------------------------------------------------------------------------
Armada Money
Market Fund                                                         o            o            o
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                     High-Yield     Asset-      Mortgage-
                                    Lower Rated     Backed       Backed       Foreign
                                     Securities   Securities   Securities   Securities
--------------------------------------------------------------------------------------
Armada International Equity Fund                                                 o
--------------------------------------------------------------------------------------
Armada Large Cap Core
Equity Fund
--------------------------------------------------------------------------------------
Armada Large Cap Growth Fund
--------------------------------------------------------------------------------------
Armada Large Cap Value Fund
--------------------------------------------------------------------------------------
Armada Mid Cap Growth Fund
--------------------------------------------------------------------------------------
Armada Mid Cap Value Fund
--------------------------------------------------------------------------------------
Armada S&P 500 Index Fund
--------------------------------------------------------------------------------------
Armada Small Cap Core Fund
--------------------------------------------------------------------------------------
Armada Small Cap Growth Fund
--------------------------------------------------------------------------------------
Armada Small Cap Value Fund
--------------------------------------------------------------------------------------
Armada Aggressive Allocation Fund                      o            o
--------------------------------------------------------------------------------------
Armada Balanced Allocation Fund                        o            o            o
--------------------------------------------------------------------------------------
Armada Conservative
Allocation Fund                                        o            o
--------------------------------------------------------------------------------------
Armada Bond Fund                                       o            o
--------------------------------------------------------------------------------------
Armada Government Mortgage
Bond Fund                                              o            o
--------------------------------------------------------------------------------------
Armada Intermediate Bond Fund                          o            o
--------------------------------------------------------------------------------------
Armada Limited Maturity
Bond Fund                                              o            o
--------------------------------------------------------------------------------------
Armada Total Return
Advantage Fund                           o             o            o
--------------------------------------------------------------------------------------
Armada Ultra Short Bond Fund                           o            o
--------------------------------------------------------------------------------------
Armada Money
Market Fund
--------------------------------------------------------------------------------------

EQUITY SECURITIES

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES

As part of their principal investment strategies, each of the Armada Balanced Allocation Fund, Armada Bond Fund, Armada Intermediate Bond Fund, Armada Limited Maturity Bond Fund, Armada Ultra Short Bond Fund, Armada Total Return Advantage Fund and Armada Money Market Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

REPURCHASE AGREEMENTS

Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund is offered for sale by and described in this prospectus.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. The Money Market Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes. A Fund will use these strategies only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date.

Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The S&P 500 Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Stock Price Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.

Armada has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Armada are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies.


EURODOLLAR AND YANKEE OBLIGATIONS

The Money Market Fund may also invest in Eurodollar and Yankee obligations, which include, but are not limited, to certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                  EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
International Equity Fund      Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in common stocks of
                               foreign companies
--------------------------------------------------------------------------------
Large Cap Core Equity Fund     Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in common stocks
--------------------------------------------------------------------------------
Large Cap Growth Fund          Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in growth-oriented
                               common stocks of large cap companies
--------------------------------------------------------------------------------
Large Cap Value Fund           Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in value-oriented
                               common stocks of large cap companies
--------------------------------------------------------------------------------
Mid Cap Growth Fund            Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in growth-oriented
                               common stocks of mid cap companies
--------------------------------------------------------------------------------
Mid Cap Value Fund             Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in value-oriented
                               common stocks of mid cap companies
--------------------------------------------------------------------------------
S&P 500 Index Fund             Investors seeking returns similar to those of the
                               S&P 500 Composite Stock Price Index who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in common stocks
--------------------------------------------------------------------------------
Small Cap Core Fund            Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in common stocks of
                               small cap companies
--------------------------------------------------------------------------------
Small Cap Growth Fund          Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in growth-oriented
                               common stocks of small cap companies
--------------------------------------------------------------------------------
Small Cap Value Fund           Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in value-oriented
                               common stocks of small cap companies
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
FUND                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Aggressive Allocation Fund     Investors seeking capital growth with the
                               potential for above average total returns (as
                               measured by the returns of the S&P 500 Composite
                               Stock Price Index) who are willing to accept the
                               risks of investing in a fund that may allocate a
                               high percentage of its assets in Underlying
                               Armada Funds that focus their investments in
                               equity securities
--------------------------------------------------------------------------------
Balanced Allocation Fund       Investors seeking broad diversification by asset
                               class and style to manage risk and provide the
                               potential for above average total returns (as
                               measured by the returns of the S&P 500 Composite
                               Stock Price Index and the Lehman U.S. Aggregate
                               Bond Index)
--------------------------------------------------------------------------------
Conservative Allocation Fund   Investors seeking current income with the
                               potential for above average total returns (as
                               measured by the returns of the Lehman U.S.
                               Aggregate Bond Index) who are willing to
                               accept the risks of investing in a fund that may
                               allocate a high percentage of its assets in
                               Underlying Armada Funds that focus their
                               investments in fixed income securities
--------------------------------------------------------------------------------

                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Bond Fund                      Investors seeking current income who are willing
                               to accept the risks of investing in a fund that
                               invests primarily in fixed income securities
--------------------------------------------------------------------------------
Government Mortgage Fund       Investors seeking current income who are
                               interested in the lower credit risk associated
                               with a fund that invests primarily in U.S.
                               government fixed income securities
--------------------------------------------------------------------------------
Intermediate Bond Fund         Investors seeking current income who are willing
                               to accept the risks of investing in a fund that
                               invests primarily in intermediate term fixed
                               income securities
--------------------------------------------------------------------------------
Limited Maturity Bond Fund     Investors seeking current income who are seeking
                               to minimize share price volatility relative to
                               our other fixed income funds and who are willing
                               to accept the risks of investing in a fund that
                               invests primarily in shorter term fixed income
                               securities
--------------------------------------------------------------------------------
Total Return Advantage Fund    Investors seeking total return with less share
                               price volatility than a fund that invests
                               primarily in equity securities who are willing
                               to accept the risks of investing in a fund that
                               invests primarily in fixed income securities
--------------------------------------------------------------------------------
Ultra Short Bond Fund          Investors seeking high current income but who
                               desire the relative safety of investing in a
                               fund that invests primarily in shorter term
                               investment quality debt securities
--------------------------------------------------------------------------------

                                MONEY MARKET FUND
--------------------------------------------------------------------------------
FUND                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Money Market Fund              Investors seeking current income and reduced
                               risk through a widely diversified money market
                               portfolio
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2004, the Adviser had approximately $27 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

INVESTMENT SUB-ADVISER

Investment Counselors, a SEC-registered investment adviser, serves as Sub-Adviser to the Armada Small Cap Core Fund. Investment Counselors, founded in 1968, is an independent investment management firm that provides investment supervisory services to its clients. Investment Counselors is a wholly owned subsidiary of National City Bank. Investment Counselors is located at 100 South Brentwood, Suite 100, St. Louis, Missouri, 63105. As of June 30, 2004, Investment Counselors managed over $506 million in assets.

As Sub-Adviser, Investment Counselors assists the Adviser in providing a continuous investment program for the Armada Small Cap Core Fund. For its services, Investment Counselors will receive investment sub-advisory fees from the Adviser at an annualized rate of 0.50% of the average daily net assets of the Fund.

SUB-ADVISER'S INVESTMENT PERFORMANCE

Although the Armada Small Cap Core Fund has no prior performance history, the small cap equity team at Investment Counselors has substantial experience in managing accounts that focus on small cap issuers. Investment Counselors manages separate accounts with a small cap orientation having investment objectives, policies and strategies that are substantially similar to the Armada Small Cap Core Fund.

The tables below show the annual returns and long-term performance record established by Investment Counselors while managing client accounts. Please note that the performance results shown are those of Investment Counselors and not the investment results of the Armada Small Cap Core Fund. The results are not intended to predict or suggest the return to be experienced by the Fund or the return an individual investor might achieve by investing in the Fund.

The Armada Small Cap Core Fund's results may be different from the composite performance figures shown due to, among other things, differences in fees and expenses. The composite performance figures reflect the deduction of all advisory fees and trading costs, but do not reflect custody fees, which are paid by clients directly. The overall expenses of the Sub-Adviser's client accounts are generally lower than those experienced by Fund shareholders and therefore, the performance of the Fund would generally be lower. The Fund's results also may be different because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the client accounts. In addition, the securities held by the Fund will not be identical to the securities held by these accounts.

Included for comparison purposes are performance figures of the Russell 2000 Index, an unmanaged market index. Investors cannot invest directly in the index. The returns of the Russell 2000 Index reflect the reinvestment of dividends and distributions, but do not reflect the deduction of any fees, expenses or taxes.

INVESTMENT COUNSELORS SMALL CAP EQUITY COMPOSITE PERFORMANCE RESULTS

----------------------------------------------------------------------------------------------------------------------
                                 ANNUAL
    YEAR                          TOTAL     RUSSELL      NUMBER      COMPOSITE   TOTAL ASSETS AT   PERCENTAGE    TOTAL
   (AS OF                        RETURN   2000 INDEX       OF       DISPERSION    END OF PERIOD      OF FIRM     FIRM
DECEMBER 31)                       (%)        (%)      PORTFOLIOS       (%)         (MILLIONS)       ASSETS     ASSETS
----------------------------------------------------------------------------------------------------------------------
    1994                           -3.9       -1.8          2          0.94           $26.0           0.28      $ 91.3
    1995                           26.0       28.4          2          0.00           $35.0           0.26      $136.4
    1996                           23.9       16.5          1          0.00           $41.0           0.08      $521.4
    1997                           27.9       22.3          2          0.00           $62.0           0.12      $512.2
    1998                            4.9       -2.6          3          0.32           $68.0           0.11      $592.1
    1999                           11.9       21.3          2          0.22           $65.4           0.11      $591.0
    2000                            3.4       -3.0          2          0.16           $36.4           0.07      $527.3
    2001                           -4.6        2.5          2          0.06           $34.5           0.09      $405.4
    2002                          -15.1      -20.5          3          0.15           $29.3           0.08      $350.9
    2003                           52.2       47.3          3          2.06           $ 2.4           0.01      $459.5

ANNUALIZED RETURNS (AS OF DECEMBER 31, 2003)

--------------------------------------------------------------------------------
                                    INVESTMENT COUNSELORS
                                 SMALL CAP EQUITY COMPOSITE   RUSSELL 2000 INDEX
--------------------------------------------------------------------------------
   1 Year                                   52.2%                    47.3%
   5 Year                                    7.4%                     7.1%
   10 Year                                  11.1%                     9.5%

NOTES:

1. Investment Counselors is an investment management firm that provides investment supervisory services to its clients. Investment Counselors is an equity, fixed income and balanced portfolio investment manager that invests solely in U.S.-based securities.

2. Investment Counselors has prepared and presented the above data in compliance with the AIMR Performance Presentation Standards
     (AIMR-PPS(TM)), the U.S. and Canadian version of Global Investment Performance Standards (GIPS(TM)). AIMR has not been involved in the preparation or review of this data or with Investment Counselors' claim of compliance. This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology which may produce different results.

3. The results shown above are of all discretionary, fee-paying accounts with investment objectives, policies and strategies substantially similar to those of the Armada Small Cap Core Fund and include both active and closed accounts.

4. Performance figures are presented net of investment management and brokerage fees, and are negatively affected by the amount of the fees. Investment Counselors' Small Cap Equity average weighted annual management fee is 0.50% of average net assets.

5. There have been no changes in personnel responsible for the investment management process of this composite and no alteration of the composite for any reason. No selective periods of performance have been utilized. Results from all accounts have been continuous from the first full month under Investment Counselors' management to present or last full month under Investment Counselors' management. Composites are valued on a monthly basis and are geometrically linked. Valuations and returns are computed and stated in U.S. Dollars and are computed using a time-weighted rate of return. The composite is asset weighted using beginning-of-period weightings. Accrual accounting is used for fixed income securities. Trade date is used for the valuation. Leverage and derivatives were not used in the portfolios included in the composite.

6. Investment Counselors' Small Cap Equity Composite was created on December 31, 1993. The composite is defined to include three (3) fee-paying, discretionary accounts over $500,000 that are managed according to the small cap equity strategy, and does not include wrap-fee accounts. As of December 31, 2003 the composite had $2.4 million in total assets. Investment Counselors' Small Cap Equity Composite results are of 40% of all Investment Counselors' small cap equity portfolios and represent less than 1% of Investment Counselors' total firm assets and of Investment Counselors' discretionary accounts. A complete list of composites and description of Investment Counselors' composites and presentations that adhere to the AIMR-PPS(TM) standards is available upon request by contacting Lisa Teter at LTETER@INVESTMENTCOUNSELORS.COM or by calling
     (314) 587-7734.

7. AIMR standard composites represent 100% of discretionary and 99.5% of total firm assets.

8. The dispersion of annual returns is measured by the standard deviation across asset-weighted portfolio returns represented with the composite for the full year.

9. Past performance is no guarantee of future results. Products and services offered by Investment Counselors are subject to investment risks, including the possible loss of the principal invested. Products and services offered by Investment Counselors are not insured by the FDIC and are not deposits or other obligations of National City Bank, and are not guaranteed by National City Bank.

PRIOR PERFORMANCE INFORMATION FOR THE EQUITY INVESTMENT MANAGEMENT TEAM

The principal portfolio managers of the Equity Investment Management Team are Lawrence E. Eakin, Jr. and Christopher H. Wiles, CFA. They have the primary responsibility for the day-to-day management of the Large Cap Core Equity and Large Cap Growth Funds. The Equity Investment Management Team has substantial experience in managing investment companies that focus on large cap issuers. While employed at Strong Capital Management, Inc. and Rockhaven Asset Management, LLC, the Equity Investment Management Team was solely responsible for managing two mutual funds each with a large cap orientation having investment objectives, policies and strategies that are substantially similar, respectively, to the Armada Large Cap Core Equity Fund (the "Similar Core Equity Fund") and Armada Large Cap Growth Fund (the "Similar Growth Fund" and together with the Similar Core Equity Fund, the "Similar Funds").

Before joining the Equity Investment Management Team at Armada, Lawrence E. Eakin Jr. co-managed the Similar Growth Fund and Similar Core Equity Fund (each as defined below). Mr. Eakin joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Eakin served as Rockhaven's director of research since he joined the firm in February 1997. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since 2001. Mr. Eakin received his bachelor's degree in computer application information systems from Clarion University in 1986 and his master's degree in investment finance from Duquesne University in 1993.

Before joining the Equity Investment Management Team at Armada, Christopher H. Wiles, CFA co-managed the Similar Growth Fund and Similar Core Equity Fund and has earned the right to use the Chartered Financial Analyst designation. Mr. Wiles joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Wiles was the President and Founder of Rockhaven, an investment advisory firm. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since their inception in November 1997. He received his associate's degree in finance at Penn State University in 1979, his bachelor's degree in finance at Youngstown State University in 1982, and his master's of business administration degree from Cleveland State University in 1984.

The bar charts and the performance tables below show the returns for Class A Shares of the Similar Core Equity Fund and Investor Class Shares of the Similar Growth Fund for certain periods ended December 31, 2003. The information also provides some indication of the risks of investing in the Similar Funds by showing how each Similar Fund's average annual returns, which reflect Similar Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. The information assumes reinvestment of all dividends and distributions.

Please keep in mind that the past performance of each Similar Fund, before and after taxes, does not represent how the Funds will perform. Returns of the Funds may differ from those of the Similar Funds due, among other things, to differences in operating expenses between the Similar Funds and the respective Funds.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Investor Class -
Similar Growth Fund         14.83%  52.14%(1)   3.35%    -8.97%  -18.09%  25.41%

Class A -
Similar Core Equity Fund    11.88%  24.84%     -1.46%   -10.72%  -14.44%  22.93%
--------------------------------------------------------------------------------
                             1998    1999       2000     2001     2002     2003

(1) The Investor Class -- Similar Growth Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

FUND NAME                             BEST QUARTER RETURN   WORST QUARTER RETURN
--------------------------------------------------------------------------------
Similar Growth Fund                   29.98% (4th Q 1999)   -13.18% (2nd Q 2002)

Similar Core Equity Fund              19.95% (4th Q 1999)   -13.18% (2nd Q 2002)


                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 12-31-03

FUND/INDEX                                           1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------------------------
SIMILAR CORE EQUITY FUND(1)

Class A

   Return Before Taxes                               14.68%    1.72%     3.75%

   Return After Taxes on Distributions               14.64%    0.63%     2.75%

   Return After Taxes on Distributions
   And Sale of Fund Shares                            9.57%    0.95%     2.73%
--------------------------------------------------------------------------------
S&P 500 Index(2) (reflects no deduction
for fees, expenses, or taxes)                        28.67%   -0.57%     4.29%
--------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3)
(reflects no deduction for fees, expenses,
or taxes)                                            24.80%   -1.08%     3.83%
--------------------------------------------------------------------------------

SIMILAR GROWTH FUND(5)

Investor Class
   Return Before Taxes                               24.16%    8.01%     9.06%

   Return After Taxes on Distributions               24.13%    6.41%     7.58%

   Return After Taxes on Distributions
   And Sale of Fund Shares                           15.70%    6.01%     7.02%
--------------------------------------------------------------------------------
S&P 500 Index(2) (reflects no
deduction for fees, expenses,
or taxes)                                            28.67%   -0.57%     4.29%
--------------------------------------------------------------------------------
Russell 1000 Growth Index(4)
(reflects no deduction for fees,
expenses, or taxes)                                  29.75%   -5.11%     1.49%
--------------------------------------------------------------------------------
Lipper Large Cap Core
Funds Index(3) (reflects no
deduction for fees, expenses,
or taxes)                                            24.80%   -1.08%     3.83%
--------------------------------------------------------------------------------

(1) The Similar Core Equity Fund, the Strong Advisor Large Company Core Fund, commenced operations on November 3, 1997.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

(3) The Lipper Large Cap Core Funds Index is the average of the 30 largest funds in the Lipper category.

(4) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Similar Growth Fund, the Strong Large Company Growth Fund, commenced operations on November 3, 1997.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Unlike the bar chart, the performance table reflects the impact of the maximum initial sales charge, which was first charged on November 30, 2000 for the Similar Core Equity Fund. No sales charge is imposed on reinvested dividends and distributions. The Similar Growth Fund does not impose any sales charges on purchases.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal period ended May 31, 2004.


                                                                                          ADVISORY FEES PAID AS
                                                                                         A PERCENTAGE OF AVERAGE
                                                                                     NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                        MANAGEMENT TEAM                           ENDED MAY 31, 2004
-------------------------------------------------------------------------------------------------------------------
International Equity Fund        International Equity Investment Management Team                1.15%
-------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund              Equity Investment Management Team                       0.75%
-------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                   Equity Investment Management Team                       0.75%
-------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                Value Equity Investment Management Team                     0.75%
-------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund           Small- and Mid-Growth Equity Investment Management Team           0.75%
-------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                 Mid-Value Equity Investment Management Team                  0.75%
-------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                    Quantitative Analysis Management Team                     0.20%
-------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund                  Core Equity Investment Management Team,
                                       Investment Counselors (sub-adviser)                      1.00%(1)
-------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund         Small- and Mid-Growth Equity Investment Management Team           1.00%
-------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund              Small Value Equity Investment Management Team                 1.00%
-------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund              Asset Allocation  Management Team                       0.00%
-------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund                Asset Allocation  Management Team                       0.75%
-------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund            Asset Allocation  Management Team                       0.00%
-------------------------------------------------------------------------------------------------------------------
Bond Fund                              Taxable Fixed Income Management Team                     0.55%
-------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund               Taxable Fixed Income Management Team                     0.40%
-------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                 Taxable Fixed Income Management Team                     0.40%
-------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund             Taxable Fixed Income Management Team                     0.35%
-------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund            Taxable Fixed Income Management Team                     0.40%
-------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                  Taxable Fixed Income Management Team                     0.20%
-------------------------------------------------------------------------------------------------------------------
Money Market Fund                      Taxable Money Market Management Team                     0.25%
-------------------------------------------------------------------------------------------------------------------


(1) THE SMALL CAP CORE FUND DID NOT COMMENCE OPERATIONS UNTIL APRIL 2, 2004. THE FEE SHOWN REPRESENTS THE CONTRACTUAL ADVISORY FEE RATE THAT THIS FUND IS OBLIGATED TO PAY THE ADVISER.

--------------------------------------------------------------------------------
NAME                                   BUSINESS EXPERIENCE
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INVESTMENT MANAGEMENT TEAM
--------------------------------------------------------------------------------
David F. Cooley, CFS, CPA              Leadership responsibility for the
Senior Director of International       International Equity investment style.
Equity Investment
Years with the Adviser: 5 years        Mr. Cooley originally joined the Adviser
Industry experience: 17 years          in 1996 and served as Portfolio Manager
                                       on the Armada International Equity Fund
                                       from its inception through early
                                       2000. Most recently, he served as
                                       Managing Director for Global Equity at
                                       J&W Seligman until rejoining National
                                       City in 2003.
--------------------------------------------------------------------------------
Martin Schulz                          Responsible for day-to-day management of
Director of International Equity       the style.
Investment
Years with the Adviser: 7 years        Mr. Schulz has been with the Adviser for
Industry experience: 10 years          seven years.
--------------------------------------------------------------------------------
EQUITY INVESTMENT MANAGEMENT TEAM
--------------------------------------------------------------------------------
Christopher A. Wiles, CFA              Shared responsibility for overall
Managing Senior Director for Core      management of the Fund and decision
and Growth Equity                      making on securities entering and leaving
Years with the Adviser: 1 year         the portfolios.
Industry experience: 19 years
                                       Mr. Wiles joined the Adviser in 2004. Mr.
                                       Wiles founded Rockhaven Asset Management
                                       in 1997. In 2002, Rockhaven was acquired
                                       by Strong Capital Management, Inc. where
                                       he served as Senior Portfolio Manager
                                       until joining the Adviser.
--------------------------------------------------------------------------------
Lawrence E. Eakin, Jr.                 Shared responsibility for overall
Senior Director of Large Cap Growth    management of the Fund and decision
Equity                                 making on securities entering and leaving
Years with the Adviser: 1 year         the portfolios.
Industry experience: 9 years
                                       Mr. Eakin joined the Adviser in 2004.
                                       From 2002 to 2004, he was a Co-Portfolio
                                       Manager of the Strong Large Company Core
                                       Fund and Large Company Growth Fund at
                                       Strong Capital Management, Inc. Prior to
                                       that time, he was with Rockhaven Asset
                                       Management.
--------------------------------------------------------------------------------
Michael J. Halloran, CFA               Responsible for sector analysis.
Large Cap Growth Equity Analyst
Years with the Adviser: 1 year         Mr. Halloran joined the Adviser in 2004.
Industry experience: 5 years           He worked at Strong Capital Management,
                                       Inc. as an equity analyst from 2002 to
                                       2004. Prior to that time, he worked at
                                       Rockhaven Asset Management as an equity
                                       analyst.
--------------------------------------------------------------------------------
Joe Famoso                             Responsible for analysis in the finance,
Analyst                                industrial and basic materials sectors.
Years with the Adviser: 1 year
Industry experience: 7 years           Prior to joining the Adviser in 2004,
                                       Mr. Famoso served as an analyst with
                                       Mellon Equity Associates. From November
                                       2000 through February 2004, he worked at
                                       Strong Capital Management, Inc.
--------------------------------------------------------------------------------
MID-VALUE EQUITY INVESTMENT MANAGEMENT TEAM
--------------------------------------------------------------------------------
Michael E. Santelli, CFA, CPA          Mr. Santelli is responsible for
Senior Director for Value Equity       management of the Armada Mid Cap Value
Investment                             Fund.
Years with the Adviser: 9 years
Industry experience: 14 years          Mr. Santelli has been with the Adviser
                                       for 9 years.
--------------------------------------------------------------------------------
Alex L. Vallecillo, CFA                Mr. Vallecillo is responsible for
Senior Portfolio Manager               management of the Armada Mid Cap Value
Years with the Adviser: 9 years        Fund.
Industry experience: 10 years
                                       Mr. Vallecillo joined the Adviser in
                                       1996.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME                                   BUSINESS EXPERIENCE
--------------------------------------------------------------------------------
VALUE EQUITY INVESTMENT MANAGEMENT TEAM
--------------------------------------------------------------------------------
Michael J. Chren, CFA                  Leadership responsibility for the Armada
Senior Director for Value Investment   Large Cap Value Fund.
Years with the Adviser: 1 year
Industry experience: 19 years          Most recently worked with INVESCO Capital
                                       Management where he served as Partner/
                                       Senior Portfolio Manager. Prior to that,
                                       he served as Senior Portfolio Manager
                                       with DePrince, Race and Zollo.
--------------------------------------------------------------------------------
Edward A. Johnson                      Day-to-day analysis of current and
Equity Analyst                         potential equity investments.
Years with the Adviser: 1 year
Industry experience: 5 years
--------------------------------------------------------------------------------
SMALL- AND MID-GROWTH EQUITY INVESTMENT MANAGEMENT TEAM
--------------------------------------------------------------------------------
Jon Scharlau, CFA                      Mr. Scharlau has overall responsibility
Senior Portfolio Manager               for the portfolio management of the
Years with the Adviser: 2 years        Armada Small Cap Growth and Mid Cap
Industry experience: 13 years          Growth Funds.


                                       Mr. Scharlau joined the Adviser in 2002.
                                       Previously, he served as a Senior
                                       Research Analyst for U.S. Bank Corp.
--------------------------------------------------------------------------------
Chris Staneluis                        Mr. Staneluis is responsible for analysis
Portfolio Manager                      of current and potential equity
Years with the Adviser: 2 years        investments for the Small Cap Growth and
Industry experience: 6 years           Mid Cap Growth Funds.

                                       Prior to joining the Adviser in 2002,
                                       Mr. Staneluis was a research associate
                                       with MidWest Research Association.
--------------------------------------------------------------------------------
QUANTITATIVE ANALYSIS MANAGEMENT TEAM
--------------------------------------------------------------------------------
Mark Koenig, CFA                       Day-to-day responsibility for the S&P
Director of Quantitative Analysis      Index Fund.
Years with the Adviser: 6 years
Industry experience: 9 years           Mr. Koenig joined the Adviser in 1998.
--------------------------------------------------------------------------------
Rita Ontko                             Ms. Ontko is responsible for analytical
Quantitative Analyst                   support of the Fund models.
Years with the Adviser: 8 years
Industry experience: 11 years          Ms. Ontko joined the Adviser in 1996.
--------------------------------------------------------------------------------
Michael Wayton                         Mr. Wayton is responsible for day-to-day
Quantitative Analyst                   management of the Armada S&P 500 Index
Years with the Adviser: 4 years        Fund.
Industry experience: 7 years
                                       Prior to joining the Adviser in 2000,
                                       Mr. Wayton was a Senior Portfolio
                                       Management Assistant with National City
                                       Corporation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME                                   BUSINESS EXPERIENCE
--------------------------------------------------------------------------------
ASSET ALLOCATION MANAGEMENT TEAM
--------------------------------------------------------------------------------
Donald L. Ross                         Mr. Ross is responsible for decisions on
President and Chief Investment         asset allocations for the three asset
Officer                                allocation funds.
Years with the Adviser: 10 years
Industry experience: 17 years          Mr. Ross has been with the Adviser since
                                       1995.
--------------------------------------------------------------------------------
Mark Koenig, CFA                       Mr. Koenig manages asset allocation model
Director of Quantitative Analysis      development and analysis.
Years with the Adviser: 6 years
Industry experience: 9 years           Mr. Koenig joined the Adviser in 1998.
--------------------------------------------------------------------------------
Rita Ontko                             Ms. Ontko monitors operation execution
Quantitative Analyst                   and cash for the funds.
Years with the Adviser: 8 years
Industry experience: 11 years          Ms. Ontko joined the Adviser in 1996.
--------------------------------------------------------------------------------
Vincent Zhou, CFA                      Mr. Zhou is responsible for asset
Quantitative Analyst                   allocation model development and
Years with the Adviser: 1 year         analysis.
Industry experience: 6 years
                                       Prior to joining the Adviser in 2003, he
                                       served as a consultant to Egan-Jones
                                       Rating Company. He also worked as an
                                       Investment Analyst for 1838 Investment
                                       Advisors.
--------------------------------------------------------------------------------
SMALL VALUE EQUITY INVESTMENT MANAGEMENT TEAM
--------------------------------------------------------------------------------
Richard A. Giesen, Jr.                 Mr. Giesen is primarily responsible for
Senior Director of Small Cap Value     the management of the Armada Small Cap
Equity Investment                      Value Fund.
Years with the Adviser: 1 year
Industry experience: 18 years          Prior to joining the Adviser in 2003,
                                       Mr. Giesen was a Senior Portfolio Manager
                                       with Munder Capital Management.
--------------------------------------------------------------------------------
John P. Micklitsch                     Mr. Micklitsch is responsible for
Senior Portfolio Manager of Small      analysis of current and potential equity
Cap Value Equity Investment            investments for the Small Cap Value Fund.
Years with the Adviser: 1 year
Industry experience: 10 years          Prior to joining the Adviser in 2004, he
                                       was a Co-Manager and Senior Research
                                       Analyst at Fifth Third Asset Management
                                       (2003-2004). Prior Research Analyst and
                                       Head Equity Trader at Robert E. Torray &
                                       Co. Inc. (1996-2003).
--------------------------------------------------------------------------------
CORE EQUITY INVESTMENT MANAGEMENT TEAM, ALLEGIANT INVESTMENT COUNSELORS (SUB-ADVISER)
--------------------------------------------------------------------------------
Gordon A. Johnson                      Mr. Johnson has overall responsibility
President and Chief Investment         for the team's investment operations.
Officer - Allegiant Investment
Counselors                             Mr. Johnson has been with Investment
Years with the Adviser: 1 year         Counselors, sub-adviser for the Armada
Industry experience: 20 years          Small Cap Core Fund, since 1985.
--------------------------------------------------------------------------------
James E. Mineman                       Mr. Mineman is responsible for
Director of Equity Research            coordinating the equity research process
Years with the Adviser: 1 year         for the Armada Small Cap Core Fund.
Industry experience: 11 years
                                       Mr. Mineman has been with Investment
                                       Counselors, sub-adviser for the Armada
                                       Small Cap Core Fund, since 1994.
--------------------------------------------------------------------------------
Peter A. Roy                           Mr. Roy is responsible for implementing
Vice President, Portfolio Manager      and managing the investment philosophy.
Years with the Adviser: 1 year
Industry experience: 2 years           Prior to joining Investment Counselors in
                                       2003, Mr. Roy was a portfolio manager for
                                       Allegiant Trust Company.
--------------------------------------------------------------------------------
Lisa A. Teter                          Ms. Teter is responsible for portfolio
Vice President, Portfolio Manager      management and trading for the Armada
Years with the Adviser: 1 year         Small Cap Core Fund.
Industry experience: 11 years
                                       Ms. Teter has been with Investment
                                       Counselors, sub-adviser for the Armada
                                       Small Cap Core Fund, since 1994.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME                                   BUSINESS EXPERIENCE
--------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
--------------------------------------------------------------------------------
Andrew Harding                         Mr. Harding has primary responsibility
Senior Director for Taxable Fixed      for taxable fixed income strategy and
Income Investments                     performance at the Adviser.
Years with the Adviser: 4 years
Industry experience: 24 years          Prior to joining the Adviser in
                                       2000, Mr. Harding was a portfolio manager
                                       with McDonald Investments.
--------------------------------------------------------------------------------
Cynthia D. Cole                        Ms. Cole is primarily responsible for
Director of Corporate Bond             analyzing and recommending corporate
Investment                             sector investments.
Years with the Adviser: 6 years
Industry experience: 20 years          Ms. Cole has been with the Adviser since
                                       1999.
--------------------------------------------------------------------------------
Timothy Compan, Jr., CFA               Mr. Compan has responsibility for fixed
Senior Debt Securities Analyst         income security credit analysis.
Years with the Adviser: 2 years
Industry experience: 5 years           Prior to joining the Adviser in
                                       2003, Mr. Compan managed a risk analysis
                                       group at Goldman, Sachs & Company.
--------------------------------------------------------------------------------
Matthew Downing                        Mr. Downing has responsibility for fixed
Fixed Income Analyst                   income security and portfolio research.
Years with the Adviser: 3 years
Industry experience: 4 years           Prior to joining the Adviser in
                                       2001, Mr. Downing was a consultant with
                                       FutureNext Consulting.
--------------------------------------------------------------------------------
Mark Lozina, CFA                       Mr. Lozina has day-to-day responsibility
Fixed Income Analyst                   for fixed income security and portfolio
Years with the Adviser: 2 years        research.
Industry experience: 9 years
                                       Prior to joining the Adviser in 2002,
                                       Mr. Lozina was with National City
                                       Corporation's Equity Sponsor Group.
--------------------------------------------------------------------------------

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class R Shares of the Funds. The Funds may accept or reject any purchase order.

     CLASS R SHARES

     o    NO FRONT-END SALES CHARGE

     o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

     o    12B-1 FEES UP TO 0.60% OF NET ASSETS

     o    NO MINIMUM INITIAL INVESTMENT FOR QUALIFIED PLANS AND THEIR
          PARTICIPANTS

     o    MINIMUM INITIAL INVESTMENT OF $250 FOR INDIVIDUAL INVESTORS

     o MAXIMUM INITIAL OR SUBSEQUENT INVESTMENT OF $1 MILLION FOR INDIVIDUAL INVESTORS

     o    $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

     o    DOES NOT CONVERT TO ANY OTHER SHARE CLASS

Class R Shares are generally intended for tax-advantaged investments, including qualified retirement plans (such as 401(k) plans), individual retirement accounts, and tax-advantaged non-retirement accounts (such as Coverdell Education Savings Accounts). Class R Shares may also be available to certain institutional investors (such as charitable or endowment funds) and certain non-qualified retirement plans.

From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

The Adviser will monitor each Fund's asset size and, subject to approval by Armada's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

RETIREMENT PLAN PARTICIPANTS

If you buy, sell or exchange shares through a retirement plan, the procedures for buying, selling and exchanging shares and account features and policies may be different than those described in this prospectus. Plan participants should contact your plan sponsor or administrator for information regarding procedures for investing in the Funds.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

Armada has imposed limitations on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Fund's procedures, the Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions -- a fund purchase followed shortly by a corresponding sale (redemption or exchange) -- during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Armada's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of the Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

o    Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o    Limit the amount of any exchange

Armada reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days notice before any material change to the exchange privilege is made.

HOW TO PURCHASE FUND SHARES

                              NEW ACCOUNT SET UP                                ADDING TO AN EXISTING ACCOUNT
-------------------------------------------------------------------------------------------------------------------
INTERNET                      Visit our site and click on "Open an Account      You may place your purchase order
WWW.ARMADAFUNDS.COM           Online." Or log on to our on line Forms Center    on our Web Site using your
                              to print or complete an application on line.      established banking instructions
                              Mail the application to the address below.        for payment. To authorize this
                              Unless you arrange to pay by wire or ACH, write   service, please complete an Account
                              your check, payable in U.S. dollars, to "Armada   Change Form or call 1-800-622-FUND
                              Funds (Fund name)." Armada cannot accept          (3863).
                              third-party checks, starter checks, credit
                              cards, credit card checks, cash or cash
                              equivalents (i.e., cashier's check, bank draft,
                              money order or traveler's check).
-------------------------------------------------------------------------------------------------------------------
TELEPHONE                     Call our Investor Services Line to obtain an      Call our Investor Services Line to
1-800-622-FUND (3863)         application.                                      purchase additional shares. To
                                                                                authorize this service, please
                                                                                complete an Account Change Form or
                                                                                call 1-800-622-FUND (3863).
-------------------------------------------------------------------------------------------------------------------
MAIL                          Complete an application and mail it along with    Make your check payable to "Armada
                              a check payable, in U.S. dollars, to "Armada      Funds (Fund Name)." Please include
                              Funds (Fund Name)."                               your account number on your check
                                                                                and mail it to the address at the
                                 Armada Funds                                   left.
                                 P.O. Box 8421,
                                 Boston, MA 02266-8421

                              For overnight delivery mail to:

                                 Boston Financial Data Services
                                 Attn: Armada Funds
                                 66 Brooks Drive,
                                 Braintree, MA 02184

                              Armada cannot accept third-party checks,
                              starter checks, credit cards, credit card
                              checks, cash or cash equivalents (i.e.,
                              cashier's check, bank draft, money order or
                              traveler's check).
-------------------------------------------------------------------------------------------------------------------
AUTOMATED CLEARING HOUSE      Complete "Bank, Wire & Electronic Funds           A Planned Investment Program can be
("ACH")                       Transfer Instructions" section of the             set up to automatically purchase
                              application to have funds directly transferred    shares on designated dates during
                              from a bank account. A primary and secondary      the month. Please see "Planned
                              account may be established. Please note all       Investment Program" below.
                              electronic transfers will be on the primary
                              account unless notified otherwise. Any changes
                              in these instructions must be made in writing
                              to Armada Funds with a signature guarantee.
-------------------------------------------------------------------------------------------------------------------
PLANNED INVESTMENT            With a $50 minimum initial investment and if      With current account information on
PROGRAM                       you have a checking or savings account with a     your account, participation in the
                              bank, you may purchase Class R Shares             program can be arranged via the
                              automatically through regular deductions from     Internet or by calling
                              your account in amounts of at least $50 per       1-800-622-FUND (3863).
                              month per account.
                                                                                For existing accounts, without
                              You may arrange for participation in this         account information, participation
                              program when a new account is established.        can be arranged by completing an
                                                                                Account Change Form with banking
                                                                                information. This form must include
                                                                                a signature guarantee by a bank or
                                                                                other financial institution.
-------------------------------------------------------------------------------------------------------------------
WIRE                          To purchase shares by wire, call 1-800-622-FUND   Call 1-800-622-FUND (3863) prior to
                              (3863) to set up your account to accommodate      sending the wire in order to obtain
                              wire transactions and to receive a wire control   a confirmation number and to ensure
                              number to be included in the body of the wire.    prompt and accurate handling of
                              Ask your bank to transmit immediately available   funds. Ask your bank to transmit
                              funds by wire in the amount of your purchase      immediately available funds by wire
                              to:                                               as described at the left. Please
                                                                                include your account number.
                                 State Street Bank and Trust Company
                                 ABA #011000028                                 Armada and its transfer agent are
                                 Account 99052755 Credit Armada Funds           not responsible for the
                                 (Account Registration)                         consequences of delays resulting
                                 (Account Number)                               from the banking or Federal Reserve
                                 (Wire Control Number)                          Wire system, or from incomplete
                                                                                wiring instructions.
                              Note: Your bank may charge you a fee for this
                              service.

                              Armada and its transfer agent are not
                              responsible for the consequences of delays
                              resulting from the banking or Federal Reserve
                              Wire system, or from incomplete wiring
                              instructions.
-------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY        Contact your financial consultant. Please note,   Contact your financial consultant.
                              your financial consultant or institution may      Please note, your financial
                              charge a fee for its services.                    consultant or institution may
                                                                                charge a fee for its services.
-------------------------------------------------------------------------------------------------------------------

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Armada may authorize certain financial intermediaries to accept, on behalf of Armada, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value per share (NAV) next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Armada within the time period agreed upon.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

With respect to the Money Market Fund, to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and immediately available funds before 3:30 p.m. Eastern time that day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.

The Money Market Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. A Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund (including investments in Underlying Armada Funds by the Aggressive Allocation Fund and Conservative Allocation Fund) are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES

If you sell your Class R Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.75% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after Armada receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class R Shares of one Fund for Class R Shares of another Armada Fund.

When an investor redeems Class R Shares, they are redeemed first from those Class R Shares that are not subject to the deferred sales load (i.e., Class R Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class R Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class R Shares for the following reasons:

o    redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o    redemptions by a settlor of a living trust;

o redemptions effected pursuant to Armada's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o    return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;

o    exchanges of Class R Shares for Class R Shares of another Armada Fund;

o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class R Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

HOW TO SELL YOUR FUND SHARES

Holders of Class R Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ARMADAFUNDS.COM
The minimum amount for an Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 76 "How to Purchase Fund Shares").

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class R Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution to redeem your shares. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Armada.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less any applicable deferred sales charge. See "Contingent Deferred Sales Charges" on page 78 for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND


We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for other than customary weekend and holiday closings;

(c)  the SEC has by order permitted such suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange Class R Shares of one Armada Fund for Class R Shares of another Armada Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern Time.

INTERNET
WWW.ARMADAFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

     Armada Funds
     P.O. Box 8421
     Boston, MA 02266-8421

For overnight delivery mail to:

     Boston Financial Data Services
     Attn: Armada Funds
     66 Brooks Drive
     Braintree, MA 02184

The minimum exchange amount is $500.

SYSTEMATIC EXCHANGE PROGRAM

You can exchange Class R Shares of the Armada Money Market Fund for Class R Shares of any other Armada Fund automatically, at periodic intervals. The minimum exchange amount is $50.

If you would like to enter into a systematic exchange program concerning Class R Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class R Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class R Shares, as a percentage of average daily net assets, are 0.60% with respect to each Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:


     Armada International Equity Fund
     Armada Large Cap Growth Fund*
     Armada Mid Cap Growth Fund*
     Armada Mid Cap Value Fund
     Armada Small Cap Core Fund
     Armada Small Cap Growth Fund
     Armada Small Cap Value Fund


*    EFFECTIVE JANUARY 1, 2005

The following Funds distribute income quarterly:


     Armada Large Cap Core Equity Fund
     Armada Large Cap Value Fund
     Armada S&P 500 Index Fund
     Armada Aggressive Allocation Fund
     Armada Balanced Allocation Fund


The following Funds distribute income monthly:

     Armada Conservative Allocation Fund
     Armada Bond Fund
     Armada Government Mortgage Fund
     Armada Intermediate Bond Fund
     Armada Limited Maturity Bond Fund
     Armada Total Return Advantage Fund
     Armada Ultra Short Bond Fund

The Armada Money Market Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Certain other distributions paid by the Funds to individual shareholders may also be taxable to you as long-term capital gain, subject to certain requirements. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that are qualifying dividends may be reduced as a result of a Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend. In general, long-term capital gains and dividends are taxed at a maximum rate of 15%. Fund distributions attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2004, the withholding rate is 28%.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

Class R Shares are new and have either no performance history or a limited performance history. The Class R Shares of the Mid Cap Growth, Small Cap Value, Aggressive Allocation, Balanced Allocation, Conservative Allocation, Bond, Intermediate Bond, Ultra Short Bond and Money Market Funds have no performance history. For this reason, the tables that follow present performance information about Class I Shares of the Ultra Short Bond Fund and Class A Shares of each other Fund. Class R Shares of the International Equity, Large Cap Core Equity, Large Cap Growth, Large Cap Value, Mid Cap Value, S&P 500 Index, Small Cap Core, Small Cap Growth, Government Mortgage, Limited Maturity Bond and Total Return Advantage Funds commenced investment operations during 2003 and 2004. Accordingly, the following tables present Class R Shares performance information for these Funds.

This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose reports, along with each Fund's financial statements, is included in the annual reports dated May 31, 2004 and is incorporated by reference into the Statement of Additional Information.

In June 2000, the Parkstone Bond, U.S. Government Income and Mid Capitalization Funds were reorganized into the Armada Bond, Government Mortgage and Mid Cap Growth Funds. In connection with this reorganization, each of these Armada Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund.


You can obtain the Funds' annual reports, which contain more performance information, at no charge by calling 1-800-622-FUND (3863).

                                                            FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



                                                                    DISTRIBUTIONS
          NET ASSET                    REALIZED AND     DIVIDENDS      FROM NET
            VALUE,         NET          UNREALIZED      FROM NET       REALIZED      NET ASSET
          BEGINNING     INVESTMENT     GAIN (LOSS)    INVESTMENT      CAPITAL      VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS     INCOME         GAINS         OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------------------------------
CLASS R
2004(2)      $8.21      $(0.02)(1)        $ 1.91         $(0.16)       $(0.00)        $ 9.94      23.03%
--------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
--------------------------------------------------------------------------------------------------------
CLASS R
2004(2)      $9.74       $0.03(1)          $1.02         $(0.04)       $(0.00)        $10.75      10.84%
--------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------
CLASS R
2004(2)     $17.38      $(0.13)(1)         $1.24         $(0.04)       $(0.00)        $18.45       6.41%
--------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------------------------------
CLASS R
2004(2)     $14.54       $0.11(1)          $1.85         $(0.13)       $(0.00)        $16.37      13.49%
--------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004         $5.48      $(0.06)(1)         $0.90         $(0.00)       $(0.00)         $6.32      15.33%
2003          6.26       (0.06)(1)         (0.72)         (0.00)        (0.00)          5.48     (12.46)
2002          7.80       (0.08)(1)         (1.46)         (0.00)        (0.00)          6.26     (19.74)
2001         15.53       (0.10)(1)         (3.09)         (0.00)        (4.54)          7.80     (24.23)
2000         14.10       (0.15)(1)          6.23          (0.00)        (4.65)         15.53      51.48
--------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
--------------------------------------------------------------------------------------------------------
CLASS R
2004(2)     $10.55      $(0.05)(1)         $2.20         $(0.05)       $(0.23)        $12.42      20.59%
--------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
--------------------------------------------------------------------------------------------------------
CLASS R
2004(2)      $8.51       $0.06(1)          $1.12         $(0.06)       $(0.00)         $9.63      13.84%

                                                       RATIO         RATIO OF NET
                                     RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE     TO AVERAGE    (BEFORE FEE       (BEFORE FEE       TURNOVER
           YEAR (000)  NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE
------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------
CLASS R
2004(2)        $281       1.98%         0.44%          1.98%             0.44%            117%
------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
------------------------------------------------------------------------------------------------
CLASS R
2004(2)        $420       1.49%         0.26%          1.49%             0.26%            124%
------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
------------------------------------------------------------------------------------------------
CLASS R
2004(2)        $301       1.49%        (0.59)%         1.49%            (0.59)%           144%
------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------
CLASS R
2004(2)        $491       1.48%         0.73%          1.48%             0.73%             47%
------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------
CLASS A
2004        $19,092       1.38%        (0.94)%         1.51%            (1.07)%           228%
2003         16,476       1.55         (1.17)          1.55             (1.17)             66
2002         19,943       1.52         (1.17)          1.52             (1.17)             68
2001         28,107       1.50         (0.88)          1.55             (0.93)            191
2000         46,183       1.54         (1.00)          1.54             (1.00)            110
------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
------------------------------------------------------------------------------------------------
CLASS R
2004(2)        $261       1.58%        (0.35)%         1.80%            (0.57)%            87%
------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
------------------------------------------------------------------------------------------------
CLASS R
2004(2)      $1,424       0.93%         0.73%          1.08%             0.58%              1%

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.


(2) INTERNATIONAL EQUITY, LARGE CAP CORE EQUITY, LARGE CAP GROWTH, LARGE CAP VALUE, MID CAP VALUE AND S&P 500 INDEX FUND CLASS R COMMENCED OPERATIONS ON JULY 31, 2003. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED




          NET ASSET                    REALIZED AND     DIVIDENDS    DISTRIBUTIONS
            VALUE,         NET          UNREALIZED       FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)     INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS      INCOME     CAPITAL GAINS     OF YEAR    RETURN+
----------------------------------------------------------------------------------------------------------
SMALL CAP CORE FUND
---------------------------------------------------------------------------------------------------------
CLASS A
2004(2)     $10.00      $(0.01)(1)        $(0.49)      $(0.00)          $(0.00)         $9.50     (5.00)%
---------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
---------------------------------------------------------------------------------------------------------
CLASS R
2004(3)      $8.13      $(0.11)(1)         $0.90       $(0.00)          $(0.00)         $8.92      9.72%
---------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------
CLASS A
2004        $17.04      $(0.04)(1)         $4.96       $(0.02)          $(0.52)        $21.42     28.96%
2003         20.03        0.03(1)          (2.11)       (0.07)(4)        (0.84)         17.04     (9.88)
2002         18.57        0.04(1)           3.29        (0.11)           (1.76)         20.03     19.31
2001         14.77        0.19              4.23        (0.21)           (0.41)         18.57     30.55
2000         13.31        0.27              1.38        (0.19)           (0.00)         14.77     12.59



---------------------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
---------------------------------------------------------------------------------------------------------
CLASS A
2004         $8.21       $0.03(1)          $1.00       $(0.03)          $(0.00)         $9.21     12.54%
2003          9.07        0.00(1)          (0.80)       (0.06)(6)        (0.00)          8.21     (8.73)
2002          9.95        0.08(1)          (0.83)       (0.13)(7)        (0.00)          9.07     (7.54)
2001(5)      10.00        0.02             (0.06)       (0.01)           (0.00)          9.95     (0.38)
---------------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
---------------------------------------------------------------------------------------------------------
CLASS A
2004         $8.45       $0.08(1)          $0.90       $(0.07)          $(0.00)         $9.36     11.67%
2003          9.02        0.11(1)          (0.55)       (0.13)           (0.00)          8.45     (4.80)
2002(8)       9.72        0.17(1)          (0.69)       (0.18)           (0.00)          9.02     (5.41)
2001         11.68        0.29             (0.46)       (0.24)           (1.55)          9.72     (1.92)
2000         10.31        0.23              1.35        (0.21)           (0.00)         11.68     15.48
---------------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND
---------------------------------------------------------------------------------------------------------
CLASS A
2004         $9.57       $0.15(1)          $0.41       $(0.13)          $(0.00)        $10.00      5.92%
2003          9.66        0.14(1)          (0.06)       (0.17)(10)       (0.00)          9.57      0.90
2002         10.04        0.24(1)          (0.36)       (0.26)           (0.00)          9.66     (1.21)
2001(9)      10.00        0.07              0.02        (0.05)           (0.00)         10.04      0.90


                                                       RATIO         RATIO OF NET
                                     RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE     TO AVERAGE    (BEFORE FEE       (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE
------------------------------------------------------------------------------------------------
SMALL CAP CORE FUND
------------------------------------------------------------------------------------------------
CLASS A
2004(2)        $241       1.56%        (0.92)%         1.56%            (0.92)%             4%
------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------
CLASS R
2004(3)        $168       1.70%        (1.62)%         1.70%            (1.62)%           340%
------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------
CLASS A
2004       $202,755       1.43%        (0.19)%         1.43%            (0.19)%           116%
2003        147,501       1.45          0.23           1.45              0.23             127
2002         43,052       1.41          0.29           1.41              0.29             106
2001         12,315       1.45          1.10           1.50              1.05             128
2000          9,727       1.46          1.72           1.52              1.66             120
------------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
------------------------------------------------------------------------------------------------
CLASS A
2004         $3,519       0.55%         0.36%          0.80%             0.11%             42%
2003          2,744       1.13         (0.02)          1.38             (0.27)             78
2002          2,744       1.37          0.90           1.62              0.65              40
2001(5)       2,500       0.63          0.85           1.01              0.47               5
------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
------------------------------------------------------------------------------------------------
CLASS A
2004        $16,900       1.23%         0.90%          1.23%             0.90%            230%
2003         16,515       1.34          1.38           1.34              1.38             171
2002(8)      16,664       1.25          1.88           1.25              1.88             106
2001         13,592       1.28          2.06           1.33              2.00             161
2000          3,965       1.26          1.95           1.32              1.89             182
------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND
------------------------------------------------------------------------------------------------
CLASS A
2004         $3,457       0.53%         1.46%          0.78%             1.21%             27%
2003          3,048       0.95          1.58           1.20              1.33              38
2002          2,689       1.27          2.43           1.52              2.18              27
2001(9)       2,522       0.62          2.95           1.00              2.57               5

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) SMALL CAP CORE FUND COMMENCED OPERATIONS ON APRIL 2, 2004. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(3) SMALL CAP GROWTH FUND CLASS R COMMENCED OPERATIONS ON JULY 31, 2003. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

(4) INCLUDES A TAX RETURN OF CAPITAL OF $(0.01) FOR CLASS A FOR SMALL CAP VALUE FUND.

(5) THE AGGRESSIVE ALLOCATION FUND CLASS A COMMENCED OPERATIONS ON MARCH 6, 2001. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

(6) INCLUDES A TAX RETURN OF CAPITAL OF $(0.06) FOR CLASS A FOR THE AGGRESSIVE ALLOCATION FUND.

(7) INCLUDES A TAX RETURN OF CAPITAL OF $(0.04) FOR CLASS A FOR THE AGGRESSIVE ALLOCATION FUND.

(8) AS REQUIRED, EFFECTIVE JUNE 1, 2001, BALANCED ALLOCATION FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.02%. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(9) THE CONSERVATIVE ALLOCATION FUND CLASS A COMMENCED OPERATIONS ON MARCH 6, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(10) INCLUDES A TAX RETURN OF CAPITAL OF $(0.03) FOR CLASS A FOR THE CONSERVATIVE ALLOCATION FUND.

                                                            FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED




          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
BOND FUND ++
--------------------------------------------------------------------------------------------------------
CLASS A
2004        $10.47       $0.37(1)         $(0.47)        $(0.37)       $(0.00)        $10.00     (0.96)%
2003          9.88       $0.46(1)           0.56          (0.43)        (0.00)         10.47     10.57
2002(2)       9.73        0.54(1)           0.14          (0.53)        (0.00)          9.88      7.13
2001          9.40        0.59              0.34          (0.60)        (0.00)          9.73     10.26
2000          9.95        0.57             (0.55)         (0.57)        (0.00)          9.40      0.05
--------------------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
--------------------------------------------------------------------------------------------------------
CLASS R
2004(3)      $9.30       $0.28            $(0.06)        $(0.31)       $(0.00)         $9.21      2.32%
--------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2004        $11.11       $0.34(1)         $(0.41)        $(0.34)       $(0.00)        $10.70     (0.60)%
2003         10.42        0.41(1)           0.69          (0.41)        (0.00)         11.11     10.71
2002         10.26        0.52(1)           0.16          (0.52)        (0.00)         10.42      6.78
2001          9.92        0.62              0.34          (0.62)        (0.00)         10.26      9.88
2000         10.41        0.61             (0.48)         (0.61)        (0.01)          9.92      1.25
--------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS R
2004(4)     $10.10       $0.16            $(0.10)        $(0.18)       $(0.00)         $9.98      0.58%
--------------------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
--------------------------------------------------------------------------------------------------------
CLASS R
2004(4)     $10.48       $0.29            $(0.04)        $(0.29)       $(0.24)        $10.20      2.39%
--------------------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS I
2004        $10.08       $0.16(1)         $(0.07)        $(0.17)       $(0.00)        $10.00      0.93%
2003(5)      10.00        0.09(1)           0.08          (0.09)        (0.00)         10.08      1.67

                                                    RATIO OF NET
                                     RATIO OF NET    OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF      INVESTMENT     TO AVERAGE     (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS        NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE     TO AVERAGE     (BEFORE FEE       (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS     NET ASSETS       WAIVERS)         WAIVERS)           RATE
-------------------------------------------------------------------------------------------------
BOND FUND ++
-------------------------------------------------------------------------------------------------
CLASS A
2004        $11,193       0.99%         3.61%           0.99%             3.61%            338%
2003         14,985       0.96          4.48            0.96              4.48             213
2002(2)       9,530       0.96          5.45            0.96              5.45              98
2001          8,944       0.97          6.14            1.02              6.09              73
2000         10,237       1.12          5.89            1.14              5.87             155
-------------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
-------------------------------------------------------------------------------------------------
CLASS R
2004(3)        $222       1.19%         3.76%           1.28%             3.67%            380%
-------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
-------------------------------------------------------------------------------------------------
CLASS A
2004        $13,662       0.84%         3.15%           0.99%             3.00%            164%
2003         11,250       0.83          3.76            0.98              3.61             129
2002          8,926       0.82          5.02            0.97              4.87             141
2001          8,172       0.84          6.09            1.04              5.89             133
2000          3,874       0.83          5.97            1.04              5.76             201
-------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
-------------------------------------------------------------------------------------------------
CLASS R
2004(4)        $141       1.07%         1.95%           1.17%             1.85%            136%
-------------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
-------------------------------------------------------------------------------------------------
CLASS R
2004(4)        $325       1.15%         3.30%           1.30%             3.15%            134%
-------------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
-------------------------------------------------------------------------------------------------
CLASS I
2004       $176,280       0.36%         1.54%           0.56%             1.34%            120%
2003(5)     129,599       0.26          1.81            0.58              1.49             239

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED, UNLESS OTHERWISE INDICATED. TOTAL RETURN EXCLUDES SALES CHARGE.

++ EFFECTIVE JUNE 9, 2000, THE PARKSTONE BOND FUND WAS MERGED INTO THE ARMADA BOND FUND. THE FINANCIAL HIGHLIGHTS FOR THE PERIODS PRIOR TO JUNE 9, 2000 REFLECT THE PERFORMANCE HISTORY OF THE PARKSTONE BOND FUND. THE NET ASSET VALUES AT THE BEGINNING OF EACH PERIOD AND THE CHANGES IN NET ASSET VALUES, INCLUDING THE NET ASSET VALUES AT THE END OF EACH PERIOD LISTED HAVE BEEN RESTATED TO REFLECT THE CONVERSION RATE OF .9725738 FOR CLASS A ON THE DATE OF THE REORGANIZATION.


(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) AS REQUIRED, EFFECTIVE JUNE 1, 2001, BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THIS RESULTED IN A $0.01 INCREASE IN NET INVESTMENT INCOME PER SHARE AND A $0.01 DECREASE IN REALIZED AND UNREALIZED GAINS (LOSSES) PER SHARE FOR THE YEAR ENDED MAY 31, 2002. THE EFFECT OF THIS CHANGE ALSO RESULTED IN AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.06% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(3) GOVERNMENT MORTGAGE FUND CLASS R COMMENCED OPERATIONS ON AUGUST 1, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(4) LIMITED MATURITY BOND FUND AND TOTAL RETURN ADVANTAGE FUND CLASS R COMMENCED OPERATIONS ON JULY 31, 2003. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.


(5) ULTRA SHORT BOND FUND (FORMERLY SHORT DURATION BOND FUND) CLASS I COMMENCED OPERATIONS ON DECEMBER 2, 2002. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                 DIVIDENDS
            VALUE,        NET       FROM NET     NET ASSET
          BEGINNING   INVESTMENT   INVESTMENT   VALUE, END    TOTAL
           OF YEAR      INCOME       INCOME       OF YEAR    RETURN
-------------------------------------------------------------------
MONEY MARKET FUND
-------------------------------------------------------------------
CLASS A
2004        $1.00     $(0.00)(2)     $(0.00)       $1.00      0.43%
2003         1.00       0.01(1)       (0.01)        1.00      0.94
2002         1.00       0.02(1)       (0.02)        1.00      2.16
2001         1.00       0.06          (0.06)        1.00      5.74
2000         1.00       0.05          (0.05)        1.00      5.25

                                                      RATIO         RATIO OF NET
                                    RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF     INVESTMENT    TO AVERAGE     (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES       INCOME       NET ASSETS       NET ASSETS
            END OF     TO AVERAGE    TO AVERAGE    (BEFORE FEE       (BEFORE FEE
          YEAR (000)   NET ASSETS    NET ASSETS      WAIVERS)          WAIVERS)
-----------------------------------------------------------------------------------
MONEY MARKET FUND
-----------------------------------------------------------------------------------
CLASS A
2004        $902,676      0.68%         0.43%         0.78%            0.33%
2003       1,097,776      0.65          0.94          0.75             0.84
2002       1,763,870      0.65          2.08          0.75             1.98
2001       2,030,360      0.58          5.58          0.73             5.43
2000       1,717,661      0.55          5.14          0.71             4.98

(1)  PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

                                      NOTES

                                      NOTES

                                      NOTES

                               INVESTMENT ADVISER
                   National City Investment Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114

                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                                                               BOARD OF TRUSTEES
================================================================================

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Commercial Metals Company
Strategic Distribution, Inc.

HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
   National City Corporation
Chairman and Chief Executive
   Officer, NatCity Investments, Inc.

JOHN G. BREEN
Retired Chairman and CEO,
   The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
   Executive Officer, Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of
   Finance and Dean Emeritus,
   Gatton College of Business and Economics,
   University of Kentucky

GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation

KATHLEEN A. OBERT
Chairman and Chief Executive Officer
   Edward Howard & Co.

J. WILLIAM PULLEN
President and Chief Executive Officer,
   Whayne Supply Company

The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

                                                               [LOGO]
                                                                  ARMADA(R)
                                                                     FUNDS

                                                             WWW.ARMADAFUNDS.COM

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Armada Funds' Investment Company Act
registration number is 811-4416.

[LOGO]
  ARMADA(R)
     FUNDS

WWW.ARMADAFUNDS.COM

                                                         ARM-PS-018-0300 (10/04)

                               [GRAPHIC OMITTED]

                            ------------------------
                             ARMADA FUNDS PROSPECTUS
                            I SHARES (INSTITUTIONAL)
                                 OCTOBER 1, 2004
                            ------------------------

EQUITY FUNDS

International Equity Fund
Large Cap Core Equity Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
S&P 500 Index Fund
Small Cap Core Fund
Small Cap Growth Fund
Small Cap Value Fund

ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Balanced Allocation Fund
Conservative Allocation Fund

FIXED INCOME FUNDS

Bond Fund
Government Mortgage Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
Ultra Short Bond Fund

TAX FREE BOND FUNDS

Intermediate Tax Exempt Bond Fund
Michigan Intermediate Municipal Bond Fund
Ohio Intermediate Tax Exempt Bond Fund
Pennsylvania Intermediate Municipal Bond Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   [LOGO]
                                   ARMADA(R)
                                       FUNDS
                              WWW.ARMADAFUNDS.COM

================================================================================
INVESTMENT ADVISER
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY

ABOUT THIS PROSPECTUS

Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class I Shares of the Funds before investing. Armada also offers Class I Shares of Armada money market funds in a separate prospectus. To obtain more information on Armada Funds, visit us on-line at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

ARMADA INTERNATIONAL EQUITY FUND ..........................................    2

ARMADA LARGE CAP CORE EQUITY FUND .........................................    4

ARMADA LARGE CAP GROWTH FUND ..............................................    6

ARMADA LARGE CAP VALUE FUND ...............................................    8

ARMADA MID CAP GROWTH FUND ................................................   10

ARMADA MID CAP VALUE FUND .................................................   12

ARMADA S&P 500 INDEX FUND .................................................   14

ARMADA SMALL CAP CORE FUND ................................................   16

ARMADA SMALL CAP GROWTH FUND ..............................................   18

ARMADA SMALL CAP VALUE FUND ...............................................   20

ARMADA AGGRESSIVE ALLOCATION FUND .........................................   26

ARMADA BALANCED ALLOCATION FUND ...........................................   30

ARMADA CONSERVATIVE ALLOCATION FUND .......................................   34

ARMADA BOND FUND ..........................................................   40


ARMADA GOVERNMENT MORTGAGE FUND ...........................................   42

ARMADA INTERMEDIATE BOND FUND .............................................   44

ARMADA LIMITED MATURITY BOND FUND .........................................   46

ARMADA TOTAL RETURN ADVANTAGE FUND ........................................   48

ARMADA ULTRA SHORT BOND FUND ..............................................   50

ARMADA INTERMEDIATE TAX EXEMPT BOND FUND ..................................   54

ARMADA MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND ..........................   56

ARMADA OHIO INTERMEDIATE TAX EXEMPT BOND FUND .............................   58

ARMADA PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ......................   60

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ....................   64

MORE INFORMATION ABOUT FUND INVESTMENTS ...................................   68

INVESTOR PROFILES .........................................................   69

INVESTMENT ADVISER AND INVESTMENT TEAMS ...................................   71

PURCHASING, SELLING AND EXCHANGING FUND SHARES ............................   80

DIVIDENDS AND TAXES .......................................................   85

FINANCIAL HIGHLIGHTS ......................................................   88

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company ("Adviser") manages the investments of each Fund. Allegiant Investment Counselors, Inc. ("Investment Counselors" or "Sub-Adviser") serves as sub-adviser to the Armada Small Cap Core Fund. The Adviser, with the assistance of the Sub-Adviser in the case of the Small Cap Core Fund, invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's and Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS

ARMADA INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in common stocks of issuers located in at least three foreign countries

     PRINCIPAL RISKS

     Market risk, foreign risk, multi-national companies risk, country risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Within foreign markets, the Adviser buys and sells securities using risk management software to select stocks that in the aggregate most closely match the stock characteristics and attributes by country within the MSCI EAFE Index. The Adviser may use derivative securities to implement the strategy. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The instruments that are equity securities may include common stocks, American Depositary Receipts or other US listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.

Futures contracts combined with investment in money market instruments and forward currency agreements are used to replicate broad market exposure in a particular index. The manager may use these instruments because they lower costs such as commissions, custody, and foreign withholding or stamp taxes. These instruments are not used for the purpose of introducing leverage in the Fund.

The Fund may use exchange traded funds or closed-end funds to gain broad exposure to markets in a more efficient manner. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission and the instrument's liquidity.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally

                                                                    EQUITY FUNDS

                                                ARMADA INTERNATIONAL EQUITY FUND

denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

              19.98%   50.13%   -16.89%   -25.42%   -18.86%   33.21%
--------------------------------------------------------------------------------
               1998     1999      2000      2001      2002     2003

                      Best Quarter     36.24%  (12/31/99)
                      Worst Quarter   -19.83%   (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 2.57%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MSCI EAFE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                        SINCE        DATE OF
CLASS I SHARES                     1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada International Equity Fund                                      8/1/97

   Returns Before Taxes            33.21%     0.11%     1.80%

   Returns After Taxes on
   Distributions                   32.46%    -0.42%     1.36%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                     21.57%    -0.09%     1.39%
--------------------------------------------------------------------------------
MSCI EAFE Index(1)
(reflects no deduction for fees,
expenses or taxes)                 38.59%    -0.09%     1.17%     Since 7/31/97
--------------------------------------------------------------------------------

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPRISING 21 MSCI COUNTRY INDICES, REPRESENTING DEVELOPED MARKETS OUTSIDE OF NORTH AMERICA.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP CORE EQUITY FUND

(FORMERLY KNOWN AS THE "ARMADA CORE EQUITY FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in common stocks of large cap companies

     PRINCIPAL RISKS

     Market risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the S&P 500 Composite Stock Price Index, thus providing shareholders with a broad equity market exposure. A large portion of the Fund will be invested in companies with market capitalizations similar to the S&P 500 Composite Stock Price Index.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, technical, and sentiment factors to help identify appropriate investments for the Fund. Among the factors considered are the following: the quality of the management team; industry position; the company's business model; and historical growth rates. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                               ARMADA LARGE CAP CORE EQUITY FUND

                               (FORMERLY KNOWN AS THE "ARMADA CORE EQUITY FUND")

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

             32.37%   19.94%   1.76%   -14.25%   -20.23%   27.06%
--------------------------------------------------------------------------------
              1998     1999    2000      2001      2002     2003

                      Best Quarter     25.10%  (12/31/98)
                      Worst Quarter   -17.59%   (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.21%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------------
                                                              SINCE        DATE OF
CLASS I SHARES                           1 YEAR   5 YEARS   INCEPTION     INCEPTION
-------------------------------------------------------------------------------------
Armada Large Cap Core Equity Fund                                           8/1/97

   Returns Before Taxes                  27.06%     1.19%     5.88%

   Returns After Taxes on
   Distributions                         26.65%     0.28%     4.86%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                           17.56%     0.78%     4.72%
-------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees,
expenses or taxes)                       28.68%    -0.57%     3.92%     Since 7/31/97
-------------------------------------------------------------------------------------

(1) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP GROWTH FUND

(FORMERLY KNOWN AS THE "ARMADA EQUITY GROWTH FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in growth-oriented common stocks of large cap companies

     PRINCIPAL RISKS

     Market risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the Russell 1000 Growth Index, thus providing shareholders with increased exposure to the growth areas of the equity market. A large portion of the Fund will be invested in companies with market capitalizations similar to the Russell 1000 Growth Index. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                    ARMADA LARGE CAP GROWTH FUND

                             (FORMERLY KNOWN AS THE "ARMADA EQUITY GROWTH FUND")

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-0.79%  28.93%  20.33%  36.61%  29.09%  22.98%  -5.21%  -16.31%  -28.17%  20.10%
--------------------------------------------------------------------------------
 1994    1995    1996    1997    1998    1999    2000     2001     2002    2003

                      Best Quarter     22.87%  (12/31/98)
                      Worst Quarter   -16.11%   (3/31/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -0.37%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE RUSSELL 1000 GROWTH INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Large Cap Growth Fund

   Returns Before Taxes                              20.10%    -3.39%     8.61%

   Returns After Taxes on
   Distributions                                     19.90%    -3.70%     7.01%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                           13.06%    -2.93%     6.69%
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees,
expenses or taxes)                                   28.68%    -0.57%    11.07%
--------------------------------------------------------------------------------
Russell 1000 Growth Index(2, 3)
(reflects no deduction for fees,
expenses or taxes)                                   29.75%    -5.11%     9.21%
--------------------------------------------------------------------------------

(1) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(2) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

(3) ON MAY 12, 2004 THE FUND'S BENCHMARK WAS CHANGED TO THE RUSSELL 1000 GROWTH INDEX. THE ADVISER FEELS THAT THIS INDEX SERVES AS A BETTER COMPARISON FOR THE FUND.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP VALUE FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in value-oriented common stocks of large cap companies

     PRINCIPAL RISK

     Market risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                     ARMADA LARGE CAP VALUE FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     27.71%  18.08%  29.21%  10.23%  -0.13%  11.62%  -3.79%  -15.04%  27.18%
--------------------------------------------------------------------------------
      1995    1996    1997    1998    1999    2000    2001    2002     2003

                      Best Quarter     15.45%   (6/30/03)
                      Worst Quarter   -17.83%   (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 2.35%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 1000 VALUE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS I SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap Value Fund                                            7/1/94

   Returns Before Taxes             27.18%    2.99%      10.16%

   Returns After Taxes on
   Distributions                    26.61%    1.83%       8.63%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                      17.61%    1.95%       8.07%
--------------------------------------------------------------------------------
Russell 1000 Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                  30.03%    3.56%      12.89%    Since 6/30/94
--------------------------------------------------------------------------------

(1) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA MID CAP GROWTH FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in growth-oriented common stocks of medium-sized companies

     PRINCIPAL RISKS

     Market risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase between $1 billion and $15 billion. The Fund notes that capitalizations of greater than approximately $8 billion are considered to be in the "large cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                      ARMADA MID CAP GROWTH FUND

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Armada Mid Cap Growth Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-5.30%  29.86%  18.32%  11.70%  11.31%  45.85%  -7.90%  -18.89%  -31.10%  34.01%
--------------------------------------------------------------------------------
 1994    1995    1996    1997    1998    1999    2000     2001     2002    2003

                      Best Quarter     35.09%  (12/31/99)
                      Worst Quarter   -27.08%   (9/30/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -0.45%

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Mid Cap Growth Fund

   Returns Before Taxes                              34.01%     0.12%     6.17%

   Returns After Taxes on
   Distributions                                     34.01%    -2.94%     2.24%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                       22.11%    -0.64%     3.68%
--------------------------------------------------------------------------------
Russell Midcap Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                                   42.71%     2.01%     9.40%
--------------------------------------------------------------------------------

(1) THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL MIDCAP INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST U.S. COMPANIES AMONG THE LARGEST 1000 U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA MID CAP VALUE FUND

(FORMERLY KNOWN AS THE "ARMADA SMALL/MID CAP VALUE FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Long-term capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in value-oriented common stocks of mid cap companies

     PRINCIPAL RISK

     Market risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $1 billion and $15 billion at the time the Fund purchases the company's securities. The Fund notes that capitalizations of greater than approximately $8 billion are considered to be in the "large cap" range by some industry sources.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                       ARMADA MID CAP VALUE FUND

                       (FORMERLY KNOWN AS THE "ARMADA SMALL/MID CAP VALUE FUND")

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

Prior to March 1, 2004, the Fund invested in value-oriented common stocks of small cap and mid cap companies. Accordingly, performance information prior to March 1, 2004 reflects the results of the previous investment strategy.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                     34.79%
--------------------------------------------------------------------------------
                                      2003

                      Best Quarter    17.08%  (6/30/03)
                      Worst Quarter   -3.94%  (3/31/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 7.58%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL MIDCAP VALUE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS I SHARES                                1 YEAR   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Mid Cap Value Fund                                              7/1/02

   Returns Before Taxes                       34.79%    15.12%

   Returns After Taxes on Distributions       33.72%    14.42%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                    22.72%    12.53%
--------------------------------------------------------------------------------
Russell Midcap Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                            38.07%    13.73%     Since 6/30/02
--------------------------------------------------------------------------------

(1) THE RUSSELL MIDCAP VALUE INDEX IS AN UNMANAGED, MARKET-WEIGHTED TOTAL RETURN INDEX THAT TRACKS THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH RATES.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA S&P 500 INDEX FUND

(FORMERLY KNOWN AS THE "ARMADA EQUITY INDEX FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     To approximate, before Fund expenses, the investment results of the S&P 500 Composite Stock Price Index

     PRINCIPAL INVESTMENT STRATEGY

     Investing in stocks that comprise the S&P 500 Composite Stock Price Index

     PRINCIPAL RISKS

     Market risk, tracking error risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada S&P 500 Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Adviser invests substantially all, but in no event less than 80%, of the Fund's net assets plus any borrowings for investment purposes in stocks included in the S&P 500 Composite Stock Price Index (the "Index"). The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets is invested in stocks included in the Index in approximately the same relative proportion as those stocks are held in the Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a small percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the Index. Consequently, the Fund may purchase a security that is scheduled to be included in the Index but prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the Index with the goal of adding small incremental performance relative to the Index. Stocks that are held in very small proportions in the Index may be excluded from the Fund or held short if they are expected to underperform. In addition, the Fund may sell securities short.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                       ARMADA S&P 500 INDEX FUND

                              (FORMERLY KNOWN AS THE "ARMADA EQUITY INDEX FUND")

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                  20.61%   -9.20%   -12.22%   -22.33%   28.05%
--------------------------------------------------------------------------------
                   1999     2000     2001      2002      2003

                      Best Quarter     15.30%  (6/30/03)
                      Worst Quarter   -17.37%  (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 3.26%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------------
                                                              SINCE        DATE OF
CLASS I SHARES                           1 YEAR   5 YEARS   INCEPTION     INCEPTION
-------------------------------------------------------------------------------------
Armada S&P 500 Index Fund                                                  7/10/98

   Returns Before Taxes                  28.05%    -0.90%      0.45%

   Returns After Taxes on
   Distributions                         27.47%    -1.37%     -0.02%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                           18.19%    -1.04%      0.10%
-------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees,
expenses or taxes)                       28.68%    -0.57%      1.09%    Since 6/30/98
-------------------------------------------------------------------------------------

(1) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. "S&P 500" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY NATIONAL CITY INVESTMENT MANAGEMENT COMPANY. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP CORE FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in common stocks of small cap companies

     PRINCIPAL RISKS

     Market risk, small companies risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Core Fund's investment objective is to provide capital appreciation. The Fund intends to achieve this objective by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Sub-Adviser's investment process is to invest in securities of companies based on the Sub-Adviser's analysis of the company's cash flow. The Sub-Adviser's investment process focuses, specifically, on Cash Flow Return on Investment (CFROI(R)).(1) CFROI(R) is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI(R) is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. The Sub-Adviser believes that CFROI(R) provides a more accurate predictor of future value than other broadly used analysis methods. The Sub-Adviser first screens companies based on corporate performance utilizing the CFROI(R) measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. The Sub-Adviser believes that it does not matter what a particular company's cash flow change is if the stock is overvalued.

In addition, as part of its screening process, the Sub-Adviser looks for companies whose management understands how to create value for shareholders, deploy capital, that have low debt and a consistent dividend policy, and that are market leaders with respect to the product or service they provide, as well as companies that are part of a strong or growing industry. The Sub-Adviser will generally sell a security when cash flow return on investment flattens or declines, market price equals or exceeds cash flow value "target," company characteristics deteriorate, when there are earnings warnings, and when the stock experiences underperformance. However, none of the sell characteristics are automatic.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization of between $100 million and $3 billion at the time of purchase. The Fund notes that capitalizations of $2 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

--------------------------------------------------------------------------------

(1)  CFROI IS A REGISTERED TRADEMARK OF CSFB HOLT.

                                                                    EQUITY FUNDS

                                                      ARMADA SMALL CAP CORE FUND

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Since the Fund did not commence operations until April 2, 2004, performance results have not been provided.

The Fund will compare its performance to the Russell 2000 Index. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

FUND FEES & EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold fund shares.

EQUITY FUNDS

ARMADA SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in growth-oriented common stocks of small cap companies

     PRINCIPAL RISKS

     Market risk, small companies risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase of between $100 million and $3 billion. The Fund notes that capitalizations of $2 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                    ARMADA SMALL CAP GROWTH FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

               7.56%   36.06%   -14.96%   -8.11%   -39.31%   45.43%
--------------------------------------------------------------------------------
               1998     1999      2000     2001      2002     2003

                      Best Quarter     36.30%  (12/31/99)
                      Worst Quarter   -25.79%   (9/30/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -3.92%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE         DATE OF
CLASS I SHARES                      1 YEAR   5 YEARS   INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Growth Fund                                           8/1/97

   Returns Before Taxes             45.43%    -1.26%     1.24%

   Returns After Taxes on
   Distributions                    45.43%    -1.63%     0.86%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                      29.53%    -1.07%     1.00%
--------------------------------------------------------------------------------
Russell 2000 Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                  48.54%     0.86%     1.19%     Since 7/31/97
--------------------------------------------------------------------------------

(1) THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2000 SMALLEST COMPANIES OF THE 3000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP VALUE FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation

     PRINCIPAL INVESTMENT STRATEGY

     Investing in value-oriented common stocks of small cap companies

     PRINCIPAL RISKS

     Market risk, small companies risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion. The Fund notes that capitalizations of $2 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                     ARMADA SMALL CAP VALUE FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     18.63%  22.64%  32.43%  -6.96%  7.91%  33.60%  17.32%  -10.56%  38.98%
--------------------------------------------------------------------------------
      1995    1996    1997    1998   1999    2000    2001     2002    2003

                      Best Quarter     19.26%  (12/31/01)
                      Worst Quarter   -17.80%   (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 6.64%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 2000 VALUE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS I SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Value Fund                                           7/26/94

   Returns Before Taxes             38.98%    16.02%     15.97%

   Returns After Taxes on
   Distributions                    38.36%    14.29%     13.51%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                      25.98%    13.01%     12.66%
--------------------------------------------------------------------------------
Russell 2000 Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                  46.03%    12.28%     13.70%    Since 7/31/94
--------------------------------------------------------------------------------

(1) THE RUSSELL 2000 VALUE INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2000 SMALLEST COMPANIES OF THE 3000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                INTERNATIONAL EQUITY FUND   LARGE CAP CORE EQUITY FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                        None                        None
------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                       None                        None
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                        None                        None
------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                         2.00%(1)                    None
------------------------------------------------------------------------------------------------------
Exchange Fee                                               None                        None
------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                   1.15%                       0.75%
------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                               0.07%                       0.05%
------------------------------------------------------------------------------------------------------
Other Expenses                                             0.21%                       0.14%
------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                         1.43%                       0.94%
------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES                                LARGE CAP GROWTH FUND   LARGE CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                      None                   None
--------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                     None                   None
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                      None                   None
--------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                       None                   None
--------------------------------------------------------------------------------------------
Exchange Fee                                             None                   None
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                 0.75%                  0.75%
--------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                             0.07%                  0.07%
--------------------------------------------------------------------------------------------
Other Expenses                                           0.13%                  0.14%
--------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                       0.95%                  0.96%
--------------------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                MID CAP GROWTH FUND   MID CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                     None                 None
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                    None                 None
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                     None                 None
----------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                      None                 None
----------------------------------------------------------------------------------------
Exchange Fee                                            None                 None
----------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(3)                             1.00%                1.00%
----------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                            0.07%                0.07%
----------------------------------------------------------------------------------------
Other Expenses                                          0.21%                0.18%
----------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(3)                                   1.28%                1.25%
----------------------------------------------------------------------------------------


SHAREHOLDER FEES                                S&P 500 INDEX FUND   SMALL CAP CORE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                     None                 None
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                    None                 None
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                     None                 None
----------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                      None                 2.00%(1)
----------------------------------------------------------------------------------------
Exchange Fee                                            None                 None
----------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                0.35%(3)             1.00%(4)
----------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                            0.00                 0.07%
----------------------------------------------------------------------------------------
Other Expenses                                          0.14%                0.16%(5)
----------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                      0.49%(3)             1.23%
----------------------------------------------------------------------------------------

EQUITY FUNDS

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

                                                         SMALL CAP     SMALL CAP
SHAREHOLDER FEES                                        GROWTH FUND   VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)


Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                       None         None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                        None         None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                         2.00%(1)     2.00%(1)
--------------------------------------------------------------------------------
Exchange Fee                                               None         None
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                   1.00%        1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                               0.07%        0.07%
--------------------------------------------------------------------------------
Other Expenses                                             0.18%        0.13%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                         1.25%        1.20%
--------------------------------------------------------------------------------


(1) The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. For more details, see "Redemption Fee" section of this prospectus.


(2) Represents actual Distribution (12b-1) Fees incurred by the S&P 500 Fund's Class I Shares during the last fiscal year. For the other Funds, Distribution (12b-1) Fees have been restated to reflect current fees expected to be incurred by each Fund's Class I Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% (0.02% for the Mid Cap Value Fund, 0.005% for the S&P 500 Index Fund) during the current fiscal year.


(3) The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


                                                             ADVISORY     TOTAL
FUND                                                           FEES     EXPENSES
Mid Cap Growth Fund                                            0.75%      1.13%
Mid Cap Value Fund                                             0.75%      1.07%
S&P 500 Index Fund                                             0.20%      0.34%


The Adviser expects to continue waiving a portion of its advisory fees for these Funds and to waive a portion of its advisory fee for the International Equity Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                                             ADVISORY     TOTAL
FUND                                                           FEES     EXPENSES
International Equity Fund                                      1.00%      1.28%
Mid Cap Growth Fund                                            0.75%      1.03%
Mid Cap Value Fund                                             0.75%      1.00%
S&P 500 Index Fund                                             0.20%      0.34%


These fee waivers are voluntary and may be revised or discontinued at any time.

(4) From its advisory fee, the Adviser pays a sub-advisory fee of 0.50% to Investment Counselors, sub-adviser to the Fund.

(5) Other Expenses for the Small Cap Core Fund are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                   $146      $452      $782     $1,713
--------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND                    98       306       531      1,178
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND                         97       303       525      1,166
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND                          98       306       531      1,178
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                          130       406       702      1,545
--------------------------------------------------------------------------------
MID CAP VALUE FUND                           127       397       686      1,511
--------------------------------------------------------------------------------
S&P 500 INDEX FUND                            50       157       274        616
--------------------------------------------------------------------------------
SMALL CAP CORE FUND                          125       390       N/A        N/A
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                        127       397       686      1,511
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND                         122       381       660      1,455
--------------------------------------------------------------------------------

ASSET ALLOCATION FUNDS

ARMADA AGGRESSIVE ALLOCATION FUND
--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Capital appreciation with current income as a secondary objective

     PRINCIPAL INVESTMENT STRATEGY

     Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in U.S. and foreign common stocks and, to a lesser extent, in investment-grade fixed income securities and cash equivalents

     PRINCIPAL RISKS

     Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, conflicts risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 67.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Growth, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored

                                                          ASSET ALLOCATION FUNDS

                                               ARMADA AGGRESSIVE ALLOCATION FUND

enterprises, such as Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 -18.93%   23.76%
--------------------------------------------------------------------------------
                                   2002     2003

                      Best Quarter     13.85%  (6/30/03)
                      Worst Quarter   -14.65%  (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.75%.

ASSET ALLOCATION FUNDS

ARMADA AGGRESSIVE ALLOCATION FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------------------------
                                                             SINCE        DATE OF
CLASS I SHARES                                    1 YEAR   INCEPTION     INCEPTION
------------------------------------------------------------------------------------
Armada Aggressive Allocation Fund                                          3/6/01

   Returns Before Taxes                           23.76%     -1.37%

   Returns After Taxes on Distributions           23.58%     -1.78%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                    15.44%     -1.41%
------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                 4.10%      7.09%    Since 2/28/01
------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses or taxes)                                28.68%     -2.21%    Since 2/28/01
------------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark Index(3)
(reflects no deduction for fees,
expenses or taxes)                                22.54%      0.12%    Since 2/28/01
------------------------------------------------------------------------------------

(1) THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(3) THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 75% S&P 500 COMPOSITE STOCK PRICE INDEX AND 25% LEHMAN U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES

See page 37 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                     This page is intentionally left blank.

ASSET ALLOCATION FUNDS

ARMADA BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Long-term capital appreciation and current income

     PRINCIPAL INVESTMENT STRATEGY

     Investing in a diversified portfolio of common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

     PRINCIPAL RISKS

     Market risk, allocation risk, small companies risk, foreign risk, interest rate risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

                                                          ASSET ALLOCATION FUNDS

                                                 ARMADA BALANCED ALLOCATION FUND

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                   15.27%   1.66%   -6.85%   -13.69%   22.26%
--------------------------------------------------------------------------------
                    1999    2000     2001     2002      2003

                      Best Quarter     16.09%  (12/31/99)
                      Worst Quarter   -11.04%   (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.26%.

ASSET ALLOCATION FUNDS

ARMADA BALANCED ALLOCATION FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------------------
                                                                     SINCE        DATE OF
CLASS I SHARES                                  1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------------------
Armada Balanced Allocation Fund                                                   7/10/98

   Returns Before Taxes                         22.26%     2.87%     3.66%

   Returns After Taxes on
   Distributions                                21.79%     1.26%     2.13%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                  14.44%     1.56%     2.28%
--------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                               4.10%     6.62%     6.92%     Since 6/30/98
--------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses or taxes)                              28.68%    -0.57%     1.40%     Since 6/30/98
--------------------------------------------------------------------------------------------
Balanced Allocation Hybrid Benchmark Index(3)
(reflects no deduction for fees,
expenses or taxes)                              18.85%    2.31%      3.61%     Since 6/30/98
--------------------------------------------------------------------------------------------

(1) THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE
     U.S. STOCK MARKET AS A WHOLE.

(3) THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 60% S&P 500 COMPOSITE STOCK PRICE INDEX AND 40% LEHMAN U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES

See page 37 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                     This page is intentionally left blank.

ASSET ALLOCATION FUNDS

ARMADA CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income and moderate capital appreciation consistent with preservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in investment-grade fixed income securities and, to a lesser extent, in U.S. and foreign common stocks and cash equivalents

     PRINCIPAL RISKS

     Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, conflicts risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 67.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Growth, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

                                                          ASSET ALLOCATION FUNDS

                                             ARMADA CONSERVATIVE ALLOCATION FUND

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

ASSET ALLOCATION FUNDS

ARMADA CONSERVATIVE ALLOCATION FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 -5.82%   13.88%
--------------------------------------------------------------------------------
                                  2002     2003

                      Best Quarter     8.26%  (6/30/03)
                      Worst Quarter   -5.02%  (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.13%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS I SHARES                                1 YEAR   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Conservative Allocation Fund                                    3/6/01

   Returns Before Taxes                       13.88%      2.82%

   Returns After Taxes on
   Distributions                              13.16%      1.89%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                 8.99%      1.82%
--------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/
Credit Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                             4.67%      7.17%    Since 2/28/01
--------------------------------------------------------------------------------
S&P Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses or taxes)                            28.68%     -2.21%    Since 2/28/01
--------------------------------------------------------------------------------
Conservative Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for fees,
expenses or taxes)                            13.07%      3.89%    Since 2/28/01
--------------------------------------------------------------------------------

(1) THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX WHICH IS REPRESENTATIVE OF INTERMEDIATE TERM BONDS.

(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(3) THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 35% S&P 500 COMPOSITE STOCK PRICE INDEX AND 65% LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES

See page 37 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                          ASSET ALLOCATION FUNDS

                                                            FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                AGGRESSIVE ALLOCATION FUND   BALANCED ALLOCATION FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                        None                        None
-----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                       None                        None
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                        None                        None
-----------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                            None                        None
-----------------------------------------------------------------------------------------------------
Exchange Fee                                               None                        None
-----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                   0.25%(1)                    0.75%
-----------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                               0.05%                       0.05%
-----------------------------------------------------------------------------------------------------
Other Expenses                                             0.25%                       0.18%
-----------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                         0.55%(1)                    0.98%
-----------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                          1.00%(3)                     N/A
-----------------------------------------------------------------------------------------------------
Total Fund Operating and Indirect Expenses                 1.55%(3)                     N/A
-----------------------------------------------------------------------------------------------------

SHAREHOLDER FEES                                    CONSERVATIVE ALLOCATION FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                             None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                            None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                             None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                              None
--------------------------------------------------------------------------------
Exchange Fee                                                    None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(1)                                     0.25%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                                    0.05%
--------------------------------------------------------------------------------
Other Expenses                                                  0.23%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                                           0.53%
--------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                               0.86%(3)
--------------------------------------------------------------------------------
Total Fund Operating and Indirect Expenses                      1.39%(3)
--------------------------------------------------------------------------------

ASSET ALLOCATION FUNDS

(1) The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                             ADVISORY     TOTAL
FUND                                                           FEES     EXPENSES
Aggressive Allocation Fund                                     0.00%      0.30%
Conservative Allocation Fund                                   0.00%      0.28%

The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                             ADVISORY     TOTAL
FUND                                                           FEES     EXPENSES
Aggressive Allocation Fund                                     0.00%      0.30%
Conservative Allocation Fund                                   0.00%      0.28%

These fee waivers are voluntary and may be revised or discontinued at any time.

(2) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.

(3) Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.42% to 1.24% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest.

The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Armada Funds as follows:

                                                       AGGRESSIVE   CONSERVATIVE
                                                       ALLOCATION    ALLOCATION
                                                          FUND          FUND
International Equity Fund                                 0.00%         0.00%
Large Cap Growth Fund                                    16.87%         8.33%
Large Cap Value Fund                                     25.08%        12.39%
Small Cap Growth Fund                                    18.75%         9.25%
Small Cap Value Fund                                     18.87%         9.30%
Bond Fund                                                19.92%         0.00%
Intermediate Bond Fund                                    0.00%        59.62%
Money Market Fund                                         0.51%         1.11%

The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.

Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) during the last fiscal year were:


Aggressive Allocation Fund                                1.30%
Conservative Allocation Fund                              1.14%


Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) for the current fiscal year are expected to be:

Aggressive Allocation Fund                                1.30%
Conservative Allocation Fund                              1.09%

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND*                 $158      $490      $845     $1,845
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND                     100       312       542      1,201
--------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND*                142       440       761      1,669
--------------------------------------------------------------------------------

* The examples for the Armada Aggressive Allocation Fund and Armada Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.

                     This page is intentionally left blank.

FIXED INCOME FUNDS

ARMADA BOND FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income as well as preservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in a diversified portfolio of investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

     PRINCIPAL RISKS

     Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

                                                              FIXED INCOME FUNDS

                                                                ARMADA BOND FUND

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Armada Bond Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-3.52%   18.06%   3.47%   9.22%   7.58%   -1.80%   7.53%   7.42%   10.11%  4.05%
--------------------------------------------------------------------------------
 1994     1995    1996    1997    1998     1999    2000    2001     2002   2003

                      Best Quarter    6.17%  (6/30/95)
                      Worst Quarter  -2.59%  (3/31/94)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -0.30%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Bond Fund

   Returns Before Taxes                               4.05%    5.38%      6.05%

   Returns After Taxes on Distributions               2.62%    3.19%      3.68%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                                2.62%    3.20%      3.65%
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    4.10%    6.62%      6.95%
--------------------------------------------------------------------------------

(1) THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA GOVERNMENT MORTGAGE FUND

(FORMERLY KNOWN AS THE "ARMADA U.S. GOVERNMENT INCOME FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income as well as preservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in mortgage-related securities issued or guaranteed by the U.S. government

     PRINCIPAL RISKS

     Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Government Mortgage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as

                                                              FIXED INCOME FUNDS

                                                 ARMADA GOVERNMENT MORTGAGE FUND

                    (FORMERLY KNOWN AS THE "ARMADA U.S. GOVERNMENT INCOME FUND")

FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Government Mortgage Fund which was reorganized into the Armada Government Mortgage Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-0.55   13.77%   4.70%   8.11%   7.08%   1.23%   10.30%   7.61%   8.19%   2.13%
--------------------------------------------------------------------------------
 1994    1995    1996    1997    1998     1999    2000    2001    2002    2003

                      Best Quarter     3.94%  (6/30/95)
                      Worst Quarter   -1.06%  (3/31/94)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.65%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Government Mortgage Fund

   Returns Before Taxes                               2.13%    5.83%      6.17%

   Returns After Taxes on
   Distributions                                      0.75%    3.63%      3.52%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                        1.37%    3.59%      3.56%
--------------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    3.07%    6.55%      6.89%
--------------------------------------------------------------------------------

(1) THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX IS A WIDELY-RECOGNIZED INDEX OF MORTGAGE-BACKED SECURITIES ISSUED BY GNMA, FHLMC, AND FANNIE MAE. ALL SECURITIES IN THE INDEX ARE RATED AAA, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     High current income as well as preservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between three and ten years

     PRINCIPAL RISKS

     Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

                                                              FIXED INCOME FUNDS

                                                   ARMADA INTERMEDIATE BOND FUND

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-4.52%   15.74%   3.12%   6.94%   7.91%   -0.04%   6.78%   7.97%   9.84%   4.10%
--------------------------------------------------------------------------------
 1994     1995    1996    1997    1998     1999    2000    2001    2002    2003

                      Best Quarter     5.41%  (6/30/95)
                      Worst Quarter   -3.22%  (3/31/94)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -0.22%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Intermediate Bond Fund

   Returns Before Taxes                               4.10%    5.68%      5.65%

   Returns After Taxes on
   Distributions                                      2.81%    3.57%      3.38%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                        2.65%    3.51%      3.37%
--------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/
Credit Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    4.31%    6.65%      6.63%
--------------------------------------------------------------------------------

(1) THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX WHICH IS REPRESENTATIVE OF INTERMEDIATE-TERM BONDS.

FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA LIMITED MATURITY BOND FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income as well as preservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

     PRINCIPAL RISKS

     Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains an average dollar-weighted portfolio maturity of between one and five years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities,

                                                              FIXED INCOME FUNDS

                                               ARMADA LIMITED MATURITY BOND FUND

instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

      7.69%   5.29%   6.43%   6.58%   3.20%   4.49%   9.20%   5.46%   2.33%
--------------------------------------------------------------------------------
      1995    1996    1997    1998    1999    2000    2001    2002    2003

                      Best Quarter     3.62%   (3/31/01)
                      Worst Quarter   -0.32%  (12/31/00)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -0.09%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS I SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                                      7/7/94

   Returns Before Taxes              2.33%    4.91%      5.53%

   Returns After Taxes on
   Distributions                     1.30%    2.96%      3.36%

   Returns After Taxes on
   Distributions and Sale
   of Fund Shares                    1.51%    2.96%      3.35%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(1)
(reflects no deduction for fees,
expenses or taxes)                   2.74%    5.74%      3.49%     Since 6/30/94
--------------------------------------------------------------------------------

(1) THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.

FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA TOTAL RETURN ADVANTAGE FUND

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income as well as preservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in investment grade fixed income securities, while maintaining an average dollar-weighted maturity of between four and twelve years

     PRINCIPAL RISKS

     Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund normally maintains an average dollar-weighted maturity of between four and twelve years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

                                                              FIXED INCOME FUNDS

                                              ARMADA TOTAL RETURN ADVANTAGE FUND

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

    19.18%   3.11%   8.91%   9.05%   -2.95%   12.38%   7.28%   11.09%   5.12%
--------------------------------------------------------------------------------
     1995    1996    1997    1998     1999     2000    2001     2002    2003

                      Best Quarter     6.90%   (6/30/95)
                      Worst Quarter   -2.52%   (3/31/96)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -0.34%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                          SINCE       DATE OF
CLASS I SHARES                         1 YEAR  5 YEARS  INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Total Return Advantage Fund                                     7/7/94

   Returns Before Taxes                 5.12%   6.44%     7.62%

   Returns After Taxes on
   Distributions                        3.07%   4.04%     4.85%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                          3.62%   4.02%     4.78%
--------------------------------------------------------------------------------
Lehman U.S. Government/
Credit Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                      4.67%   6.66%     7.86%    Since 6/30/94
--------------------------------------------------------------------------------

(1) THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX IS A WIDELY RECOGNIZED INDEX OF GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES

See page 53 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA ULTRA SHORT BOND FUND

(FORMERLY KNOWN AS THE "ARMADA SHORT DURATION BOND FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     High current income while preserving capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in high-quality fixed income securities with an average maturity of 9 to 15 months

     PRINCIPAL RISKS

     Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

                                                              FIXED INCOME FUNDS

                                                    ARMADA ULTRA SHORT BOND FUND

                       (FORMERLY KNOWN AS THE "ARMADA SHORT DURATION BOND FUND")

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Fund's Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                      1.76%
--------------------------------------------------------------------------------
                                      2003

                      Best Quarter    0.73%   (3/31/03)
                      Worst Quarter   0.23%  (12/31/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.29%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                        SINCE         DATE OF
CLASS I SHARES                               1 YEAR   INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Armada Ultra Short Bond Fund                                         12/2/02

   Returns Before Taxes                       1.76%     2.12%

   Returns After Taxes on Distributions       1.14%     1.50%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                    1.14%     1.44%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S. Corporate/
Government Index(1)
(reflects no deduction for fees,
expenses or taxes)                            2.74%     6.25%     Since 11/30/02
--------------------------------------------------------------------------------

(1) THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.

FUND FEES AND EXPENSES

See page 53 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                BOND FUND   GOVERNMENT MORTGAGE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)               None                None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)              None                None
------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)               None                None
------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                None                None
------------------------------------------------------------------------------------
Exchange Fee                                      None                None
------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                          0.55%               0.55%(2)
------------------------------------------------------------------------------------
Distribution (12b-1) Fees(1)                      0.05%               0.05%
------------------------------------------------------------------------------------
Other Expenses                                    0.14%               0.18%
------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                0.74%               0.78%(2)
------------------------------------------------------------------------------------

SHAREHOLDER FEES                                INTERMEDIATE BOND FUND   LIMITED MATURITY BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                      None                       None
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                     None                       None
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                      None                       None
---------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                       None                       None
---------------------------------------------------------------------------------------------------
Exchange Fee                                             None                       None
---------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(2)                              0.55%                      0.45%
---------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(1)                             0.05%                      0.05%
---------------------------------------------------------------------------------------------------
Other Expenses                                           0.14%                      0.14%
---------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                    0.74%                      0.64%
---------------------------------------------------------------------------------------------------

                                                              FIXED INCOME FUNDS

SHAREHOLDER FEES                                TOTAL RETURN ADVANTAGE FUND   ULTRA SHORT BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                        None                       None
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                       None                       None
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                        None                       None
---------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                         None                       None
---------------------------------------------------------------------------------------------------
Exchange Fee                                               None                       None
---------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(2)                                0.55%                      0.40%
---------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(1)                               0.05%                      0.02%
---------------------------------------------------------------------------------------------------
Other Expenses                                             0.15%                      0.14%
---------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                      0.75%                      0.56%
---------------------------------------------------------------------------------------------------

(1) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% (0.02% for the Ultra Short Bond Fund) during the current fiscal year.

(2) The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                             ADVISORY     TOTAL
FUND                                                           FEES     EXPENSES
Government Mortgage Fund                                       0.40%      0.63%
Intermediate Bond Fund                                         0.40%      0.59%
Limited Maturity Fund                                          0.35%      0.54%
Total Return Advantage Fund                                    0.40%      0.60%
Ultra Short Bond Fund                                          0.20%      0.36%

The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                             ADVISORY     TOTAL
FUND                                                           FEES     EXPENSES
Government Mortgage Fund                                       0.40%      0.63%
Intermediate Bond Fund                                         0.40%      0.59%
Limited Maturity Fund                                          0.35%      0.54%
Total Return Advantage Fund                                    0.40%      0.60%
Ultra Short Bond Fund                                          0.20%      0.36%

These fee waivers are voluntary and may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
BOND FUND                                    $76      $237      $411      $918
--------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND                      80       249       433       966
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND                        76       237       411       918
--------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND                    65       205       357       798
--------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND                   77       240       417       930
--------------------------------------------------------------------------------
ULTRA SHORT BOND FUND                         57       179       313       701
--------------------------------------------------------------------------------

TAX FREE BOND FUNDS

ARMADA INTERMEDIATE TAX EXEMPT BOND FUND

(FORMERLY KNOWN AS THE "ARMADA NATIONAL TAX EXEMPT BOND FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income exempt from federal income tax as is consistent with conservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in municipal obligations that pay interest that is exempt from federal income tax

     PRINCIPAL RISKS

     Market risk, interest rate risk, credit risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in bonds that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain a dollar-weighted average effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The performance of Class I Shares of the Armada Intermediate Tax Exempt Bond Fund for the period prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Intermediate Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Intermediate Tax Exempt Bond Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the Intermediate Tax Exempt Bond Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Intermediate Tax Exempt Bond Fund.

                                                             TAX FREE BOND FUNDS

                                        ARMADA INTERMEDIATE TAX EXEMPT BOND FUND

                  (FORMERLY KNOWN AS THE "ARMADA NATIONAL TAX EXEMPT BOND FUND")

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Intermediate Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

    -4.58%  14.05%  -1.07%  6.57%  5.95%  -1.12%  8.99%  4.52%   8.54%  3.99%
--------------------------------------------------------------------------------
     1994    1995    1996   1997   1998    1999   2000   2001    2002   2003

                      Best Quarter     3.74%  (6/30/02)
                      Worst Quarter   -1.93%  (6/30/99)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -1.10%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE SHOWN ONLY SINCE THE FUND COMMENCED OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-----------------------------------------------------------------------------------------
                                                                 SINCE         DATE OF
                                                             COMMENCEMENT    COMMENCEMENT
                                                                  AS              AS
                                                              REGISTERED      REGISTERED
CLASS I SHARES                 1 YEAR   5 YEARS   10 YEARS       FUND            FUND
-----------------------------------------------------------------------------------------
Armada Intermediate
Tax Exempt Bond Fund                                                            4/9/98

   Returns Before Taxes         3.99%    4.92%      4.45%(1)     5.15%

   Returns After Taxes on
   Distributions                3.99%    4.91%       N/A(2)      4.03%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                  3.95%    4.81%       N/A(2)      4.03%
-----------------------------------------------------------------------------------------
Lehman 7-Year Municipal
Bond Index(3)
(reflects no deduction
for fees, expenses
or taxes)                       5.45%    5.92%      5.85%        6.03%      Since 3/31/98
-----------------------------------------------------------------------------------------

(1) PERFORMANCE FOR PERIODS PRIOR TO THE FUND'S COMMENCEMENT OF OPERATIONS AS A REGISTERED MUTUAL FUND REFLECTS PERFORMANCE OF THE PREDECESSOR COMMON TRUST FUND DESCRIBED ABOVE.

(2) AFTER-TAX RETURNS FOR PERIODS PRIOR TO COMMENCEMENT OF OPERATIONS AS A REGISTERED MUTUAL FUND ARE NOT AVAILABLE.

(3) THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 62 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

(FORMERLY KNOWN AS THE "ARMADA MICHIGAN MUNICIPAL BOND FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in municipal obligations that pay interest that is exempt from federal and Michigan state income taxes

     PRINCIPAL RISKS

     Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Michigan Intermediate Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

                                                             TAX FREE BOND FUNDS

                                ARMADA MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

                   (FORMERLY KNOWN AS THE "ARMADA MICHIGAN MUNICIPAL BOND FUND")

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Armada Michigan Intermediate Municipal Bond Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-2.86%   13.63%   3.03%   7.19%   5.00%   -1.34%   8.90%   4.62%   8.33%   4.09%
--------------------------------------------------------------------------------
 1994     1995    1996    1997    1998     1999    2000    2001    2002    2003

                      Best Quarter     5.25%  (3/31/95)
                      Worst Quarter   -3.28%  (3/31/94)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -0.87%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Michigan Intermediate Municipal
Bond Fund

   Returns Before Taxes                               4.09%    4.86%      4.96%

   Returns After Taxes on
   Distributions                                      4.09%    4.83%      4.91%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                        4.12%    4.78%      4.87%
--------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    5.45%    5.92%      5.85%
--------------------------------------------------------------------------------

(1) THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 62 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA OHIO INTERMEDIATE TAX EXEMPT BOND FUND

(FORMERLY KNOWN AS THE "ARMADA OHIO TAX EXEMPT BOND FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income exempt from federal income tax and, to the extent possible, Ohio personal income taxes, consistent with conservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in municipal obligations that pay interest that is exempt from federal income and Ohio personal income taxes

     PRINCIPAL RISKS

     Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Intermediate Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes (Ohio municipal bonds). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                   ARMADA OHIO INTERMEDIATE TAX EXEMPT BOND FUND

                      (FORMERLY KNOWN AS THE "ARMADA OHIO TAX EXEMPT BOND FUND")

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-4.27%   13.44%   3.93%   7.24%   5.44%   -1.11%   8.77%   4.46%   8.79%   3.77%
--------------------------------------------------------------------------------
 1994     1995    1996    1997    1998     1999    2000    2001    2002    2003

                      Best Quarter     5.13%  (3/31/95)
                      Worst Quarter   -4.88%  (3/31/94)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -0.98%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Ohio Intermediate Tax Exempt
Bond Fund

   Returns Before Taxes                               3.77%    4.87%      4.93%

   Returns After Taxes on
   Distributions                                      3.77%    4.87%      4.93%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                        3.73%    4.78%      4.87%
--------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    5.45%    5.92%      5.85%
--------------------------------------------------------------------------------

(1) THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 62 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

(FORMERLY KNOWN AS THE "ARMADA PENNSYLVANIA MUNICIPAL BOND FUND")

--------------------------------------------------------------------------------

     FUND SUMMARY

     INVESTMENT GOAL

     Current income exempt from both regular federal income tax and, to the extent possible, Pennsylvania personal income tax as is consistent with conservation of capital

     PRINCIPAL INVESTMENT STRATEGY

     Investing in municipal obligations that pay interest that is exempt from federal income and Pennsylvania personal income taxes

     PRINCIPAL RISKS

     Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Intermediate Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in Pennsylvania municipal bonds.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For more information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                            ARMADA PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

               (FORMERLY KNOWN AS THE "ARMADA PENNSYLVANIA MUNICIPAL BOND FUND")


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     9.93%   3.91%   6.94%   5.62%   -0.96%   8.77%   4.44%   8.20%   3.89%
--------------------------------------------------------------------------------
     1995    1996    1997    1998     1999    2000    2001    2002    2003

                      Best Quarter     3.86%  (9/30/02)
                      Worst Quarter   -1.83%  (6/30/99)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was -1.24%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------------------------
                                                             SINCE        DATE OF
CLASS I SHARES                          1 YEAR   5 YEARS   INCEPTION     INCEPTION
------------------------------------------------------------------------------------
Armada Pennsylvania Intermediate
Municipal Bond Fund                                                       8/10/94

   Returns Before Taxes                  3.89%    4.81%      5.28%

   Returns After Taxes on
   Distributions                         3.89%    4.80%      5.26%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                           3.79%    4.73%      5.16%
------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                       5.45%    5.92%      6.38%     Since 7/31/94
------------------------------------------------------------------------------------

(1) THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 62 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

                                                INTERMEDIATE TAX EXEMPT   MICHIGAN INTERMEDIATE
SHAREHOLDER FEES                                       BOND FUND           MUNICIPAL BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                       None                     None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                      None                     None
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                       None                     None
-----------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                        None                     None
-----------------------------------------------------------------------------------------------
Exchange Fee                                              None                     None
-----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(1)                               0.55%                    0.55%
-----------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                              0.05%                    0.05%
-----------------------------------------------------------------------------------------------
Other Expenses                                            0.15%                    0.15%
-----------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                                     0.75%                    0.75%
-----------------------------------------------------------------------------------------------

                                                OHIO INTERMEDIATE TAX   PENNSYLVANIA INTERMEDIATE
SHAREHOLDER FEES                                   EXEMPT BOND FUND        MUNICIPAL BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                      None                      None
-------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                     None                      None
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                      None                      None
-------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                          None                      None
-------------------------------------------------------------------------------------------------
Exchange Fee                                             None                      None
-------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(1)                              0.55%                     0.55%
-------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                             0.05%                     0.05%
-------------------------------------------------------------------------------------------------
Other Expenses                                           0.15%                     0.18%
-------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                                    0.75%                     0.78%
-------------------------------------------------------------------------------------------------

                                                             TAX FREE BOND FUNDS

(1) The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                             ADVISORY     TOTAL
FUND                                                           FEES     EXPENSES
Intermediate Tax Exempt Bond Fund                              0.40%      0.60%
Michigan Intermediate Municipal Bond Fund                      0.40%      0.60%
Ohio Intermediate Tax Exempt Bond Fund                         0.40%      0.60%
Pennsylvania Intermediate Municipal Bond Fund                  0.40%      0.63%

The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                             ADVISORY     TOTAL
FUND                                                           FEES     EXPENSES
Intermediate Tax Exempt Bond Fund                              0.40%      0.59%
Michigan Intermediate Municipal Bond Fund                      0.40%      0.59%
Ohio Intermediate Tax Exempt Bond Fund                         0.40%      0.59%
Pennsylvania Intermediate Municipal Bond Fund                  0.40%      0.61%

These fee waivers are voluntary and may be revised or discontinued at any time.

(2) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------------
INTERMEDIATE TAX EXEMPT BOND FUND                 $77      $240      $417      $930
-------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND          77       240       417       930
-------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND             77       240       417       930
-------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND      80       249       433       966
-------------------------------------------------------------------------------------

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest (i.e., the Armada International Equity, Armada Large Cap Growth, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). See "Information About the Underlying Armada Money Market Fund" on page 67 for information about the principal investment strategies and risks for the Armada Money Market Fund, which is offered for sale in a separate prospectus. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information. The following chart indicates the specific types of investments in which each Fund primarily invests.

                                                                  Fixed                   High-Yield
                                      Equity     Convertible     Income     Government   Lower Rated
                                    Securities    Securities   Securities   Securities    Securities
----------------------------------------------------------------------------------------------------
Armada International Equity Fund         o
----------------------------------------------------------------------------------------------------
Armada Large Cap Core
Equity Fund                              o
----------------------------------------------------------------------------------------------------
Armada Large Cap Growth Fund             o
----------------------------------------------------------------------------------------------------
Armada Large Cap Value Fund              o
----------------------------------------------------------------------------------------------------
Armada Mid Cap Growth Fund               o
----------------------------------------------------------------------------------------------------
Armada Mid Cap Growth Fund               o
----------------------------------------------------------------------------------------------------
Armada S&P 500 Index Fund                o
----------------------------------------------------------------------------------------------------
Armada Small Cap Core Fund               o
----------------------------------------------------------------------------------------------------
Armada Small Cap Growth Fund             o
----------------------------------------------------------------------------------------------------
Armada Small Cap Value Fund              o
----------------------------------------------------------------------------------------------------
Armada Aggressive Allocation Fund        o                          o            o
----------------------------------------------------------------------------------------------------
Armada Balanced Allocation Fund          o            o             o            o
----------------------------------------------------------------------------------------------------
Armada Conservative
Allocation Fund                          o                          o            o
----------------------------------------------------------------------------------------------------
Armada Bond Fund                                                    o            o
----------------------------------------------------------------------------------------------------
Armada Government
Mortgage Fund                                                       o            o
----------------------------------------------------------------------------------------------------
Armada Intermediate Bond Fund                                       o            o
----------------------------------------------------------------------------------------------------
Armada Limited Maturity
Bond Fund                                                           o            o
----------------------------------------------------------------------------------------------------
Armada Total Return
Advantage Fund                                                      o            o            o
----------------------------------------------------------------------------------------------------
Armada Ultra Short Bond Fund                                        o            o
----------------------------------------------------------------------------------------------------
Armada Intermediate
Tax Exempt Bond Fund                                                o
----------------------------------------------------------------------------------------------------
Armada Michigan Intermediate
Municipal Bond Fund                                                 o
----------------------------------------------------------------------------------------------------
Armada Ohio Intermediate
Tax Exempt Bond Fund                                                o
----------------------------------------------------------------------------------------------------
Armada Pennsylvania
Intermediate Municipal
Bond Fund                                                           o
----------------------------------------------------------------------------------------------------

                                                   Asset-      Mortgage-
                                     Municipal     Backed       Backed       Foreign
                                    Securities   Securities   Securities   Securities
-------------------------------------------------------------------------------------
Armada International Equity Fund                                                o
-------------------------------------------------------------------------------------
Armada Large Cap Core
Equity Fund
-------------------------------------------------------------------------------------
Armada Large Cap Growth Fund
-------------------------------------------------------------------------------------
Armada Large Cap Value Fund
-------------------------------------------------------------------------------------
Armada Mid Cap Growth Fund
-------------------------------------------------------------------------------------
Armada Mid Cap Growth Fund
-------------------------------------------------------------------------------------
Armada S&P 500 Index Fund
-------------------------------------------------------------------------------------
Armada Small Cap Core Fund
-------------------------------------------------------------------------------------
Armada Small Cap Growth Fund
-------------------------------------------------------------------------------------
Armada Small Cap Value Fund
-------------------------------------------------------------------------------------
Armada Aggressive Allocation Fund                     o            o
-------------------------------------------------------------------------------------
Armada Balanced Allocation Fund                       o            o            o
-------------------------------------------------------------------------------------
Armada Conservative
Allocation Fund                                       o            o
-------------------------------------------------------------------------------------
Armada Bond Fund                                      o            o
-------------------------------------------------------------------------------------
Armada Government
Mortgage Fund                                         o            o
-------------------------------------------------------------------------------------
Armada Intermediate Bond Fund                         o            o
-------------------------------------------------------------------------------------
Armada Limited Maturity
Bond Fund                                             o            o
-------------------------------------------------------------------------------------
Armada Total Return
Advantage Fund                                        o            o
-------------------------------------------------------------------------------------
Armada Ultra Short Bond Fund                          o            o
-------------------------------------------------------------------------------------
Armada Intermediate
Tax Exempt Bond Fund                     o
-------------------------------------------------------------------------------------
Armada Michigan Intermediate
Municipal Bond Fund                      o
-------------------------------------------------------------------------------------
Armada Ohio Intermediate
Tax Exempt Bond Fund                     o
-------------------------------------------------------------------------------------
Armada Pennsylvania
Intermediate Municipal
Bond Fund                                o
-------------------------------------------------------------------------------------

EQUITY SECURITIES

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES

As part of their principal investment strategies, each of the Armada Balanced Allocation Fund, Armada Bond Fund, Armada Intermediate Bond Fund, Armada Limited Maturity Bond Fund, Armada Ultra Short Bond Fund and Armada Total Return Advantage Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund other than the Armada Money Market Fund is offered for sale by and described in this prospectus. Please see the following section for a description of the Armada Money Market Fund, which is offered for sale by a separate prospectus.

INFORMATION ABOUT THE UNDERLYING ARMADA MONEY MARKET FUND

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

An investment in the Fund carries the following principal risks:

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Money Market Fund                              0.78%    3.44%      4.26%
--------------------------------------------------------------------------------

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The S&P 500 Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Stock Price Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.

Armada has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Armada are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                  EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                                  MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
International Equity Fund             Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in common stocks of foreign companies
--------------------------------------------------------------------------------
Large Cap Core Equity Fund            Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in common stocks
--------------------------------------------------------------------------------
Large Cap Growth Fund                 Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in growth-oriented common stocks of large
                                      cap companies
--------------------------------------------------------------------------------
Large Cap Value Fund                  Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in value-oriented common stocks of large
                                      cap companies
--------------------------------------------------------------------------------
Mid Cap Growth Fund                   Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in growth-oriented common stocks of mid
                                      cap companies
--------------------------------------------------------------------------------
Mid Cap Value Fund                    Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in value-oriented common stocks of mid cap
                                      companies
--------------------------------------------------------------------------------
S&P 500 Index Fund                    Investors seeking returns similar to those
                                      of the S&P 500 Composite Stock Price Index
                                      who are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in common stocks
--------------------------------------------------------------------------------
Small Cap Core Fund                   Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in common stock of small cap companies
--------------------------------------------------------------------------------
Small Cap Growth Fund                 Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in growth-oriented common stocks of small
                                      cap companies
--------------------------------------------------------------------------------
Small Cap Value Fund                  Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in value-oriented common stocks of small
                                      cap companies
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
FUND                                  MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Aggressive Allocation Fund            Investors seeking capital growth with the
                                      potential for above average total returns
                                      (as measured by the returns of the S&P 500
                                      Composite Stock Price Index) who are
                                      willing to accept the risks of investing
                                      in a fund that may allocate a high
                                      percentage of its assets in Underlying
                                      Armada Funds that focus their investments
                                      in equity securities
--------------------------------------------------------------------------------
Balanced Allocation Fund              Investors seeking broad diversification by
                                      asset class and style to manage risk and
                                      provide the potential for above average
                                      total returns (as measured by the returns
                                      of the S&P 500 Composite Stock Price Index
                                      and the Lehman U.S. Aggregate Bond Index)
--------------------------------------------------------------------------------
Conservative Allocation Fund          Investors seeking current income with the
                                      potential for above average total returns
                                      (as measured by the returns of the Lehman
                                      U.S. Aggregate Bond Index) who are willing
                                      to accept the risks of investing in a fund
                                      that may allocate a high percentage of its
                                      assets in Underlying Armada Funds that
                                      focus their investments in fixed income
                                      securities
--------------------------------------------------------------------------------

                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                                  MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Bond Fund                             Investors seeking current income who are
                                      willing to accept the risks of investing
                                      in a fund that invests primarily in fixed
                                      income securities
--------------------------------------------------------------------------------
Government Mortgage Fund              Investors seeking current income who are
                                      interested in the lower credit risk
                                      associated with a fund that invests
                                      primarily in U.S. government fixed income
                                      securities
--------------------------------------------------------------------------------
Intermediate Bond Fund                Investors seeking current income who are
                                      willing to accept the risks of investing
                                      in a fund that invests primarily in
                                      intermediate term fixed income securities
--------------------------------------------------------------------------------
Limited Maturity Bond Fund            Investors seeking current income who are
                                      seeking to minimize share price volatility
                                      relative to our other fixed income funds
                                      and who are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in shorter term fixed income securities
--------------------------------------------------------------------------------
Total Return Advantage Fund           Investors seeking total return with less
                                      share price volatility than a fund that
                                      invests primarily in equity securities who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in fixed income securities
--------------------------------------------------------------------------------
Ultra Short Bond Fund                 Investors seeking high current income but
                                      who desire the relative safety of
                                      investing in a fund that invests primarily
                                      in shorter term investment quality debt
                                      securities
--------------------------------------------------------------------------------

                               TAX-FREE BOND FUNDS
--------------------------------------------------------------------------------
FUND                                  MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund     Investors seeking current income exempt
                                      from federal income tax who are willing to
                                      accept moderate share price volatility
--------------------------------------------------------------------------------
Michigan Intermediate Municipal       Investors seeking current income exempt
Bond Fund                             from federal and Michigan income taxes who
                                      are willing to accept moderate share price
                                      volatility
--------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt          Investors seeking current income exempt
Bond Fund                             from federal and Ohio income taxes who are
                                      willing to accept moderate share price
                                      volatility
--------------------------------------------------------------------------------
Pennsylvania Intermediate Municipal   Investors seeking current income exempt
Bond Fund                             from federal and Pennsylvania income taxes
                                      who are willing to accept moderate share
                                      price volatility
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2004, the Adviser had approximately $27 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

INVESTMENT SUB-ADVISER

Investment Counselors, a SEC-registered investment adviser, serves as Sub-Adviser to the Armada Small Cap Core Fund. Investment Counselors, founded in 1968, is an investment management firm that provides investment supervisory services to its clients. Investment Counselors is a wholly owned subsidiary of National City Bank. Investment Counselors is located at 100 South Brentwood, Suite 100, St. Louis, Missouri, 63105. As of June 30, 2004, Investment Counselors managed over $506 million in assets.

As Sub-Adviser, Investment Counselors assists the Adviser in providing a continuous investment program for the Armada Small Cap Core Fund. For its services, Investment Counselors will receive investment sub-advisory fees from the Adviser at an annualized rate of 0.50% of the average daily net assets of the Fund.

SUB-ADVISER'S INVESTMENT PERFORMANCE

Although the Armada Small Cap Core Fund has no prior performance history, the small cap equity team at Investment Counselors has substantial experience in managing accounts that focus on small cap issuers. Investment Counselors manages separate accounts with a small cap orientation having investment objectives, policies and strategies that are substantially similar to the Armada Small Cap Core Fund.

The tables below show the annual returns and long-term performance record established by Investment Counselors while managing client accounts. Please note that the performance results shown are those of Investment Counselors and not the investment results of the Armada Small Cap Core Fund. The results are not intended to predict or suggest the return to be experienced by the Fund or the return an individual investor might achieve by investing in the Fund.

The Armada Small Cap Core Fund's results may be different from the composite performance figures shown due to, among other things, differences in fees and expenses. The composite performance figures reflect the deduction of all advisory fees and trading costs, but do not reflect custody fees, which are paid by clients directly. The overall expenses of the Sub-Adviser's client accounts are generally lower than those experienced by Fund shareholders and, therefore, the performance of the Fund would generally be lower. The Fund's results also may be different because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the client accounts. In addition, the securities held by the Fund will not be identical to the securities held by these accounts.

Included for comparison purposes are performance figures of the Russell 2000 Index, an unmanaged market index. Investors cannot invest directly in the index. The returns of the Russell 2000 Index reflect the reinvestment of dividends and distributions, but do not reflect the deduction of any fees, expenses or taxes.

INVESTMENT COUNSELORS SMALL CAP EQUITY COMPOSITE PERFORMANCE RESULTS

----------------------------------------------------------------------------------------------------------------------
                                 ANNUAL
    YEAR                          TOTAL     RUSSELL      NUMBER      COMPOSITE   TOTAL ASSETS AT   PERCENTAGE    TOTAL
   (AS OF                        RETURN   2000 INDEX       OF       DISPERSION    END OF PERIOD      OF FIRM     FIRM
DECEMBER 31)                       (%)        (%)      PORTFOLIOS       (%)         (MILLIONS)       ASSETS     ASSETS
----------------------------------------------------------------------------------------------------------------------
    1994                           -3.9       -1.8          2          0.94           $26.0           0.28      $ 91.3
    1995                           26.0       28.4          2          0.00           $35.0           0.26      $136.4
    1996                           23.9       16.5          1          0.00           $41.0           0.08      $521.4
    1997                           27.9       22.3          2          0.00           $62.0           0.12      $512.2
    1998                            4.9       -2.6          3          0.32           $68.0           0.11      $592.1
    1999                           11.9       21.3          2          0.22           $65.4           0.11      $591.0
    2000                            3.4       -3.0          2          0.16           $36.4           0.07      $527.3
    2001                           -4.6        2.5          2          0.06           $34.5           0.09      $405.4
    2002                          -15.1      -20.5          3          0.15           $29.3           0.08      $350.9
    2003                           52.2       47.3          3          2.06           $ 2.4           0.01      $459.5

ANNUALIZED RETURNS (AS OF DECEMBER 31, 2004)

--------------------------------------------------------------------------------
                                    INVESTMENT COUNSELORS
                                 SMALL CAP EQUITY COMPOSITE   RUSSELL 2000 INDEX
--------------------------------------------------------------------------------
   1 Year                                   52.2%                    47.3%
   5 Year                                    7.4%                     7.1%
  10 Year                                   11.1%                     9.5%

NOTES:

1. Investment Counselors is an investment management firm that provides investment supervisory services to its clients. Investment Counselors is an equity, fixed income and balanced portfolio investment manager that invests solely in U.S. -based securities.

2. Investment Counselors has prepared and presented the above data in compliance with the AIMR Performance Presentation Standards (AIMR-PPS
     (TM)), the U.S. and Canadian version of Global Investment Performance Standards (GIPS(TM)). AIMR has not been involved in the preparation or review of this data or with Investment Counselors' claim of compliance. This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology which may produce different results.

3. The results shown above are of all discretionary, fee-paying accounts with investment objectives, policies and strategies substantially similar to those of the Armada Small Cap Core Fund and include both active and closed accounts.

4. Performance figures are presented net of investment management and brokerage fees, and are negatively affected by the amount of the fees. Investment Counselors' Small Cap Equity average weighted annual management fee is 0.50% of average net assets.

5. There have been no changes in personnel responsible for the investment management process of this composite and no alteration of the composite for any reason. No selective periods of performance have been utilized. Results from all accounts have been continuous from the first full month under Investment Counselors' management to present or last full month under Investment Counselors' management. Composites are valued on a monthly basis and are geometrically linked. Valuations and returns are computed and stated in U.S. Dollars and are computed using a time-weighted rate of return. The composite is asset weighted using beginning-of-period weightings. Accrual accounting is used for fixed income securities. Trade date is used for the valuation. Leverage and derivatives were not used in the portfolios included in the composite.

6. Investment Counselors' Small Cap Equity Composite was created on December 31, 1993. The composite is defined to include three (3) fee-paying, discretionary accounts over $500,000 that are managed according to the small cap equity strategy, and does not include wrap-fee accounts. As of December 31, 2003 the composite had $2.4 million in total assets. Investment Counselors' Small Cap Equity Composite results are of 40% of all Investment Counselors' small cap equity portfolios and represent less than 1% of Investment Counselors' total firm assets and of Investment Counselors' discretionary accounts. A complete list of composites and description of Investment Counselors' composites and presentations that adhere to the AIMR-PPS(TM) standards is available upon request by contacting Lisa Teter at lteter@investmentcounselors.com or by calling
     (314) 587-7734.

7. AIMR standard composites represent 100% of discretionary and 99.5% of total firm assets.

8. The dispersion of annual returns is measured by the standard deviation across asset-weighted portfolio returns represented with the composite for the full year.

9. Past performance is no guarantee of future results. Products and services offered by Investment Counselors are subject to investment risks, including the possible loss of the principal invested. Products and services offered by Investment Counselors are not insured by the FDIC and are not deposits or other obligations of National City Bank, and are not guaranteed by National City Bank.

PRIOR PERFORMANCE INFORMATION FOR THE EQUITY INVESTMENT MANAGEMENT TEAM

The principal portfolio managers of the Equity Investment Management Team are Lawrence E. Eakin, Jr. and Christopher H. Wiles, CFA. They have the primary responsibility for the day-to-day management of the Large Cap Core Equity and Large Cap Growth Funds. The Equity Investment Management Team has substantial experience in managing investment companies that focus on large cap issuers. While employed at Strong Capital Management, Inc. and Rockhaven Asset Management, LLC, the Equity Investment Management Team was solely responsible for managing two mutual funds each with a large cap orientation, having investment objectives, policies and strategies that are substantially similar, respectively, to the Armada Large Cap Core Equity Fund (the "Similar Core Equity Fund") and Armada Large Cap Growth Fund (the "Similar Growth Fund" and together with the Similar Core Equity Fund, the "Similar Funds").

Before joining the Equity Investment Management Team at Armada, Lawrence E. Eakin Jr. co-managed the Similar Growth Fund and Similar Core Equity Fund (each as defined below). Mr. Eakin joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Eakin served as Rockhaven's director of research since he joined the firm in February 1997. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since 2001. Mr. Eakin received his bachelor's degree in computer application information systems from Clarion University in 1986 and his master's degree in investment finance from Duquesne University in 1993.

Before joining the Equity Investment Management Team at Armada, Christopher H. Wiles, CFA co-managed the Similar Growth Fund and Similar Core Equity Fund and has earned the right to use the Chartered Financial Analyst designation. Mr. Wiles joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Wiles was the President and Founder of Rockhaven, an investment advisory firm. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since their inception in November 1997. He received his associate's degree in finance at Penn State University in 1979, his bachelor's degree in finance at Youngstown State University in 1982, and his master's of business administration degree from Cleveland State University in 1984.

The bar charts and the performance tables below show the returns for Class A Shares of the Similar Core Equity Fund and Investor Class Shares of the Similar Growth Fund for certain periods ended December 31, 2003. The information also provides some indication of the risks of investing in the Similar Funds by showing how each Similar Fund's average annual returns, which reflect Similar Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. The information assumes reinvestment of all dividends and distributions.

Please keep in mind that the past performance of each Similar Fund, before and after taxes, does not represent how the Funds will perform. Returns of the Funds may differ from those of the Similar Funds due, among other things, to differences in operating expenses between the Similar Funds and the respective Funds.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Investor Class -
Similar Growth Fund         14.83%  52.14%(1)   3.35%    -8.97%  -18.09%  25.41%

Class A -
Similar Core Equity Fund    11.88%  24.84%     -1.46%   -10.72%  -14.44%  22.93%
--------------------------------------------------------------------------------
                             1998    1999       2000     2001     2002     2003

(1) The Investor Class - Similar Growth Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

FUND NAME                             BEST QUARTER RETURN   WORST QUARTER RETURN
--------------------------------------------------------------------------------
Similar Growth Fund                   29.98% (4th Q 1999)   -13.18% (2nd Q 2002)

Similar Core Equity Fund              19.95% (4th Q 1999)   -13.18% (2nd Q 2002)


                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 12-31-03

FUND/INDEX                                           1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------------------------
SIMILAR CORE EQUITY FUND(1)

Class A

   Return Before Taxes                               14.68%    1.72%     3.75%

   Return After Taxes on Distributions               14.64%    0.63%     2.75%

   Return After Taxes on Distributions
   And Sale of Fund Shares                            9.57%    0.95%     2.73%
--------------------------------------------------------------------------------
S&P 500 Index(2) (reflects no deduction
for fees, expenses, or taxes)                        28.67%   -0.57%     4.29%
--------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3)
(reflects no deduction for fees, expenses,
or taxes)                                            24.80%   -1.08%     3.83%
--------------------------------------------------------------------------------

SIMILAR GROWTH FUND(5)

Investor Class
   Return Before Taxes                               24.16%    8.01%     9.06%

   Return After Taxes on Distributions               24.13%    6.41%     7.58%

   Return After Taxes on Distributions
   And Sale of Fund Shares                           15.70%    6.01%     7.02%
--------------------------------------------------------------------------------
S&P 500 Index(2) (reflects no
deduction for fees, expenses,
or taxes)                                            28.67%   -0.57%     4.29%
--------------------------------------------------------------------------------
Russell 1000 Growth Index(4)
(reflects no deduction for fees,
expenses, or taxes)                                  29.75%   -5.11%     1.49%
--------------------------------------------------------------------------------
Lipper Large Cap Core
Funds Index(3) (reflects no
deduction for fees, expenses,
or taxes)                                            24.80%   -1.08%     3.83%
--------------------------------------------------------------------------------

(1) The Similar Core Equity Fund, the Strong Advisor Large Company Core Fund, commenced operations on November 3, 1997.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

(3) The Lipper Large Cap Core Funds Index is the average of the 30 largest funds in the Lipper category.

(4) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Similar Growth Fund, the Strong Large Company Growth Fund, commenced operations on November 3, 1997.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Unlike the bar chart, the performance table reflects the impact of the maximum initial sales charge, which was first charged on November 30, 2000 for the Similar Core Equity Fund. No sales charge is imposed on reinvested dividends and distributions. The Similar Growth Fund does not impose any sales charges on purchases.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal period ended May 31, 2004.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       ADVISORY FEES PAID AS
                                                                                                      A PERCENTAGE OF AVERAGE
                                                                                                  NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                                     MANAGEMENT TEAM                           ENDED MAY 31, 2004
--------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                     International Equity Investment Management Team                   1.15%
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund                           Equity Investment Management Team                          0.75%
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                                Equity Investment Management Team                          0.75%
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                              Value Equity Investment Management Team                       0.75%
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                       Small- and Mid-Growth Equity Investment Management Team               0.75%
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                              Mid-Value Equity Investment Management Team                     0.75%
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                 Quantitative Analysis Management Team                        0.20%
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund                               Core Equity Investment Management Team,
                                                    Investment Counselors (sub-adviser)                         1.00%(1)
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                     Small- and Mid-Growth Equity Investment Management Team               1.00%
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                           Small Value Equity Investment Management Team                    1.00%
--------------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund                            Asset Allocation Management Team                          0.00%
--------------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund                              Asset Allocation Management Team                          0.75%
--------------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund                          Asset Allocation Management Team                          0.00%
--------------------------------------------------------------------------------------------------------------------------------
Bond Fund                                           Taxable Fixed Income Management Team                        0.55%
--------------------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                            Taxable Fixed Income Management Team                        0.40%
--------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                              Taxable Fixed Income Management Team                        0.40%
--------------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                          Taxable Fixed Income Management Team                        0.35%
--------------------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                         Taxable Fixed Income Management Team                        0.40%
--------------------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                               Taxable Fixed Income Management Team                        0.20%
--------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund                       Municipal Fixed Income Team                             0.40%
--------------------------------------------------------------------------------------------------------------------------------
Michigan Intermediate Municipal Bond Fund               Municipal Fixed Income Team                             0.40%
--------------------------------------------------------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt Bond Fund                  Municipal Fixed Income Team                             0.40%
--------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Intermediate
Municipal Bond Fund                                     Municipal Fixed Income Team                             0.40%
--------------------------------------------------------------------------------------------------------------------------------

(1) THE SMALL CAP CORE FUND DID NOT COMMENCE OPERATIONS UNTIL APRIL 2, 2004. THE FEE SHOWN REPRESENTS THE CONTRACTUAL ADVISORY FEE RATE THAT THIS FUND IS OBLIGATED TO PAY THE ADVISER.

-----------------------------------------------------------------------------------------------------------------------
NAME                                          BUSINESS EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INVESTMENT MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
David F. Cooley, CFS, CPA                     Leadership responsibility for the International Equity investment style.
Senior Director of International Equity
Investment                                    Mr. Cooley originally joined the Adviser in 1996 and served as Portfolio
Years with the Adviser: 5 years               Manager on the Armada International Equity Fund from its inception
Industry experience: 17 years                 through early 2000. Most recently, he served as Managing Director for
                                              Global Equity at J&W Seligman until rejoining National City in 2003.
-----------------------------------------------------------------------------------------------------------------------
Martin Schulz                                 Responsible for day-to-day management of the style.
Director of International Equity Investment
Years with the Adviser: 7 years               Mr. Schulz has been with the Adviser for seven years.
Industry experience: 10 years
-----------------------------------------------------------------------------------------------------------------------
EQUITY INVESTMENT MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
Christopher A. Wiles, CFA                     Shared responsibility for overall management of the Fund and decision
Managing Senior Director for Core and         making on securities entering and leaving the portfolios.
Growth Equity
Years with the Adviser: 1 year                Mr. Wiles joined the Adviser in 2004. Mr. Wiles founded Rockhaven Asset
Industry experience: 19 years                 Management in 1997. In 2002, Rockhaven was acquired by Strong
                                              Capital Management, Inc. where he served as Senior Portfolio Manager until joining the Adviser.
-----------------------------------------------------------------------------------------------------------------------
Lawrence E. Eakin, Jr.                        Shared responsibility for overall management of the Fund and decision
Senior Director of Large Cap Growth Equity    making on securities entering and leaving the portfolios.
Years with the Adviser: 1 year
Industry experience: 9 years                  Mr. Eakin joined the Adviser in 2004. From 2002 to 2004, he was a Co-
                                              Portfolio Manager of the Strong Large Company Core Fund and Large
                                              Company Growth Fund at Strong Capital Management, Inc. Prior to that time, he was with Rockhaven Asset Management.
-----------------------------------------------------------------------------------------------------------------------
Michael J. Halloran, CFA                      Responsible for sector analysis.
Large Cap Growth Equity Analyst
Years with the Adviser: 1 year                Mr. Halloran joined the Adviser in 2004. He worked at Strong Capital
Industry experience: 5 years                  Management, Inc. as an equity analyst from 2002 to 2004. Prior to that time, he worked at Rockhaven Asset Management as an equity analyst.
-----------------------------------------------------------------------------------------------------------------------
Joe Famoso                                    Responsible for analysis in the finance, industrial and basic materials
Analyst                                       sectors.
Years with the Adviser: 1 year
Industry experience: 7 years                  Prior to joining the Adviser in 2004, Mr. Famoso served as an analyst with Mellon Equity Associates. From November 2000 through February
                                              2004, he worked at Strong Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
MID-VALUE EQUITY INVESTMENT MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
Michael E. Santelli, CFA, CPA                 Mr. Santelli is responsible for management of the Armada Mid Cap Value
Senior Director for Value Equity Investment   Fund.
Years with the Adviser: 9 years
Industry experience: 14 years                 Mr. Santelli has been with the Adviser for 9 years.
-----------------------------------------------------------------------------------------------------------------------
Alex L. Vallecillo, CFA                       Mr. Vallecillo is responsible for management of the Armada Mid Cap
Senior Portfolio Manager                      Value Fund.
Years with the Adviser: 9 years
Industry experience: 10 years                 Mr. Vallecillo joined the Adviser in 1996.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NAME                                          BUSINESS EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
VALUE EQUITY INVESTMENT MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
Michael J. Chren, CFA                         Leadership responsibility for the Armada Large Cap Value Fund.
Senior Director for Value Investment
Years with the Adviser: 1 year                Most recently worked with INVESCO Capital Management where he
Industry experience: 19 years                 served as Partner/Senior Portfolio Manager. Prior to that, he served as
                                              Senior Portfolio Manager with DePrince, Race and Zollo.
-----------------------------------------------------------------------------------------------------------------------
Edward A. Johnson                             Day-to-day analysis of current and potential equity investments.
Equity Analyst
Years with the Adviser: 1 year
Industry experience: 5 years
-----------------------------------------------------------------------------------------------------------------------
SMALL- AND MID-GROWTH EQUITY INVESTMENT MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
Jon Scharlau, CFA                             Mr. Scharlau has overall responsibility for the portfolio management of
Senior Portfolio Manager                      the Armada Small Cap Growth and Mid Cap Growth Funds.
Years with the Adviser: 2 years
Industry experience: 13 years                 Mr. Scharlau joined the Adviser in 2002. Previously, he served as a Senior
                                              Research Analyst for U.S. Bank Corp.
-----------------------------------------------------------------------------------------------------------------------
Chris Staneluis                               Mr. Staneluis is responsible for analysis of current and potential equity
Portfolio Manager                             investments for the Small Cap Growth and Mid Cap Growth Funds.
Years with the Adviser: 2 years
Industry experience: 6 years                  Prior to joining the Adviser in 2002, Mr. Staneluis was a research associate with MidWest Research Association.
-----------------------------------------------------------------------------------------------------------------------
QUANTITATIVE ANALYSIS MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
Mark Koenig, CFA                              Day-to-day responsibility for the S&P 500 Index Fund.
Director of Quantitative Analysis
Years with the Adviser: 6 years               Mr. Koenig joined the Adviser in 1998.
Industry experience: 9 years
-----------------------------------------------------------------------------------------------------------------------
Rita Ontko                                    Ms. Ontko is responsible for analytical support of the Fund models.
Quantitative Analyst
Years with the Adviser: 8 years               Ms. Ontko joined the Adviser in 1996.
Industry experience: 11 years
-----------------------------------------------------------------------------------------------------------------------
Michael Wayton                                Mr. Wayton is responsible for day-to-day management of the Armada
Quantitative Analyst                          S&P 500 Index Fund.
Years with the Adviser: 4 years
Industry experience: 7 years                  Prior to joining the Adviser in 2000, Mr. Wayton was a Senior Portfolio
                                              Management Assistant with National City Corporation.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NAME                                          BUSINESS EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
Donald L. Ross                                Mr. Ross is responsible for decisions on asset allocations for the three
President and Chief Investment Officer        asset allocation funds.
Years with the Adviser: 10 years
Industry experience: 17 years                 Mr. Ross has been with the Adviser since 1995.
-----------------------------------------------------------------------------------------------------------------------
Mark Koenig, CFA                              Mr. Koenig manages asset allocation model development and analysis.
Director of Quantitative Analysis
Years with the Adviser: 6 years               Mr. Koenig joined the Adviser in 1998.
Industry experience: 9 years
-----------------------------------------------------------------------------------------------------------------------
Rita Ontko                                    Ms. Ontko monitors operation execution and cash for the funds.
Quantitative Analyst
Years with the Adviser: 8 years               Ms. Ontko joined the Adviser in 1996.
Industry experience: 11 years
-----------------------------------------------------------------------------------------------------------------------
Vincent Zhou, CFA                             Mr. Zhou is responsible for asset allocation model development and
Quantitative Analyst                          analysis.
Years with the Adviser: 1 year
Industry experience: 6 years                  Prior to joining the Adviser in 2003, he served as a consultant to Egan-
                                              Jones Rating Company. He also worked as an Investment Analyst for
                                              1838 Investment Advisors.
-----------------------------------------------------------------------------------------------------------------------
SMALL VALUE EQUITY INVESTMENT MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
Richard A. Giesen, Jr.                        Mr. Giesen is primarily responsible for the management of the Armada
Senior Director of Small Cap Value            Small Cap Value Fund.
Equity Investment
Years with the Adviser: 1 year                Prior to joining the Adviser in 2003, Mr. Giesen was a Senior Portfolio
Industry experience: 18 years                 Manager with Munder Capital Management.
-----------------------------------------------------------------------------------------------------------------------
John P. Micklitsch                            Mr. Micklitsch is responsible for analysis of current and potential equity
Senior Portfolio Manager of Small Cap Value   investments for the Small Cap Value Fund.
Equity Investment
Years with the Adviser: 1 year                Prior to joining the Adviser in 2004, he was a Co-Manager and Senior
Industry experience: 10 years                 Research Analyst at Fifth Third Asset Management (2003-2004). Prior
                                              Research Analyst and Head Equity Trader at Robert E. Torray & Co. Inc.
                                              (1996-2003).
-----------------------------------------------------------------------------------------------------------------------
CORE EQUITY INVESTMENT MANAGEMENT TEAM, ALLEGIANT INVESTMENT COUNSELORS (SUB-ADVISER)
-----------------------------------------------------------------------------------------------------------------------
Gordon A. Johnson                             Mr. Johnson has overall responsibility for the team's investment
President and Chief Investment Officer -      operations.
Allegiant Investment Counselors
Years with the Adviser: 1 year                Mr. Johnson has been with Investment Counselors, sub-adviser for the
Industry experience: 20 years                 Armada Small Cap Core Fund, since 1985.
-----------------------------------------------------------------------------------------------------------------------
James E. Mineman                              Mr. Mineman is responsible for coordinating the equity research process
Director of Equity Research                   for the Armada Small Cap Core Fund.
Years with the Adviser: 1 year
Industry experience: 11 years                 Mr. Mineman has been with Investment Counselors, sub-adviser for the
                                              Armada Small Cap Core Fund, since 1994.
-----------------------------------------------------------------------------------------------------------------------
Peter A. Roy                                  Mr. Roy is responsible for implementing and managing the investment
Vice President, Portfolio Manager             philosophy.
Years with the Adviser: 1 year
Industry experience: 2 years                  Prior to joining Investment Counselors in 2003, Mr. Roy was a portfolio manager for Allegiant Trust Company.
-----------------------------------------------------------------------------------------------------------------------
Lisa A. Teter                                 Ms. Teter is responsible for portfolio management and trading for the
Vice President, Portfolio Manager             Armada Small Cap Core Fund.
Years with the Adviser: 1 year
Industry experience: 11 years                 Ms. Teter has been with Investment Counselors, sub-adviser for the
                                              Armada Small Cap Core Fund, since 1994.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NAME                                          BUSINESS EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
Andrew Harding                                Mr. Harding has primary responsibility for taxable fixed income strategy
Senior Director for Taxable Fixed             and performance at the Adviser.
Income Investments
Years with the Adviser: 4 years               Prior to joining the Adviser in 2000, Mr. Harding was a portfolio manager
Industry experience: 24 years                 with McDonald Investments.
-----------------------------------------------------------------------------------------------------------------------
Cynthia D. Cole                               Ms. Cole is primarily responsible for analyzing and recommending
Director of Corporate Bond Investment         corporate sector investments.
Years with the Adviser: 6 years
Industry experience: 20 years                 Ms. Cole has been with the Adviser since 1999.
-----------------------------------------------------------------------------------------------------------------------
Timothy Compan, Jr., CFA                      Mr. Compan has responsibility for fixed income security credit analysis.
Senior Debt Securities Analyst
Years with the Adviser: 2 years               Prior to joining the Adviser in 2003, Mr. Compan managed a risk analysis
Industry experience: 5 years                  group at Goldman, Sachs & Company.
-----------------------------------------------------------------------------------------------------------------------
Matthew Downing                               Mr. Downing has responsibility for fixed income security and portfolio
Fixed Income Analyst                          research.
Years with the Adviser: 3 years
Industry experience: 4 years                  Prior to joining the Adviser in 2001, Mr. Downing was a consultant with
                                              FutureNext Consulting.
-----------------------------------------------------------------------------------------------------------------------
Mark Lozina, CFA                              Mr. Lozina has day-to-day responsibility for fixed income security and
Fixed Income Analyst                          portfolio research.
Years with the Adviser: 2 years
Industry experience: 9 years                  Prior to joining the Adviser in 2002, Mr. Lozina was with National City
                                              Corporation's Equity Sponsor Group.
-----------------------------------------------------------------------------------------------------------------------
MUNICIPAL FIXED INCOME TEAM
-----------------------------------------------------------------------------------------------------------------------
Christian Swantek                             Mr. Swantek has leadership responsibility for the municipal fixed income
Director of Tax-Exempt Fixed Income           investment style and primary responsibility for the Michigan
Investment                                    Intermediate Municipal Bond Fund and the Pennsylvania Intermediate
Years with the Adviser: 7 years               Municipal Bond Fund.
Industry experience: 22 years
                                              Mr. Swantek has been with the Adviser for seven years.
-----------------------------------------------------------------------------------------------------------------------
Stephen Carpenter                             Mr. Carpenter is primarily responsible for municipal fixed income
Senior Portfolio Manager                      investment for Ohio Intermediate Tax Exempt Bond Fund and
Years with the Adviser: 10 years              Intermediate Tax Exempt Bond Fund.
Industry experience: 31 years
                                              Mr. Carpenter has been with the Adviser since 1995.
-----------------------------------------------------------------------------------------------------------------------

PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT AND ARE ONLY AVAILABLE TO FINANCIAL INSTITUTIONS.

Institutional shares may be purchased only through the Trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with the Distributor to place trades for institutional accounts, broker products or similar products. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and may charge transaction fees. You should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution.

The Funds may accept or reject any purchase order.

From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

The Adviser will monitor each Fund's asset size and, subject to approval by Armada's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

Armada has imposed limits on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly, except in the circumstances set forth below with respect to the redemption fee. Under the Fund's procedures, the Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions -- a fund purchase followed shortly by a corresponding sale (redemption or exchange) -- during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Armada's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

o    Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o    Limit the amount of any exchange

Armada reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

REDEMPTION FEE

Effective July 15, 2004, the Funds identified below will charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange):

Armada International Equity Fund -- Class I
Armada Small Cap Core Fund -- Class I
Armada Small Cap Growth Fund -- Class I
Armada Small Cap Value Fund -- Class I

The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fee will be paid directly to the fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund.

This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. The Fund will act in accordance with its Trading Limits policy as outlined in the "Purchasing, Selling and Exchanging Fund Shares" section of this prospectus pertaining to suspected short-term trading.

The 2% redemption fee will not be charged on the following transactions:

1. Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

2. Redemptions requested within 30 days following the death or post-purchase disability of the shareholder;

3. Redemptions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a fund);

4. Shares acquired through the reinvestment of distributions (dividends and capital gains); and

5. Redemptions in omnibus accounts -- including those of affiliates of the Adviser -- where redemptions cannot be tracked to the individual shareholder.

HOW TO PURCHASE FUND SHARES

                         NEW ACCOUNT SET UP                       ADDING TO AN EXISTING ACCOUNT
----------------------------------------------------------------------------------------------------
TELEPHONE
1-800-622-FUND (3863)    Call our Investor Services Line to       Call our Investor Services Line
                         obtain an application.                   to purchase additional shares.
----------------------------------------------------------------------------------------------------
MAIL                     Complete an application and mail it      Make your check payable to "Armada
                         along with a check payable, in           Funds (Fund Name)." Please include
                         U.S. dollars, to "Armada Funds           your account number on your check
                         (Fund Name)."                            and mail it to the address at the
                                                                  left.

                         Armada Funds
                         P.O. Box 8421
                         Boston, MA 02266-8421

                         For overnight delivery mail to:

                         Boston Financial Data Services
                         Attn: Armada Funds
                         66 Brooks Drive
                         Braintree, MA 02184

                         Armada cannot accept third-party
                         checks, starter checks, credit cards,
                         credit card checks, cash or cash
                         equivalents (i.e., cashier's check,
                         bank draft, money order or travelers'
                         check).
----------------------------------------------------------------------------------------------------
WIRE                     To purchase shares by wire, call         Call 1-800-622-FUND (3863) prior
                         1-800-622-FUND (3863) to set up your     to sending the wire in order to
                         account to accommodate wire              obtain a confirmation number and
                         transactions and to receive a wire       to ensure prompt and accurate
                         control number to be included in the     handling of funds. Ask your bank
                         body of the wire. Ask your bank to       to transmit immediately available
                         transmit immediately available funds     funds by wire as described at the
                         by wire in the amount of your purchase   left. Please include your account
                         to:                                      number.

                         State Street Bank and Trust Company      Armada and its transfer agent
                         ABA #011000028                           are not responsible for the
                         Account 99052755 Credit Armada Funds     consequences of delays resulting
                         (Account Registration)                   from the banking or Federal
                         (Account Number)                         Reserve Wire system, or from
                         (Wire Control Number)                    incomplete wiring instructions.

                         Note: Your bank may charge you a fee
                         for this service.

                         Armada and its transfer agent are not
                         responsible for the consequences of
                         delays resulting from the banking or
                         Federal Reserve Wire system, or from
                         incomplete wiring instructions.
----------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY   You may buy shares through accounts      Please refer to New Account Set
                         with brokers or other financial          Up to the left.
                         institutions that are authorized to
                         place trades in Fund shares for their
                         customers. If you invest through an
                         authorized institution, you will have
                         to follow its procedures. Your broker
                         or institution may charge a fee for
                         its services, in addition to the fees
                         charged by Armada. Address
                         correspondence or questions regarding
                         a Fund to your institution.
----------------------------------------------------------------------------------------------------

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. A Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund (including investments in Underlying Armada Funds by the Aggressive Allocation Fund and Conservative Allocation Fund) are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

TELEPHONE
1-800-622-FUND (3863)

Call with the account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 82 "How to Purchase Fund Shares").

FINANCIAL INTERMEDIARY

Contact your broker or institution to redeem your shares. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The sale price of each share will be the next NAV determined after the Fund receives your request.

If you recently changed your address on your account, redemption proceeds will not be available until after 10 business days without a signature guarantee.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors -- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption request. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for other than customary weekend and holiday closings;

(c)  the SEC has by order permitted such suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange Class I Shares of one Armada Fund for Class I Shares of another Armada Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern Time.

TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into a new or existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL

Indicate which existing Fund you would like to transfer (you may only exchange within the same share class) and mail to the following address:

     Armada Funds
     P.O. Box 8421
     Boston, MA 02266-8421

For overnight delivery mail to:

     Boston Financial Data Services
     Attn: Armada Funds
     66 Brooks Drive
     Braintree, MA 02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY

Contact your broker or institution. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than: (i) 0.005% with respect to the S&P 500 Index Fund; (ii) 0.07% with respect to each other Equity Fund;
(iii) 0.02% with respect to the Ultra Short Bond Fund; and (iv) 0.05% with respect to each other Fund.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:


     Armada International Equity Fund
     Armada Large Cap Growth Fund*
     Armada Mid Cap Growth Fund*
     Armada Mid Cap Value Fund
     Armada Small Cap Core Fund
     Armada Small Cap Growth Fund
     Armada Small Cap Value Fund

*EFFECTIVE JANUARY 1, 2005


The following Funds distribute income quarterly:


     Armada Large Cap Core Equity Fund
     Armada Large Cap Value Fund
     Armada S&P 500 Index Fund
     Armada Aggressive Allocation Fund
     Armada Balanced Allocation Fund

The following Funds distribute income monthly:

     Armada Conservative Allocation Fund
     Armada Bond Fund
     Armada Government Mortgage Fund
     Armada Intermediate Bond Fund
     Armada Limited Maturity Bond Fund
     Armada Total Return Advantage Fund
     Armada Ultra Short Bond Fund
     Armada Intermediate Tax Exempt Bond Fund
     Armada Michigan Intermediate Municipal Bond Fund
     Armada Ohio Intermediate Tax Exempt Bond Fund
     Armada Pennsylvania Intermediate Municipal Bond Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Certain other distributions paid by the Funds to individual shareholders may also be taxable to you as long-term capital gain, subject to certain requirements. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that are qualifying dividends may be reduced as a result of a Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend. In general, long-term capital gains and dividends are taxed at a maximum rate of 15%. Fund distributions (other than exempt-interest dividends discussed below) attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Armada Intermediate Tax Exempt Bond Fund, Armada Michigan Intermediate Municipal Bond Fund, Armada Ohio Intermediate Tax Exempt Bond Fund, and Armada Pennsylvania Intermediate Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be attributable to "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2004,the withholding rate is 28%.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Intermediate Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Intermediate Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Armada Michigan Intermediate Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2004 and is incorporated by reference into the Statement of Additional Information.

In June 2000, the Parkstone Bond, U.S. Government Income, Michigan Municipal Bond, and Mid Capitalization Funds were reorganized into the Armada Bond, Government Mortgage, Michigan Intermediate Municipal Bond, and Mid Cap Growth Funds, respectively. In connection with this reorganization, each of these Armada Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund.


You can obtain the Funds' annual report, which contain more performance information, at no charge by calling 1-800-622-FUND (3863).

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------------------------------
CLASS I
2004         $8.05       $0.08(1)          $2.21         $(0.16)        $(0.00)       $10.18      28.50%
2003          9.75        0.08(1)          (1.75)         (0.03)         (0.00)         8.05     (17.13)
2002         10.89        0.06(1)          (1.16)         (0.04)         (0.00)         9.75     (10.09)
2001         15.05        0.03(1)          (3.19)         (0.00)         (1.00)        10.89     (22.74)
2000         10.91        0.01              4.23          (0.03)         (0.07)        15.05      38.90
--------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
--------------------------------------------------------------------------------------------------------
CLASS I
2004         $9.58       $0.09(1)          $1.33         $(0.09)        $(0.00)       $10.91      14.72%
2003         10.87        0.10(1)          (1.30)         (0.09)         (0.00)         9.58     (10.90)
2002         12.27        0.05(1)          (1.15)         (0.04)         (0.26)        10.87      (8.99)
2001         14.88        0.02             (0.71)         (0.00)         (1.92)        12.27      (5.63)
2000         13.75        0.02              1.65          (0.01)         (0.53)        14.88      12.31
--------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------
CLASS I
2004        $17.13       $0.02(1)          $1.63         $(0.07)        $(0.00)       $18.71       9.64%
2003         19.54        0.06(1)          (2.41)         (0.06)         (0.00)        17.13     (12.03)
2002         24.36        0.01(1)          (4.62)         (0.00)         (0.21)        19.54     (19.03)
2001         28.89       (0.01)(1)         (3.40)         (0.00)         (1.12)        24.36     (12.26)
2000         24.61        0.00(1)           4.55          (0.01)         (0.26)        28.89      18.49

                                                       RATIO         RATIO OF NET
                                     RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF      INVESTMENT     TO AVERAGE    (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE     TO AVERAGE    (BEFORE FEE       (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE
------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------
CLASS I
2004        $280,040      1.41%          0.74%          1.41%            0.74%            117%
2003         322,284      1.38           1.06           1.38             1.06              90
2002         517,829      1.34           0.63           1.34             0.63              63
2001         607,113      1.45           0.21           1.50             0.16             161
2000         425,328      1.43           0.06           1.49             0.00             124
------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
------------------------------------------------------------------------------------------------
CLASS I
2004        $209,690      0.94%          0.81%          0.94%            0.81%            124%
2003         152,055      0.96           1.08           0.96             1.08              68
2002         141,177      0.97           0.47           0.97             0.47             112
2001         126,203      0.99           0.08           1.04             0.03              34
2000         141,207      1.00           0.03           1.06            (0.03)             37
------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
------------------------------------------------------------------------------------------------
CLASS I
2004        $581,512      0.93%          0.09%          0.93%            0.09%            144%
2003         542,371      0.92           0.35           0.92             0.35              65
2002         699,863      0.92           0.05           0.92             0.05              52
2001         965,165      0.93          (0.03)          0.98            (0.08)             18
2000       1,251,015      0.90           0.01           0.96            (0.05)             25

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
---------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2004        $14.07       #0.21(1)          $2.38       $(0.22)         $(0.00)        $16.44      18.52%
2003         15.83        0.21(1)          (1.73)       (0.21)          (0.03)         14.07      (9.46)
2002         17.39        0.19(1)          (0.88)       (0.19)          (0.68)         15.83      (3.84)
2001         16.03        0.25              1.71        (0.28)          (0.32)         17.39      12.67
2000         18.80        0.35             (1.85)       (0.36)          (0.91)         16.03      (7.95)
---------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2004         $5.70      $(0.04)(1)         $0.93       $(0.00)         $(0.00)         $6.59      15.63%
2003          6.49       (0.05)(1)         (0.74)       (0.00)          (0.00)          5.70     (12.17)
2002          8.08       (0.06)(1)         (1.53)       (0.00)          (0.00)          6.49     (19.68)
2001         15.84       (0.08)(1)         (3.14)       (0.00)          (4.54)          8.08     (23.89)
2000         14.27       (0.12)(1)          6.34        (0.00)          (4.65)         15.84      51.90
---------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2004        $10.11       $0.04(1)          $2.69       $(0.07)         $(0.23)        $12.54      27.24%
2003(2)      10.00        0.07(1)           0.07        (0.03)          (0.00)         10.11       1.38
---------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2004         $8.30       $0.12(1)          $1.36       $(0.11)         $(0.00)         $9.67      17.98%
2003          9.21        0.11(1)          (0.91)       (0.11)          (0.00)          8.30      (8.55)
2002         10.84        0.11(1)          (1.63)       (0.11)          (0.00)          9.21     (14.11)
2001         12.25        0.11             (1.41)       (0.11)          (0.00)         10.84     (10.64)
2000         11.32        0.13              0.99        (0.13)          (0.06)         12.25       9.92
---------------------------------------------------------------------------------------------------------
SMALL CAP CORE FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2004(3)     $10.00      $(0.01)(1)        $(0.49)      $(0.00)         $(0.00)         $9.50      (5.00)%
---------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2004         $7.70      $(0.09)(1)         $1.48       $(0.00)         $(0.00)         $9.09      18.05%
2003          9.18       (0.06)(1)         (1.42)       (0.00)          (0.00)          7.70     (16.12)
2002         11.56       (0.09)(1)         (2.29)       (0.00)          (0.00)          9.18     (20.59)
2001         14.91       (0.06)(1)         (1.93)       (0.00)          (1.36)         11.56     (14.72)
2000         10.14       (0.04)(1)          4.81        (0.00)          (0.00)         14.91      47.04
---------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2004        $17.61       $0.02(1)          $5.13       $(0.06)         $(0.52)        $22.18      29.35%
2003         20.64        0.08(1)          (2.18)       (0.09)(4)       (0.84)         17.61      (9.69)
2002         19.07        0.10(1)           3.38        (0.15)          (1.76)         20.64      19.61
2001         15.15        0.22              4.36        (0.25)          (0.41)         19.07      30.89
2000         13.65        0.27              1.45        (0.22)          (0.00)         15.15      12.87

                                                       RATIO         RATIO OF NET
                                     RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF      INVESTMENT     TO AVERAGE    (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE     TO AVERAGE    (BEFORE FEE       (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE
------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------
CLASS I
2004       $526,031       0.94%         1.38%          0.94%             1.38%            47%
2003        505,108       0.93          1.62           0.93              1.62             34
2002        743,804       0.92          1.15           0.92              1.15             39
2001        700,811       0.97          1.54           1.02              1.49             67
2000        500,135       0.92          2.07           0.98              2.01             40
------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------
CLASS I
2004        $67,969       1.13%        (0.69)%         1.26%            (0.82)%          228%
2003         74,852       1.30         (0.92)          1.30             (0.92)            66
2002        143,328       1.27         (0.92)          1.27             (0.92)            68
2001        195,291       1.26         (0.64)          1.31             (0.69)           191
2000        281,161       1.29         (0.75)          1.29             (0.75)           110
------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
------------------------------------------------------------------------------------------------
CLASS I
2004        $52,453       1.07%         0.36%          1.20%             0.23%            87%
2003(2)      36,319       0.93          0.89           1.24              0.58             76
------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
------------------------------------------------------------------------------------------------
CLASS I
2004       $387,699       0.34%         1.32%          0.49%             1.17%             1%
2003        281,426       0.35          1.43           0.50              1.28              7
2002        311,120       0.33          1.09           0.48              0.94              4
2001        332,015       0.36          0.94           0.61              0.69             15
2000        354,637       0.34          1.02           0.59              0.77             48
------------------------------------------------------------------------------------------------
SMALL CAP CORE FUND
------------------------------------------------------------------------------------------------
CLASS I
2004(3)     $28,986       1.31%        (0.67)%         1.31%            (0.67)%            4%
------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------
CLASS I
2004       $134,244       1.23%        (1.02)%         1.23%            (1.02)%          340%
2003        156,646       1.29         (0.92)          1.29             (0.92)           119
2002        268,485       1.24         (0.88)          1.24             (0.88)           122
2001        304,754       1.27         (0.44)          1.32             (0.49)           174
2000        157,306       1.23         (0.28)          1.29             (0.34)           155
------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------
CLASS I
2004       $831,470       1.18%         0.07%          1.18%             0.07%           116%
2003        773,213       1.20          0.48           1.20              0.48            127
2002        932,705       1.16          0.54           1.16              0.54            106
2001        549,218       1.20          1.35           1.25              1.30            128
2000        354,347       1.21          1.97           1.27              1.91            120



+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) MID CAP VALUE FUND, CLASS I COMMENCED OPERATIONS ON JULY 1, 2002. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(3) SMALL CAP CORE FUND CLASS I COMMENCED OPERATIONS ON APRIL 2, 2004. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(4)  INCLUDES A TAX RETURN OF CAPITAL OF $(0.01) FOR SMALL CAP VALUE FUND.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
--------------------------------------------------------------------------------------------------------
CLASS I
2004         $8.23       $0.07(1)          $1.00       $(0.04)         $(0.00)         $9.26     12.98%
2003          9.08        0.02(1)          (0.80)       (0.07)(7)       (0.00)          8.23     (8.56)
2002          9.95        0.10(1)          (0.82)       (0.15)(8)       (0.00)          9.08     (7.26)
2001(2)      10.00        0.02             (0.06)       (0.01)          (0.00)          9.95     (0.36)
--------------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------------------------------
CLASS I
2004         $8.44       $0.11(1)          $0.89       $(0.09)         $(0.00)         $9.35     11.93%
2003          9.01        0.13(1)          (0.55)       (0.15)          (0.00)          8.44     (4.58)
2002(3)       9.72        0.20(1)          (0.71)       (0.20)          (0.00)          9.01     (5.27)
2001         11.68        0.28             (0.42)       (0.27)          (1.55)          9.72     (1.68)
2000         10.31        0.26              1.35        (0.24)          (0.00)         11.68     15.72
--------------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------------------------------
CLASS I
2004         $9.57       $0.18(1)          $0.40       $(0.15)         $(0.00)        $10.00      6.13%
2003          9.66        0.17(1)          (0.07)       (0.19)(9)       (0.00)          9.57      1.15
2002         10.04        0.26(1)          (0.36)       (0.28)          (0.00)          9.66     (0.97)
2001(4)      10.00        0.07              0.02        (0.05)          (0.00)         10.04      0.94
--------------------------------------------------------------------------------------------------------
BOND FUND*
--------------------------------------------------------------------------------------------------------
CLASS I
2004        $10.44       $0.39(1)         $(0.45)      $(0.40)         $(0.00)         $9.98     (0.62)%
2003          9.86        0.48(1)           0.56        (0.46)          (0.00)         10.44     10.74
2002(5)       9.71        0.56(1)           0.14        (0.55)          (0.00)          9.86      7.40
2001          9.37        0.62              0.34        (0.62)          (0.00)          9.71     10.50
2000          9.93        0.59             (0.56)       (0.59)          (0.00)          9.37      0.35
--------------------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND**
--------------------------------------------------------------------------------------------------------
CLASS I
2004         $9.58       $0.37(1)         $(0.32)      $(0.40)         $(0.00)         $9.23      0.63%
2003          9.45        0.39(1)           0.19        (0.45)          (0.00)          9.58      6.15
2002(6)       9.22        0.50(1)           0.22        (0.49)          (0.00)          9.45      7.94
2001          8.77        0.57              0.45        (0.57)          (0.00)          9.22     11.95
2000          9.13        0.56             (0.36)       (0.56)          (0.00)          8.77      2.26

                                                       RATIO         RATIO OF NET
                                     RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF      INVESTMENT     TO AVERAGE    (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE     TO AVERAGE    (BEFORE FEE       (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE
------------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
------------------------------------------------------------------------------------------------
CLASS I
2004         $6,592       0.30%         0.61%          0.55%             0.36%             42%
2003          2,361       0.88          0.23           1.13             (0.02)             78
2002          2,854       1.12          1.15           1.37              0.90              40
2001(2)       2,492       0.38          1.10           0.76              0.72               5
------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
------------------------------------------------------------------------------------------------
CLASS I
2004       $136,752       0.98%         1.15%          0.98%             1.15%            230%
2003        120,329       1.09          1.63           1.09              1.63             171
2002(3)     157,660       1.00          2.13           1.00              2.13             106
2001        186,724       1.03          2.31           1.08              2.26             161
2000         69,517       1.01          2.20           1.07              2.14             182
------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND
------------------------------------------------------------------------------------------------
CLASS I
2004         $4,929       0.28%         1.71%          0.53%             1.46%             27%
2003          2,820       0.70          1.83           0.95              1.58              38
2002          2,752       1.02          2.68           1.27              2.43              27
2001(4)       2,523       0.37          3.20           0.75              2.82               5
------------------------------------------------------------------------------------------------
BOND FUND*
------------------------------------------------------------------------------------------------
CLASS I
2004       $415,151       0.74%         3.86%          0.74%             3.86%            338%
2003        617,012       0.71          4.73           0.71              4.73             213
2002(5)     798,688       0.71          5.70           0.71              5.70              98
2001        842,906       0.72          6.39           0.77              6.34              73
2000        294,308       0.87          6.14           0.89              6.12             155
------------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND**
------------------------------------------------------------------------------------------------
CLASS I
2004       $244,380       0.69%         4.09%          0.78%             4.00%            380%
2003        190,678       0.77          4.09           0.77              4.09             364
2002(6)     185,755       0.76          5.29           0.76              5.29             219
2001        155,683       0.79          6.27           0.84              6.22              78
2000        134,250       0.83          6.28           0.94              6.17              74

* EFFECTIVE JUNE 9, 2000, THE PARKSTONE BOND FUND WAS MERGED INTO THE ARMADA BOND FUND. THE FINANCIAL HIGHLIGHTS FOR THE PERIODS PRIOR TO JUNE 9, 2000 REFLECT THE PERFORMANCE HISTORY OF THE PARKSTONE BOND FUND. THE NET ASSET VALUES AT THE BEGINNING OF EACH PERIOD AND THE CHANGES IN NET ASSET VALUES, INCLUDING THE NET ASSET VALUES AT THE END OF EACH PERIOD LISTED HAVE BEEN RESTATED TO REFLECT THE CONVERSION RATIOS OF .9799154 FOR CLASS I ON THE DATE OF THE REORGANIZATION.

**   ACQUIRED ARMADA GNMA FUND ON NOVEMBER 21, 2003.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) THE AGGRESSIVE ALLOCATION FUND CLASS I COMMENCED OPERATIONS ON MARCH 6, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(3) AS REQUIRED, EFFECTIVE JUNE 1, 2001, BALANCED ALLOCATION FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.02%. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(4) CONSERVATIVE ALLOCATION FUND CLASS I COMMENCED OPERATIONS ON MARCH 6, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(5) AS REQUIRED, EFFECTIVE JUNE 1, 2001, BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THIS CHANGE ALSO RESULTED IN A DECREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.06% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(6) AS REQUIRED, EFFECTIVE JUNE 1, 2001, GOVERNMENT MORTGAGE FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THIS RESULTED IN A $0.02 DECREASE IN NET INVESTMENT INCOME PER SHARE AND AN INCREASE OF $0.02 IN REALIZED AND UNREALIZED GAINS (LOSSES) PER SHARE FOR THE YEAR ENDED MAY 31, 2002. THE EFFECT OF THIS CHANGE ALSO RESULTED IN A DECREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.18% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(7) INCLUDES A TAX RETURN OF CAPITAL OF $(0.07) FOR CLASS I FOR THE AGGRESSIVE ALLOCATION FUND.

(8) INCLUDES A TAX RETURN OF CAPITAL OF $(0.04) FOR CLASS I FOR THE AGGRESSIVE ALLOCATION FUND.

(9) INCLUDES A TAX RETURN OF CAPITAL OF $(0.03) FOR CLASS I FOR THE CONSERVATIVE ALLOCATION FUND.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS I
2004        $11.09        $0.37(1)        $(0.40)        $(0.37)        $(0.00)       $10.69     (0.26)%
2003         10.40         0.43(1)          0.69          (0.43)         (0.00)        11.09     11.00
2002         10.24         0.55(1)          0.16          (0.55)         (0.00)        10.40      7.05
2001          9.90         0.64             0.34          (0.64)         (0.00)        10.24     10.16
2000         10.39         0.64            (0.48)         (0.64)         (0.01)         9.90      1.50
--------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS I
2004        $10.17        $0.26(1)        $(0.20)        $(0.28)        $(0.00)        $9.95      0.45%
2003          9.97         0.32(1)          0.22          (0.34)         (0.00)        10.17      5.58
2002(2)       9.87         0.49(1)          0.10          (0.49)         (0.00)         9.97      6.09
2001          9.70         0.60             0.17          (0.60)         (0.00)         9.87      8.21
2000          9.96         0.57            (0.26)         (0.57)         (0.00)         9.70      3.22
--------------------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
--------------------------------------------------------------------------------------------------------
CLASS I
2004        $11.01        $0.42(1)        $(0.55)        $(0.42)        $(0.24)       $10.22     (1.18)%
2003         10.23         0.49(1)          0.92          (0.53)         (0.10)        11.01     14.18
2002(3)      10.02         0.55(1)          0.21          (0.55)         (0.00)        10.23      7.76
2001          9.48         0.59             0.54          (0.59)         (0.00)        10.02     12.04
2000          9.99         0.60            (0.45)         (0.60)         (0.06)         9.48      1.78
--------------------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS I
2004        $10.08        $0.16(1)        $(0.07)        $(0.17)        $(0.00)       $10.00      0.93%
2003(4)      10.00         0.09(1)          0.08          (0.09)         (0.00)        10.08      1.67

                                                       RATIO         RATIO OF NET
                                     RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF      INVESTMENT     TO AVERAGE    (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE     TO AVERAGE    (BEFORE FEE       (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE
------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
------------------------------------------------------------------------------------------------
CLASS I
2004        $439,369      0.59%          3.40%           0.74%            3.25%           164%
2003         418,964      0.58           4.01            0.73             3.86            129
2002         346,788      0.57           5.27            0.72             5.12            141
2001         345,059      0.59           6.34            0.79             6.14            133
2000         294,998      0.58           6.22            0.79             6.01            201
------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
------------------------------------------------------------------------------------------------
CLASS I
2004        $306,914      0.54%          2.58%           0.64%            2.48%           136%
2003         308,986      0.54           3.17            0.64             3.07            117
2002(2)      213,322      0.53           4.89            0.63             4.79            110
2001         190,243      0.55           5.98            0.73             5.80             87
2000          93,652      0.54           5.84            0.74             5.64             90
------------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
------------------------------------------------------------------------------------------------
CLASS I
2004        $314,269      0.60%          3.92%           0.75%            3.77%           134%
2003         241,404      0.58           4.60            0.73             4.45            108
2002(3)      259,402      0.55           5.42            0.72             5.25             88
2001         355,344      0.51           5.95            0.79             5.67            182
2000         331,026      0.48           6.17            0.77             5.88            121
------------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
------------------------------------------------------------------------------------------------
CLASS I
2004        $176,280      0.36%          1.54%           0.56%            1.34%           120%
2003(4)      129,599      0.26           1.81            0.58             1.49            239

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) AS REQUIRED, EFFECTIVE JUNE 1, 2001, LIMITED MATURITY BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND A DECREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.01%. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(3) AS REQUIRED, EFFECTIVE JUNE 1, 2001, TOTAL RETURN ADVANTAGE FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND 0.00% ON THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.


(4) ULTRA SHORT BOND FUND (FORMERLY SHORT DURATION BOND FUND) CLASS I COMMENCED OPERATIONS ON DECEMBER 2, 2002. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX EXEMPT BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS I
2004        $10.61       $0.39(1)         $(0.46)        $(0.41)       $(0.00)        $10.13     (0.70)%
2003         10.17        0.40(1)           0.44          (0.40)        (0.00)         10.61      8.45
2002(2)      10.01        0.42(1)           0.16          (0.42)        (0.00)         10.17      5.86
2001          9.50        0.43              0.51          (0.43)        (0.00)         10.01     10.07
2000          9.96        0.42             (0.45)         (0.42)        (0.01)          9.50     (0.24)
--------------------------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS I
2004        $11.45       $0.46(1)         $(0.51)        $(0.47)       $(0.00)        $10.93     (0.44)%
2003         11.03        0.47(1)           0.44          (0.47)        (0.02)         11.45      8.51
2002(3)      10.94        0.49(1)           0.10          (0.49)        (0.01)         11.03      5.54
2001         10.38        0.50              0.56          (0.50)        (0.00)         10.94     10.36
2000         10.91        0.47             (0.52)         (0.47)        (0.01)         10.38     (0.42)
--------------------------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS I
2004        $11.70       $0.41            $(0.50)        $(0.41)       $(0.00)        $11.20     (0.75)%
2003         11.20        0.44(1)           0.50          (0.44)        (0.00)         11.70      8.56
2002(4)      11.04        0.47(1)           0.16          (0.47)        (0.00)         11.20      5.81
2001         10.49        0.48              0.55          (0.48)        (0.00)         11.04     10.00
2000         11.03        0.48             (0.53)         (0.48)        (0.01)         10.49     (0.40)
--------------------------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS I
2004        $10.96       $0.36            $(0.49)        $(0.37)       $(0.00)        $10.46     (1.18)%
2003         10.47        0.41(1)           0.49          (0.41)        (0.00)         10.96      8.76
2002(5)      10.36        0.46(1)           0.11          (0.46)        (0.00)         10.47      5.57
2001          9.89        0.47(1)           0.47          (0.47)        (0.00)         10.36      9.64
2000         10.39        0.45             (0.46)         (0.47)        (0.02)          9.89     (0.06)

                                                       RATIO         RATIO OF NET
                                     RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF      INVESTMENT     TO AVERAGE    (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE     TO AVERAGE    (BEFORE FEE       (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE
------------------------------------------------------------------------------------------------
INTERMEDIATE TAX EXEMPT BOND FUND
------------------------------------------------------------------------------------------------
CLASS I
2004        $162,027      0.60%          3.78%          0.75%            3.63%              9%
2003         175,441      0.60           3.92           0.75             3.77              11
2002(2)      167,578      0.60           4.19           0.75             4.04              19
2001         162,015      0.60           4.39           0.80             4.19              27
2000          95,634      0.54           4.37           0.81             4.10              65
------------------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------
CLASS I
2004        $123,614      0.60%          4.11%          0.75%            3.96%              5%
2003         147,331      0.60           4.24           0.75             4.09               7
2002(3)      137,902      0.59           4.47           0.74             4.32               6
2001         148,726      0.60           4.62           0.80             4.42              16
2000         156,734      0.81           4.46           0.91             4.36              10
------------------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
------------------------------------------------------------------------------------------------
CLASS I
2004        $163,549      0.60%          3.61%          0.75%            3.46%             13%
2003         167,899      0.60           3.85           0.75             3.70               6
2002(4)      154,461      0.60           4.20           0.75             4.05              19
2001         156,655      0.56           4.44           0.76             4.24              20
2000         166,164      0.52           4.52           0.80             4.24              31
------------------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------
CLASS I
2004         $54,675      0.63%          3.38%          0.78%            3.23%             14%
2003          55,503      0.65           3.84           0.80             3.69              12
2002(5)       51,319      0.64           4.40           0.79             4.25              13
2001          45,441      0.63           4.57           0.86             4.34              25
2000          45,021      0.53           4.55           0.84             4.24              38

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) AS REQUIRED, EFFECTIVE JUNE 1, 2001, INTERMEDIATE TAX EXEMPT BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THIS RESULTED IN A $0.01 INCREASE IN NET INVESTMENT INCOME PER SHARE AND A DECREASE OF $0.01 IN REALIZED AND UNREALIZED GAINS (LOSSES) PER SHARE FOR THE YEAR ENDED MAY 31, 2002. THE EFFECT OF THIS CHANGE ALSO RESULTED IN AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.07%, FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(3) AS REQUIRED, EFFECTIVE JUNE 1, 2001, MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA. THE EFFECT OF THIS CHANGE ALSO RESULTED IN AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.03% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(4) AS REQUIRED, EFFECTIVE JUNE 1, 2001, OHIO INTERMEDIATE TAX EXEMPT BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA. THE EFFECT OF THIS CHANGE ALSO RESULTED IN A DECREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.02% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(5) AS REQUIRED, EFFECTIVE JUNE 1, 2001, PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND 0.00% ON THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                               INVESTMENT ADVISER

                            National City Investment
                               Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114

                                   DISTRIBUTOR

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                                                               BOARD OF TRUSTEES
================================================================================

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Commercial Metals Company
Strategic Distribution, Inc.

HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
   National City Corporation
Chairman and Chief Executive
   Officer, NatCity Investments, Inc.

JOHN G. BREEN
Retired Chairman and CEO,
   The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
   Executive Officer, Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of
   Finance and Dean Emeritus,
   Gatton College of Business and
   Economics, University of Kentucky

GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation

KATHLEEN A. OBERT
Chairman and Chief Executive Officer
   Edward Howard & Co.

J. WILLIAM PULLEN
President and Chief Executive Officer,
   Whayne Supply Company


 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.


                                                             [LOGO]
                                                               ARMADA(R)
                                                                  FUNDS

                                                             WWW.ARMADAFUNDS.COM

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:
By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Armada Funds' Investment Company Act
registration number is 811-4416.

[LOGO]
  ARMADA(R)
     FUNDS

WWW.ARMADAFUNDS.COM

                                                         ARM-PS-002-0800 (10/04)

                               [GRAPHIC OMITTED]

                 ---------------------------------------------------
                             ARMADA FUNDS PROSPECTUS
                 MONEY MARKET FUNDS     o   I SHARES (INSTITUTIONAL)
                                 OCTOBER 1, 2004
                 ---------------------------------------------------

Government Money Market Fund

Money Market Fund

Ohio Municipal
Money Market Fund

Pennsylvania Tax Exempt
Money Market Fund

Tax Exempt Money Market Fund

Treasury Money Market Fund

Treasury Plus Money Market Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   [LOGO]
                                   ARMADA(R)
                                       FUNDS

                            WWW.ARMADAFUNDS.COM

================================================================================

INVESTMENT ADVISER
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY

ABOUT THIS PROSPECTUS

Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class I Shares of the Armada money market funds before investing. Armada also offers Class I Shares of equity, fixed income, asset allocation and tax free bond funds in a separate prospectus. To obtain more information on Armada Funds, visit us on-line at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

ARMADA GOVERNMENT MONEY MARKET FUND .......................................    2

ARMADA MONEY MARKET FUND ..................................................    4

ARMADA OHIO MUNICIPAL MONEY MARKET FUND ...................................    6

ARMADA PENNSYLVANIA TAX EXEMPT
   MONEY MARKET FUND ......................................................    8

ARMADA TAX EXEMPT MONEY MARKET FUND .......................................   10

ARMADA TREASURY MONEY MARKET FUND .........................................   12

ARMADA TREASURY PLUS MONEY MARKET FUND ....................................   14

MORE INFORMATION ABOUT PRINCIPAL
   INVESTMENT STRATEGIES ..................................................   18

MORE INFORMATION ABOUT FUND INVESTMENTS ...................................   19

INVESTOR PROFILES .........................................................   21

INVESTMENT ADVISER AND INVESTMENT TEAMS ...................................   22

PURCHASING, SELLING AND EXCHANGING FUND SHARES ............................   23

DISTRIBUTION OF FUND SHARES ...............................................   28

DIVIDENDS AND TAXES .......................................................   29

FINANCIAL HIGHLIGHTS ......................................................   31

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company ("Adviser") manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Although a money market fund seeks to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this goal and it is possible that you may lose money by investing in a Fund.

ARMADA GOVERNMENT MONEY MARKET FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      High current income consistent with stability of principal while maintaining liquidity

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a portfolio of high quality short-term debt securities issued by the U.S. government, its agencies and instrumentalities and repurchase agreements related to such securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

      PRINCIPAL RISKS

      Interest rate risk, credit risk, counterparty risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Government Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"). The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government

                                             ARMADA GOVERNMENT MONEY MARKET FUND

would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

3.91%   5.63%    5.14%    5.25%    5.15%   4.82%    6.11%   3.90%   1.46%  0.74%
--------------------------------------------------------------------------------
1994    1995     1996     1997     1998    1999     2000    2001    2002   2003

                     Best Quarter            1.58%     (12/31/00)
                     Worst Quarter           0.16%      (9/30/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.32%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

--------------------------------------------------------------------------------
CLASS I SHARES                                    1 YEAR     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Armada Government Money
Market Fund                                        0.74%      3.39%      4.20%
--------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MONEY MARKET FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      High current income consistent with stability of principal while maintaining liquidity

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

      PRINCIPAL RISKS

      Interest rate risk, credit risk, counterparty risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests in a variety of high quality money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a sovereign debt rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).


The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered,

                                                        ARMADA MONEY MARKET FUND

the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                          CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

3.98%   5.72%    5.19%    5.32%    5.25%   4.92%    6.22%   3.91%   1.47%  0.78%
--------------------------------------------------------------------------------
1994    1995     1996     1997     1998    1999     2000    2001    2002   2003

                     Best Quarter            1.60%     (12/31/00)
                     Worst Quarter           0.17%     (12/31/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.32%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

--------------------------------------------------------------------------------
CLASS I SHARES                                    1 YEAR     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Armada Money Market Fund                           0.78%      3.44%       4.26%
--------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA OHIO MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a portfolio of high quality short-term Ohio municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Ohio income taxes

      PRINCIPAL RISKS

      Interest rate risk, credit risk, single state risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Municipal Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal income tax, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Ohio municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments.

Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

Under normal circumstances, at least 80% of the value of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

                                         ARMADA OHIO MUNICIPAL MONEY MARKET FUND

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Ohio municipal issuers to repay principal and to make interest payments on Ohio municipal money market instruments. Changes in the financial condition or credit rating of Ohio municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

2.93%              3.83%             2.60%             1.23%            0.78%
--------------------------------------------------------------------------------
1999               2000              2001              2002             2003

                     Best Quarter            1.01%     (12/31/00)
                     Worst Quarter           0.15%      (9/30/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.36%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

--------------------------------------------------------------------------------
                                                          SINCE         DATE OF
CLASS I SHARES                 1 YEAR      5 YEARS      INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Armada Ohio Municipal
Money Market Fund               0.78%       2.27%         2.31%         9/15/98
--------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a portfolio of high quality short-term Pennsylvania municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Pennsylvania income taxes

      PRINCIPAL RISKS

      Interest rate risk, credit risk, single state risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Tax Exempt Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from federal income tax and Pennsylvania income tax (Pennsylvania municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

                                ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Pennsylvania municipal issuers to repay principal and to make interest payments on Pennsylvania municipal money market instruments. Changes in the financial condition or credit rating of Pennsylvania municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                          CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   3.50%    3.14%    3.43%    3.14%   2.97%    3.81%   2.55%   1.24%    0.78%
--------------------------------------------------------------------------------
   1995     1996     1997     1998    1999     2000    2001    2002     2003

                     Best Quarter            0.99%     (12/31/00)
                     Worst Quarter           0.15%      (9/30/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.34%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

--------------------------------------------------------------------------------
                                                          SINCE         DATE OF
CLASS I SHARES                 1 YEAR      5 YEARS      INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Armada Pennsylvania Tax
Exempt Money Market Fund        0.78%       2.26%         2.74%          8/8/94
--------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TAX EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      High current interest income exempt from federal income tax consistent with stability of principal while maintaining liquidity

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a portfolio of high quality short-term municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal income tax

      PRINCIPAL RISKS

      Interest rate risk, credit risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Exempt Money Market Fund's investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes (municipal money market instruments). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered,

                                             ARMADA TAX EXEMPT MONEY MARKET FUND

the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                          CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

2.51%   3.57%    3.21%    3.37%    3.23%   2.95%    3.84%   2.55%   1.19%  0.75%
--------------------------------------------------------------------------------
1994    1995     1996     1997     1998    1999     2000    2001    2002   2003

                     Best Quarter            1.01%     (12/31/00)
                     Worst Quarter           0.15%      (9/30/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.34%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

--------------------------------------------------------------------------------
CLASS I SHARES                                    1 YEAR     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Armada Tax Exempt
Money Market Fund                                  0.75%      2.25%       2.71%
--------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TREASURY MONEY MARKET FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      High current income consistent with stability of principal while maintaining liquidity

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a portfolio of high quality short-term obligations of the U.S. Treasury designed to allow the Fund to maintain a stable net asset value of $1.00 per share

      PRINCIPAL RISK

      Interest rate risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Treasury Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                               ARMADA TREASURY MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                          CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   5.38%    4.86%    4.92%    4.70%   4.34%    5.55%   3.63%   1.34%    0.65%
--------------------------------------------------------------------------------
   1995     1996     1997     1998    1999     2000    2001    2002     2003

                     Best Quarter            1.46%     (12/31/00)
                     Worst Quarter           0.13%      (9/30/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.26%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

--------------------------------------------------------------------------------
                                                          SINCE         DATE OF
CLASS I SHARES               1 YEAR        5 YEARS      INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Armada Treasury Money
Market Fund                   0.65%         3.08%         3.94%         6/16/94
--------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TREASURY PLUS MONEY MARKET FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income consistent with liquidity and stability of principal

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a portfolio of high quality short-term obligations of the U.S. Treasury and repurchase agreements designed to allow the Fund to maintain a stable net asset value of $1.00 per share

      PRINCIPAL RISKS

      Interest rate risk, counterparty risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Treasury Plus Money Market Fund's investment objective is to provide current income with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills and notes, repurchase agreements related to such securities and other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser assesses current and projected market conditions. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive trade off between risk and return.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                          ARMADA TREASURY PLUS MONEY MARKET FUND

PERFORMANCE INFORMATION

Performance information before June 16, 2000 represents performance of the Parkstone Treasury Fund which was reorganized into the Armada Treasury Plus Money Market Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                          CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

3.71%   5.42%    4.88%    5.05%    4.96%   4.44%    5.84%   3.60%   1.30%  0.64%
--------------------------------------------------------------------------------
1994    1995     1996     1997     1998    1999     2000    2001    2002   2003

                     Best Quarter            1.53%      (9/30/00)
                     Worst Quarter           0.11%      (9/30/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2004 was 0.29%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003.

--------------------------------------------------------------------------------
CLASS I SHARES                                    1 YEAR     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Armada Treasury Plus
Money Market Fund                                  0.64%      3.14%       3.97%
--------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


ANNUAL FUND OPERATING EXPENSES                          GOVERNMENT
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)        MONEY MARKET FUND          MONEY MARKET FUND
Investment Advisory Fees(1)                                0.35%                      0.35%
----------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                               0.03%                      0.03%
----------------------------------------------------------------------------------------------------
Other Expenses                                             0.12%                      0.13%
----------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                                      0.50%                      0.51%
----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES                        OHIO MUNICIPAL         PENNSYLVANIA TAX EXEMPT
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)        MONEY MARKET FUND          MONEY MARKET FUND
Investment Advisory Fees(1)                                0.35%                      0.40%
----------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                               0.03%                      0.03%
----------------------------------------------------------------------------------------------------
Other Expenses                                             0.14%                      0.14%
----------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                                      0.52%                      0.57%
----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES                           TAX EXEMPT                 TREASURY
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)        MONEY MARKET FUND          MONEY MARKET FUND
Investment Advisory Fees(1)                                0.35%                      0.30%
----------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                               0.03%                      0.03%
----------------------------------------------------------------------------------------------------
Other Expenses                                             0.13%                      0.13%
----------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                                      0.51%                      0.46%
----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES                         TREASURY PLUS
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)        MONEY MARKET FUND
Investment Advisory Fees(1)                                0.30%
----------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                               0.03%
----------------------------------------------------------------------------------------------------
Other Expenses                                             0.14%
----------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                                      0.47%
----------------------------------------------------------------------------------------------------

(1) The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                   ADVISORY     TOTAL
      FUND                                           FEES     EXPENSES
      Government Money Market Fund                   0.25%      0.42%
      Money Market Fund                              0.25%      0.43%
      Ohio Municipal Money Market Fund               0.15%      0.34%
      Pennsylvania Tax Exempt Money Market Fund      0.15%      0.34%
      Tax Exempt Money Market Fund                   0.15%      0.33%
      Treasury Money Market Fund                     0.25%      0.43%
      Treasury Plus Money Market Fund                0.25%      0.44%

      The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, the Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                                   ADVISORY     TOTAL
      FUND                                           FEES     EXPENSES
      Government Money Market Fund                   0.25%      0.40%
      Money Market Fund                              0.25%      0.41%
      Ohio Municipal Money Market Fund               0.15%      0.32%
      Pennsylvania Tax Exempt Money Market Fund      0.15%      0.32%
      Tax Exempt Money Market Fund                   0.15%      0.31%
      Treasury Money Market Fund                     0.25%      0.41%
      Treasury Plus Money Market Fund                0.25%      0.42%


      These fee waivers are voluntary and may be revised or discontinued at any time.


(2) Distribution (12b-1) Fees have been restated to reflect current fees expected to be incurred by each Fund's Class I Shares during the current fiscal year. Each Fund may reimburse up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.03% during the current fiscal year.


      For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                           1 YEAR    3 YEARS  5 YEARS   10 YEARS
--------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND                 $51      $160      $280      $628
--------------------------------------------------------------------------------
MONEY MARKET FUND                             52       164       285       640
--------------------------------------------------------------------------------
OHIO MUNICIPAL MONEY MARKET FUND              53       167       291       653
--------------------------------------------------------------------------------
PENNSYLVANIA TAX EXEMPT
MONEY MARKET FUND                             58       183       318       714
--------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND                  52       167       285       640
--------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND                    47       148       258       579
--------------------------------------------------------------------------------
TREASURY PLUS MONEY MARKET FUND               48       151       263       591
--------------------------------------------------------------------------------

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information. The following chart indicates the specific investments in which each Fund primarily invests.


---------------------------------------------------------------------------------------------------------------
                                                 Eurodollar
                              Fixed Income       and Yankee        Government        Repurchase      Municipal
                               Securities       Obligations        Securities        Agreements      Securities
---------------------------------------------------------------------------------------------------------------
Armada Government
Money Market Fund                  o                                    o                o
---------------------------------------------------------------------------------------------------------------
Armada Money Market Fund           o                 o                  o                o
---------------------------------------------------------------------------------------------------------------
Armada Ohio Municipal
Money Market Fund                  o                                                                     o
---------------------------------------------------------------------------------------------------------------
Armada Pennsylvania Tax
Exempt Money Market Fund           o                                                                     o
---------------------------------------------------------------------------------------------------------------
Armada Tax Exempt
Money Market Fund                  o                                                                     o
---------------------------------------------------------------------------------------------------------------
Armada Treasury
Money Market Fund                  o                                    o
---------------------------------------------------------------------------------------------------------------
Armada Treasury Plus
Money Market Fund                  o                                    o                o
---------------------------------------------------------------------------------------------------------------


FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES

As part of their principal investment strategies, each of the Armada Government Money Market Fund, Money Market Fund, Treasury Money Market Fund and Treasury Plus Money Market Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

REPURCHASE AGREEMENTS

Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that we use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

To the extent not inconsistent with a Fund's other investment policies, a Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities may temporarily deviate from such policy in limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

Each Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.

Armada has obtained an order from the SEC that allows the non-money market funds offered by Armada through separate prospectuses to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by this prospectus. A non-money market fund will generally hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.


EURODOLLAR AND YANKEE OBLIGATIONS

The Money Market Fund may also invest in Eurodollar and Yankee obligations, which include, but are not limited, to certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

-------------------------------------------------------------------------------------------------
FUND                                         MAY BE APPROPRIATE FOR...
-------------------------------------------------------------------------------------------------
Government Money Market Fund                 Investors seeking current income and the added
                                             stability and quality of a fund that invests in
                                             government related securities
-------------------------------------------------------------------------------------------------
Money Market Fund                            Investors seeking current income and reduced risk
                                             through a widely diversified money market portfolio
-------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund             Taxable investors seeking current income exempt from
                                             federal and Ohio income taxes
-------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund    Taxable investors seeking current income exempt from
                                             federal and Pennsylvania income taxes
-------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund                 Taxable investors seeking current income exempt from
                                             federal income taxes
-------------------------------------------------------------------------------------------------
Treasury Money Market Fund                   Investors seeking current income and the added
                                             stability and quality of a fund that invests in U.S.
                                             Treasury securities
-------------------------------------------------------------------------------------------------
Treasury Plus Money Market Fund              Investors seeking current income and the added
                                             stability and quality of a fund that invests in U.S.
                                             Treasury securities
-------------------------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2004, the Adviser had approximately $27 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal period ended May 31, 2004.


                                                                                               ADVISORY FEES PAID AS A
                                                                                             PERCENTAGE OF AVERAGE NET
                                                                                             ASSETS FOR THE FISCAL YEAR
FUND NAME                                                   MANAGEMENT TEAM                      ENDED MAY 31, 2004
-----------------------------------------------------------------------------------------------------------------------
Government Money Market Fund                      Taxable Money Market Management Team                  0.25%
-----------------------------------------------------------------------------------------------------------------------
Money Market Fund                                 Taxable Money Market Management Team                  0.25%
-----------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund                Tax Exempt Money Market Management Team                 0.15%
-----------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund       Tax Exempt Money Market Management Team                 0.15%
-----------------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund                    Tax Exempt Money Market Management Team                 0.15%
-----------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund                        Taxable Money Market Management Team                  0.25%
-----------------------------------------------------------------------------------------------------------------------
Treasury Plus Money Market Fund                   Taxable Money Market Management Team                  0.25%
-----------------------------------------------------------------------------------------------------------------------

PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT, AND ARE ONLY AVAILABLE TO FINANCIAL INSTITUTIONS.

Institutional shares may be purchased only through the Trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with the Distributor to place trades for institutional accounts, broker products or similar products. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and may charge transaction fees. You should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution.

The Funds may accept or reject any purchase order.

From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

HOW TO PURCHASE FUND SHARES

                           NEW ACCOUNT SET UP                                   ADDING TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
TELEPHONE                  Call our Investor Services Line to obtain an         Call our Investor Services Line to
1-800-622-FUND (3863)      application.                                         purchase additional shares.
-----------------------------------------------------------------------------------------------------------------------
MAIL                       Complete an application and mail it                  Make your check payable to "Armada
                           along with a check payable, in                       Funds (Fund Name)." Please include
                           U.S. dollars, to "Armada Funds                       your account number on your check
                           (Fund Name)."                                        and mail it to the address at the left.

                             Armada Funds
                             P.O. Box 8421
                             Boston, MA 02266-8421

                           For overnight delivery mail to:

                             Boston Financial Data Services
                             Attn: Armada Funds
                             66 Brooks Drive
                             Braintree, MA 02184

                           Armada cannot accept third-party checks,
                           starter checks, credit cards, credit card
                           checks, cash or cash equivalents
                           (i.e., cashier's check, bank draft, money
                           order or travelers' check).
-----------------------------------------------------------------------------------------------------------------------

                           NEW ACCOUNT SET UP                                   ADDING TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
WIRE                       To purchase shares by wire,                          Call 1-800-622-FUND (3863)
                           call 1-800-622-FUND (3863)                           prior to sending the wire in order to
                           to set up your account to accommodate                obtain a confirmation number and to
                           wire transactions and to receive a wire              ensure prompt and accurate handling
                           control number to be included in the                 of funds. Ask your bank to transmit
                           body of the wire. Ask your bank to                   immediately available funds by wire
                           transmit immediately available funds                 as described at the left. Please
                           by wire in the amount of your purchase to:           include your account number.

                             State Street Bank and Trust Company                Armada and its transfer agent
                             ABA #011000028                                     are not responsible for the
                             Account 99052755 Credit Armada Funds               consequences of delays resulting
                             (Account Registration)                             from the banking or Federal
                             (Account Number)                                   Reserve Wire system, or from
                             (Wire Control Number)                              incomplete wiring instructions.

                           Note: Your bank may charge you a fee
                           for this service.

                           Armada and its transfer agent are not
                           responsible for the consequences of delays
                           resulting from the banking or Federal Reserve
                           Wire system, or from incomplete wiring
                           instructions.
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY     You may buy shares through accounts with             Please refer to New Account Set Up
                           brokers or other financial institutions that are     to the left.
                           authorized to place trades in Fund shares for
                           their customers. If you invest through an
                           authorized institution, you will have to follow
                           its procedures. Your broker or institution may
                           charge a fee for its services, in addition to
                           the fees charged by Armada. Address
                           correspondence or questions regarding a
                           Fund to your institution.
-----------------------------------------------------------------------------------------------------------------------

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. The following table shows when the daily NAV is calculated for each of the Funds and the deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV:

                                                       DEADLINE FOR SUBMITTING
                                                       PURCHASE ORDERS TO THE
                          TIME OF NAV                  TRANSFER AGENT TO RECEIVE
                          CALCULATION                  THE CURRENT DAY'S NAV
--------------------------------------------------------------------------------
Money Market Fund         ONCE DAILY                   3:30 p.m. Eastern Time

Government Money
   Market Fund            4:00 p.m. Eastern Time
                          (or close of trading on the
                          NYSE)
--------------------------------------------------------------------------------
Ohio Municipal
   Money Market Fund      TWICE DAILY                  12:30 p.m. Eastern Time
Pennsylvania Tax Exempt   1:00 p.m. Eastern
   Money Market Fund      Time and 4:00 p.m.
Tax Exempt Money          Eastern Time (or close
   Market Fund            of trading on the
Treasury Money            NYSE)
   Market Fund
Treasury Plus Money
   Market Fund
--------------------------------------------------------------------------------

To be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive your order by the above listed deadlines and immediately available funds before 3:30 p.m. Eastern Time that day.

NAV is not calculated on holidays when the NYSE is closed for trading.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

TELEPHONE

1-800-622-FUND (3863)

Call with the account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 23 "How to Purchase Fund Shares").

FINANCIAL INTERMEDIARY

Contact your broker or institution to redeem your shares. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The sale price of each share will be the next NAV determined after the Fund receives your request.

If you recently changed your address on your account, redemption proceeds will not be available until after 10 business days without a signature guarantee.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors -- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption request. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;


(b)   the NYSE is closed for other than customary weekend and holiday closings;



(c)   the SEC has by order permitted such suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES

You may exchange your Class I Shares of a Fund for Class I Shares of another Armada Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern Time.

Short-term trading in other Armada Funds creates transaction costs that are borne by all shareholders in those Funds and disrupts the orderly management of the Fund's portfolio investments. Armada has imposed limits on such exchanges to prevent excessive short-term trading by shareholders.

If you are exchanging into or out of an Armada non-money market fund, the general trading limits on those Funds limit shareholders to no more than six "round trip" transactions -- a fund purchase followed shortly by a corresponding sale (redemption or exchange) -- during any 12 month period. Please refer to the prospectus for the relevant fund for more information on Armada's short-term trading policies and procedures for those funds.

Armada reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

TELEPHONE

1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into a new or existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL

Indicate which existing Fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

      Armada Funds
      P.O. Box 8421
      Boston, MA 02266-8421

For overnight delivery mail to:

      Boston Financial Data Services
      Attn: Armada Funds
      66 Brooks Drive
      Braintree, MA 02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY

Contact your broker or institution. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than 0.03% with respect to each Fund.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

Each Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES

Fund distributions (other than exempt-interest dividends discussed on the next page) will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Each Fund contemplates declaring as dividends each year all or substantially all of its net taxable investment income. Distributions attributable to the net capital gain of a Fund, if any, will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The Armada Ohio Municipal Money Market Fund, Armada Pennsylvania Tax Exempt Money Market Fund and Armada Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as distributions that are derived from occasional taxable investments or from capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2004, the withholding rate is 28%.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                            FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2004 and is incorporated by reference into the Statement of Additional Information.

On June 16, 2000, the Parkstone Treasury Fund was reorganized into the similarly managed Armada Treasury Plus Money Market Fund. In connection with this reorganization, the Armada Treasury Plus Money Market Fund adopted the financial highlights, financial statements and performance history of the acquired Parkstone Fund.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


                                                                                                         RATIO          RATIO OF
                                                                                        RATIO OF NET  OF EXPENSES    NET INVESTMENT
        NET ASSET               DIVIDENDS                                    RATIO OF    INVESTMENT   TO AVERAGE   INCOME TO AVERAGE
          VALUE,      NET       FROM NET    NET ASSET           NET ASSETS   EXPENSES      INCOME      NET ASSETS      NET ASSETS
        BEGINNING  INVESTMENT  INVESTMENT  VALUE, END   TOTAL     END OF    TO AVERAGE   TO AVERAGE   (BEFORE FEE     (BEFORE FEE
         OF YEAR     INCOME      INCOME      OF YEAR   RETURN+  YEAR (000)  NET ASSETS   NET ASSETS     WAIVERS)        WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
2004      $1.00      $0.01+      $(0.01)      $1.00     0.65%   $1,554,598     0.42%        0.65%         0.52%           0.55%
2003       1.00       0.01+       (0.01)       1.00     1.15     1,966,487     0.41         1.16          0.51            1.06
2002       1.00       0.02+       (0.02)       1.00     2.43     2,195,174     0.39         2.31          0.49            2.21
2001       1.00       0.06        (0.06)       1.00     5.88     1,557,596     0.37         5.62          0.52            5.47
2000       1.00       0.05        (0.05)       1.00     5.30       947,831     0.39         5.14          0.55            4.98
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
2004      $1.00      $0.01+      $(0.01)      $1.00     0.67%   $2,920,107     0.43%        0.68%         0.53%           0.58%
2003       1.00       0.01+       (0.01)       1.00     1.19     3,646,585     0.40         1.19          0.50            1.09
2002       1.00       0.02+       (0.02)       1.00     2.41     3,533,294     0.40         2.33          0.50            2.23
2001       1.00       0.06        (0.06)       1.00     5.96     3,342,689     0.38         5.78          0.53            5.63
2000       1.00       0.05        (0.05)       1.00     5.41     2,342,230     0.40         5.29          0.56            5.13
------------------------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
2004      $1.00      $0.01+      $(0.01)      $1.00     0.70%     $238,433     0.34%        0.70%         0.54%           0.50%
2003       1.00       0.01+       (0.01)       1.00     1.06       262,692     0.32         1.05          0.52            0.85
2002       1.00       0.02+       (0.02)       1.00     1.77       185,180     0.31         1.72          0.51            1.52
2001       1.00       0.04        (0.04)       1.00     3.71       176,937     0.33         3.62          0.58            3.37
2000       1.00       0.03        (0.03)       1.00     3.28       129,475     0.35         3.26          0.61            3.00

+     PER SHARE AMOUNTS CALCULATED USING THE AVERAGE SHARES OUTSTANDING METHOD.

                                                            FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


                                                                                                         RATIO          RATIO OF
                                                                                        RATIO OF NET  OF EXPENSES    NET INVESTMENT
        NET ASSET               DIVIDENDS                                    RATIO OF    INVESTMENT   TO AVERAGE   INCOME TO AVERAGE
          VALUE,      NET       FROM NET    NET ASSET           NET ASSETS   EXPENSES      INCOME      NET ASSETS      NET ASSETS
        BEGINNING  INVESTMENT  INVESTMENT  VALUE, END   TOTAL     END OF    TO AVERAGE   TO AVERAGE   (BEFORE FEE     (BEFORE FEE
         OF YEAR     INCOME      INCOME      OF YEAR   RETURN+  YEAR (000)  NET ASSETS   NET ASSETS     WAIVERS)        WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
2004      $1.00      $0.01+      $(0.01)      $1.00     0.69%    $97,248       0.34%        0.69%         0.59%           0.44%
2003       1.00       0.01+       (0.01)       1.00     1.07     100,585       0.30         1.06          0.55            0.81
2002       1.00       0.02+       (0.02)       1.00     1.76     112,169       0.34         1.69          0.59            1.44
2001       1.00       0.04        (0.04)       1.00     3.65      99,711       0.35         3.61          0.65            3.31
2000       1.00       0.03        (0.03)       1.00     3.31      94,299       0.33         3.26          0.64            2.95
------------------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
2004      $1.00      $0.01+      $(0.01)      $1.00     0.68%   $426,256       0.33%        0.68%         0.53%           0.48%
2003       1.00       0.01+       (0.01)       1.00     1.04     545,100       0.31         1.03          0.51            0.83
2002       1.00       0.02+       (0.02)       1.00     1.74     539,093       0.30         1.70          0.50            1.50
2001       1.00       0.04        (0.04)       1.00     3.67     565,973       0.28         3.61          0.53            3.36
2000       1.00       0.03        (0.03)       1.00     3.30     327,185       0.32         3.24          0.58            2.98
------------------------------------------------------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
2004      $1.00      $0.01+      $(0.01)      $1.00     0.54%   $578,023       0.43%        0.54%         0.48%           0.49%
2003       1.00       0.01+       (0.01)       1.00     1.07     636,837       0.41         1.04          0.46            0.99
2002       1.00       0.02+       (0.02)       1.00     2.23     468,283       0.40         2.12          0.45            2.07
2001       1.00       0.05        (0.05)       1.00     5.39     365,605       0.43         5.24          0.53            5.14
2000       1.00       0.05        (0.05)       1.00     4.75     409,169       0.42         4.65          0.53            4.54
------------------------------------------------------------------------------------------------------------------------------------
TREASURY PLUS MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
2004      $1.00      $0.01+      $(0.01)      $1.00     0.56%   $212,418       0.45%        0.57%         0.49%           0.53%
2003       1.00       0.01+       (0.01)       1.00     1.02     232,768       0.47         0.99          0.47            0.99
2002       1.00       0.02+       (0.02)       1.00     2.19     186,114       0.48         2.23          0.48            2.23
2001       1.00       0.05        (0.05)       1.00     5.62     231,317       0.47         5.43          0.52            5.38
2000       1.00       0.05        (0.05)       1.00     4.90     227,447       0.56         4.77          0.60            4.73

+     PER SHARE AMOUNTS CALCULATED USING THE AVERAGE SHARES OUTSTANDING METHOD.

                               INVESTMENT ADVISER

                            National City Investment
                               Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114

                                   DISTRIBUTOR

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                                                               BOARD OF TRUSTEES
================================================================================

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Commercial Metals Company
Strategic Distribution, Inc.

HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
   National City Corporation
Chairman and Chief Executive
   Officer, NatCity Investments, Inc.

JOHN G. BREEN
Retired Chairman and CEO,
   The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
   Executive Officer, Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of
   Finance and Dean Emeritus,
   Gatton College of Business and
   Economics, University of Kentucky

GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation

KATHLEEN A. OBERT
Chairman and Chief Executive Officer,
   Edward Howard & Co.

J. WILLIAM PULLEN
President and Chief Executive Officer,
   Whayne Supply Company

The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

                                                                 [LOGO]
                                                                 ARMADA(R)
                                                                     FUNDS

                                                          WWW.ARMADAFUNDS.COM

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston,  MA  02266-8421

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Armada Funds' Investment Company Act registration number is 811-4416.

[LOGO]
ARMADA(R)
    FUNDS

WWW.ARMADAFUNDS.COM

                                                         ARM-PS-004-0700 (10/04)